UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.
              BlackRock Short Term Bond Portfolio
              BlackRock Global SmallCap Portfolio
              BlackRock Equity Dividend Portfolio
              BlackRock Mid Cap Value Opportunities Portfolio
              BlackRock Small Cap Index Portfolio
              BlackRock International Index Portfolio

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

BlackRock Series Fund, Inc.

                                                                            Page
                                                                            ----
BlackRock Equity Dividend Portfolio .......................................    2
BlackRock Global SmallCap Portfolio .......................................   24
BlackRock International Index Portfolio ...................................   48
BlackRock Mid Cap Value
  Opportunities Portfolio .................................................   69
BlackRock Short Term Bond Portfolio .......................................   89
BlackRock Small Cap Index Portfolio .......................................  108


Annual Report
December 31, 2006

BlackRock Series Fund, Inc.

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006

--------------------------------------------------------------------------------
                                                    6-month            12-month
--------------------------------------------------------------------------------

U.S. equities (Standard &
  Poor's 500 Index) .........................       +12.74%              +15.79%

Small cap U.S. equities
  (Russell 2000 Index) ......................       + 9.38               +18.37

International equities (MSCI Europe,
  Australasia, Far East Index) ..............       +14.69               +26.34

Fixed income (Lehman Brothers
  Aggregate Bond Index) .....................       + 5.09               + 4.33

Tax-exempt fixed income (Lehman
  Brothers Municipal Bond Index) ............       + 4.55               + 4.84

High yield bonds (Credit Suisse
  High Yield Index) .........................       + 8.14               +11.92

      After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

      Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

      Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

      As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
A Discussion With Your Portfolio Manager

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Equity Dividend Portfolio's (formerly Mercury Equity Dividend Portfolio) Class I Shares posted a total return of +19.48%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +15.79% and the Lipper Equity Income Funds (Variable Products) category had an average return of +17.98%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

      Global equity markets posted strong gains in 2006 as the Federal Reserve Board (the Fed) concluded, at least for now, its rate-raising activities. The U.S. economy downshifted with the very significant slowdown in housing leading the way. Corporate profit growth rose a double-digit percentage for an unprecedented fifth year in a row. Commodity price volatility increased significantly, with an early year run-up followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Fed took its market rate up to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the United States as the U.S. dollar resumed its weakness.

      While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks. After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all-time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and merger-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ended with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

      The Portfolio outperformed its benchmark, the S&P 500 Index, and its comparable Lipper category average for the 12-month period. The Portfolio's comparative return benefited most from an overweight in energy, underweights in information technology and health care, and stock selection in the industrials, consumer staples and consumer discretionary sectors. The primary positive contributors in the industrials sector were our positions in Deere & Co., a manufacturer of agricultural and commercial equipment, and Raytheon Co., an aerospace and defense company. Our holding in Diageo Plc, a U.K. producer and distributor of beer and wine, enhanced the Portfolio's return in the consumer staples sector. Within the consumer discretionary sector, our holdings in CBS Corp., a media company, and Husqvarna AB, a Swedish manufacturer of lawn and garden equipment that is not a constituent of the S&P 500 Index, enhanced Portfolio results.

      The main negative contributor to the performance versus the benchmark was the Portfolio's sizeable cash position in an environment of generally rising equity markets. Adverse stock selection in energy also detracted from the relative return. The most notable negative contributors included our positions in Murphy Oil Corp., an oil and gas refining and marketing company; Peabody Energy Corp., a coal mining company that is not represented in the Index; and Exxon Mobil Corp., which performed well during the year. An underweight in the financials sector detracted slightly from the relative performance.

What changes were made to the Portfolio during the period?

During the first six months of 2006, we increased the Portfolio's weighting in integrated oil companies, adding to our existing positions in Chevron Corp. and Marathon Oil Corp. We also initiated a holding in Occidental Petroleum Corp. following the reduction of our position in EnCana Corp., which is leveraged to natural gas.

      Later in the year, we increased the Portfolio's exposure to the health care sector. After several quarters of underperformance, the share prices of pharmaceutical company stocks appeared to be discounting generic competition and litigation risks, and the stocks provided attractive yields. We also added to our holdings in Bank of America Corp. and JPMorgan Chase & Co. in financials, but the

Portfolio's sector weight did not increase, as we sold our shares in PNC Financial Services Group, Inc. We received cash for our Falconbridge Ltd. shares following its acquisition by Xstrata Plc, and used proceeds to establish new positions in Verizon Communications, Inc. and AT&T Inc. in the telecommunication services sector and in General Electric Co. in the industrials sector.

      Toward the end of 2006, we increased the Portfolio's weighting in integrated oil companies in an effort to be more defensive during the upcoming year, which we believe should see a moderation in energy prices and some headwinds to oil company earnings. We added to our holdings in Exxon Mobil Corp. and Chevron Corp., while reducing our weighting in ConocoPhillips and liquidating our holding in EnCana Corp., a natural gas exploration and production company. We also shifted our exposure to telecommunication services, reducing our positions in Verizon Communications, Inc. and Telus Corp., adding to our holding in AT&T Inc., and initiating positions in Manitoba Telecom Services, Inc., Windstream Corp. and Vodaphone Group Plc, as well as ITC Holdings Corp., a telecommunications tower operator. We also increased the Portfolio's weighting in the financials sector, where we added to our existing holdings in Bank of America Corp., Chubb Corp. and JPMorgan Chase & Co. Finally, we increased exposure to information technology with the purchase of Microsoft Corp., which we believe will benefit from its long-delayed release of the Vista operating system.

How would you characterize the Portfolio's position at the close of the period?

At December 31, 2006, the Portfolio's largest sector allocations were in the energy, financials, materials and utilities sectors. The Portfolio was considerably overweight versus the S&P 500 Index in materials, energy and utilities. The Portfolio's major underweights included information technology, health care, financials and consumer discretionary. We maintain our focus on companies, industries and sectors that we believe will benefit from strong growth in global demand and limited additions to productive capacity due to a combination of impediments to bringing on new projects. We remain confident that the long-term earnings power of these companies is not exclusively dependent on the spot price of commodities, which have experienced significant speculative inflows. We believe the stability of their operations, as demonstrated by their balance sheets, dividend history and forward earnings estimates, is not being reflected accurately by short-term fluctuations in their stock prices and will be more highly valued in the mid to longer term. We remain cautious on sectors that are exposed to the consumer, given reduced purchasing power from rising healthcare and utility costs, as well as potential negative wealth effects from the slowing housing market.

Robert M. Shearer
Vice President and Portfolio Manager

January 22, 2007

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Portfolio Information as of December 31, 2006

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Energy .................................................................   17.7%
Financials .............................................................   16.7
Materials ..............................................................   11.4
Industrials ............................................................   11.3
Utilities ..............................................................    9.1
Telecommunication Services .............................................    6.3
Consumer Staples .......................................................    6.0
Consumer Discretionary .................................................    4.6
Health Care ............................................................    3.1
Information Technology .................................................    1.8
Other* .................................................................   12.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the S&P 500(R) Index. Values are from December 31, 2004 to December 2006.

                                 BlackRock                   BlackRock                   BlackRock
                          Equity Dividend              Equity Dividend             Equity Dividend
                              Portfolio+--                Portfolio+--                Portfolio+--                S&P 500(R)
                           Class I Shares*            Class II Shares*           Class III Shares*                   Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $11,410                     $11,410                     $11,410                   $10,491
12/06                              $13,633                     $13,633                     $13,622                   $12,148

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ BlackRock Equity Dividend Portfolio invests primarily in a portfolio of equity securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +19.48%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +16.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +19.48%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +16.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +19.39%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +16.71
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                            6-Month                12-Month         Standardized
As of December 31, 2006   Total Return           Total Return       30-day Yield
--------------------------------------------------------------------------------
Class I Shares*             + 9.28%                +19.48%                +1.78%
--------------------------------------------------------------------------------
Class II Shares*            + 9.28                 +19.48                    --
--------------------------------------------------------------------------------
Class III Shares*           + 9.19                 +19.39                    --
--------------------------------------------------------------------------------
S&P 500(R) Index**          +12.74                 +15.79                    --
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past results shown should not be considered a representation of future performance.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                      Beginning          Ending          During the Period*
                                                    Account Value     Account Value       July 1, 2006 to
                                                    July 1, 2006    December 31, 2006    December 31, 2006
================================================================================================================
Actual
================================================================================================================
Class I                                                $1,000          $1,092.80              $4.90
----------------------------------------------------------------------------------------------------------------
Class II                                               $1,000          $1,092.80              $5.11
----------------------------------------------------------------------------------------------------------------
Class III                                              $1,000          $1,091.90              $5.37
================================================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================================================
Class I                                                $1,000          $1,020.21              $4.73
----------------------------------------------------------------------------------------------------------------
Class II                                               $1,000          $1,020.01              $4.94
----------------------------------------------------------------------------------------------------------------
Class III                                              $1,000          $1,019.76              $5.19
----------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.94% for Class I, .98% for Class II and 1.03% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately 1.09% and 1.19%, the actual expenses paid would have been approximately $5.69 and $6.21, and the hypothetical expenses paid would have been approximately $5.49 and $5.99 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                               Shares
Europe                Industry                                   Held                          Common Stocks                Value
-----------------------------------------------------------------------------------------------------------------------------------
France--1.7%          Chemicals--0.0%                              25     Arkema (a)(b) .............................    $    1,283
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--1.7%         1,200     Total SA (b) ..............................        86,304
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in France .............        87,587
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--0.6%     Food Products--0.6%                       1,200     Unilever NV (b) ...........................        32,700
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in
                                                                          the Netherlands ...........................        32,700
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--1.4%          Household Durables--1.4%                  2,100     Electrolux AB Series B (a) ................        42,025
                                                                1,900     Husqvarna AB (a) ..........................        29,697
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in Sweden .............        71,722
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--      Beverages--1.1%                           2,900     Diageo Plc ................................        56,924
2.4%                  -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--0.9%           700     BP Plc (b) ................................        46,970
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication                  600     Vodafone Group Plc (b) ....................        16,668
                      Services--0.4%
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in
                                                                          the United Kingdom ........................       120,562
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in
                                                                          Europe--6.1% ..............................       312,571
-----------------------------------------------------------------------------------------------------------------------------------

North America
-----------------------------------------------------------------------------------------------------------------------------------
Canada--6.1%          Commercial Banks--1.9%                      900     Bank of Montreal ..........................        53,252
                                                                  800     National Bank of Canada ...................        45,168
                                                                                                                         ----------
                                                                                                                             98,420
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication             1,015     BCE, Inc. .................................        27,405
                      Services--1.1%                              400     Manitoba Telecom Services, Inc. ...........        15,916
                                                                  300     TELUS Corp. (Non-Voting Shares) ...........        13,385
                                                                                                                         ----------
                                                                                                                             56,706
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--1.0%                       400     Alcan, Inc. ...............................        19,496
                                                                  600     Barrick Gold Corp. ........................        18,445
                                                                  200     Teck Cominco Ltd. Class B .................        15,075
                                                                                                                         ----------
                                                                                                                             53,016
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--2.1%         2,400     Cameco Corp. ..............................        97,140
                                                                  200     EnCana Corp. ..............................         9,203
                                                                                                                         ----------
                                                                                                                            106,343
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in Canada .............       314,485
-----------------------------------------------------------------------------------------------------------------------------------
Cayman Islands--      Insurance--0.3%                             200     XL Capital Ltd. Class A ...................        14,404
0.3%                  -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in
                                                                          the Cayman Islands ........................        14,404
-----------------------------------------------------------------------------------------------------------------------------------
United States--70.4%  Aerospace & Defense--5.4%                   800     General Dynamics Corp. ....................        59,480
                                                                  700     Northrop Grumman Corp. ....................        47,390
                                                                1,700     Raytheon Co. ..............................        89,760
                                                                  300     Rockwell Collins, Inc. ....................        18,987
                                                                1,000     United Technologies Corp. .................        62,520
                                                                                                                         ----------
                                                                                                                            278,137
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.4%                             400     The Coca-Cola Co. .........................        19,300
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.8%                        40     Ameriprise Financial, Inc. ................         2,180
                                                                  200     The Bank of New York Co., Inc. ............         7,874
                                                                  400     Morgan Stanley ............................        32,572
                                                                                                                         ----------
                                                                                                                             42,626
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--2.8%                             300     Air Products & Chemicals, Inc. ............        21,084
                                                                  300     The Dow Chemical Co. ......................        11,982
                                                                  900     E.I. du Pont de Nemours & Co. .............        43,839
                                                                  600     Lyondell Chemical Co. .....................        15,342
                                                                  500     Olin Corp. ................................         8,260

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

North America                                                  Shares
(continued)           Industry                                   Held                   Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Chemicals                                   300     Praxair, Inc. .............................    $   17,799
(continued)           (concluded)                                 500     Rohm & Haas Co. ...........................        25,560
                                                                                                                         ----------
                                                                                                                            143,866
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--2.7%                      200     SunTrust Banks, Inc. ......................        16,890
                                                                  900     U.S. Bancorp ..............................        32,571
                                                                  800     Wachovia Corp. ............................        45,560
                                                                1,200     Wells Fargo & Co. .........................        42,672
                                                                                                                         ----------
                                                                                                                            137,693
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &                       300     RR Donnelley & Sons Co. ...................        10,662
                      Supplies--0.4%                            2,100     Synagro Technologies, Inc. ................         9,282
                                                                                                                         ----------
                                                                                                                             19,944
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals--1.4%             1,000     Hewlett-Packard Co. .......................        41,190
                                                                  300     International Business
                                                                          Machines Corp. ............................        29,145
                                                                                                                         ----------
                                                                                                                             70,335
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance--0.2%                      200     American Express Co. ......................        12,134
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.7%                800     Temple-Inland, Inc. .......................        36,824
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial                     2,400     Bank of America Corp. .....................       128,136
                      Services--5.9%                            2,000     Citigroup, Inc. ...........................       111,400
                                                                1,300     JPMorgan Chase & Co. ......................        62,790
                                                                                                                         ----------
                                                                                                                            302,326
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication             2,600     AT&T Inc. .................................        92,950
                      Services--4.5%                              900     BellSouth Corp. ...........................        42,399
                                                                1,900     Verizon Communications, Inc. ..............        70,756
                                                                1,610     Windstream Corp. ..........................        22,894
                                                                                                                         ----------
                                                                                                                            228,999
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--4.3%                    300     American Electric Power Co., Inc. .........        12,774
                                                                  700     Exelon Corp. ..............................        43,323
                                                                  400     FPL Group, Inc. ...........................        21,768
                                                                  400     FirstEnergy Corp. .........................        24,120
                                                                  500     ITC Holdings Corp. ........................        19,950
                                                                  800     Northeast Utilities .......................        22,528
                                                                1,000     PPL Corp. .................................        35,840
                                                                  200     Pinnacle West Capital Corp. ...............        10,138
                                                                  800     The Southern Co. ..........................        29,488
                                                                                                                         ----------
                                                                                                                            219,929
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.4%                  300     Rockwell Automation, Inc. .................        18,324
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment & Services--2.0%           300     GlobalSantaFe Corp. .......................        17,634
                                                                1,300     Halliburton Co. ...........................        40,365
                                                                  700     Schlumberger Ltd. .........................        44,212
                                                                                                                         ----------
                                                                                                                            102,211
                      -------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing--0.2%              200     Wal-Mart Stores, Inc. .....................         9,236
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.5%                         200     General Mills, Inc. .......................        11,520
                                                                  300     HJ Heinz Co. ..............................        13,503
                                                                  100     Reddy Ice Holdings, Inc. ..................         2,582
                                                                                                                         ----------
                                                                                                                             27,605
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--1.3%                         400     AGL Resources, Inc. .......................        15,564
                                                                1,000     Equitable Resources, Inc. .................        41,750
                                                                  200     National Fuel Gas Co. .....................         7,708
                                                                                                                         ----------
                                                                                                                             65,022
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure--0.4%         700     Tim Hortons, Inc. .........................        20,272
                      -------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

North America                                                  Shares
(continued)           Industry                                   Held                   Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Household Durables--0.5%                    800     Newell Rubbermaid, Inc. ...................    $   23,160
(continued)           -------------------------------------------------------------------------------------------------------------
                      Household Products--2.5%                    700     Clorox Co. ................................        44,905
                                                                  400     Kimberly-Clark Corp. ......................        27,180
                                                                  900     The Procter & Gamble Co. ..................        57,843
                                                                                                                         ----------
                                                                                                                            129,928
                      -------------------------------------------------------------------------------------------------------------
                      Independent Power Producers &             1,100     TXU Corp. .................................        59,631
                      Energy Traders--1.2%
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates--2.6%              400     3M Co. ....................................        31,172
                                                                2,800     General Electric Co. ......................       104,188
                                                                                                                         ----------
                                                                                                                            135,360
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--3.4%                             500     Chubb Corp. ...............................        26,455
                                                                  800     Lincoln National Corp. ....................        53,120
                                                                  300     Marsh & McLennan Cos., Inc. ...............         9,198
                                                                1,600     The St. Paul Travelers Cos., Inc. .........        85,904
                                                                                                                         ----------
                                                                                                                            174,677
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--2.3%                             800     Caterpillar, Inc. .........................        49,064
                                                                  700     Deere & Co. ...............................        66,549
                                                                                                                         ----------
                                                                                                                            115,613
                      -------------------------------------------------------------------------------------------------------------
                      Marine--0.2%                                500     Eagle Bulk Shipping, Inc. .................         8,670
                      -------------------------------------------------------------------------------------------------------------
                      Media--2.0%                               1,400     CBS Corp. Class B .........................        43,652
                                                                  125     Idearc, Inc. (a) ..........................         3,581
                                                                  800     The McGraw-Hill Cos., Inc. ................        54,416
                                                                                                                         ----------
                                                                                                                            101,649
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.3%                       100     Newmont Mining Corp. ......................         4,515
                                                                  200     Southern Copper Corp. .....................        10,778
                                                                                                                         ----------
                                                                                                                             15,293
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--2.4%                       200     Ameren Corp. ..............................        10,746
                                                                  100     Consolidated Edison, Inc. .................         4,807
                                                                  300     DTE Energy Co. ............................        14,523
                                                                  400     Dominion Resources, Inc. ..................        33,536
                                                                1,068     Duke Energy Corp. .........................        35,468
                                                                  200     KeySpan Corp. .............................         8,236
                                                                  300     Wisconsin Energy Corp. ....................        14,238
                                                                                                                         ----------
                                                                                                                            121,554
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.1%                      186     Federated Department Stores ...............         7,092
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--11.0%        1,300     Chevron Corp. .............................        95,589
                                                                1,000     ConocoPhillips ............................        71,950
                                                                1,200     Consol Energy, Inc. .......................        38,556
                                                                2,000     Exxon Mobil Corp. .........................       153,260
                                                                  700     Marathon Oil Corp. ........................        64,750
                                                                  800     Murphy Oil Corp. ..........................        40,680
                                                                  700     Occidental Petroleum Corp. ................        34,181
                                                                1,600     Peabody Energy Corp. ......................        64,656
                                                                                                                         ----------
                                                                                                                            563,622
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--1.5%               700     International Paper Co. ...................        23,870
                                                                  800     MeadWestvaco Corp. ........................        24,048
                                                                  400     Weyerhaeuser Co. ..........................        28,260
                                                                                                                         ----------
                                                                                                                             76,178
                      -------------------------------------------------------------------------------------------------------------
                      Personal Products--0.6%                     900     Avon Products, Inc. .......................        29,736
                      -------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

North America                                                  Shares
(concluded)           Industry                                   Held                   Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Pharmaceuticals--3.1%                       300     Abbott Laboratories .......................    $   14,613
(concluded)                                                       800     Bristol-Myers Squibb Co. ..................        21,056
                                                                  300     Johnson & Johnson .........................        19,806
                                                                  400     Merck & Co., Inc. .........................        17,440
                                                                1,500     Pfizer, Inc. ..............................        38,850
                                                                  900     Wyeth .....................................        45,828
                                                                                                                         ----------
                                                                                                                            157,593
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Investment Trusts               400     Kimco Realty Corp. ........................        17,980
                      (REITs)--1.2%                               200     Simon Property Group, Inc. ................        20,258
                                                                  500     Taubman Centers, Inc. .....................        25,430
                                                                                                                         ----------
                                                                                                                             63,668
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.5%                              800     Microsoft Corp. ...........................        23,888
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.2%                      400     Limited Brands ............................        11,576
                      -------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance--0.1%            100     Freddie Mac ...............................         6,790
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication                  300     Alltel Corp. ..............................        18,144
                      Services--0.4%
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in
                                                                          the United States .........................     3,598,605
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in
                                                                          North America--76.8% ......................     3,927,494
-----------------------------------------------------------------------------------------------------------------------------------

Pacific Basin/Asia
-----------------------------------------------------------------------------------------------------------------------------------
Australia--4.6%       Metals & Mining--4.6%                     4,800     Alumina Ltd. ..............................        24,022
                                                                4,100     BHP Billiton Ltd. .........................        81,879
                                                                8,900     BlueScope Steel Ltd. ......................        60,557
                                                                1,200     Rio Tinto Ltd. ............................        70,378
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks
                                                                          in Australia ..............................       236,836
-----------------------------------------------------------------------------------------------------------------------------------
China--0.4%           Metals & Mining--0.4%                       800     Aluminum Corp. of China Ltd. (b) ..........        18,800
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in China ..............        18,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in the
                                                                          Pacific Basin/Asia--5.0% ..................       255,636
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks
                                                                          (Cost--$3,625,229)--87.9% .................     4,495,701
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Beneficial
                                                             Interest                      Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                             $610,393     BlackRock Liquidity Series, LLC Cash
                                                                            Sweep Series, 5.26% (c)(d) ..............       610,393
                      -------------------------------------------------------------------------------------------------------------
                                                                          Total Short-Term Securities
                                                                          (Cost--$610,393)--12.0% ...................       610,393
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total Investments
                                                                          (Cost--$4,235,622*)--99.9% ................     5,106,094

                                                                          Other Assets Less
                                                                          Liabilities--0.1% .........................         6,536
                                                                                                                         ----------
                                                                          Net Assets--100.0% ........................    $5,112,630
                                                                                                                         ==========
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2006 (concluded)    (in U.S. dollars)


* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................    $ 4,236,225
                                                                    ===========
      Gross unrealized appreciation ............................    $   890,156
      Gross unrealized depreciation ............................        (20,287)
                                                                    -----------
      Net unrealized appreciation ..............................    $   869,869
                                                                    ===========

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------
                                                                             Net            Interest
      Affiliate                                                           Activity           Income
      ----------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series ..............    $284,200           $15,248
      ----------------------------------------------------------------------------------------------

(d)   Represents the current yield as of December 31, 2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

      ------------------------------------------------------------------------------------------------------
                                                   Purchase          Sales          Realized        Dividend
      Affiliate                                      Cost            Cost             Gain           Income
      ------------------------------------------------------------------------------------------------------
      PNC Financial Services Group, Inc. ........      --           $10,979          $ 3,552          $ 320
      ------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Statement of Assets and Liabilities as of December 31, 2006

Assets:
Investments in unaffiliated securities, at value (identified cost--$3,625,229) ......                    $ 4,495,701
Investments in affiliated securities, at value (identified cost--$610,393) ..........                        610,393
Foreign cash (cost--$68) ............................................................                             68
Receivables:
  Dividends .........................................................................    $     6,359
  Investment adviser ................................................................          6,161          12,520
                                                                                         -----------
Prepaid expenses ....................................................................                            892
                                                                                                         -----------
Total assets ........................................................................                      5,119,574
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Other affiliates ..................................................................          1,286
  Capital shares redeemed ...........................................................            119
  Distributor .......................................................................              1           1,406
                                                                                         -----------
Accrued expenses ....................................................................                          5,538
                                                                                                         -----------
Total liabilities ...................................................................                          6,944
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Net Assets ..........................................................................                    $ 5,112,630
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ........                    $    39,473
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .......                             11
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ......                             11
Paid-in capital in excess of par ....................................................                      4,205,323
Accumulated distributions in excess of investment income--net .......................    $       (14)
Accumulated realized capital losses--net ............................................         (2,638)
Unrealized appreciation--net ........................................................        870,464
                                                                                         -----------
Total accumulated earnings--net .....................................................                        867,812
                                                                                                         -----------
Net Assets ..........................................................................                    $ 5,112,630
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $5,109,905 and 394,733 shares outstanding ...........                    $     12.95
                                                                                                         ===========
Class II--Based on net assets of $1,363 and 105.27 shares outstanding ...............                    $     12.95
                                                                                                         ===========
Class III--Based on net assets of $1,362 and 105.27 shares outstanding ..............                    $     12.94
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Statement of Operations for the Year Ended December 31, 2006

Investment Income:
Dividends (net of $1,783 foreign withholding tax and including $320 from affiliate) .                    $    97,707
Interest (including $15,248 from affiliates) ........................................                         15,718
                                                                                                         -----------
Total income ........................................................................                        113,425
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ............................................................    $    23,094
Professional fees ...................................................................         22,883
Printing and shareholder reports ....................................................          5,126
Accounting services .................................................................          5,053
Transfer agent fees--Class I ........................................................          4,996
Offering costs ......................................................................          2,475
Custodian fees ......................................................................          2,033
Pricing services ....................................................................          1,919
Directors' fees and expenses ........................................................          1,272
Transfer agent fees--Class II .......................................................              2
Transfer agent fees--Class III ......................................................              2
Distribution fees--Class II and Class III ...........................................              1
Other ...............................................................................          8,218
                                                                                         -----------
Total expenses before waiver and reimbursement ......................................         77,074
Waiver and reimbursement of expenses ................................................        (40,893)
                                                                                         -----------
Total expenses after waiver and reimbursement .......................................                         36,181
                                                                                                         -----------
Investment income--net ..............................................................                         77,244
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain on:
  Investments--net (including $3,552 from affiliate) ................................         61,848
  Foreign currency transactions--net ................................................            563          62,411
                                                                                         -----------
Change in unrealized appreciation/depreciation on:
  Investments--net ..................................................................        554,217
  Foreign currency transactions--net ................................................             (8)        554,209
                                                                                         -----------    -----------
Total realized and unrealized gain--net .............................................                        616,620
                                                                                                         -----------
Net Increase in Net Assets Resulting from Operations ................................                    $   693,864
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Statements of Changes in Net Assets

                                                                                              For the Year Ended
                                                                                                 December 31,
                                                                                         ---------------------------
Increase (Decrease) in Net Assets:                                                           2006           2005**
--------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................    $    77,244     $    51,310
Realized gain--net ..................................................................         62,411             149
Change in unrealized appreciation/depreciation--net .................................        554,209         316,255
                                                                                         ---------------------------
Net increase in net assets resulting from operations ................................        693,864         367,714
                                                                                         ---------------------------
--------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................        (69,591)        (65,922)
  Class II ..........................................................................            (21)            (24)
  Class III .........................................................................            (21)            (24)
Realized gain--net:
  Class I ...........................................................................        (61,220)         (2,843)
  Class II ..........................................................................            (16)             (1)
  Class III .........................................................................            (16)             (1)
Tax return of capital:
  Class I ...........................................................................           (311)             --
                                                                                         ---------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders       (131,196)        (68,815)
                                                                                         ---------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................      1,266,714       2,981,349
                                                                                         ---------------------------
--------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................      1,829,382       3,280,248
Beginning of year ...................................................................      3,283,248           3,000
                                                                                         ---------------------------
End of year* ........................................................................    $ 5,112,630     $ 3,283,248
                                                                                         ===========================
--------------------------------------------------------------------------------------------------------------------
  * Accumulated distributions in excess of investment income--net ...................    $       (14)    $   (10,663)
                                                                                         ===========================
 ** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Financial Highlights

                                                                                                   Class I
                                                                                         ---------------------------
                                                                                              For the Year Ended
                                                                                                 December 31,
The following per share data and ratios have been derived                                ---------------------------
from information provided in the financial statements.                                      2006            2005**
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $     11.15     $     10.00
                                                                                         -----------     -----------
Investment income--net* .............................................................            .24             .19
Realized and unrealized gain--net ...................................................           1.92            1.21
                                                                                         -----------     -----------
Total from investment operations ....................................................           2.16            1.40
                                                                                         -----------     -----------
Less dividends and distributions from:
  Investment income--net ............................................................           (.20)           (.24)
  Realized gain--net ................................................................           (.16)           (.01)
  Tax return of capital .............................................................             --***           --
                                                                                         -----------     -----------
Total dividends and distributions ...................................................           (.36)           (.25)
                                                                                         -----------     -----------
Net asset value, end of year ........................................................    $     12.95     $     11.15
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................          19.48%          14.10%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................            .94%            .94%
                                                                                         ===========     ===========
Expenses ............................................................................           2.00%           2.23%
                                                                                         ===========     ===========
Investment income--net ..............................................................           2.01%           1.84%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $     5,110     $     3,281
                                                                                         ===========     ===========
Portfolio turnover ..................................................................           6.18%           3.10%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
***   Amount is less than $(.01).
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Financial Highlights (continued)

                                                                                                   Class II
                                                                                         ---------------------------
                                                                                              For the Year Ended
                                                                                                 December 31,
The following per share data and ratios have been derived                                ---------------------------
from information provided in the financial statements.                                       2006            2005**
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $     11.15     $     10.00
                                                                                         -----------     -----------
Investment income--net* .............................................................            .24             .19
Realized and unrealized gain--net ...................................................           1.92            1.21
                                                                                         -----------     -----------
Total from investment operations ....................................................           2.16            1.40
                                                                                         -----------     -----------
Less dividends and distributions from:
  Investment income--net ............................................................           (.20)           (.24)
  Realized gain--net ................................................................           (.16)           (.01)
                                                                                         -----------     -----------
Total dividends and distributions ...................................................           (.36)           (.25)
                                                                                         -----------     -----------
Net asset value, end of year ........................................................    $     12.95     $     11.15
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................          19.48%          14.10%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................            .95%            .94%
                                                                                         ===========     ===========
Expenses ............................................................................           2.04%           2.23%
                                                                                         ===========     ===========
Investment income--net ..............................................................           1.99%           1.81%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $         1     $         1
                                                                                         ===========     ===========
Portfolio turnover ..................................................................           6.18%           3.10%
                                                                                         ===========     ===========

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Financial Highlights (concluded)

                                                                                                  Class III
                                                                                         ---------------------------
                                                                                              For the Year Ended
                                                                                                 December 31,
The following per share data and ratios have been derived                                ---------------------------
from information provided in the financial statements.                                      2006            2005**
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $     11.15     $     10.00
                                                                                         -----------     -----------
Investment income--net* .............................................................            .24             .19
Realized and unrealized gain--net ...................................................           1.91            1.21
                                                                                         -----------     -----------
Total from investment operations ....................................................           2.15            1.40
                                                                                         -----------     -----------
Less dividends and distributions from:
  Investment income--net ............................................................           (.20)           (.24)
  Realized gain--net ................................................................           (.16)           (.01)
                                                                                         -----------     -----------
Total dividends and distributions ...................................................           (.36)           (.25)
                                                                                         -----------     -----------
Net asset value, end of year ........................................................    $     12.94     $     11.15
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................          19.39%          14.10%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................            .98%            .94%
                                                                                         ===========     ===========
Expenses ............................................................................           2.07%           2.23%
                                                                                         ===========     ===========
Investment income--net ..............................................................           1.97%           1.81%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $         1     $         1
                                                                                         ===========     ===========
Portfolio turnover ..................................................................           6.18%           3.10%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. and Mercury Equity Dividend Portfolio were renamed BlackRock Series Fund, Inc. (the "Fund") and BlackRock Equity Dividend Portfolio (the "Portfolio"), respectively. The Fund is an open-end management investment company that is comprised of fourteen separate portfolios. This report relates to six of the Fund's Portfolios, all of which offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Portfolio is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific financial future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs -- Adjustments to offering costs were expensed in the current period.

      (j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

      In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

      (k) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,475 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $563 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

      2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

      On August 15, 2006, shareholders of the Fund, on behalf of the Portfolio, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

      The Manager is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .60% of the average daily value of the Portfolio's net assets. The Manager (and previously MLIM) has agreed to voluntarily waive its fees and reimburse for other Portfolio expenses so that the total annual portfolio operating expenses do not exceed .94%, exclusive of distribution fees. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2006, MLIM and the Manager earned, waived and reimbursed fees as follows:

--------------------------------------------------------------------------------
                                               MLIM              The Manager
--------------------------------------------------------------------------------
                                          For the Period       For the Period
                                        January 1, 2006 to   September 30, 2006
                                        September 29, 2006  to December 31, 2006
--------------------------------------------------------------------------------
Fees earned ..........................       $ 16,248             $  6,846
Waiver ...............................       $(16,248)            $ (6,846)
Reimbursement ........................       $(12,950)            $ (4,849)
--------------------------------------------------------------------------------

      In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Portfolio to the Manager.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

      For the year ended December 31, 2006, the Portfolio reimbursed MLIM and the Manager $62 and $18, respectively, for certain accounting services.

      In addition, MLPF&S received $226 in commissions on the execution of portfolio security transactions for year ended December 31, 2006.

      Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

      Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

      Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $1,134,147 and $219,299, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $1,266,714 and $2,981,349 for the years ended December 31, 2006 and December 31, 2005, respectively.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                       Dollar
December 31, 2006                                      Shares           Amount
-------------------------------------------------------------------------------
Shares sold ...............................            98,892        $1,242,411
Shares issued to shareholders in
  reinvestment of dividends,
  distributions and return
  of capital ..............................            10,317           131,122
                                                      -------        ----------
Total issued ..............................           109,209         1,373,533
Shares redeemed ...........................            (8,777)         (106,893)
                                                      -------        ----------
Net increase ..............................           100,432        $1,266,640
                                                      =======        ==========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                     Shares          Amount
-------------------------------------------------------------------------------
Shares sold ...............................           288,188        $2,916,197
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .......................             6,343            68,764
                                                      -------        ----------
Total issued ..............................           294,531         2,984,961
Shares redeemed ...........................              (330)           (3,662)
                                                      -------        ----------
Net increase ..............................           294,201        $2,981,299
                                                      =======        ==========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2006                                      Shares          Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions .......................                 3        $       37
                                                      -------        ----------
Net increase ..............................                 3        $       37
                                                      =======        ==========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                     Shares          Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .......................                 2        $       25
                                                      -------        ----------
Net increase ..............................                 2        $       25
                                                      =======        ==========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2006                                      Shares          Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions .......................                 3        $       37
                                                      -------        ----------
Net increase ..............................                 3        $       37
                                                      =======        ==========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                     Shares          Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .......................                 2        $       25
                                                      -------        ----------
Net increase ..............................                 2        $       25
                                                      =======        ==========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     12/31/2006       12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................          $ 69,637         $ 68,815
  Long-term capital gain ...................            61,248               --
  Tax return of capital ....................               311               --
                                                      --------         --------
Total taxable distributions ................          $131,196         $ 68,815
                                                      ========         ========

      As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................          $     --
Undistributed long-term capital gains--net ..................                --
                                                                       --------
Total undistributed earnings--net ...........................                --
Capital loss carryforward ...................................                --
Unrealized gains--net .......................................           867,812*
                                                                       --------
Total accumulated earnings--net .............................          $867,812
                                                                       ========
--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency and capital losses for tax purposes.

7. Subsequent Event:

On January 31, 2007, the Fund's Board of Directors has approved a Plan of Liquidation, Dissolution and Termination contingent upon contract holder approval of a Plan of Substitution. A preliminary proxy statement has been filed with the Securities and Exchange Commission and its review is pending.

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend Portfolio of BlackRock Series Fund, Inc. (formerly Mercury Equity Dividend Portfolio of FAM Series Fund, Inc.) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend Portfolio of BlackRock Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc.
BlackRock Equity Dividend Portfolio
Proxy Results (unaudited)

During the six-month period ended December 31, 2006, BlackRock Equity Dividend Portfolio of BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Voted   Shares Voted
                                                               For          Against       Abstain
----------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc. ..........................          304,553           0             0
----------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc. ..........................          304,553           0             0
----------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Global SmallCap Portfolio's (formerly Mercury Global SmallCap Portfolio) Class I Shares had a total return of +17.98%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +17.20% and the broader MSCI World Index returned +20.07%.

      In what was a very volatile year, global small cap stocks managed to turn in solid performance. Strong investment flows into international equities, healthy economic growth, an easing of energy prices, relatively low interest rates and reasonable valuations created a favorable environment for these stocks. A market pullback between May and August, which was largely prompted by investor fears of slowing economic growth and rising interest rates, served to neutralize what had been a very good start to the year. Nevertheless, the Federal Reserve's (the Fed's) long-anticipated break from interest rate increases, falling energy prices and a strengthening consumer provided catalysts for a rebound in the last four months of the year.

      European markets performed very well during the 12-month period, led by the United Kingdom (+43.06%), Switzerland (+48.11%) and France (+42.31%). The small cap market in the United States also performed well, but trailed its European counterparts with a return of +14.51%. Japan was the clear laggard, returning -16.08%. With the exception of the very small weighting in Luxembourg, Japan was the only country in the index to post negative returns. This poor performance came on the heels of excellent gains in 2005.

      Sectors most leveraged to the industrialization of emerging countries and global economic growth delivered the strongest performance in 2006. Among the major sectors, materials (+37.0%) and energy (+30.9%) produced the largest returns, as robust demand for relatively scarce natural resources, including oil, natural gas and metals such as copper and aluminum, drove many commodity prices higher at points during the year. In addition, the industrials sector also showed strength, rising 19.0% as industrialization in emerging markets elevated demand for machinery and construction and engineering services. All sectors posted positive returns, underscoring the breadth of participation in the market rally. Information technology (+6.6%) and health care (+10.1%), although positive, were the worst-performing sectors during the year.

What factors most influenced Portfolio performance during the year?

The Portfolio appreciated significantly in 2006 and outperformed the MSCI World Small Cap Index. Stock selection in the consumer discretionary and industrials sectors produced strong absolute and relative returns, and more than offset relative weakness in the energy sector. In addition, sector allocation proved modestly positive as the Portfolio's underweight position in the consumer discretionary sector and overweight position in materials added value during the period.

      Stock selection in the consumer discretionary sector proved to be a major contributor to the Portfolio's outperformance in 2006. The success was spread across numerous countries and industries within the sector. Apparel manufacturers Polo Ralph Lauren Corp. (U.S.) and Valentino Fashion Group SpA (Italy) performed particularly well, as did Game Group Plc, a video game retailer in the U.K., and Clear Media Ltd., a Hong Kong-based creator of outdoor advertising in China. In addition, the Portfolio's underweight position in the sector boosted relative returns as higher energy prices for consumers hampered their spending during the period.

      In the industrials sector, Vestas Wind Systems A/S produced the greatest gain, and was the top-performing holding in the Portfolio during 2006. This Danish manufacturer of wind turbines has benefited from the increasing attention being paid to alternative forms of energy. Suntech Power Holdings Co. Ltd., a producer of solar panels based in China, also benefited from this theme. Elsewhere in industrials, Shenzhen Expressway Co. Ltd., a Chinese company that constructs and manages highways, performed very well as China continues to grow and become more industrialized. In Europe, Enodis Plc, a British supplier of commercial food equipment, and Ryanair Holdings Plc, an Irish low-cost airline, also boosted the Portfolio's performance.

      The energy sector continued to be quite volatile, with the prices of crude oil and natural gas trading in wide ranges during the year. While this sector of the Portfolio generated positive returns, our energy holdings collectively underperformed the benchmark. Our exposure to natural gas-related names, such as Brigham Exploration Co., Newpark Resources, Inc. and Grey Wolf, Inc. in the United States, negatively affected performance.

      From a geographic perspective, investment decisions in the Pacific region contributed to the Portfolio's results, overcoming underperformance in the United States. Within the index, Japan was clearly the worst-performing country. Our substantial underweight in the country, combined with positive stock selection, helped to generate excess returns for the Portfolio. Also in the Pacific region, our investments in China and Hong Kong contributed significantly, with our holdings in these regions collectively rising more than 80%.

What changes were made to the Portfolio during the period?

Sector allocations remained relatively stable during the year, and there were no major changes to sector positioning. We modestly increased our absolute and relative weightings in the telecommunication services and utilities sectors. These weightings remain very small, however, given that these companies make up a small portion of the universe. Elsewhere, we added to the consumer discretionary sector, while trimming our exposure to the health care sector.

      The modest increase in the weighting of the consumer discretionary sector was driven by bottom-up stock selection and did not reflect a change in outlook for the sector. We added a few diverse names during the year, including Guitar Center, Inc., a retailer of musical instruments and supplies in the United States, and LKQ Corp., a re-seller of used auto parts in the U.S.

      We modestly reduced the Portfolio's allocation in health care, thereby trimming the overweight positioning held at the beginning of the year. We eliminated two pharmaceutical holdings, Sciele Pharmaceuticals, Inc. and Noven Pharmaceuticals, Inc., after both stocks achieved notable gains.

      The most significant changes from a geographic perspective came in the United States and the United Kingdom, though we remain underexposed to the United Kingdom when measured against the MSCI World Small Cap Index. These increases came at the expense of Japan, where we have found it difficult to find high-growth companies at attractive valuations. In addition, we modestly reduced the Portfolio's allocation to several other European countries, such as France and Denmark.

How would you characterize the Portfolio's position at the close of the period?

With additions made during the past six months, the Portfolio significantly narrowed its underweight position in the United States, the largest component of the MSCI World Small Cap Index. The Portfolio ended the year underweight in the other major developed markets in the index, including the United Kingdom, Japan and Canada.

      We have offset these underweight positions by investing in emerging markets in Asia, Mideast-Africa and Latin America, as well as in Europe (ex-U.K.). Using our bottom-up process, we have identified many excellent investment opportunities in a diverse group of countries, including Brazil, India and South Korea. The companies in which we have invested, in our view, have brighter growth prospects than many of their peers in the developed markets and have been available at attractive prices.

      From a sector perspective, the Portfolio ended the period with underweight positions in the financials sector, primarily in U.S. banking, and in the consumer discretionary and industrials sectors, mainly in Japan. The Portfolio is modestly overweight in basic materials and health care.

      We remain confident in the future of global small cap investing. Our primary emphasis continues to be on investing in companies that exhibit strong growth characteristics at reasonable valuations.

Murali Balaraman, CFA
Vice President and Portfolio Manager

John Coyle, CFA
Vice President and Portfolio Manager

January 22, 2007

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Portfolio Information as of December 31, 2006

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States .....................................................    35.4%
Japan .............................................................     7.6
United Kingdom ....................................................     6.5
Canada ............................................................     4.2
Norway ............................................................     2.9
Hong Kong .........................................................     2.9
Italy .............................................................     2.5
Australia .........................................................     2.4
Netherlands .......................................................     2.2
Finland ...........................................................     2.1
Brazil ............................................................     1.9
France ............................................................     1.9
Ireland ...........................................................     1.8
Switzerland .......................................................     1.8
Denmark ...........................................................     1.7
Sweden ............................................................     1.4
Germany ...........................................................     1.3
Mexico ............................................................     1.3
South Korea .......................................................     1.3
India .............................................................     1.1
Israel ............................................................     0.9
Philippines .......................................................     0.9
Malaysia ..........................................................     0.8
China .............................................................     0.8
Turkey ............................................................     0.8
Belgium ...........................................................     0.7
Bermuda ...........................................................     0.7
Singapore .........................................................     0.7
South Africa ......................................................     0.6
Spain .............................................................     0.6
Indonesia .........................................................     0.2
Other* ............................................................     8.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from December 31, 2004 to December 2006.

                    BlackRock                BlackRock                 BlackRock
             Global SmallCap           Global SmallCap           Global SmallCap                                       MSCI World
                 Portfolio+--             Portfolio+--              Portfolio+--             MSCI World                 Small Cap
              Class I Shares*         Class II Shares*         Class III Shares*                Index++                  Index+++
12/31/04**            $10,000                  $10,000                   $10,000                $10,000                   $10,000
12/05                 $11,587                  $11,587                   $11,587                $10,949                   $11,571
12/06                 $13,670                  $13,670                   $13,660                $13,146                   $13,561

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ BlackRock Global SmallCap Portfolio invests primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small- capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +17.98%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +16.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +17.98%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +16.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +17.89%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +16.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                       6-Month        12-Month
As of December 31, 2006                             Total Return    Total Return
--------------------------------------------------------------------------------
Class I Shares*                                        +14.03%         +17.98%
--------------------------------------------------------------------------------
Class II Shares*                                       +13.93          +17.98
--------------------------------------------------------------------------------
Class III Shares*                                      +13.84          +17.89
--------------------------------------------------------------------------------
MSCI World Index**                                     +13.21          +20.07
--------------------------------------------------------------------------------
MSCI World Small Cap Index***                          +10.11          +17.20
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small- capitalization companies in 23 countries, including the United States.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

      Past results shown should not be considered a representation of future performance.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                           Beginning          Ending          During the Period*
                                                         Account Value     Account Value       July 1, 2006 to
                                                         July 1, 2006    December 31, 2006    December 31, 2006
================================================================================================================
Actual
================================================================================================================
Class I                                                    $   1,000          $1,140.30          $    6.24
----------------------------------------------------------------------------------------------------------------
Class II                                                   $   1,000          $1,139.30          $    6.67
----------------------------------------------------------------------------------------------------------------
Class III                                                  $   1,000          $1,138.40          $    6.93
================================================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================================================
Class I                                                    $   1,000          $1,019.07          $    5.89
----------------------------------------------------------------------------------------------------------------
Class II                                                   $   1,000          $1,018.67          $    6.29
----------------------------------------------------------------------------------------------------------------
Class III                                                  $   1,000          $1,018.42          $    6.54
----------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.17% for Class I, 1.25% for Class II and 1.30% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately 1.32% and 1.42%, the actual expenses paid would have been approximately $7.04 and $7.57, and the hypothetical expenses paid would have been approximately $6.64 and $7.14 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                              Shares
Africa                Industry                                  Held                          Common Stocks                 Value
-----------------------------------------------------------------------------------------------------------------------------------
South Africa--0.6%    Food & Staples Retailing--0.6%           4,120     Massmart Holdings Ltd. .....................    $   41,240
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in Africa--0.6% ............................        41,240
-----------------------------------------------------------------------------------------------------------------------------------

Europe
-----------------------------------------------------------------------------------------------------------------------------------
Belgium--0.7%         Leisure Equipment & Products --          1,800     AGFA-Gevaert NV ............................        46,001
                      0.7%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Belgium .............        46,001
-----------------------------------------------------------------------------------------------------------------------------------
Denmark--1.7%         Electrical Equipment--0.9%               1,540     Vestas Wind Systems A/S (a) ................        65,089
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.8%                            680     TrygVesta A/S ..............................        51,944
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Denmark .............       117,033
-----------------------------------------------------------------------------------------------------------------------------------
Finland--2.1%         Construction & Engineering--             1,880      YIT Oyj ...................................        51,991
                      0.8%
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.5%                     710     Stockmann AB 'B' ...........................        34,190
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.8%            8,570     M-real Oyj 'B' .............................        54,188
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Finland .............       140,369
-----------------------------------------------------------------------------------------------------------------------------------
France--1.9%          Commercial Services &                      460     Eurofins Scientific (a) ....................        32,851
                      Supplies--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.8%                         18,900     SCOR .......................................        55,885
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment & Products--             710     Trigano SA .................................        36,824
                      0.6%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in France ..............       125,560
-----------------------------------------------------------------------------------------------------------------------------------
Germany--1.3%         Chemicals--0.2%                            600     Petrotec AG (a) ............................        13,068
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.7%                          1,020     Heidelberger Druckmaschinen ................        48,310
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.4%                    2,590     Paion AG (a) ...............................        28,206
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Germany .............        89,584
-----------------------------------------------------------------------------------------------------------------------------------
Ireland--1.8%         Airlines--1.2%                           1,000     Ryanair Holdings Plc (a)(b) ................        81,500
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.6%                      6,550     Greencore Group Plc ........................        39,773
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Ireland .............       121,273
-----------------------------------------------------------------------------------------------------------------------------------
Italy--2.5%           Building Products--0.8%                  2,720     Permasteelisa SpA ..........................        50,447
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--             3,900     Astaldi SpA ................................        29,082
                      0.4%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.5%                          4,120     Milano Assicurazioni SpA ...................        33,583
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury               1,380     Valentino Fashion Group SpA ................        56,453
                      Goods--0.8%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Italy ...............       169,565
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--2.2%     Commercial Services &                    2,600     Tele Atlas NV (a) ..........................        54,468
                      Supplies--0.8%
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.4%                      2,200     Koninklijke Wessanen NV CVA ................        29,767
                      -------------------------------------------------------------------------------------------------------------
                      Life Sciences Tools &                    1,300     Qiagen NV (a) ..............................        19,669
                      Services--0.3%
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.7%                              1,990     Endemol NV .................................        45,445
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in the Netherlands .........................       149,349
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

                                                              Shares
Europe                Industry                                  Held                    Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Norway--2.9%          Energy Equipment & Services--            1,660     Acergy SA (a) ..............................    $   31,948
                      2.4%                                     6,000     Ocean RIG ASA (a) ..........................        44,169
                                                               3,700     ProSafe ASA ................................        52,516
                                                               1,600     Subsea 7, Inc. (a) .........................        29,510
                                                                                                                         ----------
                                                                                                                            158,143
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                   20,100     DET Norske Oljeselskap .....................        37,072
                      Fuels--0.5%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Norway ..............       195,215
-----------------------------------------------------------------------------------------------------------------------------------
Spain--0.6%           Construction & Engineering--               400     Grupo Ferrovial SA .........................        39,047
                      0.6%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Spain ...............        39,047
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--1.4%          Capital Markets--0.4%                    1,300     D Carnegie AB ..............................        28,009
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                      700     Rezidor Hotel Group AB (a) .................         6,033
                      Leisure--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.9%                    2,320     Boliden AB .................................        59,644
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Sweden ..............        93,686
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--1.8%     Chemicals--0.5%                          2,200     Clariant AG ................................        32,950
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.9%                            250     Swiss Life Holding .........................        62,628
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.4%                     300     Dufry Group (a) ............................        25,113
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in Switzerland .............................       120,691
-----------------------------------------------------------------------------------------------------------------------------------
Turkey--0.8%          Beverages--0.8%                          1,630     Anadolu Efes Biracilik Ve Malt
                                                                           Sanayii AS ...............................        50,380
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Turkey ..............        50,380
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--      Aerospace & Defense--0.7%               11,920     QinetiQ Plc ................................        44,694
6.5%                  -------------------------------------------------------------------------------------------------------------
                      Commercial Services &                      400     Intertek Group Plc .........................         6,528
                      Supplies--0.1%
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.9%                     12,100     Northern Foods Plc .........................        27,186
                                                               5,760     Premier Foods Plc ..........................        34,031
                                                                                                                         ----------
                                                                                                                             61,217
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &                  6,800     SSL International Plc ......................        49,229
                      Supplies--0.8%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--1.1%                         11,652     Amlin Plc ..................................        74,204
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                    1,700     Dana Petroleum Plc (a) .....................        41,707
                      Fuels--0.6%
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Management &                 3,000     Great Portland Estates Plc .................        40,736
                      Development--0.6%
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.4%                           2,850     Surfcontrol Plc (a) ........................        29,031
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--1.3%                  33,290     Game Group Plc .............................        73,981
                                                               3,000     JJB Sports Plc .............................        13,818
                                                                                                                         ----------
                                                                                                                             87,799
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the
                                                                         United Kingdom .............................       435,145
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in
                                                                         Europe--28.2% ..............................     1,892,898
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

                                                              Shares
Latin America         Industry                                  Held                    Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Brazil--1.9%          Construction & Engineering--             2,200     Obrascon Huarte Lain Brasil SA (a) .........    $   35,422
                      0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Transportation Infrastructure--          2,720     Cia de Concessoes Rodoviarias ..............        36,729
                      0.6%
                      -------------------------------------------------------------------------------------------------------------
                      Water Utilities--0.8%                    4,420     Companhia de Saneamento de
                                                                           Minas Gerais .............................        51,824
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Brazil ..............       123,975
-----------------------------------------------------------------------------------------------------------------------------------
Mexico--1.3%          Beverages--0.7%                         11,510     Embotelladoras Arca SA de CV ...............        46,880
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--            10,810     Empresas ICA Sociedad Controladora,
                      0.6%                                                 SA de CV (a) .............................        40,826
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Mexico ..............        87,706
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in
                                                                         Latin America--3.2% ........................       211,681
-----------------------------------------------------------------------------------------------------------------------------------

Middle East
-----------------------------------------------------------------------------------------------------------------------------------
Israel--0.9%          Chemicals--0.9%                          6,760     Frutarom ...................................        59,356
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the
                                                                         Middle East--0.9% ..........................        59,356
-----------------------------------------------------------------------------------------------------------------------------------

North America
-----------------------------------------------------------------------------------------------------------------------------------

Bermuda--0.7%         Capital Markets--0.6%                      775     Lazard Ltd. Class A ........................        36,689
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury               3,960     Ports Design Ltd. ..........................         8,655
                      Goods--0.1%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Bermuda .............        45,344
-----------------------------------------------------------------------------------------------------------------------------------
Canada--4.2%          Biotechnology--0.6%                     12,480     DiagnoCure, Inc. (a) .......................        43,236
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment & Services--              800     North American Energy
                      0.2%                                                Partners, Inc. (a) ........................        13,024
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.5%                              1,600     Cinram International Income Fund ...........        31,488
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--1.5%                    1,120     Agnico-Eagle Mines Ltd. ....................        46,189
                                                               1,400     Aur Resources, Inc. ........................        29,125
                                                               5,130     Eldorado Gold Corp. (a) ....................        27,758
                                                                                                                         ----------
                                                                                                                            103,072
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.3%            2,400     Domtar, Inc. (a) ...........................        20,272
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.4%                    4,090     Labopharm, Inc. (a) ........................        23,920
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.7%                           1,080     Cognos, Inc. (a) ...........................        45,857
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Canada ..............       280,869
-----------------------------------------------------------------------------------------------------------------------------------
United States--35.3%  Auto Components--0.5%                    1,320     LKQ Corp. (a) ..............................        30,347
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.3%                            500     Hansen Natural Corp. (a) ...................        16,815
                      -------------------------------------------------------------------------------------------------------------
                      Biotechnology--2.7%                        920     Alexion Pharmaceuticals, Inc. (a) ..........        37,159
                                                               4,230     BioMarin Pharmaceuticals, Inc. (a) .........        69,330
                                                                 900     Digene Corp. (a) ...........................        43,128
                                                               2,300     Human Genome Sciences, Inc. (a) ............        28,612
                                                                                                                         ----------
                                                                                                                            178,229
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--1.0%                    1,800     Knight Capital Group, Inc.
                                                                           Class A (a) ..............................        34,506
                                                                 860     Stifel Financial Corp. (a) .................        33,738
                                                                                                                         ----------
                                                                                                                             68,244
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--1.3%                          2,100     Celanese Corp. Series A ....................        54,348
                                                                 660     The Scotts Miracle-Gro Co. .................        34,089
                                                                                                                         ----------
                                                                                                                             88,437
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--1.0%                   1,570     Irwin Financial Corp. ......................        35,529
                                                                 900     Sterling Financial Corp. ...................        30,429
                                                                                                                         ----------
                                                                                                                             65,958
                      -------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

North America                                                 Shares
(continued)           Industry                                  Held                    Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Commercial Services &                    1,920     Covanta Holding Corp. (a) ..................    $   42,317
(continued)           Supplies--1.4%                           1,800     FTI Consulting, Inc. (a) ...................        50,202
                                                                                                                         ----------
                                                                                                                             92,519
                      -------------------------------------------------------------------------------------------------------------
                      Communications Equipment--                 470     F5 Networks, Inc. (a) ......................        34,879
                      0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals--1.1%            1,430     Emulex Corp. (a) ...........................        27,899
                                                               1,530     Stratasys, Inc. (a) ........................        48,057
                                                                                                                         ----------
                                                                                                                             75,956
                      -------------------------------------------------------------------------------------------------------------
                      Construction & Engineering--0.9%         1,700     The Shaw Group, Inc. (a) ...................        56,950
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.6%             1,930     Packaging Corp. of America .................        42,653
                      -------------------------------------------------------------------------------------------------------------
                      Electric Utilities--1.3%                 2,310     Cleco Corp. ................................        58,281
                                                               1,030     Northeast Utilities ........................        29,005
                                                                                                                         ----------
                                                                                                                             87,286
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                         600     Atwood Oceanics, Inc. (a) ..................        29,382
                      Services--2.2%                           2,600     Hanover Compressor Co. (a) .................        49,114
                                                                 800     Lone Star Technologies, Inc. (a) ...........        38,728
                                                                 360     Veritas DGC, Inc. (a) ......................        30,827
                                                                                                                         ----------
                                                                                                                            148,051
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &                  1,770     Inverness Medical Innovations,
                      Supplies--1.0%                                       Inc. (a) .................................        68,499
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                    1,120     The Cheesecake Factory, Inc. (a) ...........        27,552
                      Leisure--0.7%                              400     Panera Bread Co. Class A (a) ...............        22,364
                                                                                                                         ----------
                                                                                                                             49,916
                      -------------------------------------------------------------------------------------------------------------
                      Independent Power Producers &            6,900     Dynegy, Inc. Class A (a) ...................        49,956
                      Energy Traders--0.7%
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software & Services--1.9%         600     Digital River, Inc. (a) ....................        33,474
                                                               8,800     SupportSoft, Inc. (a) ......................        48,224
                                                                 500     WebEx Communications, Inc. (a) .............        17,445
                                                               3,410     webMethods, Inc. (a) .......................        25,098
                                                                                                                         ----------
                                                                                                                            124,241
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                      1,030     Marvel Entertainment, Inc. (a) .............        27,717
                      Products--0.4%
                      -------------------------------------------------------------------------------------------------------------
                      Life Sciences Tools &                    1,500     Cambrex Corp. ..............................        34,080
                      Services--1.0%                           2,200     Nektar Therapeutics (a) ....................        33,462
                                                                                                                         ----------
                                                                                                                             67,542
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.5%                              1,570     Regal Entertainment Group
                                                                           Series A .................................        33,472
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.8%                      700     Brush Engineered Materials, Inc. (a) .......        23,639
                                                                 600     Cleveland-Cliffs, Inc. .....................        29,064
                                                                                                                         ----------
                                                                                                                             52,703
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                    1,310     OMI Corp. New Shares .......................        27,733
                      Fuels--0.9%                              1,800     Venoco, Inc. (a) ...........................        31,608
                                                                                                                         ----------
                                                                                                                             59,341
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Investment                   2,640     Ashford Hospitality Trust, Inc. ............        32,868
                      Trusts (REITs)--1.4%                     2,616     DiamondRock Hospitality Co. ................        47,114
                                                                 500     Douglas Emmett, Inc. .......................        13,295
                                                                                                                         ----------
                                                                                                                             93,277
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor             800     DSP Group, Inc. (a) ........................        17,360
                      Equipment--2.6%                          3,150     Integrated Device
                                                                           Technology, Inc. (a) .....................        48,762
                                                               4,060     MoSys, Inc. (a) ............................        37,555
                                                               1,700     Power Integrations, Inc. (a) ...............        39,865
                                                               1,600     Trident Microsystems, Inc. (a) .............        29,088
                                                                                                                         ----------
                                                                                                                            172,630
                      -------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

North America                                                 Shares
(concluded)           Industry                                  Held                    Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Software--3.6%                           2,820     Activision, Inc. (a) .......................    $   48,617
(concluded)                                                    1,350     Aladdin Knowledge
                                                                           Systems Ltd. (a) .........................        26,312
                                                                 970     Hyperion Solutions Corp. (a) ...............        34,862
                                                                 650     NAVTEQ Corp. (a) ...........................        22,731
                                                               6,510     Novell, Inc. (a) ...........................        40,362
                                                               2,280     Sybase, Inc. (a) ...........................        56,316
                                                                 700     Witness Systems, Inc. (a) ..................        12,271
                                                                                                                         ----------
                                                                                                                            241,471
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--2.1%                     460     Abercrombie & Fitch Co. Class A ............        32,030
                                                                 350     GameStop Corp. Class A (a) .................        19,289
                                                                 650     Guitar Center, Inc. (a) ....................        29,549
                                                               2,640     Urban Outfitters, Inc. (a) .................        60,799
                                                                                                                         ----------
                                                                                                                            141,667
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury                 100     Heelys, Inc. (a) ...........................         3,211
                      Goods--0.6%                                510     Polo Ralph Lauren Corp. ....................        39,607
                                                                                                                         ----------
                                                                                                                             42,818
                      -------------------------------------------------------------------------------------------------------------
                      Trading Companies &                      2,240     Interline Brands, Inc. (a) .................        50,333
                      Distributors--1.7%                       2,640     UAP Holding Corp. ..........................        66,475
                                                                                                                         ----------
                                                                                                                            116,808
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication               1,420     SBA Communications Corp. Class A (a) .......        39,050
                      Services--0.6%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the
                                                                         United States ..............................     2,367,432
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in
                                                                         North America--40.2% .......................     2,693,645
-----------------------------------------------------------------------------------------------------------------------------------

Pacific Basin/Asia
-----------------------------------------------------------------------------------------------------------------------------------
Australia--2.4%       Beverages--0.7%                          7,120     Lion Nathan Ltd. ...........................        45,860
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &                    730     Cochlear Ltd. ..............................        33,421
                      Supplies--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.6%           12,700     PaperlinX Ltd. .............................        39,397
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Investment                  22,085     CFS Retail Property Trust ..................        40,618
                      Trusts (REITs)--0.6%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in Australia ...............................       159,296
-----------------------------------------------------------------------------------------------------------------------------------
China--0.8%           Transportation Infrastructure--         89,200     Shenzhen Expressway Co. Ltd. ...............        53,555
                      0.8%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in China ...............        53,555
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--1.8%       Commercial Banks--0.5%                  17,700     Industrial & Commercial Bank of
                                                                           China Ltd. ...............................        34,133
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Financial Services--         5,500     Hong Kong Exchanges and
                      0.9%                                                 Clearing Ltd. ............................        60,457
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment--0.1%               3,100     Zhuzhou CSR Times Electric
                                                                           Co. Ltd. (a) .............................         4,288
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.3%                             17,000     Clear Media Ltd. (a) .......................        19,670
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                             in Hong Kong ...........................       118,548
-----------------------------------------------------------------------------------------------------------------------------------
India--1.1%           IT Services--0.6%                        3,760     Satyam Computer Services Ltd. ..............        41,066
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.5%                   3,575     Pantaloon Retail India Ltd. (a) ............        33,044
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in India ...............        74,110
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia--0.2%       Media--0.2%                            158,650     Surya Citra Media Tbk PT ...................        14,112
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in Indonesia ...............................        14,112
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

Pacific Basin/Asia                                            Shares
(concluded)           Industry                                  Held                    Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan--7.5%           Auto Components--0.4%                    1,900     Koito Manufacturing Co. Ltd. ...............    $   28,626
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--1.2%                          4,100     Air Water Inc. .............................        43,548
                                                               4,000     Nippon Sanso Corp. .........................        36,032
                                                                                                                         ----------
                                                                                                                             79,580
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.5%                   3,500     The Bank of Kyoto Ltd. .....................        32,646
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &                    1,400     Meitec Corp. ...............................        42,469
                      Supplies--0.6%
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.3%                 1,500     Alpine Electronics .........................        22,386
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.9%                          8,450     Aioi Insurance Co., Ltd. ...................        59,645
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software & Services--              55     Jupiter Telecommunications
                      0.7%                                                 Co., Ltd. (a) ............................        44,322
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--1.1%                          2,200     Komori Corp. ...............................        41,133
                                                               6,250     Takuma Co., Ltd. ...........................        36,553
                                                                                                                         ----------
                                                                                                                             77,686
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Management &                 4,765     Tokyu Land Corp. ...........................        44,925
                      Development--0.7%
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.4%                           1,400     Capcom Co., Ltd. ...........................        25,234
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.7%                     300     Point, Inc. ................................        19,713
                                                                 350     Yamada Denki Co., Ltd. .....................        29,705
                                                                                                                         ----------
                                                                                                                             49,418
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Japan ...............       506,937
-----------------------------------------------------------------------------------------------------------------------------------
Malaysia--0.8%        Airlines--0.8%                         124,240     AirAsia Bhd (a) ............................        53,175
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in Malaysia ................................        53,175
-----------------------------------------------------------------------------------------------------------------------------------
Philippines--0.9%     Commercial Banks--0.5%                  27,680     Bank of the Philippine Islands .............        35,834
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication              440     Philippine Long Distance Telephone .........        22,875
                      Services--0.4%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in the Philippines .........................        58,709
-----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.7%       Health Care Providers &                 23,575     Parkway Holdings Ltd. ......................        48,264
                      Services--0.7%
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in Singapore ...............................        48,264
-----------------------------------------------------------------------------------------------------------------------------------
South Korea--1.2%     Chemicals--0.0%                             29     Honam Petrochemical Corp. ..................         2,167
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                    1,558     Kangwon Land, Inc. .........................        33,840
                      Leisure--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.7%                      510     Dong-A Pharmaceutical Co. Ltd. .............        47,658
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         in South Korea .............................        83,665
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the
                                                                         Pacific Basin/Asia--17.4% ..................     1,170,371
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks
                                                                         (Cost--$5,115,560)--90.5% ..................     6,069,191
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--1.1%                                                5,180     iShares Asia Trust--iShares FTSE ...........        76,452
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Exchange-Traded Funds
                                                                         (Cost--$40,697)--1.1% ......................        76,452
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Schedule of Investments as of December 31, 2006 (concluded)    (in U.S. dollars)

                                                          Beneficial
                                                            Interest     Short-Term Securities                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                            $545,875     BlackRock Liquidity Series, LLC Cash
                                                                           Sweep Series, 5.26% (c)(d) ...............    $  545,875
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Short-Term Securities
                                                                         (Cost--$545,875)--8.2% .....................       545,875
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Investments
                                                                         (Cost--$5,702,132*)--99.8% .................     6,691,518

                                                                         Other Assets
                                                                         Less Liabilities--0.2% .....................        13,354
                                                                                                                         ----------
                                                                         Net Assets--100.0% .........................    $6,704,872
                                                                                                                         ==========
-----------------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................    $5,764,027
                                                                     ==========

      Gross unrealized appreciation .............................    $  990,283
      Gross unrealized depreciation .............................       (62,792)
                                                                     ----------
      Net unrealized appreciation ...............................    $  927,491
                                                                     ==========

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------
                                                                                Net              Interest
      Affiliate                                                              Activity             Income
      ---------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series ..............       $350,307             $10,458
      ---------------------------------------------------------------------------------------------------

(d)   Represents the current yield as of December 31, 2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Forward foreign exchange contracts purchased as of December 31, 2006 were as follows:

      ------------------------------------------------------------------------------------------------
                                                            Settlement                     Unrealized
      Foreign Currency Purchased                               Date                       Depreciation
      ------------------------------------------------------------------------------------------------
      AUD           5,910                                  January 2007                      $ (2)
      GBP           1,359                                  January 2007                        (5)
      NOK          17,498                                  January 2007                        (5)
      SEK          53,118                                  January 2007                       (16)
      SGD           4,651                                  January 2007                        --
      ------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts--Net
      (USD Commitment--$20,956)                                                              $(28)
                                                                                             ====
      ------------------------------------------------------------------------------------------------

o     Currency Abbreviations:

      AUD     Australian Dollar
      GBP     British Pound
      NOK     Norwegian Krone
      SEK     Swedish Krona
      SGD     Singapore Dollar
      USD     U.S. Dollar

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Statement of Assets and Liabilities as of December 31, 2006

Assets:
Investments in unaffiliated securities, at value (identified cost--$5,156,257) ......                    $ 6,145,643
Investments in affiliated securities, at value (identified cost--$545,875) ..........                        545,875
Foreign cash (cost--$33,649) ........................................................                         33,350
Receivables:
  Investment adviser ................................................................    $    63,479
  Dividends .........................................................................         11,709
  Securities sold ...................................................................          9,732          84,920
                                                                                         -----------
Prepaid expenses ....................................................................                            908
                                                                                                         -----------
Total assets ........................................................................                      6,810,696
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Liabilities:
Deferred foreign capital gain tax ...................................................                            896
Unrealized depreciation on forward foreign exchange contracts .......................                             28
Payables:
  Securities purchased ..............................................................         28,359
  Other affiliates ..................................................................          1,304
  Capital shares redeemed ...........................................................            530
  Distributor .......................................................................              1          30,194
                                                                                         -----------
Accrued expenses and other liabilities ..............................................                         74,706
                                                                                                         -----------
Total liabilities ...................................................................                        105,824
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Net Assets ..........................................................................                    $ 6,704,872
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ........                    $    51,892
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .......                             11
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ......                             11
Paid-in capital in excess of par ....................................................                      5,562,316
Accumulated distributions in excess of investment income--net .......................    $    (3,767)
Undistributed realized capital gains--net ...........................................        106,099
Unrealized appreciation--net ........................................................        988,310
                                                                                         -----------
Total accumulated earnings--net .....................................................                      1,090,642
                                                                                                         -----------
Net Assets ..........................................................................                    $ 6,704,872
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $6,702,139 and 518,924 shares outstanding ...........                    $     12.92
                                                                                                         ===========
Class II--Based on net assets of $1,367 and 105.8 shares outstanding ................                    $     12.92
                                                                                                         ===========
Class III--Based on net assets of $1,366 and 105.81 shares outstanding ..............                    $     12.91
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Statement of Operations for the Year Ended December 31, 2006

Investment Income:
Dividends (net of $4,937 foreign withholding tax) ...................................                    $    71,236
Interest from affiliates ............................................................                         10,458
                                                                                                         -----------
Total income ........................................................................                         81,694
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Expenses:
Custodian fees ......................................................................    $   166,098
Investment advisory fees ............................................................         44,479
Professional fees ...................................................................         28,377
Printing and shareholder reports ....................................................          7,908
Pricing services ....................................................................          5,626
Transfer agent fees--Class I ........................................................          4,998
Offering costs ......................................................................          2,466
Accounting services .................................................................          2,184
Directors' fees and expenses ........................................................          1,311
Transfer agent fees--Class II .......................................................              1
Transfer agent fees--Class III ......................................................              1
Distribution fees--Class II .........................................................              1
Distribution fees--Class III ........................................................              1
Other ...............................................................................          9,564
                                                                                         -----------
Total expenses before waiver and reimbursement ......................................        273,015
Waiver and reimbursement of expenses ................................................       (211,805)
                                                                                         -----------
Total expenses after waiver and reimbursement .......................................                         61,210
                                                                                                         -----------
Investment income--net ..............................................................                         20,484
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net (net of $1,602 foreign capital gain tax) .........................        270,994
  Foreign currency transactions--net ................................................         (7,062)        263,932
                                                                                         -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (net of $441 foreign capital gain tax credit) ....................        621,664
  Foreign currency transactions--net ................................................            123         621,787
                                                                                         -----------     -----------
Total realized and unrealized gain--net .............................................                        885,719
                                                                                                         -----------
Net Increase in Net Assets Resulting from Operations ................................                    $   906,203
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Statements of Changes in Net Assets

                                                                                              For the Year Ended
                                                                                                 December 31,
                                                                                         ---------------------------
Increase (Decrease) in Net Assets:                                                           2006            2005**
--------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................    $    20,484     $    11,600
Realized gain--net ..................................................................        263,932         104,165
Change in unrealized appreciation/depreciation--net .................................        621,787         366,523
                                                                                         ---------------------------
Net increase in net assets resulting from operations ................................        906,203         482,288
                                                                                         ---------------------------
--------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................        (24,990)        (15,991)
  Class II ..........................................................................             (5)             (5)
  Class III .........................................................................             (5)             (5)
Realized gain--net:
  Class I ...........................................................................       (182,307)        (77,864)
  Class II ..........................................................................            (39)            (22)
  Class III .........................................................................            (39)            (22)
                                                                                         ---------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders       (207,385)        (93,909)
                                                                                         ---------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................      1,928,025       3,686,650
                                                                                         ---------------------------
--------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................      2,626,843       4,075,029
Beginning of year ...................................................................      4,078,029           3,000
                                                                                         ---------------------------
End of year* ........................................................................    $ 6,704,872     $ 4,078,029
                                                                                         ===========================
--------------------------------------------------------------------------------------------------------------------
 * Accumulated distributions in excess of investment income--net ....................    $    (3,767)    $    (2,427)
                                                                                         ===========================
** The Portfolio commenced operations just prior to the close of business on
   December 31, 2004.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Financial Highlights

                                                                                                  Class I
                                                                                         ---------------------------
                                                                                             For the Year Ended
                                                                                                December 31,
The following per share data and ratios have been derived                                ---------------------------
from information provided in the financial statements.                                       2006            2005**
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $     11.32     $     10.00
                                                                                         -----------     -----------
Investment income--net* .............................................................            .05             .04
Realized and unrealized gain--net ...................................................           1.98            1.55
                                                                                         -----------     -----------
Total from investment operations ....................................................           2.03            1.59
                                                                                         -----------     -----------
Less dividends & distributions from:
  Investment income--net ............................................................           (.05)           (.05)
  Realized gain--net ................................................................           (.38)           (.22)
                                                                                         -----------     -----------
Total dividends and distributions ...................................................           (.43)           (.27)
                                                                                         -----------     -----------
Net asset value, end of year ........................................................    $     12.92     $     11.32
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................          17.98%          15.87%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................           1.17%           1.17%
                                                                                         ===========     ===========
Expenses ............................................................................           5.22%           4.41%
                                                                                         ===========     ===========
Investment income--net ..............................................................            .39%            .37%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $     6,702     $     4,076
                                                                                         ===========     ===========
Portfolio turnover ..................................................................         106.02%         103.34%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Financial Highlights (continued)

                                                                                                  Class II
                                                                                         ---------------------------
                                                                                             For the Year Ended
                                                                                                December 31,
The following per share data and ratios have been derived                                ---------------------------
from information provided in the financial statements.                                       2006            2005**
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $     11.32     $     10.00
                                                                                         -----------     -----------
Investment income--net* .............................................................            .04             .04
Realized and unrealized gain--net ...................................................           1.99            1.55
                                                                                         -----------     -----------
Total from investment operations ....................................................           2.03            1.59
                                                                                         -----------     -----------
Less dividends & distributions:
  Investment income--net ............................................................           (.05)           (.05)
  Realized gain--net ................................................................           (.38)           (.22)
                                                                                         -----------     -----------
Total dividends and distributions ...................................................           (.43)           (.27)
                                                                                         -----------     -----------
Net asset value, end of year ........................................................    $     12.92     $     11.32
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................          17.98%          15.87%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................           1.22%           1.17%
                                                                                         ===========     ===========
Expenses ............................................................................           5.35%           4.41%
                                                                                         ===========     ===========
Investment income--net ..............................................................            .37%            .37%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $         1     $         1
                                                                                         ===========     ===========
Portfolio turnover ..................................................................         106.02%         103.34%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Financial Highlights (concluded)

                                                                                                  Class III
                                                                                         ---------------------------
                                                                                              For the Year Ended
                                                                                                 December 31,
The following per share data and ratios have been derived                                ---------------------------
from information provided in the financial statements.                                       2006            2005**
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $     11.32     $     10.00
                                                                                         -----------     -----------
Investment income--net* .............................................................            .04             .04
Realized and unrealized gain--net ...................................................           1.98            1.55
                                                                                         -----------     -----------
Total from investment operations ....................................................           2.02            1.59
                                                                                         -----------     -----------
Less dividends & distributions:
  Investment income--net ............................................................           (.05)           (.05)
  Realized gain--net ................................................................           (.38)           (.22)
                                                                                         -----------     -----------
Total dividends and distributions ...................................................           (.43)           (.27)
                                                                                         -----------     -----------
Net asset value, end of year ........................................................    $     12.91     $     11.32
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................          17.89%          15.87%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................           1.25%           1.17%
                                                                                         ===========     ===========
Expenses ............................................................................           5.38%           4.41%
                                                                                         ===========     ===========
Investment income--net ..............................................................            .34%            .37%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $         1     $         1
                                                                                         ===========     ===========
Portfolio turnover ..................................................................         106.02%         103.34%
                                                                                         ===========     ===========
--------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. and Mercury Global SmallCap Portfolio were renamed BlackRock Series Fund, Inc. (the "Fund") and BlackRock Global SmallCap Portfolio (the "Portfolio"), respectively. The Fund is an open-end management investment company that is comprised of fourteen separate portfolios. This report relates to six of the Fund's Portfolios, all of which offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Portfolio is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific financial future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs -- Adjustments to offering costs were expensed in the current period.

      (j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

      In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

      (k) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $660 has been reclassified between paid-in capital in excess of par and distributions in excess of net investment income and $2,516 has been reclassified between undistributed realized net capital gains and distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses, gains from the sale of stock of passive foreign investment companies, foreign currency transactions and foreign taxes paid. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

      On August 15, 2006, shareholders of the Fund, on behalf of the Portfolio, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate

Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

      The Manager is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .85% of the average daily value of the Portfolio's net assets. The Manager (and previously, MLIM) has agreed to voluntarily waive its fees and reimburse for other Portfolio expenses so that the total annual portfolio operating expenses do not exceed 1.17%, exclusive of distribution fees. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2006, MLIM and the Manager earned, waived, and reimbursed fees as follows:

--------------------------------------------------------------------------------
                                           MLIM                 The Manager
                                    --------------------------------------------
                                      For the Period          For the Period
                                    January 1, 2006 to      September 30, 2006
                                    September 29, 2006      to December 31, 2006
--------------------------------------------------------------------------------
Fees earned ........................    $  31,727                $  12,752
Waiver .............................    $ (31,727)               $ (12,752)
Reimbursement ......................    $(115,423)               $ (51,903)
--------------------------------------------------------------------------------

      In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Portfolio to the Manager.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

      For the year ended December 31, 2006, the Portfolio reimbursed MLIM and the Manager $89 and $27, respectively, for certain accounting services.

      In addition, MLPF&S received $2,130 in commissions on the execution of portfolio security transactions for year ended December 31, 2006.

      Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

      Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

      Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $6,684,197 and $5,341,666, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $1,928,025 and $3,686,650 for the years ended December 31, 2006 and December 31, 2005, respectively.

      Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2006                                        Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        154,485     $ 1,862,856
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ............................         16,145         207,297
                                                        -------     -----------
Total issued ...................................        170,630       2,070,153
Shares redeemed ................................        (11,870)       (142,216)
                                                        -------     -----------
Net increase ...................................        158,760     $ 1,927,937
                                                        =======     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                       Shares        Amount
--------------------------------------------------------------------------------
Shares sold ....................................        447,134     $ 4,571,140
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ............................          8,284          93,856
                                                        -------     -----------
Total issued ...................................        455,418       4,664,996
Shares redeemed ................................        (95,354)       (978,400)
                                                        -------     -----------
Net increase ...................................        360,064     $ 3,686,596
                                                        =======     ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2006                                        Shares        Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of distributions
  and distributions ............................              4     $        44
                                                        -------     -----------
Net increase ...................................              4     $        44
                                                        =======     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                       Shares        Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ............................              2     $        27
                                                        -------     -----------
Net increase ...................................              2     $        27
                                                        =======     ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2006                                        Shares        Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of distributions
  and distributions ............................              4     $        44
                                                        -------     -----------
Net increase ...................................              4     $        44
                                                        =======     ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                       Shares        Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ............................              2     $        27
                                                        -------     -----------
Net increase ...................................              2     $        27
                                                        =======     ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                         12/31/2006   12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................................  $ 65,418     $ 93,909
  Long-term capital gain ...............................   141,967           --
                                                          --------     --------
Total taxable distributions ............................  $207,385     $ 93,909
                                                          ========     ========
--------------------------------------------------------------------------------

      As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ..............................    $  118,938
Undistributed long-term capital gains--net ......................        45,262
                                                                     ----------
Total undistributed earnings--net ...............................       164,200
Capital loss carryforward .......................................            --
Unrealized gains--net ...........................................       926,442*
                                                                     ----------
Total accumulated earnings--net .................................    $1,090,642
                                                                     ==========
--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

7. Subsequent Event:

On January 31, 2007, the Fund's Board of Directors has approved a Plan of Liquidation, Dissolution and Termination contingent upon contract holder approval of a Plan of Substitution. A preliminary proxy statement has been filed with the Securities and Exchange Commission and its review is pending.

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global SmallCap Portfolio of BlackRock Series Fund, Inc. (formerly Mercury Global SmallCap Portfolio of FAM Series Fund, Inc.) (the "Fund") as of December 31, 2006, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global SmallCap Portfolio of BlackRock Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc.
BlackRock Global SmallCap Portfolio
Proxy Results (unaudited)

During the six-month period ended December 31, 2006, BlackRock Global SmallCap Portfolio of BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                       Shares Voted    Shares Voted   Shares Voted
                                                           For           Against        Abstain
--------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc. ..........................      409,963         17,844          4,348
--------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc. ..........................      409,963         17,844          4,348
--------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock International Index Portfolio's (formerly Mercury International Index Portfolio) Class I and Class II Shares had total returns of +26.00% and +25.68%, respectively. For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned +26.34%.

      The MSCI EAFE Index is a free-float adjusted, market-capitalization-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada. As the value of the MSCI EAFE fluctuated during the past 12 months, the Portfolio's performance generally tracked that of the index.

      Non-U.S. markets outperformed their U.S. counterparts for the fifth consecutive year, as the Index return illustrates. U.S. stocks, as measured by the S&P 500 Index, returned +15.79% in 2006, while the MSCI Europe Index and the MSCI Pacific Index gained 33.72% and 12.20%, respectively, in U.S.-dollar terms. Strength was especially noticeable in Europe (in both developed and emerging markets), which benefited from robust economic growth, high levels of merger-and-acquisition (M&A) activity and the significant appreciation of the euro versus the dollar. Leadership also came from many Asian markets, with the notable exception of Japan, which was hurt by struggling economic growth. Among the standouts were India's Bombay Sensex Index, which rose 47%, Hong Kong's Hang Seng Index, which advanced 34%, and most remarkably, the MSCI China A Index, which posted a +128% return.

      There were two major themes in global equity markets at the end of 2006. First, the bull market persisted, although volatility was present throughout the year. Second, the more cyclical markets, on average, continued to outperform, with particularly strong results from emerging markets. Japan remained an underperformer versus other global markets, notwithstanding a significant bounce toward the end of the year.

      The year began with solid performance across most non-U.S. market indexes, thanks to solid operational results and a generally robust corporate sector that benefited from a record pace of global M&A activity. Evidence of an economic slowdown began to mount, however, with investor sentiment taking a negative turn in the second quarter. Profit-taking, global concerns over moderating economic growth, rising energy prices, overall higher interest rates and a resurgence of inflation fears weighed on equity markets worldwide. By May, these concerns culminated in a significant broad-based market correction, where the average U.S. stock fell by about 12% and non-U.S. equities suffered even greater losses.

      Positive momentum did return to the market in the second half of 2006, though global economic growth moderated. Still, the prevailing growth rate in the global economy remains fairly robust, hovering right around the long-term trend rate. This reflects both the boom conditions that characterized the start of the year and the fact that the slowdown was moderate rather than abrupt. The United States was the weakest of the major regions in terms of economic growth in the second half, with third quarter 2006 gross domestic product (GDP) rising at an annual rate of 2.2%, down from the 2.6% growth rate seen in the second quarter. Economic conditions in Asia were mixed, while continental Europe and the United Kingdom exhibited only limited signs of a slowdown -- even after a period long enough for the impact of a weaker U.S. economy to filter through.

      Strong growth in corporate earnings and significant upward revisions to earnings expectations have buttressed the equity market since 2003. Although the rate of upgrading has slowed from the exceptionally strong levels seen in previous years, recent news from the major corporate sectors generally has been upbeat. Earnings came in ahead of expectations in the last earnings rounds in Europe, Japan and the United States, supporting the second-half rally in equities. Historic global profit growth is still around 20%.

      Notably, in the latter half of the year, crude oil prices collapsed after reaching an all-time high near $78 per barrel in July. As a result, headline inflation rates in many countries dropped back sharply. Central banks also were less active. In the United States, the Federal Reserve Board (the Fed) has been on hold since mid-year. Additionally, there have been fewer tightening measures in Asia, with the recent exception of India, which saw a rise in reserve requirements. The European Central Bank, on the other hand, continued its rate-normalization process and rates in the United Kingdom are likely to rise modestly.

      Turning to regional performance, all 16 European MSCI country indexes delivered exceptional double-digit gains for the 12-month period, in U.S.-dollar terms. Key drivers of performance included record levels of M&A activity, improving European consumer sentiment, which amplified healthy measures of business confidence, as well as a significant improvement in corporate profitability that resulted from the ongoing consolidation and streamlining efforts of European businesses. The strongest-performing markets were Spain (+49.36%), Portugal (+47.37%) and Ireland (+46.81%).

      Markets in the Australasia/Far East region continued to perform well, although at a slower growth rate than at the beginning of 2006. For the year, Singapore gained +46.71%, Australia rose +30.86% and Hong Kong advanced +30.35%, in U.S.-dollar terms. New Zealand grew more slowly in comparison, but still posted a solid return of +16.56%.

      The Japanese equity market failed to keep pace with the world's biggest developed markets in 2006, despite improving economic fundamentals and robust corporate earnings. After a strong 2005, Japan's Nikkei 225 returned only 6% in 2006, primarily due to concerns that weak consumption spending could halt the nation's economic recovery. GDP in Japan has grown at an annualized rate of 1% since the spring, with the only areas of strength being exports and business investment (which is itself highly correlated with exports). Also, noticeably absent from the Japanese market is M&A activity, which has driven substantial outperformance in many other developed markets, most particularly in Europe.

      All global sectors in the MSCI EAFE Index posted positive double-digit returns during the annual period, in U.S.-dollar terms. The best-performing sector by far was utilities (+49.04%), driven by the preponderance of takeover activity in this area. Other leaders included materials (+32.00%), telecommunication services (+29.54%) and consumer staples (+29.42%).

      In terms of currency performance, despite weakening dramatically toward year-end, the U.S. dollar outperformed most major currencies in 2006, registering gains of 10.6% and 12.3% against the euro and the pound, respectively, but declining 1.0% versus the yen.

What changes were made to the Portfolio during the period?

Throughout the fiscal year, as changes were made to the composition of the MSCI EAFE Index, the Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

How would you characterize the Portfolio's position at the close of the period?

We believe the Portfolio remains positioned to match the risk characteristics of its benchmark, regardless of the direction of international markets.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 22, 2007

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Portfolio Information as of December 31, 2006

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United Kingdom .....................................................    22.9%
Japan ..............................................................    22.0
France .............................................................     9.5
Germany ............................................................     7.2
Switzerland ........................................................     6.7
Australia ..........................................................     5.4
Spain ..............................................................     3.9
Italy ..............................................................     3.7
Netherlands ........................................................     3.6
Sweden .............................................................     2.5
United States ......................................................     1.7
Hong Kong ..........................................................     1.7
Finland ............................................................     1.4
Belgium ............................................................     1.2
Ireland ............................................................     0.9
Norway .............................................................     0.9
Singapore ..........................................................     0.9
Denmark ............................................................     0.8
Greece .............................................................     0.6
Austria ............................................................     0.6
Portugal ...........................................................     0.3
New Zealand ........................................................     0.2
Cayman Islands .....................................................      --*
Bermuda ............................................................      --*
Other ** ...........................................................     1.4
--------------------------------------------------------------------------------
*     Amount is less than 0.1%
**    Includes portfolio holdings in short-term investments.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the MSCI EAFE (Cap Weighted) Index. Values are from December 31, 2004 to December 2006.


                                 BlackRock                   BlackRock                   BlackRock
                       International Index         International Index         International Index                 MSCI EAFE
                              Portfolio+--                Portfolio+--                Portfolio+--            (Cap Weighted)
                           Class I Shares*            Class II Shares*           Class III Shares*                   Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $11,493                     $11,489                     $11,493                   $11,354
12/06                              $14,481                     $14,439                     $14,457                   $14,344

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ BlackRock International Index Portfolio invests in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index.
++ This unmanaged capitalization weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +26.00%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +20.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +25.68%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +20.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +25.79%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +20.24
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                       6-Month        12-Month
As of December 31, 2006                              Total Return   Total Return
--------------------------------------------------------------------------------
Class I Shares*                                         +14.93%        +26.00%
--------------------------------------------------------------------------------
Class II Shares*                                        +14.73         +25.68
--------------------------------------------------------------------------------
Class III Shares*                                       +14.74         +25.79
--------------------------------------------------------------------------------
MSCI EAFE Index--Cap Weighted**                         +14.69         +26.34
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged capitalization-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and that are selected from among the larger-capitalization companies in such markets.

      Past results shown should not be considered a representation of future performance.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                              Beginning             Ending            During the Period*
                                                            Account Value        Account Value         July 1, 2006 to
                                                            July 1, 2006       December 31, 2006      December 31, 2006
========================================================================================================================
Actual
========================================================================================================================
Class I                                                       $   1,000             $1,149.30             $    3.16
------------------------------------------------------------------------------------------------------------------------
Class II                                                      $   1,000             $1,147.30             $    3.96
------------------------------------------------------------------------------------------------------------------------
Class III                                                     $   1,000             $1,147.40             $    3.59
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Class I                                                       $   1,000             $1,021.96             $    2.97
------------------------------------------------------------------------------------------------------------------------
Class II                                                      $   1,000             $1,021.21             $    3.73
------------------------------------------------------------------------------------------------------------------------
Class III                                                     $   1,000             $1,021.56             $    3.38
------------------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .74% for Class II, and .67% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All outstanding shares of Class III were owned by an affiliated entity and did not accrue its distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratio would have been approximately .84%, the actual expenses paid would have been approximately $4.50, and the hypothetical expenses paid would have been $4.23 for Class III.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Summary Schedule of Investments as of December 31, 2006        (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Portfolio's principal holdings. It includes the Portfolio's 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                           Shares                                                                        Percent of
Industry                                     Held                       Common Stocks                      Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense                                     Other Securities ...........................   $    64,580          0.6%
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                                 Other Securities ...........................        28,649          0.3
-----------------------------------------------------------------------------------------------------------------------------------
Airlines                                                Other Securities ...........................        36,854          0.4
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components                                         Other Securities ...........................        75,909          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles                                   714       DaimlerChrysler AG .........................        44,110          0.4
                                            1,100       Honda Motor Co., Ltd. ......................        43,444          0.4
                                            2,200       Toyota Motor Corp. .........................       147,153          1.5
                                                        Other Securities ...........................        75,474          0.8
                                                                                                       ----------------------------
                                                                                                           310,181          3.1
-----------------------------------------------------------------------------------------------------------------------------------
Beverages                                   2,121       Diageo Plc .................................        41,633          0.4
                                                        Other Securities ...........................       101,466          1.0
                                                                                                       ----------------------------
                                                                                                           143,099          1.4
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology                                           Other Securities ...........................        15,212          0.2
-----------------------------------------------------------------------------------------------------------------------------------
Building Products                                       Other Securities ...........................        67,017          0.7
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets                               935       Credit Suisse Group ........................        65,415          0.6
                                              425       Deutsche Bank AG Registered Shares .........        56,854          0.6
                                            1,533       UBS AG .....................................        93,163          0.9
                                                        Other Securities ...........................       110,122          1.1
                                                                                                       ----------------------------
                                                                                                           325,554          3.2
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals                                               Other Securities ...........................       285,459          2.8
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                            1,403       ABN AMRO Holding NV ........................        45,097          0.4
                                              605       BNP Paribas ................................        66,007          0.7
                                            2,784       Banco Bilbao Vizcaya Argentaria SA .........        67,032          0.7
                                            4,334       Banco Santander Central Hispano SA .........        80,896          0.8
                                            4,971       Barclays Plc ...............................        71,052          0.7
                                            2,901       HBOS Plc ...................................        64,299          0.6
                                            8,801       HSBC Holdings Plc ..........................       160,432          1.6
                                            4,333       Lloyds TSB Group Plc .......................        48,486          0.5
                                                8       Mitsubishi UFJ Financial Group, Inc. .......        97,090          1.0
                                                7       Mizuho Financial Group, Inc. ...............        49,998          0.5
                                            1,382       National Australia Bank Ltd. ...............        44,071          0.4
                                            2,430       Royal Bank of Scotland Group Plc ...........        94,825          0.9
                                              299       Societe Generale ...........................        50,758          0.5
                                                5       Sumitomo Mitsui Financial Group, Inc. ......        51,258          0.5
                                            5,773       UniCredito Italiano SpA ....................        50,601          0.5
                                                        Other Securities ...........................       570,122          5.7
                                                                                                       ----------------------------
                                                                                                         1,612,024         16.0
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                          Other Securities ...........................        85,504          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                    2,962       Nokia Oyj ..................................        60,526          0.6
                                           11,441       Telefonaktiebolaget LM Ericsson ............        46,209          0.5
                                                        Other Securities ...........................        33,897          0.3
                                                                                                       ----------------------------
                                                                                                           140,632          1.4
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                                 Other Securities ...........................        57,114          0.6
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                              Other Securities ...........................        82,484          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                  Other Securities ...........................        83,894          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                                        Other Securities ...........................        42,376          0.4
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                  Other Securities ...........................         9,963          0.1
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (continued)
                                                               (in U.S. dollars)


                                           Shares                                                                        Percent of
Industry                                     Held                       Common Stocks                      Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Distributors                                            Other Securities ...........................   $    14,856          0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                           Other Securities ...........................         4,767          0.0
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services              1,435       ING Groep NV CVA ...........................        63,628          0.6
                                                        Other Securities ...........................        85,529          0.9
                                                                                                       ----------------------------
                                                                                                           149,157          1.5
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication               3,449       Telefonica SA ..............................        73,392          0.7
Services                                                Other Securities ...........................       284,156          2.8
                                                                                                       ----------------------------
                                                                                                           357,548          3.5
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                            451       E.ON AG ....................................        61,219          0.6
                                                        Other Securities ...........................       253,512          2.5
                                                                                                       ----------------------------
                                                                                                           314,731          3.1
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                                    Other Securities ...........................       109,934          1.1
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                      Other Securities ...........................        90,059          0.9
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                             Other Securities ...........................        28,499          0.3
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                    5,786       Tesco Plc ..................................        45,825          0.5
                                                        Other Securities ...........................       151,845          1.5
                                                                                                       ----------------------------
                                                                                                           197,670          2.0
-----------------------------------------------------------------------------------------------------------------------------------
Food Products                                 306       Nestle SA Registered Shares ................       108,739          1.1
                                                        Other Securities ...........................       158,956          1.6
                                                                                                       ----------------------------
                                                                                                           267,695          2.7
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                           Other Securities ...........................        46,229          0.5
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies                        Other Securities ...........................        52,442          0.5
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services                        Other Securities ...........................        22,022          0.2
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                           Other Securities ...........................       111,112          1.1
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables                                      Other Securities ...........................       198,863          2.0
-----------------------------------------------------------------------------------------------------------------------------------
Household Products                                      Other Securities ...........................        25,774          0.3
-----------------------------------------------------------------------------------------------------------------------------------
IT Services                                             Other Securities ...........................        23,373          0.2
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                           Other Securities ...........................        13,519          0.1
Energy Traders
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                      655       Siemens AG .................................        64,968          0.7
                                                        Other Securities ...........................        74,773          0.7
                                                                                                       ----------------------------
                                                                                                           139,741          1.4
-----------------------------------------------------------------------------------------------------------------------------------
Insurance                                   1,179       AXA ........................................         7,733          0.5
                                              318       Allianz AG Registered Shares ...............        64,964          0.6
                                                        Other Securities ...........................       374,374          3.7
                                                                                                       ----------------------------
                                                                                                           487,071          4.8
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                               Other Securities ...........................        11,278          0.1
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                            Other Securities ...........................        10,837          0.1
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                            Other Securities ...........................        32,636          0.3
-----------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services                          Other Securities ...........................         1,549          0.0
-----------------------------------------------------------------------------------------------------------------------------------
Machinery                                               Other Securities ...........................       225,998          2.2
-----------------------------------------------------------------------------------------------------------------------------------
Marine                                                  Other Securities ...........................        41,330          0.4
-----------------------------------------------------------------------------------------------------------------------------------
Media                                                   Other Securities ...........................       196,492          2.0
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                             1,101       Anglo American Plc .........................        53,699          0.5
                                            2,526       BHP Billiton Ltd. ..........................        50,445          0.5
                                              815       Rio Tinto Plc Registered Shares ............        43,373          0.4
                                                        Other Securities ...........................       238,305          2.4
                                                                                                       ----------------------------
                                                                                                           385,822          3.8
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (continued)
                                                               (in U.S. dollars)

                                           Shares                                                                        Percent of
Industry                                     Held                       Common Stocks                      Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                               833       Suez SA ....................................   $    43,137          0.4%
                                                        Other Securities ...........................       122,795          1.2
                                                                                                       ----------------------------
                                                                                                           165,932          1.6
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                        Other Securities ...........................        38,696          0.4
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics                            750       Canon, Inc. ................................        42,225          0.4
                                                        Other Securities ...........................        33,381          0.3
                                                                                                       ----------------------------
                                                                                                            75,606          0.7
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                15,281       BP Plc .....................................       169,796          1.7
                                            1,988       ENI SpA ....................................        66,866          0.6
                                            2,778       Royal Dutch Shell Plc ......................        97,091          1.0
                                            2,029       Royal Dutch Shell Plc Class B ..............        71,112          0.7
                                            1,651       Total SA ...................................       119,104          1.2
                                                        Other Securities ...........................       154,351          1.5
                                                                                                       ----------------------------
                                                                                                           678,320          6.7
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                                 Other Securities ...........................        38,383          0.4
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products                                       Other Securities ...........................        29,482          0.3
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                             1,191       AstraZeneca Plc ............................        63,989          0.6
                                            4,425       GlaxoSmithKline Plc ........................       116,445          1.2
                                            1,741       Novartis AG Registered Shares ..............       100,374          1.0
                                              532       Roche Holding AG ...........................        95,398          0.9
                                              816       Sanofi-Aventis .............................        75,347          0.8
                                              700       Takeda Pharmaceutical Co., Ltd. ............        48,057          0.5
                                                        Other Securities ...........................        94,669          0.9
                                                                                                       ----------------------------
                                                                                                           594,279          5.9
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)                   Other Securities ...........................       104,896          1.0
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Management & Development                    Other Securities ...........................       204,874          2.0
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                             Other Securities ...........................        91,804          0.9
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                                        Other Securities ...........................        83,205          0.8
Semiconductor Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Software                                                Other Securities ...........................        80,687          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                                        Other Securities ...........................        84,903          0.8
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                        Other Securities ...........................        88,402          0.9
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                              Other Securities ...........................         3,466          0.0
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco                                                 Other Securities ...........................        97,987          1.0
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                        Other Securities ...........................        91,877          0.9
-----------------------------------------------------------------------------------------------------------------------------------
Transportation Infrastructure                           Other Securities ...........................        38,850          0.4
-----------------------------------------------------------------------------------------------------------------------------------
Water Utilities                                         Other Securities ...........................         8,774          0.1
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services        39,557       Vodafone Group Plc .........................       109,594          1.1
                                                        Other Securities ...........................        61,723          0.6
                                                                                                       ----------------------------
                                                                                                           171,317          1.7
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks
                                                        (Cost--$8,305,956) .........................     9,799,249         97.0
-----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (concluded)
                                                               (in U.S. dollars)

                                           Shares                                                                        Percent of
                                             Held                    Exchange-Traded Funds                 Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                            2,390       iShares MSCI EAFE Index Fund ...............   $   175,091          1.7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Exchange-Traded Funds
                                                         (Cost--$175,203) ..........................       175,091          1.7
-----------------------------------------------------------------------------------------------------------------------------------

Industry                                                                Preferred Stocks
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles                                             Other Securities ...........................        11,507          0.1
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals                                               Other Securities ...........................         7,799          0.1
-----------------------------------------------------------------------------------------------------------------------------------
Media                                                   Other Securities ...........................         3,149          0.1
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                         Other Securities ...........................         2,186          0.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Preferred Stocks
                                                        (Cost--$14,218) ............................        24,641          0.3
-----------------------------------------------------------------------------------------------------------------------------------

                                       Beneficial
                                         Interest                     Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                         $144,366       BlackRock Liquidity Series, LLC
                                                         Cash Sweep Series, 5.26% (a)(b) ...........       144,366          1.4
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities
                                                        (Cost--$144,366) ...........................       144,366          1.4
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Investments (Cost--$8,639,743*) ......    10,143,347        100.4
                                                        Liabilities in Excess of Other Assets ......       (45,401)        (0.4)
                                                                                                       ----------------------------
                                                        Net Assets .................................   $10,097,946        100.0
                                                                                                       ============================

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................    $8,751,374
                                                                     ==========
      Gross unrealized appreciation .............................    $1,500,321
      Gross unrealized depreciation .............................      (108,348)
                                                                     ----------
      Net unrealized appreciation ...............................    $1,391,973
                                                                     ==========

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------------------------------------
                                                                                  Net                Interest
      Affiliate                                                                Activity               Income
      -------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series ..................     $136,097                $4,609
      -------------------------------------------------------------------------------------------------------

(b)   Represents the current yield as of December 31, 2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Portfolio and issues not exceeding 1% of net assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Statement of Assets and Liabilities as of December 31, 2006

Assets:
Investments in unaffiliated securities, at value (identified cost--$8,495,377) ......                     $  9,998,981
Investments in affiliated securities, at value (identified cost--$144,366) ..........                          144,366
Foreign cash (cost--$9,341) .........................................................                            9,359
Receivables:
  Investment adviser ................................................................    $    117,451
  Dividends .........................................................................          18,767
  Capital shares sold ...............................................................          16,534
  Securities sold ...................................................................              89          152,841
                                                                                         ------------
Prepaid expenses ....................................................................                            1,037
                                                                                                          ------------
Total assets ........................................................................                       10,306,584
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Securities purchased ..............................................................         143,724
  Other affiliates ..................................................................           1,422
  Distributor .......................................................................             983
  Capital shares redeemed ...........................................................              72          146,201
                                                                                         ------------
Accrued expenses and other liabilities ..............................................                           62,437
                                                                                                          ------------
Total liabilities ...................................................................                          208,638
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets ..........................................................................                     $ 10,097,946
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ........                     $     16,660
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .......                           79,765
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ......                               14
Paid-in capital in excess of par ....................................................                        8,519,087
Accumulated distributions in excess of investment income--net .......................      $  (21,282)
Accumulated realized capital losses--net ............................................            (366)
Unrealized appreciation--net ........................................................       1,504,068
                                                                                         ------------
Total accumulated earnings--net .....................................................                        1,482,420
                                                                                                          ------------
Net Assets ..........................................................................                     $ 10,097,946
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $1,747,528 and 166,600 shares outstanding ...........                     $      10.49
                                                                                                          ============
Class II--Based on net assets of $8,348,972 and 797,649 shares outstanding ..........                     $      10.47
                                                                                                          ============
Class III--Based on net assets of $1,446.5 and 138.1 shares outstanding .............                     $      10.47
                                                                                                          ============

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Statement of Operations for the Year Ended December 31, 2006

Investment Income:
Dividends (net of $30,921 foreign withholding tax) ..................................                     $    418,465
Interest (including $4,609 from affiliates) .........................................                            6,961
                                                                                                          ------------
Total income ........................................................................                          425,426
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Expenses:
Custodian fees ......................................................................    $    172,355
Investment advisory fees ............................................................          49,656
Pricing services ....................................................................          46,643
Printing and shareholder reports ....................................................          26,535
Professional fees ...................................................................          25,456
Accounting services .................................................................          13,565
Distribution fees--Class II .........................................................           9,736
Transfer agent fees--Class II .......................................................           2,842
Transfer agent fees--Class I ........................................................           2,158
Directors' fees and expenses ........................................................           1,819
Distribution fees--Class III ........................................................               1
Transfer agent fees--Class III ......................................................               1
Other ...............................................................................           9,297
                                                                                         ------------
Total expenses before waiver and reimbursement ......................................         360,064
Waiver and reimbursement of expenses ................................................        (266,621)
                                                                                         ------------
Total expenses after waiver and reimbursement .......................................                           93,443
                                                                                                          ------------
Investment income--net ..............................................................                          331,983
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net ..................................................................       2,341,658
  Financial futures contracts--net ..................................................         (17,326)
  Foreign currency transactions--net ................................................           9,924        2,334,256
                                                                                         ------------
Change in unrealized appreciation/depreciation on:
  Investments--net ..................................................................         274,729
  Foreign currency transactions--net ................................................           1,079          275,808
                                                                                         ------------     ------------
Total realized and unrealized gain--net .............................................                        2,610,064
                                                                                                          ------------
Net Increase in Net Assets Resulting from Operations ................................                     $  2,942,047
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Statements of Changes in Net Assets

                                                                                              For the Year Ended
                                                                                                 December 31,
                                                                                         -----------------------------
Increase (Decrease) in Net Assets:                                                           2006             2005**
----------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................    $    331,983     $    177,289
Realized gain--net ..................................................................       2,334,256           19,770
Change in unrealized appreciation/depreciation--net .................................         275,808        1,228,260
                                                                                         -----------------------------
Net increase in net assets resulting from operations ................................       2,942,047        1,425,319
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................         (67,438)        (123,408)
  Class II ..........................................................................        (302,069)         (66,578)
  Class III .........................................................................             (54)             (15)
Realized gain--net:
  Class I ...........................................................................        (397,309)         (21,615)
  Class II ..........................................................................      (1,897,280)         (11,993)
  Class III .........................................................................            (329)              (3)
                                                                                         -----------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders      (2,664,479)        (223,612)
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions .......      (5,035,160)      13,650,831
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase (decrease) in net assets .............................................      (4,757,592)      14,852,538
Beginning of year ...................................................................      14,855,538            3,000
                                                                                         -----------------------------
End of year* ........................................................................    $ 10,097,946     $ 14,855,538
                                                                                         =============================
----------------------------------------------------------------------------------------------------------------------
  * Accumulated distributions in excess of investment income--net ...................    $    (21,282)    $    (13,642)
                                                                                         =============================
 ** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Financial Highlights

                                                                                                    Class I
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      11.32     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .32              .21
Realized and unrealized gain--net ...................................................            2.62             1.29
                                                                                         ------------     ------------
Total from investment operations ....................................................            2.94             1.50
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.53)            (.15)
  Realized gain--net ................................................................           (3.24)            (.03)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................           (3.77)            (.18)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      10.49     $      11.32
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................           26.00%           14.93%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .59%             .59%
                                                                                         ============     ============
Expenses ............................................................................            2.04%            2.00%
                                                                                         ============     ============
Investment income--net ..............................................................            2.63%            2.05%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $      1,748     $      9,556
                                                                                         ============     ============
Portfolio turnover ..................................................................           70.11%           17.30%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Financial Highlights (continued)

                                                                                                    Class II
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      11.32     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .24              .11
Realized and unrealized gain--net ...................................................            2.67             1.38
                                                                                         ------------     ------------
Total from investment operations ....................................................            2.91             1.49
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.52)            (.14)
  Realized gain--net ................................................................           (3.24)            (.03)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................           (3.76)            (.17)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      10.47     $      11.32
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................           25.68%           14.89%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .74%             .74%
                                                                                         ============     ============
Expenses ............................................................................            3.13%            1.86%
                                                                                         ============     ============
Investment income--net ..............................................................            2.00%            1.01%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $      8,349     $      5,298
                                                                                         ============     ============
Portfolio turnover ..................................................................           70.11%           17.30%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Financial Highlights (concluded)

                                                                                                   Class III
                                                                                         -----------------------------
                                                                                              For the Year Ended
                                                                                                 December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                        2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      11.32     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .27              .21
Realized and unrealized gain--net ...................................................            2.65             1.29
                                                                                         ------------     ------------
Total from investment operations ....................................................            2.92             1.50
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.53)            (.15)
  Realized gain--net ................................................................           (3.24)            (.03)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................           (3.77)            (.18)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      10.47     $      11.32
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................           25.79%           14.93%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .60%             .59%
                                                                                         ============     ============
Expenses ............................................................................            2.85%            2.00%
                                                                                         ============     ============
Investment income--net ..............................................................            2.22%            2.06%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................           70.11%           17.30%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. and Mercury International Index Portfolio were renamed BlackRock Series Fund, Inc. (the "Fund") and BlackRock International Index Portfolio (the "Portfolio"), respectively. The Fund is an open-end management investment company that is comprised of fourteen separate portfolios. This report relates to six of the Fund's Portfolios, all of which offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Portfolio is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

      In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

      (j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $153 has been reclassified between accumulated distributions in excess of net investment income and paid-in capital in excess of par and $30,091 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses, gains from the sale of stock of passive foreign investment companies and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

      On August 15, 2006, shareholders of the Fund, on behalf of the Portfolio, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Portfolio has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock

Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

      The Manager is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .35% of the average daily value of the Portfolio's net assets. The Manager (and previously MLIM) has agreed to voluntarily waive its fees and reimburse for other Portfolio expenses so that the total annual portfolio operating expenses do not exceed .59%, exclusive of distribution fees. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2006, MLIM and the Manager earned, waived and reimbursed fees as follows:

--------------------------------------------------------------------------------
                                          MLIM                  The Manager
                                   --------------------------------------------
                                     For the Period           For the Period
                                   January 1, 2006 to       September 30, 2006
                                   September 29, 2006      to December 31, 2006
--------------------------------------------------------------------------------
Fees earned ................           $  41,165                $   8,491
Waiver .....................           $ (41,165)               $  (8,491)
Reimbursement ..............           $(126,595)               $ (90,370)
--------------------------------------------------------------------------------

      In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Portfolio to the Manager.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. Class III commenced accruing the distribution fee on September 30, 2006.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

      For the year ended December 31, 2006, the Portfolio reimbursed MLIM and the Manager $310 and $87, respectively, for certain accounting services.

      In addition, MLPF&S earned $45 in commissions on the execution of portfolio security transactions for the year ended December 31, 2006.

      Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

      Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

      Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $10,021,972 and $17,473,859, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was ($5,035,160) and $13,650,831 for the years ended December 31, 2006 and December 31, 2005, respectively.

      Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2006                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             98,526         $ 1,239,921
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             44,186             464,747
                                                   --------         -----------
Total issued ...........................            142,712           1,704,668
Shares redeemed ........................           (820,319)        (10,479,566)
                                                   --------         -----------
Net decrease ...........................           (677,607)        $(8,774,898)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            831,990         $ 8,377,226
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             12,699             145,023
                                                   --------         -----------
Total issued ...........................            844,689           8,522,249
Shares redeemed ........................               (582)             (6,373)
                                                   --------         -----------
Net increase ...........................            844,107         $ 8,515,876
                                                   ========         ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2006                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            452,299         $ 5,654,137
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            210,413           2,199,349
                                                   --------         -----------
Total issued ...........................            662,712           7,853,486
Shares redeemed ........................           (333,286)         (4,114,131)
                                                   --------         -----------
Net increase ...........................            329,426         $ 3,739,355
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            477,673         $ 5,236,633
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................              6,880              78,571
                                                   --------         -----------
Total issued ...........................            484,553           5,315,204
Shares redeemed ........................            (16,430)           (180,267)
                                                   --------         -----------
Net increase ...........................            468,123         $ 5,134,937
                                                   ========         ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2006                                        Shares        Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................                 36         $       383
                                                   --------         -----------
Net increase ...........................                 36         $       383
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                       Shares        Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................                  2         $        18
                                                   --------         -----------
Net increase ...........................                  2         $        18
                                                   ========         ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                        12/31/2006    12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..................................    $1,135,332    $  223,612
  Long-term capital gains ..........................     1,529,147            --
                                                        ----------    ----------
Total taxable distributions ........................    $2,664,479    $  223,612
                                                        ==========    ==========
--------------------------------------------------------------------------------

      As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .........................         $   39,747
Undistributed long-term capital gains--net .................             50,236
                                                                     ----------
Total undistributed earnings--net ..........................             89,983
Capital loss carryforward ..................................                 --
Unrealized gains--net ......................................          1,392,437*
                                                                     ----------
Total accumulated earnings--net ............................         $1,482,420
                                                                     ==========
--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Subsequent Event:

On January 31, 2007, the Fund's Board of Directors has approved a Plan of Liquidation, Dissolution and Termination contingent upon contract holder approval of a Plan of Substitution. A preliminary proxy statement has been filed with the Securities and Exchange Commission and its review is pending.

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of BlackRock International Index Portfolio of BlackRock Series Fund, Inc. (formerly Mercury International Index Portfolio of FAM Series Fund, Inc.) (the "Fund") as of December 31, 2006, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Index Portfolio of BlackRock Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc.
BlackRock International Index Portfolio
Proxy Results (unaudited)

During the six-month period ended December 31, 2006, BlackRock International Index Portfolio of BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                         Shares Voted     Shares Voted   Shares Voted
                                                             For             Against        Abstain
-----------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc. ..........................        875,946              0              0
-----------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc. ..........................        875,946              0              0
-----------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
A Discussion With Your Portfolio Manager

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Mid Cap Value Opportunities Portfolio's (formerly Mercury Mid Cap Value Opportunities Portfolio) Class I Shares had a total return of +13.32%. For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +10.32% and the Lipper Mid Cap Value Funds (Variable Products) category had an average return of +13.15%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

      Mid cap stocks posted strong returns for the year, although the favorable absolute performance obscures sharp declines that occurred over the summer months. This summer correction spanned all capitalization ranges, investment styles and both domestic and international markets. The market retrenchment was attributed to multiple factors but, for the most part, U.S. investors were concerned that the Federal Reserve Board (the Fed) may have tightened monetary policy too aggressively. Small and mid cap stocks were particularly volatile during this time period, given their more pronounced sensitivity to changes in the overall economy.

      The correction also marked a subtle change in market leadership, both from a capitalization perspective and from a sector perspective. While small-cap, low-quality issues outperformed prior to the correction, large-cap, high-quality stocks demonstrated leadership coming out of the correction. In the first six months of the year, mid-cap stocks held a comfortable lead over the large cap S&P 500 Index. However, that trend shifted in the second half as investors increasingly sought out large cap names for their relative stability and more predictable earnings in an environment of moderating economic growth.

      With respect to sector performance, energy stocks demonstrated market leadership in the first half of the year, but weakened dramatically in the second half. An uneventful hurricane season, unusually warm fall and winter temperatures across much of the United States, and the liquidation by hedge fund Amaranth Advisors LLC of large energy positions contributed to extremely volatile crude oil and natural gas prices during the year. The price of crude oil dropped from a high of nearly $78 per barrel in July to roughly $61 per barrel by year-end -- the same level at which it started the year. Meanwhile, the price of natural gas declined roughly 46.5% in calendar year 2006. These factors, combined with softness in the housing market and signs of easing inflationary pressures, enabled the Fed to end its tightening campaign after 17 consecutive 25 basis point (.25%) increases in the target federal funds rate.

What factors most influenced Portfolio performance?

The Portfolio outperformed both its benchmark and its comparable Lipper category average for the year. The strong performance is attributed largely to successful stock selection in the information technology, industrials and health care sectors. Portfolio holdings in each of these sectors substantially outperformed those in the benchmark S&P MidCap 400 Index. In information technology, we saw outstanding performance from Anixter International, Inc., a provider of networking products, and Convergys Corp., a provider of business process outsourcing services. In the industrials sector, Allied Waste Industries, Inc., a collection, recycling and disposal services company, was a top performer. Strength in the health care sector was led by an investment in shares of Cephalon, Inc., a provider of biopharmaceutical products. The Portfolio also realized positive attribution from its investments in energy, with most of the outperformance relative to the benchmark coming from our positions in oil, gas and consumable fuels companies.

      The Portfolio's relative results were hindered by our positioning in the financial services sector, where several names detracted modestly from performance, particularly in the insurance industry. Most notably, Conseco, Inc., a provider of life insurance and supplemental medical insurance, declined as performance in the long-term care business deteriorated. The largest single detractor during the year was our position in Valassis Communications, Inc., a provider of marketing products and services that suffered from a troubled merger agreement with direct marketer ADVO, Inc. Other stocks that disappointed were software company Novell, Inc. and Smurfit-Stone Container Corp., a maker of paper-based packaging products.

What changes were made to the Portfolio during the period?

The Portfolio was positioned conservatively relative to its benchmark, and we used market weakness in the latter half of the year as an opportunity to become more aggressive in our positioning. We took advantage of lower share prices in the information technology sector and moved from a slightly underweight position to an overweighting. We initiated positions in Citrix Systems, Inc., a provider of access infrastructure software and services, and Tellabs, Inc., a manufacturer and marketer of voice, data and video network access systems. We find that both firms offer compelling risk-adjusted returns based on our internal valuation parameters. Tellabs represented the Portfolio's largest position at period-end. Other changes within the information technology sector included the elimination of positions in McAfee, Inc., TIBCO Software, Inc. and Hyperion Solutions Corp. All three companies provided robust fundamental business outlooks on top of strong quarterly results, allowing us to trim our positions on stock strength.

      In industrials, we increased our position in certain defense electronics providers, while scaling back investments in engineering and construction companies. Goodrich Corp., a supplier of aerospace components and systems, is an example of an addition in the defense electronics area. Another important addition in industrials was The Timken Co., one of the Portfolio's top-10 holdings at period-end. Timken produces ball bearings and steel utilized by a variety of automotive and other industrial customers. We initiated the position based on Timken's strong cash flow and potential for current restructuring efforts to unlock additional value.

      We initiated new positions in the health care sector, including Biomet, Inc., a leader in the design and manufacture of joint replacements, and Endo Pharmaceuticals Holdings, Inc., a prescription drug company specializing in pain management. Endo has a leading market franchise in pain management products and was among the Portfolio's top-10 holdings at period-end.

      In consumer discretionary, we eliminated several positions as share prices reached our internal price targets. Among them were a number of off-price/ discount retailers, including Dollar Tree Stores, Inc. and TJX Cos., Inc., parent of the T.J. Maxx and Marshalls chains. Within the financial services sector, we trimmed exposure through the sale of TD Ameritrade Holdings Corp., a provider of online brokerage services, and TD Banknorth, Inc., a Northeast-based commercial banking provider, ending the period with an underweighting in the sector.

      On balance, most Portfolio changes during the period were stock-specific rather than driven by particular investment themes. One notable addition was OGE Energy Corp., a utility stock with a reasonable valuation and attractive dividend yield. We consider OGE Energy to be a company with solid management and a favorable rate base; as such, it has become the Portfolio's largest investment in the utilities sector.

      Deletions from the list of Portfolio holdings were driven in part by continued brisk merger-and-acquisition activity. For example, Cinergy Corp., a regulated utility, was acquired by Duke Energy Corp. Knight-Ridder, Inc. was acquired by McClatchy Co. to become the fourth-largest U.S. newspaper publisher. Maverick Tube Corp., a manufacturer of steel and tubular products, was the target of an acquisition by Tenaris SA., and Siebel Systems, Inc., a provider of customer-related management software, was acquired by Oracle Corp. Likewise, in November, Equity Office Properties Trust became the subject of a bidding war among private equity firms seeking to acquire the office and commercial property real estate investment trust.

How would you characterize the Portfolio's position at the close of the period?

Portfolio positioning is largely the result of where we are finding the most attractive investment opportunities. At December 31, 2006, the Portfolio was most overweight versus the S&P MidCap 400 Index in energy, followed by information technology and health care. The Portfolio was most underweight in utilities and consumer discretionary. The Portfolio's largest absolute exposure at year-end was in financial services, at 21.5% of net assets, followed by information technology at 16.5% and industrials at 14.4%.

      As we begin a new year, we acknowledge that the market is approaching a delicate juncture. The Fed hiked interest rates 17 times between June 2004 and June 2006, and the U.S. economy is showing some signs of slowing, with evidence most apparent in recent commentary out of the industrials and basic materials sectors. The critical question centers on how abruptly the economy will slow. The Fed interrupted its monetary tightening campaign at the August 8 meeting and remained on hold through year-end, allowing time for the economy to respond to its two-year tightening campaign. We believe that the economy will experience a soft landing, and have positioned the Portfolio accordingly.

      The Portfolio ended the year with a slight bias toward more defensive areas of the market. We believe this approach should help to drive favorable relative performance as economic growth continues to moderate, corporate earnings decelerate and investors grow increasingly selective.

R. Elise Baum, CFA
Vice President and Portfolio Manager

January 22, 2007

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Portfolio Information as of December 31, 2006

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financials .........................................................    21.5%
Information Technology .............................................    16.5
Industrials ........................................................    14.4
Health Care ........................................................    12.2
Energy .............................................................    11.2
Consumer Discretionary .............................................    10.5
Materials ..........................................................     5.5
Utilities ..........................................................     4.4
Telecommunication Services .........................................     1.7
Consumer Staples ...................................................     1.7
Other* .............................................................     0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the S&P MidCap 400 Index. Values are from December 31, 2004 to December 2006.

                         BlackRock Mid Cap           BlackRock Mid Cap           BlackRock Mid Cap
                       Value Opportunities         Value Opportunities         Value Opportunities
                              Portfolio+--                Portfolio+--                Portfolio+--                S&P MidCap
                           Class I Shares*            Class II Shares*           Class III Shares*               400 Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $11,332                     $11,322                     $11,322                   $11,256
12/06                              $12,842                     $12,843                     $12,832                   $12,417

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ BlackRock Mid Cap Value Opportunities Portfolio invests in securities, primarily in equity securities, that Portfolio management believes are undervalued and therefore represent an investment value.
++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +13.32%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +13.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +13.44%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +13.33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +13.34%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +13.28
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                       6-Month        12-Month
As of December 31, 2006                             Total Return    Total Return
--------------------------------------------------------------------------------
Class I Shares*                                        +7.86%          +13.32%
--------------------------------------------------------------------------------
Class II Shares*                                       +7.96           +13.44
--------------------------------------------------------------------------------
Class III Shares*                                      +7.86           +13.34
--------------------------------------------------------------------------------
S&P MidCap 400 Index**                                 +5.83           +10.32
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index is a market value-weighted Index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past results shown should not be considered a representation of future performance.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                             Expenses Paid
                                                         Beginning          Ending         During the Period*
                                                       Account Value     Account Value      July 1, 2006 to
                                                       July 1, 2006    December 31, 2006   December 31, 2006
=============================================================================================================
Actual
=============================================================================================================
Class I                                                 $   1,000          $1,078.60          $    5.34
-------------------------------------------------------------------------------------------------------------
Class II                                                $   1,000          $1,079.60          $    5.39
-------------------------------------------------------------------------------------------------------------
Class III                                               $   1,000          $1,078.60          $    5.60
=============================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================
Class I                                                 $   1,000          $1,019.76          $    5.19
-------------------------------------------------------------------------------------------------------------
Class II                                                $   1,000          $1,019.71          $    5.24
-------------------------------------------------------------------------------------------------------------
Class III                                               $   1,000          $1,019.51          $    5.44
-------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.03% for Class I, 1.04% for Class II and 1.08% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately 1.18% and 1.28%, the actual expenses paid would have been approximately $6.12 and $6.63 and the hypothetical expenses paid would have been approximately $5.94 and $6.44 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                Shares
Europe                Industry                                    Held                          Common Stocks               Value
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--1.1%     Construction & Engineering--1.1%           3,100     Chicago Bridge & Iron Co. NV .............    $   84,754
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks
                                                                           in the Netherlands .......................        84,754
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--0.5%     Biotechnology--0.5%                        1,600     Serono SA (b) ............................        35,648
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Switzerland .......        35,648
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks
                                                                           in Europe--1.6% ..........................       120,402
-----------------------------------------------------------------------------------------------------------------------------------

North America
-----------------------------------------------------------------------------------------------------------------------------------
Canada--1.7%          Diversified Telecommunication              4,666     BCE, Inc. ................................       125,982
                      Services--1.7%
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Canada ............       125,982
-----------------------------------------------------------------------------------------------------------------------------------
United States--90.0%  Aerospace & Defense--3.3%                  2,600     Curtiss-Wright Corp. .....................        96,408
                                                                 3,200     Goodrich Corp. ...........................       145,760
                                                                                                                         ----------
                                                                                                                            242,168
                      -------------------------------------------------------------------------------------------------------------
                      Biotechnology--2.6%                          800     Cephalon, Inc. (a) .......................        56,328
                                                                 2,100     Human Genome Sciences, Inc. (a) ..........        26,124
                                                                 3,400     Medimmune, Inc. (a) ......................       110,058
                                                                                                                         ----------
                                                                                                                            192,510
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--2.0%                      6,700     Janus Capital Group, Inc. ................       144,653
                      -------------------------------------------------------------------------------------------------------------
                      Chemicals--1.0%                            4,000     Huntsman Corp. (a) .......................        75,880
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--4.3%                     5,000     The Colonial BancGroup, Inc. .............       128,700
                                                                 1,200     Compass Bancshares, Inc. .................        71,580
                                                                 2,900     First Midwest Bancorp, Inc. ..............       112,172
                                                                                                                         ----------
                                                                                                                            312,452
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &                     14,400     Allied Waste Industries, Inc. (a) ........       176,976
                      Supplies--2.4%
                      -------------------------------------------------------------------------------------------------------------
                      Communications Equipment--3.9%             9,300     Andrew Corp. (a) .........................        95,139
                                                                18,700     Tellabs, Inc. (a) ........................       191,862
                                                                                                                         ----------
                                                                                                                            287,001
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--3.2%               2,900     Owens-Illinois, Inc. (a) .................        53,505
                                                                13,400     Smurfit-Stone Container Corp. (a) ........       141,504
                                                                   800     Temple-Inland, Inc. ......................        36,824
                                                                                                                         ----------
                                                                                                                            231,833
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &                       800     Anixter International, Inc. (a) ..........        43,440
                      Instruments--1.8%                          4,400     Ingram Micro, Inc. Class A (a) ...........        89,804
                                                                                                                         ----------
                                                                                                                            133,244
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment & Services--4.9%          3,300     BJ Services Co. ..........................        96,756
                                                                   700     Diamond Offshore Drilling, Inc. ..........        55,958
                                                                 4,800     Dresser-Rand Group, Inc. (a) .............       117,456
                                                                 2,700     Rowan Cos., Inc. .........................        89,640
                                                                                                                         ----------
                                                                                                                            359,810
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--1.7%                        4,700     Smithfield Foods, Inc. (a) ...............       120,602
                      -------------------------------------------------------------------------------------------------------------
                      Gas Utilities--1.0%                          900     Questar Corp. ............................        74,745
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &                    2,900     Biomet, Inc. .............................       119,683
                      Supplies--1.6%
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &                   16,200     Tenet Healthcare Corp. (a) ...............       112,914
                      Services--2.2%                             1,100     Triad Hospitals, Inc. (a) ................        46,013
                                                                                                                         ----------
                                                                                                                            158,927
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Technology--0.8%               4,384     Emdeon Corp. (a) .........................        54,318
                      -------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Schedule of Investments as of December 31, 2006 (continued)    (in U.S. dollars)

America                                                         Shares
(continued)           Industry                                    Held                  Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Hotels, Restaurants & Leisure--0.9%          600     OSI Restaurant Partners, Inc. ............    $   23,520
(continued)                                                      1,360     Wyndham Worldwide Corp. (a) ..............        43,547
                                                                                                                         ----------
                                                                                                                             67,067
                      -------------------------------------------------------------------------------------------------------------
                      Household Durables--0.8%                   2,100     Newell Rubbermaid, Inc. ..................        60,795
                      -------------------------------------------------------------------------------------------------------------
                      IT Services--4.3%                            600     Alliance Data Systems Corp. (a) ..........        37,482
                                                                 8,900     The BISYS Group, Inc. (a) ................       114,899
                                                                 2,600     Computer Sciences Corp. (a) ..............       138,762
                                                                 1,100     Convergys Corp. (a) ......................        26,158
                                                                                                                         ----------
                                                                                                                            317,301
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--3.0%                            8,100     Conseco, Inc. (a) ........................       161,838
                                                                 1,800     HCC Insurance Holdings, Inc. .............        57,762
                                                                                                                         ----------
                                                                                                                            219,600
                      -------------------------------------------------------------------------------------------------------------
                      Internet & Catalog Retail--1.5%            2,900     IAC/InterActiveCorp (a) ..................       107,764
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software & Services--1.8%        14,400     CNET Networks, Inc. (a) ..................       130,896
                      -------------------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services--0.5%       1,700     Affymetrix, Inc. (a) .....................        39,202
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--3.4%                            2,100     AGCO Corp. (a) ...........................        64,974
                                                                 6,300     The Timken Co. ...........................       183,834
                                                                                                                         ----------
                                                                                                                            248,808
                      -------------------------------------------------------------------------------------------------------------
                      Media--1.6%                                7,800     Valassis Communications, Inc. (a) ........       113,100
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--1.3%                      1,700     Nucor Corp. ..............................        92,922
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--1.9%                      3,500     OGE Energy Corp. .........................       140,000
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                      1,400     Cabot Oil & Gas Corp. Class A ............        84,910
                      Fuels--6.3%                                1,800     Murphy Oil Corp. .........................        91,530
                                                                 3,700     Newfield Exploration Co. (a) .............       170,015
                                                                 2,300     Noble Energy, Inc. .......................       112,861
                                                                                                                         ----------
                                                                                                                            459,316
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--4.0%                      5,400     Endo Pharmaceuticals Holdings,
                                                                             Inc. (a) ...............................       148,932
                                                                 4,100     Medicis Pharmaceutical Corp. Class A .....       144,033
                                                                                                                         ----------
                                                                                                                            292,965
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Investment Trusts              9,000     Crescent Real Estate EQT Co. .............       177,750
                      (REITs)--5.7%                             13,000     Friedman Billings Ramsey Group, Inc.
                                                                             Class A ................................       104,000
                                                                 2,700     New Plan Excel Realty Trust ..............        74,196
                                                                 1,500     Rayonier, Inc. ...........................        61,575
                                                                                                                         ----------
                                                                                                                            417,521
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate Management &                       1     Realogy Corp. (a) ........................            30
                      Development--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Road & Rail--1.5%                          5,300     JB Hunt Transport Services, Inc. .........       110,081
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor             3,900     Intersil Corp. Class A ...................        93,288
                      Equipment--1.3%
                      -------------------------------------------------------------------------------------------------------------
                      Software--3.4%                             4,000     Citrix Systems, Inc. (a) .................       108,200
                                                                22,600     Novell, Inc. (a) .........................       140,120
                                                                                                                         ----------
                                                                                                                            248,320
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--5.4%                     7,100     Foot Locker, Inc. ........................       155,703
                                                                 7,400     The Gap, Inc. ............................       144,300
                                                                 5,400     RadioShack Corp. .........................        90,612
                                                                                                                         ----------
                                                                                                                            390,615
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury                   800     Jones Apparel Group, Inc. ................        26,744
                      Goods--0.4%
                      -------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance--1.7%           2,500     Webster Financial Corp. ..................       121,800
                      -------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Schedule of Investments as of December 31, 2006 (concluded)    (in U.S. dollars)

North America                                                   Shares
(concluded)           Industry                                    Held                        Common Stocks                 Value
-----------------------------------------------------------------------------------------------------------------------------------
United States         Trading Companies &                        3,900     United Rentals, Inc. (a) .................    $   99,177
(concluded)           Distributors--2.6%                         1,300     WW Grainger, Inc. ........................        90,922
                                                                                                                         ----------
                                                                                                                            190,099
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks
                                                                           in the United States .....................     6,573,036
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in
                                                                           North America--91.7% .....................     6,699,018
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks
                                                                           (Cost--$6,506,025)--93.3% ................     6,819,420
-----------------------------------------------------------------------------------------------------------------------------------

North America                                                                               Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------------
United States--6.3%                                                700     iShares Dow Jones US Real Estate
                                                                             Index Fund .............................        58,681
                                                                 1,200     iShares Dow Jones US Utilities Sector
                                                                             Index Fund .............................       107,844
                                                                   500     iShares Russell 2000 Index Fund ..........        39,040
                                                                 2,100     iShares S&P SmallCap 600
                                                                             Index Fund .............................       138,663
                                                                   800     MidCap SPDR Trust Series 1 ...............       116,912
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Exchange-Traded Funds
                                                                           (Cost--$415,520)--6.3% ...................       461,140
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Beneficial
                                                              Interest                      Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                              $ 31,194     BlackRock Liquidity Series, LLC Cash
                                                                           Sweep Series, 5.26% (c)(d) ...............        31,194
                      -------------------------------------------------------------------------------------------------------------
                                                                           Total Short-Term Securities
                                                                           (Cost--$31,194)--0.4% ....................        31,194
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Investments
                                                                           (Cost--$6,952,739*)--100.0% ..............     7,311,754

                                                                           Liabilities in Excess of Other
                                                                           Assets--(0.0%) ...........................        (3,772)
                                                                                                                         ----------
                                                                           Net Assets--100.0% .......................    $7,307,982
                                                                                                                         ==========
-----------------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................      $6,996,237
                                                                     ==========
      Gross unrealized appreciation ...........................      $  582,553
      Gross unrealized depreciation ...........................        (267,036)
                                                                     ----------
      Net unrealized appreciation .............................      $  315,517
                                                                     ==========

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Porftolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------
                                                                  Net          Interest
      Affiliate                                                Activity         Income
      ---------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series ....  $(123,488)        $6,377
      ---------------------------------------------------------------------------------

(d)   Represents the current yield as of December 31, 2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Statement of Assets and Liabilities as of December 31, 2006

Assets:
Investments in unaffiliated securities, at value (identified cost--$6,921,545) ......                     $  7,280,560
Investments in affiliated securities, at value (identified cost--$31,194) ...........                           31,194
Dividend receivable .................................................................                            6,315
Prepaid expenses ....................................................................                              924
                                                                                                          ------------
Total assets ........................................................................                        7,318,993
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
        Investment adviser ..........................................................    $      1,752
        Other affiliates ............................................................           1,316
        Capital shares redeemed .....................................................              64            3,132
                                                                                         ------------
Accrued expenses ....................................................................                            7,879
                                                                                                          ------------
Total liabilities ...................................................................                           11,011
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets ..........................................................................                     $  7,307,982
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ........                     $     66,694
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .......                               12
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ......                               12
Paid-in capital in excess of par ....................................................                        6,773,343
Undistributed realized capital gains--net ...........................................    $    108,906
Unrealized appreciation--net ........................................................         359,015
                                                                                         ------------
Total accumulated earnings--net .....................................................                          467,921
                                                                                                          ------------
Net Assets ..........................................................................                     $  7,307,982
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $7,305,414 and 666,935 shares outstanding ...........                     $      10.95
                                                                                                          ============
Class II--Based on net assets of $1,283.9 and 117.3 shares outstanding ..............                     $      10.95
                                                                                                          ============
Class III--Based on net assets of $1,283.7 and 117.3 shares outstanding .............                     $      10.94
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Statement of Operations for the Year Ended December 31, 2006

Investment Income:
Dividends (net of $1,103 foreign withholding tax) ...................................                     $     83,704
Interest from affiliates ............................................................                            6,377
                                                                                                          ------------
Total income ........................................................................                           90,081
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ............................................................    $     43,542
Professional fees ...................................................................          24,165
Printing and shareholder reports ....................................................          10,026
Custodian fees ......................................................................           9,945
Transfer agent fees--Class I ........................................................           4,998
Accounting services .................................................................           2,766
Directors' fees and expenses ........................................................           1,405
Pricing services ....................................................................           1,102
Distribution fees--Class II .........................................................               1
Distribution fees--Class III ........................................................               1
Transfer agent fees--Class II .......................................................               1
Transfer agent fees--Class III ......................................................               1
Other ...............................................................................           9,637
                                                                                         ------------
Total expenses before waiver and reimbursement ......................................         107,590
Waiver and reimbursement of expenses ................................................         (38,591)
                                                                                         ------------
Total expenses after waiver and reimbursement .......................................                           68,999
                                                                                                          ------------
Investment income--net ..............................................................                           21,082
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net ..................................................................         810,758
  Foreign currency transactions--net ................................................            (156)         810,602
                                                                                         ------------
Change in unrealized appreciation on investments--net ...............................                            2,942
                                                                                                          ------------
Total realized and unrealized gain--net .............................................                          813,544
                                                                                                          ------------
Net Increase in Net Assets Resulting from Operations ................................                     $    834,626
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Statements of Changes in Net Assets

                                                                                               For the Year Ended
                                                                                                  December 31,
                                                                                         -----------------------------
Increase (Decrease) in Net Assets:                                                           2006             2005*
----------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................    $     21,082     $     19,986
Realized gain--net ..................................................................         810,602          313,637
Change in unrealized appreciation--net ..............................................           2,942          356,073
                                                                                         -----------------------------
Net increase in net assets resulting from operations ................................         834,626          689,696
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................         (20,918)         (39,985)
  Class II ..........................................................................              (4)              (8)
  Class III .........................................................................              (4)              (8)
Realized gain--net:
  Class I ...........................................................................        (803,142)        (200,441)
  Class II ..........................................................................            (142)             (38)
  Class III .........................................................................            (142)             (38)
                                                                                         -----------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (824,352)        (240,518)
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................       1,292,412        5,553,118
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................       1,302,686        6,002,296
Beginning of year ...................................................................       6,005,296            3,000
                                                                                         -----------------------------
End of year .........................................................................    $  7,307,982     $  6,005,296
                                                                                         =============================
----------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Financial Highlights

                                                                                                     Class I
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      10.88     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .04              .04
Realized and unrealized gain--net ...................................................            1.42             1.30
                                                                                         ------------     ------------
Total from investment operations ....................................................            1.46             1.34
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.04)            (.08)
  Realized gain--net ................................................................           (1.35)            (.38)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................           (1.39)            (.46)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      10.95     $      10.88
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................           13.32%           13.32%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................            1.03%            1.03%
                                                                                         ============     ============
Expenses ............................................................................            1.61%            1.64%
                                                                                         ============     ============
Investment income--net ..............................................................             .31%             .38%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $      7,305     $      6,003
                                                                                         ============     ============
Portfolio turnover ..................................................................           98.65%          119.42%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Financial Highlights (continued)

                                                                                                    Class II
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      10.87     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .03              .03
Realized and unrealized gain--net ...................................................            1.44             1.30
                                                                                         ------------     ------------
Total from investment operations ....................................................            1.47             1.33
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.04)            (.08)
  Realized gain--net ................................................................           (1.35)            (.38)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................           (1.39)            (.46)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      10.95     $      10.87
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................           13.44%           13.22%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................            1.04%            1.03%
                                                                                         ============     ============
Expenses ............................................................................            1.62%            1.64%
                                                                                         ============     ============
Investment income--net ..............................................................             .28%             .33%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................           98.65%          119.42%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Financial Highlights (concluded)

                                                                                                   Class III
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      10.87     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .03              .03
Realized and unrealized gain--net ...................................................            1.43             1.30
                                                                                         ------------     ------------
Total from investment operations ....................................................            1.46             1.33
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.04)            (.08)
  Realized gain--net ................................................................           (1.35)            (.38)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................           (1.39)            (.46)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      10.94     $      10.87
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................           13.34%           13.22%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................            1.06%            1.03%
                                                                                         ============     ============
Expenses ............................................................................            1.64%            1.64%
                                                                                         ============     ============
Investment income--net ..............................................................             .26%             .33%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................           98.65%          119.42%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. and Mercury Mid Cap Value Opportunities Portfolio were renamed BlackRock Series Fund, Inc. (the "Fund") and BlackRock Mid Cap Value Opportunities Fund (the "Portfolio"), respectively. The Fund is an open-end management investment company that is comprised of fourteen separate portfolios. This report relates to six of the Fund's Portfolios, all of which offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Portfolio is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

      In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

      (j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $156 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

      On August 15, 2006, shareholders of the Fund, on behalf of the Portfolio, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

      The Manager is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the

Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .65% of the average daily value of the Portfolio's net assets. The Manager (and previously MLIM) has agreed to voluntarily waive its fees and reimburse for other Portfolio expenses so that the total annual portfolio operating expenses do not exceed 1.03%, exclusive of distribution fees. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2006, MLIM and the Manager earned, waived and reimbursed fees as follows:

--------------------------------------------------------------------------------
                                          MLIM                   The Manager
                                    -------------------------------------------
                                      For the Period           For the Period
                                    January 1, 2006 to       September 30, 2006
                                    September 29, 2006      to December 31, 2006
--------------------------------------------------------------------------------
Fees earned ....................        $ 31,787                 $ 11,755
Waiver .........................        $(31,787)                $ (6,040)
Reimbursement ..................        $   (764)                      --
--------------------------------------------------------------------------------

      In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Portfolio to the Manager.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

      For the year ended December 31, 2006, the Portfolio reimbursed MLIM and the Manager $110 and $33, respectively, for certain accounting services.

      In addition, MLPF&S received $2,929 in commissions on the execution of portfolio security transactions for the year ended December 31, 2006.

      Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

      Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

      Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $7,168,063 and $6,530,370, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $1,292,412 and $5,553,118 for the years ended December 31, 2006 and December 31, 2005, respectively.

      Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2006                                     Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................            52,766        $   608,241
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            74,043            824,060
                                                     -------        -----------
Total issued .............................           126,809          1,432,301
Shares redeemed ..........................           (11,809)          (140,181)
                                                     -------        -----------
Net increase .............................           115,000        $ 1,292,120
                                                     =======        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           530,122        $ 5,315,887
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            22,017            240,426
                                                     -------        -----------
Total issued .............................           552,139          5,556,313
Shares redeemed ..........................              (304)            (3,287)
                                                     -------        -----------
Net increase .............................           551,835        $ 5,553,026
                                                     =======        ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2006                                     Shares           Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                13        $       146
                                                     -------        -----------
Net increase .............................                13        $       146
                                                     =======        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                    Shares           Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 4        $        46
                                                     -------        -----------
Net increase .............................                 4        $        46
                                                     =======        ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2006                                     Shares           Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                13        $       146
                                                     -------        -----------
Net increase .............................                13        $       146
                                                     =======        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                    Shares           Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 4        $        46
                                                     -------        -----------
Net increase .............................                 4        $        46
                                                     =======        ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                       12/31/2006     12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..................................    $632,611       $240,518
  Long-term capital gains ..........................     191,741             --
                                                        --------       --------
Total taxable distributions ........................    $824,352       $240,518
                                                        ========       ========
--------------------------------------------------------------------------------

      As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................          $ 81,784
Undistributed long-term capital gains--net ..................            70,620
                                                                       --------
Total undistributed earnings--net ...........................           152,404
Capital loss carryforward ...................................                --
Unrealized gains--net .......................................           315,517*
                                                                       --------
Total accumulated earnings--net .............................          $467,921
                                                                       ========
--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

7. Subsequent Event:

On January 31, 2007, the Fund's Board of Directors has approved a Plan of Liquidation, Dissolution and Termination contingent upon contract holder approval of a Plan of Substitution. A preliminary proxy statement has been filed with the Securities and Exchange Commission and its review is pending.

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Mid Cap Value Opportunities Portfolio of BlackRock Series Fund, Inc. (formerly Mercury Mid Cap Value Opportunities Portfolio of FAM Series Fund, Inc.) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid Cap Value Opportunities Portfolio of BlackRock Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc.
BlackRock Mid Cap Value Opportunities Portfolio
Proxy Results (unaudited)

During the six-month period ended December 31, 2006, BlackRock Mid Cap Value Opportunities Portfolio of BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                          Shares Voted     Shares Voted   Shares Voted
                                                               For            Against       Abstain
------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc. ..........................          588,043             0             0
------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc. ..........................          588,043             0             0
------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Short Term Bond Portfolio's (formerly Mercury Low Duration Portfolio) Class I Shares had a total return of +4.75%. For the same period, the Portfolio's unmanaged benchmark, the Merrill Lynch U.S. 1-3 Year Corporate and Government Index, returned +4.25%.

      Short-term interest rates, which rose steadily between January and June, declined for most of the remainder of 2006 before backing up sharply in December. Bond prices move in the opposite direction of yields and, as such, the latter half of the fiscal year was generally characterized by a return to strength for fixed income assets. The improvement in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed's) decision at its August 8 meeting to refrain from raising its target rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. Between June 30 and November 30, 10-year Treasury yields declined 69 basis points (.69%) from 5.15% to 4.46%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December.

      For the 12-month period overall, 10-year Treasury note yields rose 32 basis points to 4.71% and two-year Treasury yields rose 34 basis points to 4.82%. These yields reflect the inverted shape of the yield curve at year-end. In fact, for much of 2006, short-term issues had higher yields than longer-term bonds.

What factors most influenced the Portfolio's performance?

The Portfolio provided favorable returns relative to its benchmark for the fiscal year. For the most part, performance benefited from our overweight exposure to high-quality, short-duration assets, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs). We maintained an overweight position in spread and credit sectors, focusing particularly on high-quality spread sectors. We felt that risk premia were likely to remain constant or decline in these sectors, and that helped them to perform quite well. Conversely, the Portfolio was underweight in the corporate and agency sectors, and this detracted from performance somewhat.

      Our short duration profile and our yield curve positioning, which benefited performance in the first half of the year as interest rates rose, hindered relative performance in the latter half of the year as rates declined.

What changes were made to the Portfolio during the period?

Despite price improvement in the Treasury market in the second half of the year, we continued to see greater relative value in spread sectors. Consistent with our somewhat defensive market posture, we maintained our emphasis on high-quality spread sectors and continued to favor structured assets, such as CMOs.

      In the last three months of the year, we modestly increased the Portfolio's exposure to the high yield asset class, as valuations in some non-investment-grade issues began to look attractive relative to BBB-rated issues.

      The Portfolio maintained a short duration relative to its benchmark throughout the 12-month period.

How would you characterize the Portfolio's position at the close of the period?

At December 31, 2006, the Portfolio continued to focus on positions in higher-quality issues within the corporate sector. We recently increased the Portfolio's exposure to fixed rate mortgages to capitalize on what appears to be stronger demand given these issues' higher yields. We also modestly increased exposure to floating-rate mortgages to capitalize on large money manager demand ahead of their inclusion in the Lehman Brothers Aggregate Bond Index in April.

      The Portfolio ended the year with a short duration versus its benchmark, as we continue to believe that both a modest rebound in economic growth during the fourth quarter and core inflation remaining outside of the Fed's comfort zone will keep the central bank on hold. The Portfolio's duration at period-end was 1.45 years, compared to the index's duration of 1.68 years.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Todd Kopstein
Portfolio Manager

January 22, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Portfolio is managed by a team of investment professionals comprised of Keith Anderson, Scott Amero and Todd Kopstein. Mr. Anderson is a Vice Chairman of BlackRock, a member of the firm's Executive and Management Committees, Chief Investment Officer for Fixed Income and Chairman of the Investment Strategy Group. He is a founding member of BlackRock, having been with the firm since 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero has been with BlackRock since 1990. Mr. Kopstein is a Managing Director of and portfolio manager with BlackRock and a member of the Investment Strategy Group. He joined BlackRock in 1994 and became part of the firm's Portfolio Management Group in 1998, specializing in short duration securities.
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Portfolio Information as of December 31, 2006

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
U.S. Government & Agency Obligations ...............................    49.7%
Corporate Bonds ....................................................    28.7
Non-Government Agency
  Mortgage-Backed Securities .......................................     5.2
Other* .............................................................    16.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from December 31, 2004 to December 2006.

                               BlackRock                   BlackRock                   BlackRock                     Merrill Lynch
                         Short Term Bond             Short Term Bond             Short Term Bond              1-3 Year Corporate &
                            Portfolio+--                Portfolio+--                Portfolio+--                        Government
                         Class I Shares*            Class II Shares*           Class III Shares*                           Index++
12/31/04**                       $10,000                     $10,000                     $10,000                           $10,000
12/05                            $10,127                     $10,124                     $10,124                           $10,175
12/06                            $10,609                     $10,566                     $10,563                           $10,608

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ BlackRock Short Term Bond Portfolio invests in a diversified portfolio of bonds of different maturities, including U.S. Government securities, U.S. Government agency securities, corporate bonds, asset-backed securities and mortgage-backed securities.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                   +4.75%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                     +3.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                   +4.37%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                     +2.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                   +4.34%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                     +2.78
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                       6-Month        12-Month      Standardized
As of December 31, 2006             Total Return    Total Return    30-Day Yield
--------------------------------------------------------------------------------
Class I Shares*                         +3.56%         +4.75%           4.55%
--------------------------------------------------------------------------------
Class II Shares*                        +3.14          +4.37              --
--------------------------------------------------------------------------------
Class III Shares*                       +3.12          +4.34              --
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Corporate &
Government Index**                      +3.08          +4.25              --
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past results shown should not be considered a representation of future performance.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                            Beginning          Ending         During the Period*
                                                          Account Value     Account Value      July 1, 2006 to
                                                          July 1, 2006    December 31, 2006   December 31, 2006
================================================================================================================
Actual
================================================================================================================
Class I                                                    $   1,000          $1,035.60          $    3.15
----------------------------------------------------------------------------------------------------------------
Class II                                                   $   1,000          $1,031.40          $    3.60
----------------------------------------------------------------------------------------------------------------
Class III                                                  $   1,000          $1,031.20          $    3.85
================================================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================================================
Class I                                                    $   1,000          $1,021.81          $    3.13
----------------------------------------------------------------------------------------------------------------
Class II                                                   $   1,000          $1,021.36          $    3.58
----------------------------------------------------------------------------------------------------------------
Class III                                                  $   1,000          $1,021.11          $    3.83
----------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.62% for Class I, .71% for Class II and .76% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .77% and .87%, the actual expenses paid would have been approximately $3.90 and $4.41, and the hypothetical expenses paid would have been approximately $3.88 and $4.38 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Schedule of Investments as of December 31, 2006

                                              Face
                                            Amount                U.S. Government & Agency Obligations                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Fannie Mae:
                                          $675,000           5.25% due 10/30/2007 ...................................   $   675,002
                                           150,000           6% due 5/15/2011 .......................................       156,185
                                                         U.S. Treasury Notes:
                                            50,000           4.875% due 4/30/2008 (e) ...............................        49,953
                                            75,000           4.625% due 9/30/2008 ...................................        74,722
                                            95,000           4.625% due 8/31/2011 ...................................        94,699
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total U.S. Government & Agency Obligations
                                                               (Cost--$1,050,325)--49.0% ............................     1,050,561
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Non-Government Agency Mortgage-Backed Securities+
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                    110,036       Residential Accredit Loans, Inc. Series 2005-QS12
Obligations--5.1%                                            Class A8, 5.66% due 8/25/2035 (a) ......................       110,096
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Non-Government Agency Mortgage-Backed
                                                          Securities (Cost--$110,036)--5.1% .........................       110,096
-----------------------------------------------------------------------------------------------------------------------------------

Industry                                                                      Corporate Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Airlines--2.2%                              45,334       Systems 2001 Asset Trust Pass-Through Trusts, 6.664%
                                                             due 9/15/2013 (d) ......................................        47,466
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--4.4%                      50,000       HBOS Treasury Services Plc, 3.50% due 11/30/2007 (d) .......        49,180
                                            45,000       Popular North America, Inc., 5.20% due 12/12/2007 ..........        44,851
                                                                                                                        -----------
                                                                                                                             94,031
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables--2.1%                    45,000       DR Horton, Inc., 7.50% due 12/01/2007 ......................        45,788
-----------------------------------------------------------------------------------------------------------------------------------
Insurance--1.9%                             10,000       Monumental Global Funding II, 3.85% due 3/03/2008 (d) ......         9,815
                                            30,000       Protective Life Secured Trust, 5.454% due 1/14/2008 (a) ....        30,025
                                                                                                                        -----------
                                                                                                                             39,840
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--3.5%                       75,000       Dominion Resources, Inc., 5.688% due 5/15/2008 .............        75,108
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--3.3%           70,000       Pemex Project Funding Master Trust, 6.66%
                                                             due 6/15/2010 (a)(d) ...................................        71,855
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail--10.8%                         230,000       CSX Corp., 7.45% due 5/01/2007 .............................       231,417
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Corporate Bonds
                                                         (Cost--$606,969)--28.2% ....................................       605,505
-----------------------------------------------------------------------------------------------------------------------------------

                                       Beneficial
                                          Interest                         Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                          $346,467       BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                         5.26% (b)(c) ...............................................       346,467
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Securities
                                                         (Cost--$346,467)--16.1% ....................................       346,467
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments (Cost--$2,113,797*)--98.4% ...............     2,112,629

                                                         Other Assets Less Liabilities--1.6% ........................        33,959
                                                                                                                        -----------
                                                         Net Assets--100.0% .........................................   $ 2,146,588
                                                                                                                        ===========

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Schedule of Investments as of December 31, 2006 (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................      $ 2,113,797
                                                                    ===========
      Gross unrealized appreciation ..........................      $     1,122
      Gross unrealized depreciation ..........................           (2,290)
                                                                    -----------
      Net unrealized depreciation ............................      $    (1,168)
                                                                    ===========

+ Mortgage-Backed Securities are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)   Floating rate security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------------------
                                                                                Net                Interest
      Affiliate                                                              Activity               Income
      -----------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series ................   $(3,473,232)             $52,160
      -----------------------------------------------------------------------------------------------------

(c)   Represents the current yield as of December 31, 2006.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) All or a portion of security held as collateral in connection with open financial futures contracts.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      -------------------------------------------------------------------------------------------------------
      Number of                                         Expiration                Face            Unrealized
      Contracts                 Issue                      Date                   Value          Depreciation
      -------------------------------------------------------------------------------------------------------
          4           2-Year U.S. Treasury Note         March 2007              $819,496           $(3,371)
      -------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2006 were as follows:

      -------------------------------------------------------------------------------------------------------
      Number of                                         Expiration                Face            Unrealized
      Contracts                 Issue                      Date                   Value          Appreciation
      -------------------------------------------------------------------------------------------------------
          2           5-Year U.S. Treasury Note         March 2007              $212,275            $2,150
      -------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Statement of Assets and Liabilities as of December 31, 2006

Assets:
Investments in unaffiliated securities, at value (identified cost--$1,767,330) ......                     $  1,766,162
Investments in affiliated securities, at value (identified cost--$346,467) ..........                          346,467
Receivables:
  Investment adviser ................................................................    $     47,589
  Interest ..........................................................................          16,697           64,286
                                                                                         ------------
Prepaid expenses ....................................................................                            1,185
                                                                                                          ------------
Total assets ........................................................................                        2,178,100
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends to shareholders .........................................................           7,321
  Other affiliates ..................................................................           1,426
  Capital shares redeemed ...........................................................             674
  Variation margin ..................................................................             188
  Distributor .......................................................................               1            9,610
                                                                                         ------------
Accrued expenses ....................................................................                           21,902
                                                                                                          ------------
Total liabilities ...................................................................                           31,512
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets ..........................................................................                     $  2,146,588
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ........                     $     21,837
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .......                               11
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ......                               11
Paid-in capital in excess of par ....................................................                        2,398,930
Undistributed investment income--net ................................................    $      8,614
Accumulated realized capital losses--net ............................................        (280,426)
Unrealized depreciation--net ........................................................          (2,389)
                                                                                         ------------
Total accumulated losses--net .......................................................                         (274,201)
                                                                                                          ------------
Net Assets ..........................................................................                     $  2,146,588
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $2,144,482 and 218,367 shares outstanding ...........                     $       9.82
                                                                                                          ============
Class II--Based on net assets of $1,053 and 107.54 shares outstanding ...............                     $       9.79
                                                                                                          ============
Class III--Based on net assets of $1,053 and 107.54 shares outstanding ..............                     $       9.79
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Statement of Operations for the Year Ended December 31, 2006

Investment Income:
Interest (including $52,160 from affiliates) ........................................                     $    988,947
Dividends ...........................................................................                            1,557
                                                                                                          ------------
Total income ........................................................................                          990,504
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ............................................................    $     98,689
Printing and shareholder reports ....................................................          43,903
Custodian fees ......................................................................          31,059
Professional fees ...................................................................          27,740
Accounting services .................................................................          13,371
Pricing services ....................................................................          12,802
Transfer agent fees--Class I ........................................................           5,002
Directors' fees and expenses ........................................................           2,134
Distribution fees--Class II and Class III ...........................................               1
Other ...............................................................................          10,223
                                                                                         ------------
Total expenses before waiver and reimbursement ......................................         244,924
Waiver and reimbursement of expenses ................................................        (106,511)
                                                                                         ------------
Total expenses after waiver and reimbursement .......................................                          138,413
                                                                                                          ------------
Investment income--net ..............................................................                          852,091
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net ..................................................................        (180,885)
  Options written--net ..............................................................          (5,075)
  Financial futures contracts and swaps--net ........................................          14,169         (171,791)
                                                                                         ------------
Change in unrealized appreciation/depreciation on:
  Investments--net ..................................................................         177,267
  Options written--net ..............................................................           5,150
  Financial futures contracts and swaps--net ........................................          15,841          198,258
                                                                                         ------------     ------------
Total realized and unrealized gain--net .............................................                           26,467
                                                                                                          ------------
Net Increase in Net Assets Resulting from Operations ................................                     $    878,558
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Statements of Changes in Net Assets

                                                                                              For the Year Ended
                                                                                                 December 31,
                                                                                         -----------------------------
Increase (Decrease) in Net Assets:                                                           2006             2005**
----------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................    $    852,091     $    526,462
Realized loss--net ..................................................................        (171,791)        (104,411)
Change in unrealized appreciation/depreciation--net .................................         198,258         (200,647)
                                                                                         -----------------------------
Net increase in net assets resulting from operations ................................         878,558          221,404
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders:
Investment income--net:
  Class I ...........................................................................        (854,282)        (528,192)
  Class II ..........................................................................             (48)             (31)
  Class III .........................................................................             (48)             (31)
                                                                                         -----------------------------
Net decrease in net assets resulting from dividends to shareholders .................        (854,378)        (528,254)
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions .......     (18,750,481)      21,176,739
                                                                                         -----------------------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase (decrease) in net assets .............................................     (18,726,301)      20,869,889
Beginning of year ...................................................................      20,872,889            3,000
                                                                                         -----------------------------
End of year* ........................................................................    $  2,146,588     $ 20,872,889
                                                                                         =============================
----------------------------------------------------------------------------------------------------------------------
*     Undistributed investment income--net ..........................................    $      8,614     $      8,616
                                                                                         =============================
**    The Portfolio commenced operations just prior to the close of business on
      December 31, 2004.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Financial Highlights

                                                                                                    Class I
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $       9.82     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .39              .30
Realized and unrealized gain (loss)--net ............................................             .07             (.17)
                                                                                         ------------     ------------
Total from investment operations ....................................................             .46              .13
                                                                                         ------------     ------------
Less dividends from investment income--net ..........................................            (.46)            (.31)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $       9.82     $       9.82
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................            4.75%            1.27%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .65%             .66%
                                                                                         ============     ============
Expenses ............................................................................            1.14%            1.00%
                                                                                         ============     ============
Investment income--net ..............................................................            3.97%            3.10%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $      2,144     $     20,871
                                                                                         ============     ============
Portfolio turnover ..................................................................          147.08%           50.60%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Financial Highlights (continued)

                                                                                                   Class II
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $       9.82     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .44              .30
Realized and unrealized loss--net ...................................................            (.01)            (.18)
                                                                                         ------------     ------------
Total from investment operations ....................................................             .43              .12
                                                                                         ------------     ------------
Less dividends from investment income--net ..........................................            (.46)            (.30)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $       9.79     $       9.82
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................            4.37%            1.24%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .70%             .66%
                                                                                         ============     ============
Expenses ............................................................................            3.40%            1.00%
                                                                                         ============     ============
Investment income--net ..............................................................            4.45%            3.04%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................          147.08%           50.60%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Financial Highlights (concluded)

                                                                                                   Class III
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005**
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $       9.82     $      10.00
                                                                                         ------------     ------------
Investment income--net* .............................................................             .44              .30
Realized and unrealized loss--net ...................................................            (.01)            (.18)
                                                                                         ------------     ------------
Total from investment operations ....................................................             .43              .12
                                                                                         ------------     ------------
Less dividends from investment income--net ..........................................            (.46)            (.30)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $       9.79     $       9.82
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ..................................................            4.34%            1.24%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .73%             .66%
                                                                                         ============     ============
Expenses ............................................................................            3.43%            1.00%
                                                                                         ============     ============
Investment income--net ..............................................................            4.43%            3.04%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................          147.08%           50.60%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. and Mercury Low Duration Portfolio were renamed BlackRock Series Fund, Inc. (the "Fund") and BlackRock Short Term Bond Portfolio (the "Portfolio"), respectively. The Fund is an open-end management investment company that is comprised of fourteen separate portfolios. This report relates to six of the Fund's Portfolios, all of which offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Portfolio is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Portfolio under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific financial future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

      (f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

      In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

      (j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,285 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to swap agreements and accounting for paydowns. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

      On August 15, 2006, shareholders of the Fund, on behalf of the Portfolio, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Portfolio has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

      The Manager is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .46% of the average daily value of the Portfolio's net assets. The Manager (and previously MLIM) has agreed to voluntarily waive its fees and reimburse for other Portfolio expenses so that the total annual portfolio operating expenses do not exceed .66%, exclusive of distribution fees. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2006, MLIM and the Manager earned, waived and reimbursed fees as follows:

--------------------------------------------------------------------------------
                                              MLIM               The Manager
                                       -----------------------------------------
                                         For the Period        For the Period
                                       January 1, 2006 to    September 30, 2006
                                       September 29, 2006   to December 31, 2006
--------------------------------------------------------------------------------
Fees earned ......................          $ 96,004             $  2,685
Waiver ...........................          $(56,237)            $ (2,685)
Reimbursement ....................                --             $(47,589)
--------------------------------------------------------------------------------

      In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Portfolio to the Manager.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

      For the year ended December 31, 2006, the Portfolio reimbursed MLIM and the Manager $499 and $6, respectively, for certain accounting services.

      In addition, MLPF&S received $101 in commissions on the execution of portfolio security transactions for year ended December 31, 2006.

      Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

      Prior to September 29, 2006, certain officers and/or directors of the Company were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

      Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2006 were $23,736,854 and $38,755,275, respectively.

      Transactions in call options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
Call Options Written                                    Contracts*      Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ..........................               2          $ 2,000
Options closed ...............................              (2)          (2,000)
                                                           ---           ------
Outstanding call options written,
  end of year ................................              --               --
                                                           ===           ======
--------------------------------------------------------------------------------
*     One contract represents a notional amount of $1,000,000.

      Transactions in put options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
Put Options Written                                     Contracts*      Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ..........................               2          $ 5,850
Options closed ...............................              (2)          (5,850)
                                                           ---           ------
Outstanding put options written,
  end of year ................................              --               --
                                                           ===           ======
--------------------------------------------------------------------------------
*     One contract represents a notional amount of $1,000,000.

4. Capital Share Transactions:

Net (decrease) increase in net assets derived from capital share transactions was $(18,750,481) and $21,176,739 for the years ended December 31, 2006 and December 31, 2005, respectively.

      Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2006                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,739,518       $ 17,006,504
Shares issued to shareholders in
  reinvestment of dividends ..............            92,700            907,144
                                                  ----------       ------------
Total issued .............................         1,832,218         17,913,648
Shares redeemed ..........................        (3,739,460)       (36,664,225)
                                                  ----------       ------------
Net decrease .............................        (1,907,242)      $(18,750,577)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                   Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,128,528       $ 21,207,060
Shares issued to shareholders in
  reinvestment of dividends ..............            47,435            469,342
                                                  ----------       ------------
Total issued .............................         2,175,963         21,676,402
Shares redeemed ..........................           (50,454)          (499,719)
                                                  ----------       ------------
Net increase .............................         2,125,509       $ 21,176,683
                                                  ==========       ============
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2006                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................                10       $        100
Shares issued to shareholders in
  reinvestment of dividends ..............                 5                 48
                                                  ----------       ------------
Total issued .............................                15                148
Shares redeemed ..........................               (10)              (100)
                                                  ----------       ------------
Net increase .............................                 5       $         48
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                   Shares            Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends ...........                 3       $         28
                                                  ----------       ------------
Net increase .............................                 3       $         28
                                                  ==========       ============
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2006                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................                10       $        100
Shares issued to shareholders in
  reinvestment of dividends ..............                 5                 48
                                                  ----------       ------------
Total issued .............................                15                148
Shares redeemed ..........................               (10)              (100)
                                                  ----------       ------------
Net increase .............................                 5       $         48
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                   Shares            Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends ...........                 3       $         28
                                                  ----------       ------------
Net increase .............................                 3       $         28
                                                  ==========       ============
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     12/31/2006       12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................          $854,378         $528,254
                                                      --------         --------
Total taxable distributions ................          $854,378         $528,254
                                                      ========         ========
--------------------------------------------------------------------------------

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $   8,614
Undistributed long-term capital gains--net ................                --
                                                                    ---------
Total undistributed earnings--net .........................             8,614
Capital loss carryforward .................................          (279,425)*
Unrealized losses--net ....................................            (3,390)**
                                                                    ---------
Total accumulated losses--net .............................         $(274,201)
                                                                    =========
-----------------------------------------------------------------------------
* On December 31, 2006, the Portfolio had a net capital loss carryforward of $279,425, of which $93,783 expires in 2013 and $185,642 expires in 2014.
      This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on financial futures contracts and the deferral of post-October capital losses for tax purposes.

7. Subsequent Event:

On January 31, 2007, the Fund's Board of Directors has approved a Plan of Liquidation, Dissolution and Termination contingent upon contract holder approval of a Plan of Substitution. A preliminary proxy statement has been filed with the Securities and Exchange Commission and its review is pending.

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Short Term Bond Portfolio of BlackRock Series Fund, Inc. (formerly Mercury Low Duration Portfolio of FAM Series Fund, Inc.) (the "Fund") as of December 31, 2006 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Short Term Bond Portfolio of BlackRock Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc.
BlackRock Short Term Bond Portfolio
Proxy Results (unaudited)

During the six-month period ended December 31, 2006, BlackRock Short Term Bond Portfolio of BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                         Shares Voted      Shares Voted      Shares Voted
                                                              For             Against           Abstain
---------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc. ..........................        3,087,493           61,301           51,546
---------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc. ..........................        3,087,493           61,301           51,546
---------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Small Cap Index Portfolio's (formerly Mercury Small Cap Index Portfolio) Class I Shares generated a total return of +17.62%. For the same period, the benchmark Russell 2000 Index advanced +18.37%.

      The Russell 2000 Index is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization U.S. companies in a range of businesses. As the value of the Russell 2000 fluctuated during the past 12 months, the Portfolio's performance generally tracked that of the Index.

      Following decent, but uninspiring, results in 2004 and 2005, U.S. equities surged forward in 2006, with the S&P 500 Index advancing 15.79% to close at 1,418. Small-cap stocks posted even stronger gains, thanks to exceptionally strong performance in the first few months of the year.

      Key highlights of the 12-month period included weaker economic growth triggered by a slowdown in the U.S. housing market; a long-awaited pause in the Federal Reserve Board's (the Fed) interest rate hiking campaign; threats of higher inflation; and robust corporate earnings, which rose by double-digit percentages for an unprecedented fifth consecutive year. Amid these crosscurrents, financial markets were left to weather a high degree of volatility.

      At the outset, a burgeoning corporate sector, ample liquidity and record levels of merger-and-acquisition (M&A) activity provided a solid backdrop for equity markets. During the first few months of 2006, U.S. stocks were solidly on an upward trajectory, posting the best first quarter gains in several years. Of note, the S&P 500 Index advanced 4.21% in the quarter, marking its largest gain since the fourth quarter of 2004 (+9.23%) and its best first quarter since 1999 (+4.98%). Growth continued outside of the housing and auto sectors (capital spending in particular expanded at a brisk pace); private equity deals, M&A action and corporate buy-backs abounded in high volumes; and corporate cash flows held steady.

      Notwithstanding such broad-based strength, evidence of an economic slowdown mounted. By May, we saw a striking shift in investor sentiment, triggered by a deceleration in consumer spending, rising energy prices, a slump in housing activity and uncertainty around Fed policy and the sustainability of economic growth. Stock market volatility took on a more negative spin and eventually resulted in the first double-digit correction for U.S. equity markets in nearly four years. The average U.S. stock fell by about 12% and stocks outside the U.S. were hit even harder. The pullback could be attributed to several factors, not the least of which was that the lagged effects of higher interest rates and oil prices finally took their toll on both the economy and stock prices. Further, a resurgence of inflation fears prompted the Fed to continue its interest rate tightening campaign. Under the auspices of new Chairman Ben Bernanke, the central bank ended the second quarter with its 17th consecutive 25 basis point (.25%) interest rate hike since June 2004, bringing the target federal funds rate to 5.25%.

      As the second half of 2006 got underway, positive momentum returned to the market. The Fed made big news in August by finally ending its streak of rate increases. At the same time, commodity prices collapsed. After reaching an all-time high near $78 per barrel in July, crude oil ended the year at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's earlier retrenchment. Most equity markets experienced one of their best third-quarter periods in several years, though there was a broad-based changing of the guard that favored larger-cap, higher-quality and more predictable stocks over small-cap, lower-quality and more cyclical securities (as was the trend early in the year).

      Macroeconomic uncertainty persisted in the third quarter. Investors struggled with moderating economic activity -- real gross domestic product (GDP) growth was estimated at 2%, compared to 2.6% in the second quarter and 5.6% in the first quarter. The magnitude of the housing downturn and its effect on the consumer sector was a significant wildcard. Weakness in the U.S. dollar was challenging the stability of currency markets. Moreover, tensions in the Middle East were heating up, and economic data offered a mixed outlook for inflation.

      Still, strong momentum continued in the equity markets during the year's final quarter. Key to investors' optimism were: a strong labor market, where the unemployment rate reached a post-9/11 low and year-on-year average hourly salaries reached a post-9/11 high; receding risks of higher inflation and high oil prices; and finally, the pervasive strength in corporate fundamentals that included reasonably good investment levels, healthy balance sheets and profit margins.

2006 ended and the new year began with the world awash in liquidity, global economic growth still quite strong despite the U.S. slowdown, record-high corporate profitability, fairly low inflation and interest rates, and relatively strong investor confidence.

      For the 12-month period, small-cap stocks, as measured by the Russell 2000 Index, outpaced the +15.26% return of the Russell Midcap Index and the +15.46% return of the large-cap Russell 1000 Index. Within the Russell 2000, the value style of investing significantly outperformed the growth style for the period, with the Russell 2000 Value Index returning +23.48% versus the +13.35% return of the Russell 2000 Growth Index.

What changes were made to the Portfolio during the period?

Throughout the period, as changes were made to the composition of the Russell 2000 Index, the Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. On June 30, 2006, the Russell 2000 Index underwent its annual reconstitution. To maintain the Portfolio's tight tracking to the benchmark, we adjusted it to be in line with the new benchmark as of the rebalancing's effective date.

How would you characterize the Portfolio's position at the close of the period?

Heading into 2007, we believe continued moderation in economic growth will put pressure on corporate earnings, which have been on a record run with five consecutive years of double-digit growth. Solid corporate fundamentals and balance sheet strength, alongside strong non-U.S. economic growth, should help corporate profits remain positive, but the rate of gain will likely slow noticeably as record-high profit margins will be difficult to sustain. Against this backdrop, the Portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 22, 2007

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Portfolio Information as of December 31, 2006

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financial Services ...........................................        22.1%
Consumer Discretionary .......................................        18.4
Technology ...................................................        12.3
Health Care ..................................................        10.5
Materials & Processing .......................................         8.3
Producer Durables ............................................         6.9
Utilities ....................................................         4.1
Other Energy .................................................         4.1
Auto & Transportation ........................................         3.5
Consumer Staples .............................................         2.0
Other ........................................................         0.3
Integrated Oils ..............................................         0.2
Short-Term Investments .......................................         7.3
--------------------------------------------------------------------------------
For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the Russell 2000(R) Index. Values are from December 31, 2004 to December 2006.

                                 BlackRock                   BlackRock                   BlackRock
                           Small Cap Index             Small Cap Index             Small Cap Index
                              Portfolio+--                Portfolio+--                Portfolio+--           Russell 2000(R)
                           Class I Shares*            Class II Shares*           Class III Shares*                   Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $10,586                     $10,586                     $10,586                   $10,455
12/06                              $12,451                     $12,441                     $12,431                   $12,376

* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ BlackRock Small Cap Index Portfolio invests in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +17.62%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +11.59
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +17.52%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +11.54
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/06                                                  +17.43%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/06                                    +11.49
--------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                     6-Month         12-Month
As of December 31, 2006                            Total Return    Total Return
--------------------------------------------------------------------------------
Class I Shares*                                        +9.04%         +17.62%
--------------------------------------------------------------------------------
Class II Shares*                                       +8.95          +17.52
--------------------------------------------------------------------------------
Class III Shares*                                      +8.86          +17.43
--------------------------------------------------------------------------------
Russell 2000(R) Index**                                +9.38          +18.37
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares. If such fees were included, returns shown would have been lower.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

      Past results shown should not be considered a representation of future performance.

      Russell 2000 is a registered trademark of the Frank Russell Companies.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   Expenses Paid
                                                             Beginning           Ending          During the Period*
                                                           Account Value      Account Value       July 1, 2006 to
                                                           July 1, 2006     December 31, 2006    December 31, 2006
===================================================================================================================
Actual
===================================================================================================================
Class I                                                     $   1,000           $1,090.40           $    2.87
-------------------------------------------------------------------------------------------------------------------
Class II                                                    $   1,000           $1,089.50           $    3.49
-------------------------------------------------------------------------------------------------------------------
Class III                                                   $   1,000           $1,088.60           $    3.75
===================================================================================================================
Hypothetical (5% annual return before expenses)**
===================================================================================================================
Class I                                                     $   1,000           $1,022.16           $    2.77
-------------------------------------------------------------------------------------------------------------------
Class II                                                    $   1,000           $1,021.56           $    3.38
-------------------------------------------------------------------------------------------------------------------
Class III                                                   $   1,000           $1,021.31           $    3.63
-------------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.55% for Class I, .67% for Class II and .72% for Class III), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). All of the outstanding shares of Class II and Class III were owned by an affiliated entity and did not accrue their distribution fees (12b-1 fees) for a portion of the period. If the distribution fees were accrued for the entire period, the actual expense ratios would have been approximately .70% and .80%, the actual expenses paid would have been approximately $3.65 and $4.17, and the hypothetical expenses paid would have been approximately $3.53 and $4.03 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2006

This summary schedule of investments is presented to help investors focus on the Portfolio's principal holdings. It includes the Portfolio's 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                             Shares                                                                       Percent of
Industry                                       Held                      Common Stocks                       Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Advertising Agencies                            551       ValueClick, Inc. (a) .......................    $   13,020          0.1%
                                                          Other Securities ...........................        40,495          0.5
                                                                                                          --------------------------
                                                                                                              53,515          0.6
------------------------------------------------------------------------------------------------------------------------------------
Aerospace                                                 Other Securities ...........................        54,115          0.6
------------------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching                           Other Securities ...........................        11,651          0.1
------------------------------------------------------------------------------------------------------------------------------------
Air Transport                                 1,100       JetBlue Airways Corp. (a) ..................        15,620          0.2
                                                          Other Securities ...........................        60,001          0.7
                                                                                                          --------------------------
                                                                                                              75,621          0.9
------------------------------------------------------------------------------------------------------------------------------------
Aluminum                                                  Other Securities ...........................         6,162          0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market                                  Other Securities ...........................        10,247          0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment                            Other Securities ...........................        44,369          0.5
------------------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts                                      Other Securities ...........................        20,459          0.2
------------------------------------------------------------------------------------------------------------------------------------
Banks: New York City                                      Other Securities ...........................         3,873          0.0
------------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City                    321       First Midwest Bancorp, Inc. ................        12,416          0.1
                                                  9       PNC Financial Services Group, Inc. (b) .....           666          0.0
                                                          Other Securities ...........................       569,143          6.6
                                                                                                          --------------------------
                                                                                                             582,225          6.7
------------------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries)                              Other Securities ...........................         2,627          0.0
------------------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks                                     Other Securities ...........................         6,159          0.1
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research & Production             400       ICOS Corp. (a) .............................        13,516          0.2
                                                          Other Securities ...........................       202,118          2.3
                                                                                                          --------------------------
                                                                                                             215,634          2.5
------------------------------------------------------------------------------------------------------------------------------------
Building Materials                                        Other Securities ...........................        47,307          0.5
------------------------------------------------------------------------------------------------------------------------------------
Building: Cement                                          Other Securities ...........................         1,424          0.0
------------------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing                              Other Securities ...........................         7,640          0.1
------------------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous                                   Other Securities ...........................        15,055          0.2
------------------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard                             Other Securities ...........................         9,716          0.1
------------------------------------------------------------------------------------------------------------------------------------
Cable Television Services                                 Other Securities                                    12,037          0.1
------------------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling                              242       Aztar Corp. (a) ............................        13,169          0.1
                                                          Other Securities ...........................        50,846          0.6
                                                                                                          --------------------------
                                                                                                              64,015          0.7
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                       693       Hercules, Inc. (a) .........................        13,382          0.2
                                                          Other Securities ...........................       109,651          1.2
                                                                                                          --------------------------
                                                                                                             123,033          1.4
------------------------------------------------------------------------------------------------------------------------------------
Coal                                                      Other Securities ...........................         8,467          0.1
------------------------------------------------------------------------------------------------------------------------------------
Commercial Information Services                           Other Securities ...........................        17,991          0.2
------------------------------------------------------------------------------------------------------------------------------------
Communications & Media                                    Other Securities ...........................         9,073          0.1
------------------------------------------------------------------------------------------------------------------------------------
Communications Technology                     1,673       Brocade Communications Systems,
                                                           Inc. (a) ..................................        13,735          0.2
                                                          Other Securities ...........................       236,777          2.7
                                                                                                          --------------------------
                                                                                                             250,512          2.9
------------------------------------------------------------------------------------------------------------------------------------
Computer Services Software & Systems            694       Parametric Technology Corp. (a) ............        12,506          0.1
                                                500       Sybase, Inc. (a) ...........................        12,350          0.2
                                                          Other Securities ...........................       381,534          4.4
                                                                                                          --------------------------
                                                                                                             406,390          4.7
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (continued)

                                             Shares                                                                       Percent of
Industry                                       Held                     Common Stocks                        Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Computer Technology                                       Other Securities ...........................    $   98,471          1.1%
------------------------------------------------------------------------------------------------------------------------------------
Construction                                              Other Securities ...........................        36,069          0.4
------------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics                            403       THQ, Inc. (a) ..............................        13,106          0.1
                                                          Other Securities ...........................        57,512          0.7
                                                                                                          --------------------------
                                                                                                              70,618          0.8
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products                                         Other Securities ...........................        59,312          0.7
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Metals & Glass                    Other Securities ...........................        35,740          0.4
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Paper & Plastic                   Other Securities ...........................         4,821          0.1
------------------------------------------------------------------------------------------------------------------------------------
Copper                                                    Other Securities ...........................         6,879          0.1
------------------------------------------------------------------------------------------------------------------------------------
Cosmetics                                                 Other Securities ...........................        11,940          0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services                            Other Securities ...........................        36,979          0.4
------------------------------------------------------------------------------------------------------------------------------------
Diversified Materials & Processing              297       Acuity Brands, Inc. ........................        15,456          0.2
                                                          Other Securities ...........................        47,466          0.5
                                                                                                          --------------------------
                                                                                                              62,922          0.7
------------------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains                               Other Securities ...........................        44,873          0.5
------------------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals                                   Other Securities ...........................       205,563          2.4
------------------------------------------------------------------------------------------------------------------------------------
Education Services                                        Other Securities ...........................        38,578          0.4
------------------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics                                  Other Securities ...........................        23,074          0.3
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment & Components               338       General Cable Corp. (a) ....................        14,774          0.2
                                                172       Genlyte Group, Inc. (a) ....................        13,435          0.1
                                                          Other Securities ...........................        58,253          0.7
                                                                                                          --------------------------
                                                                                                              86,462          1.0
------------------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance                           Other Securities ...........................         1,197          0.0
------------------------------------------------------------------------------------------------------------------------------------
Electronics                                     400       Flir Systems, Inc. (a) .....................        12,732          0.1
                                                          Other Securities ...........................        46,814          0.6
                                                                                                          --------------------------
                                                                                                              59,546          0.7
------------------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments, Gauges                          Other Securities ...........................        10,892          0.1
& Meters
------------------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems                    344       Hologic, Inc. (a) ..........................        16,264          0.2
                                                          Other Securities ...........................        62,892          0.7
                                                                                                          --------------------------
                                                                                                              79,156          0.9
------------------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-Conductors/                             Other Securities ...........................       160,356          1.9
Components
------------------------------------------------------------------------------------------------------------------------------------
Electronics: Technology                                   Other Securities ...........................        44,324          0.5
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment                                          Other Securities ...........................         3,492          0.0
------------------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous                            206       Veritas DGC, Inc. (a) ......................        17,640          0.2
                                                          Other Securities ...........................        38,479          0.5
                                                                                                          --------------------------
                                                                                                              56,119          0.7
------------------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting Services                        Other Securities ...........................        22,246          0.3
------------------------------------------------------------------------------------------------------------------------------------
Entertainment                                             Other Securities ...........................        29,088          0.3
------------------------------------------------------------------------------------------------------------------------------------
Fertilizers                                               Other Securities ...........................         6,649          0.1
------------------------------------------------------------------------------------------------------------------------------------
Finance Companies                                         Other Securities ...........................        20,768          0.2
------------------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan                                       Other Securities ...........................         9,378          0.1
------------------------------------------------------------------------------------------------------------------------------------
Financial Data Processing                                 Other Securities ...........................        94,857          1.1
Services & Systems
------------------------------------------------------------------------------------------------------------------------------------
Financial Information Services                            Other Securities ...........................        22,762          0.3
------------------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous                                   Other Securities ...........................        72,000          0.8
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (continued)

                                             Shares                                                                       Percent of
Industry                                       Held                     Common Stocks                        Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Foods                                           300       NBTY, Inc. (a) .............................    $   12,471          0.2%
                                                          Other Securities ...........................        80,620          0.9
                                                                                                          --------------------------
                                                                                                              93,091          1.1
------------------------------------------------------------------------------------------------------------------------------------
Forest Products                                           Other Securities ...........................         7,348          0.1
------------------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services                            Other Securities ...........................         5,921          0.1
------------------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries                              Other Securities ...........................         4,081          0.1
------------------------------------------------------------------------------------------------------------------------------------
Glass                                                     Other Securities ...........................         4,229          0.1
------------------------------------------------------------------------------------------------------------------------------------
Gold                                                      Other Securities ...........................        13,928          0.2
------------------------------------------------------------------------------------------------------------------------------------
Health Care Facilities                          342       Psychiatric Solutions, Inc. (a) ............        12,832          0.2
                                                          Other Securities ...........................        46,012          0.5
                                                                                                          --------------------------
                                                                                                              58,844          0.7
------------------------------------------------------------------------------------------------------------------------------------
Health Care Management Services                           Other Securities ...........................        57,465          0.7
------------------------------------------------------------------------------------------------------------------------------------
Health Care Services                                      Other Securities ...........................        46,302          0.5
------------------------------------------------------------------------------------------------------------------------------------
Homebuilding                                              Other Securities ...........................        23,893          0.3
------------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel                                               Other Securities ...........................         5,892          0.1
------------------------------------------------------------------------------------------------------------------------------------
Household Furnishings                                     Other Securities ...........................        38,599          0.4
------------------------------------------------------------------------------------------------------------------------------------
Identification Control & Filter Devices                   Other Securities ...........................        50,410          0.6
------------------------------------------------------------------------------------------------------------------------------------
Industrial Products                                       Other Securities ...........................         4,737          0.1
------------------------------------------------------------------------------------------------------------------------------------
Insurance: Life                                           Other Securities ...........................        36,392          0.4
------------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line                                     Other Securities ...........................        40,632          0.5
------------------------------------------------------------------------------------------------------------------------------------
Insurance: Property-Casualty                    426       Ohio Casualty Corp. ........................        12,699          0.2
                                                          Other Securities ...........................       105,418          1.2
                                                                                                          --------------------------
                                                                                                             118,117          1.4
------------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies                 500       Waddell & Reed Financial, Inc. Class A .....        13,680          0.2
                                                          Other Securities ...........................        43,023          0.5
                                                                                                          --------------------------
                                                                                                              56,703          0.7
------------------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches & Gemstones                              Other Securities ...........................        10,312          0.1
------------------------------------------------------------------------------------------------------------------------------------
Leisure Time                                              Other Securities ...........................        32,960          0.4
------------------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering                                   Other Securities ...........................         7,419          0.1
------------------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural                                   Other Securities ...........................         3,303          0.0
------------------------------------------------------------------------------------------------------------------------------------
Machinery: Construction & Handling                        Other Securities ...........................         7,926          0.1
------------------------------------------------------------------------------------------------------------------------------------
Machinery: Engines                                        Other Securities ...........................         8,697          0.1
------------------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty                           Other Securities ...........................        41,507          0.5
------------------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment                             Other Securities ...........................        98,495          1.1
& Services
------------------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty                                      Other Securities ...........................        18,594          0.2
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                      Other Securities ...........................         6,819          0.1
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing                                             Other Securities ...........................         6,550          0.1
------------------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments & Supplies         421       Immucor, Inc. (a) ..........................        12,306          0.1
                                                278       Mentor Corp. ...............................        13,586          0.2
                                                          Other Securities ...........................       198,971          2.3
                                                                                                          --------------------------
                                                                                                             224,863          2.6
------------------------------------------------------------------------------------------------------------------------------------
Medical Services                                290       Magellan Health Services, Inc. (a) .........        12,534          0.2
                                                          Other Securities ...........................        10,726          0.1
                                                                                                          --------------------------
                                                                                                              23,260          0.3
------------------------------------------------------------------------------------------------------------------------------------
Metal Fabricating                                         Other Securities ...........................        68,428          0.8
------------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous                 288       Cleveland-Cliffs, Inc. .....................        13,951          0.1
                                                          Other Securities ...........................        31,903          0.4
                                                                                                          --------------------------
                                                                                                              45,854          0.5
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (continued)

                                             Shares                                                                       Percent of
Industry                                       Held                     Common Stocks                        Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain Processing                         Other Securities ...........................    $    2,261          0.0%
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples                            Other Securities ...........................         4,389          0.1
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Commodities                     Other Securities ...........................        17,115          0.2
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Processing                      Other Securities ...........................        22,194          0.3
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables                           Other Securities ...........................        12,799          0.1
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology                                  Other Securities ...........................         3,948          0.0
------------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies                                    Other Securities ...........................        29,326          0.3
------------------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business Equipment           400       Herman Miller, Inc. ........................        14,544          0.2
                                                          Other Securities ...........................        13,830          0.1
                                                                                                          --------------------------
                                                                                                              28,374          0.3
------------------------------------------------------------------------------------------------------------------------------------
Offshore Drilling                                         Other Securities ...........................        12,874          0.2
------------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers                                      Other Securities ...........................       174,017          2.0
------------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic                                  Other Securities ...........................        16,779          0.2
------------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated International                             Other Securities ...........................         2,700          0.0
------------------------------------------------------------------------------------------------------------------------------------
Paints & Coatings                                         Other Securities ...........................        16,752          0.2
------------------------------------------------------------------------------------------------------------------------------------
Paper                                                     Other Securities ...........................        35,435          0.4
------------------------------------------------------------------------------------------------------------------------------------
Plastics                                                  Other Securities ...........................         9,757          0.1
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control &                                       Other Securities ...........................        13,556          0.2
Environmental Services
------------------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment                              Other Securities ...........................         9,399          0.1
------------------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services                               Other Securities ...........................        14,531          0.2
------------------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment                 343       Varian Semiconductor Equipment
                                                           Associates, Inc. (a) ......................        15,613          0.2
                                                          Other Securities ...........................       100,359          1.1
                                                                                                          --------------------------
                                                                                                             115,972          1.3
------------------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous                                 Other Securities ...........................        39,520          0.5
------------------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers                                    Other Securities ...........................        26,056          0.3
------------------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters                                   Other Securities ...........................        40,353          0.5
------------------------------------------------------------------------------------------------------------------------------------
Railroad Equipment                                        Other Securities ...........................        15,733          0.2
------------------------------------------------------------------------------------------------------------------------------------
Railroads                                       231       Florida East Coast Industries, Inc. ........        13,768          0.2
                                                          Other Securities ...........................         9,933          0.1
                                                                                                          --------------------------
                                                                                                              23,701          0.3
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                               Other Securities ...........................         9,003          0.1
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)           175       Alexandria Real Estate Equities, Inc. ......        17,570          0.2
                                                284       First Industrial Realty Trust, Inc. ........        13,317          0.1
                                                372       Highwoods Properties, Inc. .................        15,163          0.2
                                                228       Home Properties, Inc. ......................        13,514          0.2
                                                268       LaSalle Hotel Properties ...................        12,288          0.1
                                                460       Nationwide Health Properties, Inc. .........        13,901          0.2
                                                277       Post Properties, Inc. ......................        12,659          0.2
                                                366       RAIT Investment Trust ......................        12,620          0.1
                                                560       Realty Income Corp. ........................        15,512          0.2
                                                          Other Securities ...........................       471,034          5.4
                                                                                                          --------------------------
                                                                                                             597,578          6.9
------------------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats                             Other Securities ...........................        23,885          0.3
------------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Commercial                     Other Securities ...........................        12,569          0.1
------------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Consumer                       Other Securities ...........................        30,949          0.4
------------------------------------------------------------------------------------------------------------------------------------
Restaurants                                     254       Jack in the Box, Inc. (a) ..................        15,504          0.2
                                                          Other Securities ...........................       148,926          1.7
                                                                                                          --------------------------
                                                                                                             164,430          1.9
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (continued)

                                             Shares                                                                       Percent of
Industry                                       Held                     Common Stocks                        Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Retail                                          700       Big Lots, Inc. (a) .........................    $   16,044          0.2%
                                                422       Payless Shoesource, Inc. (a) ...............        13,850          0.1
                                                          Other Securities ...........................       311,236          3.6
                                                                                                          --------------------------
                                                                                                             341,130          3.9
------------------------------------------------------------------------------------------------------------------------------------
Savings & Loan                                            Other Securities ...........................       162,076          1.9
------------------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers                          Other Securities ...........................        16,286          0.2
------------------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services                 700       Knight Capital Group, Inc. Class A (a) .....        13,419          0.2
                                                          Other Securities ...........................        29,694          0.3
                                                                                                          --------------------------
                                                                                                              43,113          0.5
------------------------------------------------------------------------------------------------------------------------------------
Services: Commercial                            331       Waste Connections, Inc. (a) ................        13,753          0.2
                                                          Other Securities ...........................       278,295          3.2
                                                                                                          --------------------------
                                                                                                             292,048          3.4
------------------------------------------------------------------------------------------------------------------------------------
Shipping                                        200       American Commercial Lines, Inc. (a) ........        13,102          0.1
                                                          Other Securities ...........................         7,073          0.1
                                                                                                          --------------------------
                                                                                                              20,175          0.2
------------------------------------------------------------------------------------------------------------------------------------
Shoes                                                     Other Securities ...........................        56,166          0.7
------------------------------------------------------------------------------------------------------------------------------------
Steel                                           296       Chaparral Steel Co. ........................        13,104          0.1
                                                211       Oregon Steel Mills, Inc. (a) ...............        13,169          0.2
                                                          Other Securities ...........................        30,895          0.4
                                                                                                          --------------------------
                                                                                                              57,168          0.7
------------------------------------------------------------------------------------------------------------------------------------
Sugar                                                     Other Securities ...........................         2,421          0.0
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment                    600       Polycom, Inc. (a) ..........................        18,546          0.2
                                                          Other Securities ...........................        62,965          0.7
                                                                                                          --------------------------
                                                                                                              81,511          0.9
------------------------------------------------------------------------------------------------------------------------------------
Textile Products                                          Other Securities ...........................         3,669          0.0
------------------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers                  338       Phillips-Van Heusen Corp. ..................        16,957          0.2
                                                          Other Securities ...........................        66,607          0.8
                                                                                                          --------------------------
                                                                                                              83,564          1.0
------------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber                                            Other Securities ...........................        10,361          0.1
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                                   Other Securities ...........................        20,134          0.2
------------------------------------------------------------------------------------------------------------------------------------
Toys                                                      Other Securities ...........................        11,240          0.1
------------------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous                              Other Securities ...........................        14,791          0.2
------------------------------------------------------------------------------------------------------------------------------------
Truckers                                                  Other Securities ...........................        38,250          0.4
------------------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio                               Other Securities ...........................         3,087          0.0
------------------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical                           400       PNM Resources, Inc. ........................        12,440          0.1
                                                500       Westar Energy, Inc. ........................        12,980          0.2
                                                          Other Securities ...........................       114,772          1.3
                                                                                                          --------------------------
                                                                                                             140,192          1.6
------------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors                     304       Nicor, Inc. ................................        14,227          0.2
                                                          Other Securities ...........................        70,950          0.8
                                                                                                          --------------------------
                                                                                                              85,177          1.0
------------------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous                                  Other Securities ...........................        10,660          0.1
------------------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications                   859       Time Warner Telecom, Inc. Class A (a) ......        17,120          0.2
                                                          Other Securities ...........................        85,872          1.0
                                                                                                          --------------------------
                                                                                                             102,992          1.2
------------------------------------------------------------------------------------------------------------------------------------
Utilities: Water                                          Other Securities ...........................        14,687          0.2
------------------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade                           Other Securities ...........................         7,098          0.1
------------------------------------------------------------------------------------------------------------------------------------
Wholesalers                                               Other Securities ...........................        22,940          0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          Total Common Stocks
                                                          (Cost--$7,034,871) .........................     8,012,910         92.6
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2006 (concluded)

                                             Shares                                                                       Percent of
Industry                                       Held                           Rights                         Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Cosmetics                                                 Other Securities ...........................    $       47          0.0%
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)                     Other Securities ...........................           174          0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                          Total Rights (Cost--$0) ....................           221          0.0
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Mutual Funds
------------------------------------------------------------------------------------------------------------------------------------
                                                          Other Securities ...........................         2,004          0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                          Total Mutual Funds (Cost--$2,017) ..........         2,004          0.0
------------------------------------------------------------------------------------------------------------------------------------

                                         Beneficial
                                           Interest                   Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
                                           $622,405       BlackRock Liquidity Series, LLC
                                                           Cash Sweep Series, 5.26% (b)(d) ...........       622,405          7.2
                                              7,750       BlackRock Liquidity Series, LLC
                                                           Money Market Series, 5.29% (b)(c)(d) ......         7,750          0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          Total Short-Term Securities
                                                          (Cost--$630,155) ...........................       630,155          7.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          Total Investments
                                                          (Cost--$7,667,043*) ........................     8,645,290         99.9

                                                          Other Assets Less Liabilities ..............        11,384          0.1
                                                                                                          --------------------------
                                                          Net Assets .................................    $8,656,674        100.0%
                                                                                                          ==========================
------------------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                                $ 7,659,840
                                                                    ===========
      Gross unrealized appreciation                                 $ 1,570,002
      Gross unrealized depreciation                                    (584,552)
                                                                    -----------
      Net unrealized appreciation                                   $   985,450
                                                                    ===========

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Interest/
                                                                      Purchase         Sales          Realized        Dividend
      Affiliate                                                         Cost           Cost          Gain/(Loss)       Income
      ------------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series ..........        --          $327,388*          --            $50,224
      BlackRock Liquidity Series, LLC Money Market Series ........        --          $ 13,400*          --            $   651
      PNC Financial Services Group, Inc. .........................      $495                --           --            $     5
      ------------------------------------------------------------------------------------------------------------------------

*     Represents net sale cost.
(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Represents the current yield as of December 31, 2006.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Portfolio and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are either held as collateral in connection with open financial futures contracts or are out on loan.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      -------------------------------------------------------------------------------------------------
      Number of                                   Expiration             Face               Unrealized
      Contracts                Issue                 Date                Value             Depreciation
      -------------------------------------------------------------------------------------------------
          8                Russell Mini           March 2007           $636,988              $(1,068)
      -------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Statement of Assets and Liabilities as of December 31, 2006

Assets:
Investments in unaffiliated securities, at value (including securities loaned of $7,269)
  (identified cost--$7,036,393) .....................................................                     $  8,014,469
Investments in affiliated securities, at value (identified cost--$630,650) ..........                          630,821
Cash ................................................................................                            3,418
Receivables:
  Securities sold ...................................................................    $     16,889
  Dividends .........................................................................           9,197
  Investment adviser ................................................................           8,920
  Securities lending ................................................................              26           35,032
                                                                                         ------------
Prepaid expenses ....................................................................                              947
                                                                                                          ------------
Total assets ........................................................................                        8,684,687
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:
Collateral on securities loaned, at value ...........................................                            7,750
Payables:
  Securities purchased ..............................................................           8,226
  Variation margin ..................................................................           4,880
  Other affiliates ..................................................................           1,339
  Capital shares redeemed ...........................................................              34           14,479
                                                                                         ------------
Accrued expenses ....................................................................                            5,784
                                                                                                          ------------
Total liabilities ...................................................................                           28,013
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets ..........................................................................                     $  8,656,674
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ........                     $     76,269
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .......                               11
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ......                               11
Paid-in capital in excess of par ....................................................                        7,540,157
Undistributed investment income--net ................................................    $     15,790
Undistributed realized capital gains--net ...........................................          47,257
Unrealized appreciation--net ........................................................         977,179
                                                                                         ------------
Total accumulated earnings--net .....................................................                        1,040,226
                                                                                                          ------------
Net Assets ..........................................................................                     $  8,656,674
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $8,654,186 and 762,688 shares outstanding ...........                     $      11.35
                                                                                                          ============
Class II--Based on net assets of $1,244 and 109.7 shares outstanding ................                     $      11.34
                                                                                                          ============
Class III--Based on net assets of $1,243.6 and 109.73 shares outstanding ............                     $      11.33
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Statement of Operations for the Year Ended December 31, 2006

Investment Income:
Dividends (including $5 from affiliates and net of $37 foreign withholding tax ) ....                     $     91,395
Interest from affiliates ............................................................                           50,224
Securities lending--net .............................................................                              651
                                                                                                          ------------
Total income ........................................................................                          142,270
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ............................................................    $     26,632
Professional fees ...................................................................          22,346
Printing and shareholder reports ....................................................          14,241
Custodian fees ......................................................................           9,324
Transfer agent fees--Class I ........................................................           4,998
Accounting services .................................................................           3,836
Directors' fees and expenses ........................................................           1,526
Pricing services ....................................................................           1,014
Distribution fees--Class II .........................................................               1
Distribution fees--Class III ........................................................               1
Transfer Agent--Class II ............................................................               1
Transfer Agent--Class III ...........................................................               1
Other ...............................................................................           8,466
                                                                                         ------------
Total expenses before waiver and reimbursement ......................................          92,387
Waiver and reimbursement of expenses ................................................         (43,561)
                                                                                         ------------
Total expenses after waiver and reimbursement .......................................                           48,826
                                                                                                          ------------
Investment income--net ..............................................................                           93,444
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain--Net:
Realized gain on:
  Investments--net ..................................................................         531,558
  Financial futures contracts--net ..................................................          42,838          574,396
                                                                                         ------------
Change in unrealized appreciation/depreciation on:
  Investments--net ..................................................................         666,790
  Financial futures contracts--net ..................................................          22,053          688,843
                                                                                         ------------     ------------
Total realized and unrealized gain--net .............................................                        1,263,239
                                                                                                          ------------
Net Increase in Net Assets Resulting from Operations ................................                     $  1,356,683
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   December 31,
                                                                                         -----------------------------
Increase (Decrease) in Net Assets:                                                           2006             2005**
----------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................    $     93,444     $     65,648
Realized gain--net ..................................................................         574,396          106,017
Change in unrealized appreciation/depreciation--net .................................         688,843          288,336
                                                                                         ------------     ------------
Net increase in net assets resulting from operations ................................       1,356,683          460,001
                                                                                         ------------     ------------
----------------------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................         (88,786)         (75,982)
  Class II ..........................................................................             (13)              (9)
  Class III .........................................................................             (13)              (9)
Realized gain--net:
  Class I ...........................................................................        (567,051)         (49,523)
  Class II ..........................................................................             (81)              (6)
  Class III .........................................................................             (81)              (6)
                                                                                         ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (656,025)        (125,535)
                                                                                         ------------     ------------
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions .......        (500,612)       8,119,162
                                                                                         ------------     ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................         200,046        8,453,628
Beginning of year ...................................................................       8,456,628            3,000
                                                                                         ------------     ------------
End of year* ........................................................................    $  8,656,674     $  8,456,628
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
  * Undistributed investment income--net ............................................    $     15,790     $     11,468
                                                                                         ============     ============
 ** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Financial Highlights

                                                                                                    Class I
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005*
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      10.43     $      10.00
                                                                                         ------------     ------------
Investment income--net** ............................................................             .12              .09
Realized and unrealized gain--net ...................................................            1.72              .50
                                                                                         ------------     ------------
Total from investment operations ....................................................            1.84              .59
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.13)            (.10)
  Realized gain--net ................................................................            (.79)            (.06)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................            (.92)            (.16)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      11.35     $      10.43
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:***
Based on net asset value per share ..................................................           17.62%            5.86%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .55%             .55%
                                                                                         ============     ============
Expenses ............................................................................            1.04%            1.16%
                                                                                         ============     ============
Investment income--net ..............................................................            1.05%             .86%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $      8,654     $      8,455
                                                                                         ============     ============
Portfolio turnover ..................................................................           17.77%           22.82%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.
**    Based on average shares outstanding.
***   Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Financial Highlights (continued)

                                                                                                   Class II
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005*
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      10.43     $      10.00
                                                                                         ------------     ------------
Investment income--net** ............................................................             .11              .09
Realized and unrealized gain--net ...................................................            1.72              .50
                                                                                         ------------     ------------
Total from investment operations ....................................................            1.83              .59
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.13)            (.10)
  Realized gain--net ................................................................            (.79)            (.06)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................            (.92)            (.16)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      11.34     $      10.43
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:***
Based on net asset value per share ..................................................           17.52%            5.86%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .62%             .55%
                                                                                         ============     ============
Expenses ............................................................................            1.09%            1.16%
                                                                                         ============     ============
Investment income--net ..............................................................             .98%             .88%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................           17.77%           22.82%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.
**    Based on average shares outstanding.
***   Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Financial Highlights (concluded)

                                                                                                   Class III
                                                                                         -----------------------------
                                                                                               For the Year Ended
                                                                                                  December 31,
The following per share data and ratios have been derived                                -----------------------------
from information provided in the financial statements.                                       2006             2005*
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..................................................    $      10.43     $      10.00
                                                                                         ------------     ------------
Investment income--net** ............................................................             .11              .09
Realized and unrealized gain--net ...................................................            1.71              .50
                                                                                         ------------     ------------
Total from investment operations ....................................................            1.82              .59
                                                                                         ------------     ------------
Less dividends and distributions from:
  Investment income--net ............................................................            (.13)            (.10)
  Realized gain--net ................................................................            (.79)            (.06)
                                                                                         ------------     ------------
Total dividends and distributions ...................................................            (.92)            (.16)
                                                                                         ------------     ------------
Net asset value, end of year ........................................................    $      11.33     $      10.43
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Total Investment Return:***
Based on net asset value per share ..................................................           17.43%            5.86%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ...........................................             .65%             .55%
                                                                                         ============     ============
Expenses ............................................................................            1.12%            1.16%
                                                                                         ============     ============
Investment income--net ..............................................................             .96%             .88%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) ..............................................    $          1     $          1
                                                                                         ============     ============
Portfolio turnover ..................................................................           17.77%           22.82%
                                                                                         ============     ============
----------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.
**    Based on average shares outstanding.
***   Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. and Mercury Small Cap Index Portfolio were renamed BlackRock Series Fund, Inc. (the "Fund") and BlackRock Small Cap Index Portfolio (the "Portfolio"), respectively. The Fund is an open-end management investment company that is comprised of fourteen separate portfolios. This report relates to six of the Fund's Portfolios, all of which offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The Portfolio is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

      In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

      (j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $310 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent difference attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

      On August 15, 2006, shareholders of the Fund, on behalf of the Portfolio, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

      The Manager is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

For such services, the Portfolio pays a monthly fee at the annual rate of .30% of the average daily value of the Portfolio's net assets. The Manager (and previously MLIM) has agreed to voluntarily waive its fees and reimburse for other Portfolio expenses so that the total annual portfolio operating expenses do not exceed .55%, exclusive of distribution fees. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2006, MLIM and the Manager earned, waived and reimbursed fees as follows:

--------------------------------------------------------------------------------
                                           MLIM                  The Manager
                                    --------------------------------------------
                                      For the Period           For the Period
                                    January 1, 2006 to       September 30, 2006
                                    September 29, 2006      to December 31, 2006
Fees earned ......................       $ 20,311                $  6,321
Waiver ...........................       $(20,311)               $ (6,321)
Reimbursement ....................       $ (8,869)               $ (8,060)
--------------------------------------------------------------------------------

      In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Portfolio to the Manager.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. Class II and Class III commenced accruing the distribution fee on September 30, 2006.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $280 in securities lending agent fees.

      For the year ended December 31, 2006, the Portfolio reimbursed MLIM and the Manager $153 and $45, respectively, for certain accounting services.

      In addition, MLPF&S earned $354 in commissions on the execution of portfolio security transactions for the year ended December 31, 2006.

      Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

      Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

      Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $1,395,601 and $2,042,252, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was ($500,612) and $8,119,162 for the years ended December 31, 2006 and December 31, 2005, respectively.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2006                                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            31,520        $   355,961
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            57,229            655,837
                                                 -----------        -----------
Total issued .............................            88,749          1,011,798
Shares redeemed ..........................          (136,428)        (1,512,598)
                                                 -----------        -----------
Net decrease .............................           (47,679)       $  (500,800)
                                                 ===========        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           798,819        $ 7,998,865
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................            11,953            125,505
                                                 -----------        -----------
Total issued .............................           810,772          8,124,370
Shares redeemed ..........................              (505)            (5,238)
                                                 -----------        -----------
Net increase .............................           810,267        $ 8,119,132
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2006                                   Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 8        $        94
                                                 -----------        -----------
Net increase .............................                 8        $        94
                                                 ===========        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                  Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................                 1        $        15
                                                 -----------        -----------
Net increase .............................                 1        $        15
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2006                                   Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
        reinvestment of dividends
        and distributions ................                 8        $        94
                                                 -----------        -----------
Net increase .............................                 8        $        94
                                                 ===========        ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                  Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ......................                 1        $        15
                                                 -----------        -----------
Net increase .............................                 1        $        15
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Short-Term Borrowings:

The Fund, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended December 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-------------------------------------------------------------------------------
                                                  12/31/2006         12/31/2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................       $   150,143        $   122,713
  Long-term capital gains ................           505,882              2,822
                                                 -----------        -----------
Total taxable distributions ..............       $   656,025        $   125,535
                                                 ===========        ===========
-------------------------------------------------------------------------------

      As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net .........................         $    3,882
Undistributed long-term capital gains--net .................             50,895
                                                                     ----------
Total undistributed earnings--net ..........................             54,777
Capital loss carryforward ..................................                 --
Unrealized gains--net ......................................            985,449*
                                                                     ----------
Total accumulated earnings--net ............................         $1,040,226
                                                                     ==========
-------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain financial futures contracts and other book/tax differences.

7. Subsequent Event:

On January 31, 2007, the Fund's Board of Directors has approved a Plan of Liquidation, Dissolution and Termination contingent upon contract holder approval of a Plan of Substitution. A preliminary proxy statement has been filed with the Securities and Exchange Commission and its review is pending.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of BlackRock Small Cap Index Portfolio of BlackRock Series Fund, Inc. (formerly Mercury Small Cap Index Portfolio of FAM Series Fund, Inc.) (the "Fund") as of December 31, 2006 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Small Cap Index Portfolio of BlackRock Series Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Proxy Results (unaudited)

During the six-month period ended December 31, 2006, BlackRock Small Cap Index Portfolio of BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                     Shares Voted     Shares Voted    Shares Voted
                                                          For            Against        Abstain
--------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc. ..........................     820,670             0               0
--------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc. ..........................     820,670             0               0
--------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Portfolios and is the discussion referred to in "New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund, on behalf of the Portfolios, and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

      The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement on May 8, 2006.

      To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

      At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Portfolios. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

      In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to any Portfolio and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that each Portfolio should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Portfolio shareholders.

      The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Portfolio shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Portfolio shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Portfolio's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for each Portfolio (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Portfolio; and that the advisory and/or management fees paid by each Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of each Portfolio in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result no Portfolio would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

      Certain of these considerations are discussed in more detail below.

      In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Portfolio were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Portfolio; (b) operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

      In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Portfolio, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Portfolio on investment strategies used by the Portfolio during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Portfolio; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, allocation of any brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Portfolio.

      In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors' determinations were made separately in respect of each Portfolio. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Portfolio, and that the New Investment Advisory Agreement should be approved and recommended to each Portfolio's shareholders.

      Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Investment Adviser and the Portfolio receive services as part of the Merrill Lynch complex. The Board compared each Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

      In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of each Portfolio. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of certain Portfolios after the closing of the Transaction.

      The directors were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

      The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, each Portfolio will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

      Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Portfolio under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Portfolio under the New Investment Advisory Agreement.

      Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory

Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared each Portfolio's total expenses to those of other comparable funds. The information showed that each Portfolio had fees and expenses within the range of fees and expenses of comparable funds. For each of the Mercury Global SmallCap, Mercury Mid Cap Value Opportunities and Mercury International Index Portfolios, the Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Portfolio. The Board concluded that the each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

      In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with each Portfolio.

      The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with each Portfolio. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in a Portfolio's fees and/or fee breakpoints would be appropriate.

      Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Portfolio appropriately participated in these economies of scale.

      In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, no Portfolio's total advisory fees would be higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Portfolio were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Portfolio would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

      Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for each Portfolio following the Transaction. The directors noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

      Investment Performance -- The directors considered investment performance for each Portfolio. The directors compared each Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed each Portfolio's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of any Portfolio.

      Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement on behalf of each Portfolio, concluding that the Portfolio's advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Directors, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that a Portfolio operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Portfolio and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Portfolio during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in any Portfolio's expenses as a result of the Contingent Sub-Advisory Agreement.

      In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that each Portfolio operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Portfolio's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Portfolio under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that no Portfolio's advisory fees would increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by each Portfolio to the Investment Adviser.

      After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee for each Portfolio was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.

BlackRock Series Fund, Inc.
Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and the following affiliates (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"):

o BlackRock Investment Management, LLC ("BIM"), with respect to each of Equity Dividend Portfolio, Global SmallCap Portfolio, International Index Portfolio, Mid Cap Value Opportunities Portfolio and Small Cap Index Portfolio. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BIM receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from each of these Portfolios.

o BlackRock Financial Management, Inc. ("BFM"), with respect to Short-Term Bond Portfolio. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BFM receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from Short-Term Bond Portfolio.

      The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Portfolios' shareholders) became effective.

      BlackRock Advisors pays the Sub-Advisers out of its own resources, and there is no increase in the expenses of any Portfolio as a result of the BlackRock Sub-Advisory Agreements.

      In approving the BlackRock Sub-Advisory Agreements at the August 2006 in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rates provided for in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Portfolio and for oversight of each Portfolio's operations and administration. Under the BlackRock Sub-Advisory Agreements, each Sub-Adviser provides advisory services to each pertinent Portfolio and is responsible for the day-to-day management of the Portfolio's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by any Portfolio as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the pertinent Sub-Adviser to receive the portion of the advisory fee paid by each Portfolio to BlackRock Advisors, as noted above.

      After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of each pertinent Portfolio's shareholders.

BlackRock Series Fund, Inc.
Officers and Directors

Interested Director
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other Public
                        Position(s)                           Principal Occupation(s)                Overseen     Directorships Held
Name, Address & Age   Held with Fund  Length of Time Served   During Past 5 Years                   by Director       by Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*     President           2005 to          Vice Chairman and Director of          122 Funds    None
P.O. Box 9011            and Director        present          BlackRock, Inc., Global Chief       168 Portfolios
Princeton, NJ                                                 Investment Officer for Equities,
08543-9011                                                    Chairman of the BlackRock Retail
Age: 52                                                       Operating Committee, and member
                                                              of the BlackRock Executive Com-
                                                              mittee since 2006; President of the
                                                              funds advised by Merrill Lynch
                                                              Investment Managers, L.P. ("MLIM")
                                                              and its affiliates ("MLIM/FAM-
                                                              advised funds") from 2005 to 2006
                                                              and Chief Investment Officer thereof
                                                              from 2001 to 2006; President of MLIM
                                                              and Fund Asset Management, L.P.
                                                              ("FAM") from 2001 to 2006; Co-Head
                                                              (Americas Region) thereof from 2000
                                                              to 2001 and Senior Vice President
                                                              from 1999 to 2001; President and
                                                              Director of Princeton Services, Inc.
                                                              ("Princeton Services") and President
                                                              of Princeton Administrators, L.P.
                                                              ("Princeton Administrators") from
                                                              from 2001 to 2006; Chief Investment
                                                              Officer of OppenheimerFunds, Inc. in
                                                              1999 and Executive Vice President
                                                              thereof from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
*     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock
      Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment
      Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex     Other Public
Name, Address & Age     Position(s)                           Principal Occupation(s)                Overseen     Directorships Held
    of Director       Held with Fund  Length of Time Served*  During Past 5 Years                   by Director      by Director
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton         Director             2002 to         General Partner of The Burton          21 Funds     Knology, Inc.
P.O. Box 9095                                 present         Partnership, Limited Partnership    38 Portfolios   (telecommuni-
Princeton, NJ                                                 (an investment partnership) since                   cations);
08543-90952                                                   1979; Managing General Partner                      Symbion, Inc.
Age: 62                                                       of The South Atlantic Venture                       (health care);
                                                              Funds since 1983; Member of the                     and Capital
                                                              Investment Advisory Council of the                  Southwest
                                                              Florida State Board of                              (financial)
                                                              Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
Officers and Directors (continued)

Independent Directors (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex     Other Public
Name, Address & Age     Position(s)                           Principal Occupation(s)                Overseen     Directorships Held
    of Director       Held with Fund  Length of Time Served*  During Past 5 Years                   by Director      by Director
------------------------------------------------------------------------------------------------------------------------------------
John Francis O'Brien     Director        2005 to present      President and Chief Executive          21 Funds     Cabot Corpor-
P.O. Box 9095                                                 Officer of Allmerica Financial      38 Portfolios   ation (chemicals);
Princeton, NJ                                                 Corporation (financial services                     LKQ Corporation
08543-9095                                                    holding company) from 1995 to                       (auto parts manu-
Age: 63                                                       2002 and Director from 1995 to                      facturing); and
                                                              2003; President of Allmerica                        TJX Companies,
                                                              Investment Management Co.,                          Inc.(retailer)
                                                              Inc. (investment adviser) from
                                                              1989 to 2002, Director from 1989
                                                              to 2002 and Chairman of the Board
                                                              from 1989 to 1990; President, Chief
                                                              Executive Officer and Director of
                                                              First Allmerica Financial Life
                                                              Insurance Company from 1989 to 2002
                                                              and Director of various other
                                                              Allmerica Financial companies until
                                                              2002; Director from 1989 to 2006,
                                                              Member of the Governance Nominating
                                                              Committee from 2004 to 2006, Member
                                                              of the Compensation Committee from
                                                              1989 to 2006 and Member of the Audit
                                                              Committee from 1990 to 2004 of
                                                              ABIOMED; Director, Member of the
                                                              Governance and Nomination Committee
                                                              and Member of the Audit Committee of
                                                              Cabot Corporation since 1990;
                                                              Director and Member of the Audit
                                                              Committee and Compensation Committee
                                                              of LKQ Corporation since 2003; Lead
                                                              Director of TJX Companies, Inc.
                                                              since 1996; Trustee of the Woods
                                                              Hole Oceanographic Institute since
                                                              2003; Director, Ameresco, Inc. since
                                                              2006; Director, Boston Lyric Opera
                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh           Director        2003 to present      Director, Ruckleshaus Institute and    21 Funds     None
P.O. Box 9095                                                 Haub School of Natural Resources    38 Portfolios
Princeton, NJ                                                 at the University of Wyoming since
08543-9095                                                    2006; Consultant with Putnam
Age: 65                                                       Investments from 1993 to 2003, and
                                                              employed in various capacities
                                                              therewith from 1973 to 1992;
                                                              Director, Massachusetts Audubon
                                                              Society from 1990 to 1997; Director,
                                                              The National Audubon Society from
                                                              1998 to 2005; Director, The American
                                                              Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
Officers and Directors (continued)

Independent Directors (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex     Other Public
Name, Address & Age     Position(s)                           Principal Occupation(s)                Overseen     Directorships Held
    of Director       Held with Fund  Length of Time Served*  During Past 5 Years                   by Director      by Director
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss **         Director        1999 to present      Managing Director of FGW               21 Funds     Watson Pharma-
P.O. Box 9095                                                 Associates since 1997;              38 Portfolios   ceuticals, Inc.
Princeton, NJ                                                 Vice President, Planning,                           (pharmaceutical
08543-9095                                                    Investment and Development of                       company)
Age: 65                                                       Warner Lambert Co. from 1979
                                                              to 1997; Director of the Michael
                                                              J. Fox Foundation for Parkinson's
                                                              Research since 2000; Director of
                                                              BTG International Plc (a global
                                                              technology commercialization
                                                              company) since 2001.
------------------------------------------------------------------------------------------------------------------------------------
 *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
**  Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
                        Position(s)
Name, Address & Age   Held with Fund    Length of Time Served*              Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke       Vice President    1993 to present and     Managing Director of BlackRock, Inc. since 2006; Manager Director of
P.O. Box 9011         and Treasurer     1999 to present         Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset
Princeton, NJ                                                   Management, L.P. ("FAM") in 2006; First Vice President of MLIM and
08543-9011                                                      FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006;
Age: 46                                                         Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Murali Balaraman      Vice              2005 to present         Vice President of BlackRock, Inc. since 2006; Vice President of MLIM
P.O. Box 9011         President                                 from 2004 to 2006; and from 1998 to 2001; Portfolio manager at
Princeton, NJ                                                   Atlas Capital Management from 1997 to 1998; Director of Investments
08543-9011                                                      for Samuel Asset Management from 1997 to 1998.
Age: 41
------------------------------------------------------------------------------------------------------------------------------------
R. Elise Baum         Vice              2004 to present         Managing Director of BlackRock, Inc. since 2006; Managing Director
P.O. Box 9011         President                                 of MLIM from 2000 to 2006; First Vice President of MLIM from1999 to
Princeton, NJ                                                   2000; Director of MLIM from 1997 to 1999; Vice President of MLIM
08543-9011                                                      from 1995 to 1997.
Age: 46
------------------------------------------------------------------------------------------------------------------------------------
John Coyle            Vice              2005 to present         Vice President of BlackRock, Inc. since 2006; Vice President of MLIM
P.O. Box 9011         President                                 from 1998 to 2006; Managing Director and portfolio manager with Bear
Princeton, NJ                                                   Stearns Asset Management from 2001 to 2004.
08543-9011
Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian     Vice              2004 to present         Director of BlackRock, Inc. since 2006; Director of MLIM from 1999
P.O. Box 9011         President                                 to 2006.
Princeton, NJ
08543-9011
Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Shearer     Vice              2004 to present         Managing Director of BlackRock, Inc. since 2006; Managing Director
P.O. Box 9011         President                                 of MLIM from 2000 to 2006; First Vice President of MLIM from 1998 to
Princeton, NJ                                                   2000; Vice President of MLIM from 1997 to 1998.
08543-9011
Age: 51
------------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
Officers and Directors (concluded)

Fund Officers (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                      Position(s) Held
Name, Address & Age      with Fund      Length of Time Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller        Fund Chief           2004 to present      Managing Director of BlackRock, Inc. and Fund Chief Compliance
P.O. Box 9011         Compliance                                Officer since 2006; Chief Compliance Officer of the MLIM/FAM-advised
Princeton, NJ         Officer                                   funds and First Vice President and Chief Compliance Officer of MLIM
08543-9011                                                      (Americas Region) from 2004 to 2006; Chief Compliance Officer of the
Age: 55                                                         IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                                Investment Management from 2002 to 2004; Managing Director and
                                                                Global Director of Compliance at Citigroup Asset Management from
                                                                2000 to 2002; Chief Compliance Officer at Soros Fund Management in
                                                                2000; Chief Compliance Officer at Prudential Financial from 1995 to
                                                                2000; Senior Counsel in the Securities and Exchange Commission's
                                                                Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino   Secretary            2004 to present      Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of
P.O. Box 9011                                                   MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002;
Princeton, NJ                                                   Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM,
08543-9011                                                      FAM, FAM Distributors, Inc. and Princeton Services from 2004 to
Age: 46                                                         2006.
------------------------------------------------------------------------------------------------------------------------------------
* Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.
--------------------------------------------------------------------------------

Custodian

For BlackRock Equity Dividend Portfolio, BlackRock
Mid Cap Value Opportunities Portfolio and
BlackRock Small Cap Index Portfolio:

The Bank of New York
100 Church Street
New York, NY 10286

For BlackRock Global SmallCap Portfolio,
BlackRock International Index Portfolio and
BlackRock Short-Term Bond Portfolio:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Principal Office of the Fund

BlackRock Series Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

BlackRock Series Fund, Inc.
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

      If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

      BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

      BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

      We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BlackRock Series Fund, Inc.
Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended December 31, is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Series 6-12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $110,000
                                 Fiscal Year Ending December 31, 2005 - $110,000

        (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                 Fiscal Year Ending December 31, 2005 - $0

        (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $52,069
                                 Fiscal Year Ending December 31, 2006 - $47,350

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                 Fiscal Year Ending December 31, 2005 - $0

        (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        (e)(2)  0%

        (f) Not Applicable

        (g) Fiscal Year Ending December 31, 2006 - $3,071,450
            Fiscal Year Ending December 31, 2005 - $5,577,771

        (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

        Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments -
         BlackRock Small Cap Index Portfolio
         BlackRock International Index Portfolio

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Advertising Agencies - 0.6%                    300   24/7 Real Media, Inc. (a)                                    $     2,715
                                               187   Advo, Inc.                                                         6,096
                                               447   aQuantive, Inc. (a)                                               11,023
                                               330   Catalina Marketing Corp.                                           9,075
                                               139   inVentiv Health, Inc. (a)                                          4,914
                                               141   Marchex, Inc. Class B                                              1,887
                                               330   Valassis Communications, Inc. (a)                                  4,785
                                               551   ValueClick, Inc. (a)                                              13,020
                                                                                                                  -----------
                                                                                                                       53,515
-----------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.6%                               100   Argon ST, Inc. (a)                                                 2,154
                                               294   Curtiss-Wright Corp. (g)                                          10,902
                                               147   Heico Corp.                                                        5,708
                                               110   K&F Industries Holdings, Inc. (a)                                  2,498
                                               100   Ladish Co., Inc. (a)                                               3,708
                                                62   MTC Technologies, Inc. (a)                                         1,460
                                               241   Moog, Inc. Class A (a)                                             9,204
                                               360   Orbital Sciences Corp. (a)                                         6,638
                                               199   Teledyne Technologies, Inc. (a)                                    7,986
                                                76   United Industrial Corp.                                            3,857
                                                                                                                  -----------
                                                                                                                       54,115
-----------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching - 0.1%          24   Alico, Inc.                                                        1,215
                                               258   Delta & Pine Land Co.                                             10,436
                                                                                                                  -----------
                                                                                                                       11,651
-----------------------------------------------------------------------------------------------------------------------------
Air Transport - 0.9%                           240   AAR Corp. (a)                                                      7,005
                                               300   ABX Air, Inc. (a)                                                  2,079
                                               527   AirTran Holdings, Inc. (a)                                         6,187
                                               190   Alaska Air Group, Inc. (a)                                         7,505
                                               100   Atlas Air Worldwide Holdings, Inc. (a)                             4,450
                                               118   Bristow Group, Inc. (a)                                            4,259
                                               222   EGL, Inc. (a)                                                      6,611
                                               212   ExpressJet Holdings, Inc. (a)                                      1,717
                                               311   Frontier Airlines Holdings, Inc. (a)                               2,301
                                             1,100   JetBlue Airways Corp. (a)                                         15,620
                                               245   Mesa Air Group, Inc. (a)                                           2,100
                                               100   PHI, Inc. (a)                                                      3,273
                                               200   Republic Airways Holdings, Inc. (a)                                3,356
                                               359   Skywest, Inc.                                                      9,158
                                                                                                                  -----------
                                                                                                                       75,621
-----------------------------------------------------------------------------------------------------------------------------
Aluminum - 0.1%                                138   Century Aluminum Co. (a)                                           6,162
-----------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market - 0.1%                 99   Aftermarket Technology Corp. (a)                                   2,107
                                                46   Commercial Vehicle Group, Inc. (a)                                 1,003
                                               117   Keystone Automotive Industries, Inc. (a)                           3,977
                                               164   Superior Industries International, Inc.                            3,160
                                                                                                                  -----------
                                                                                                                       10,247
-----------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment - 0.5%          300   American Axle & Manufacturing Holdings, Inc.                       5,697
                                               465   ArvinMeritor, Inc.                                                 8,477
                                               100   Fuel Systems Solutions, Inc. (a)                                   2,208
                                               400   Lear Corp.                                                        11,812
                                                50   Noble International Ltd.                                           1,003

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               300   Quantum Fuel Systems Technologies Worldwide, Inc. (a)        $       480
                                                44   Sauer-Danfoss, Inc.                                                1,419
                                               257   Tenneco, Inc. (a)                                                  6,353
                                               816   Visteon Corp. (a)                                                  6,920
                                                                                                                  -----------
                                                                                                                       44,369
-----------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts - 0.2%                    100   Accuride Corp. (a)                                                 1,126
                                               242   Modine Manufacturing Co.                                           6,057
                                               300   Navistar International Corp. (a)                                  10,029
                                               215   Wabash National Corp.                                              3,247
                                                                                                                  -----------
                                                                                                                       20,459
-----------------------------------------------------------------------------------------------------------------------------
Banks: New York City - 0.0%                    125   Signature Bank (a)                                                 3,873
-----------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City - 6.7%             64   1st Source Corp.                                                   2,056
                                                79   Alabama National Bancorp.                                          5,430
                                               181   Amcore Financial, Inc.                                             5,913
                                                92   AmericanWest Bancorp                                               2,228
                                               105   Ameris Bancorp                                                     2,959
                                                43   Arrow Financial Corp.                                              1,065
                                                36   BancTrust Financial Group, Inc.                                      919
                                                54   Bancfirst Corp.                                                    2,916
                                               100   The Bancorp, Inc. (a)                                              2,960
                                                82   Bank of Granite Corp.                                              1,555
                                                85   Bank of the Ozarks, Inc.                                           2,810
                                               160   BankFinancial Corp.                                                2,850
                                                51   Banner Corp.                                                       2,261
                                               238   Boston Private Financial Holdings, Inc.                            6,714
                                               350   CVB Financial Corp.                                                5,061
                                               127   Cadence Financial Corp.                                            2,752
                                                39   Camden National Corp.                                              1,799
                                                63   Capital City Bank Group, Inc.                                      2,224
                                                41   Capital Corp. of the West                                          1,316
                                                42   Capital Crossing Bank (a)                                          1,251
                                                53   Capitol Bancorp Ltd.                                               2,449
                                               100   Cardinal Financial Corp.                                           1,025
                                               107   Cascade Bancorp                                                    3,307
                                               299   Cathay General Bancorp                                            10,318
                                               400   Centennial Bank Holdings, Inc. (a)                                 3,784
                                                88   Center Financial Corp.                                             2,109
                                               198   Central Pacific Financial Corp.                                    7,674
                                               177   Chemical Financial Corp.                                           5,894
                                               321   Chittenden Corp.                                                   9,851
                                               301   Citizens Banking Corp.                                             7,977
                                               124   City Holding Co.                                                   5,070
                                                56   CityBank                                                           1,979
                                                61   CoBiz, Inc.                                                        1,344
                                               122   Columbia Banking System, Inc.                                      4,285
                                               196   Community Bank System, Inc.                                        4,508
                                               148   Community Banks, Inc.                                              4,108
                                                63   Community Trust Bancorp, Inc.                                      2,616
                                               286   Corus Bankshares, Inc.                                             6,598

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               500   Doral Financial Corp.                                        $     1,435
                                                31   FNB Corp.                                                          1,288
                                                52   Farmers Capital Bank Corp.                                         1,766
                                               470   First BanCorp - PR                                                 4,479
                                                55   First Bancorp - NC                                                 1,201
                                                64   First Busey Corp.                                                  1,475
                                               178   First Charter Corp.                                                4,379
                                               427   First Commonwealth Financial Corp.                                 5,735
                                                97   First Community Bancorp, Inc.                                      5,070
                                                80   First Community Bancshares, Inc.                                   3,165
                                               160   First Financial Bancorp                                            2,658
                                               105   First Financial Bankshares, Inc.                                   4,395
                                                75   First Financial Corp.                                              2,659
                                               140   First Merchants Corp.                                              3,807
                                               321   First Midwest Bancorp, Inc.                                       12,416
                                               128   First State Bancorp.                                               3,168
                                               400   FirstMerit Corp.                                                   9,656
                                               197   Franklin Bank Corp. (a)                                            4,046
                                               270   Frontier Financial Corp.                                           7,892
                                                87   GB&T Bancshares, Inc.                                              1,929
                                               330   Glacier Bancorp, Inc.                                              8,065
                                               357   Greater Bay Bancorp                                                9,400
                                               100   Greene County Bancshares, Inc.                                     3,973
                                               169   Hancock Holding Co.                                                8,930
                                               222   Hanmi Financial Corp.                                              5,002
                                               170   Harleysville National Corp.                                        3,283
                                                41   Heartland Financial USA, Inc.                                      1,183
                                               100   Heritage Commerce Corp.                                            2,664
                                               112   Independent Bank Corp./MA                                          4,035
                                               116   Independent Bank Corp./MI                                          2,934
                                               122   Integra Bank Corp.                                                 3,357
                                                81   Interchange Financial Services Corp.                               1,862
                                               300   International Bancshares Corp.                                     9,273
                                               300   Investors Bancorp, Inc. (a)                                        4,719
                                               133   Irwin Financial Corp.                                              3,010
                                                93   Lakeland Bancorp, Inc.                                             1,386
                                               102   Lakeland Financial Corp.                                           2,604
                                               129   MB Financial, Inc.                                                 4,852
                                                74   MBT Financial Corp.                                                1,134
                                                76   Macatawa Bank Corp.                                                1,616
                                                46   MainSource Financial Group, Inc.                                     783
                                                37   Mercantile Bank Corp.                                              1,395
                                               173   Mid-State Bancshares                                               6,295
                                                49   Midwest Banc Holdings, Inc.                                        1,164
                                               198   NBT Bancorp, Inc.                                                  5,051
                                               141   Nara Bancorp, Inc.                                                 2,950
                                               269   National Penn Bancshares, Inc.                                     5,447
                                               419   Old National Bancorp                                               7,927
                                                73   Old Second Bancorp, Inc.                                           2,139
                                                89   Omega Financial Corp.                                              2,841

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               140   Oriental Financial Group                                     $     1,813
                                                 9   PNC Financial Services Group, Inc. (b)                               666
                                               286   Pacific Capital Bancorp                                            9,604
                                                91   Park National Corp.                                                9,009
                                                52   Peoples Bancorp, Inc.                                              1,544
                                               100   Pinnacle Financial Partners, Inc. (a)                              3,318
                                               122   Piper Jaffray Cos. (a)                                             7,948
                                               155   Placer Sierra Bancshares                                           3,684
                                               100   Premierwest Bancorp                                                1,590
                                               124   PrivateBancorp, Inc.                                               5,162
                                               126   Prosperity Bancshares, Inc.                                        4,348
                                               228   Provident Bankshares Corp.                                         8,117
                                               196   R-G Financial Corp. Class B                                        1,499
                                                66   Renasant Corp.                                                     2,022
                                               436   Republic Bancorp, Inc.                                             5,869
                                                37   Republic Bancorp, Inc. Class A                                       928
                                               143   S&T Bancorp, Inc.                                                  4,958
                                                68   SCBT Financial Corp.                                               2,838
                                               244   SVB Financial Group (a)                                           11,375
                                                60   SY Bancorp, Inc.                                                   1,680
                                                83   Sandy Spring Bancorp, Inc.                                         3,169
                                                54   Seacoast Banking Corp. of Florida                                  1,339
                                                38   Security Bank Corp.                                                  867
                                                80   Simmons First National Corp. Class A                               2,524
                                                45   Southside Bancshares, Inc.                                         1,158
                                                91   Southwest Bancorp, Inc.                                            2,535
                                               495   Sterling Bancshares, Inc.                                          6,445
                                               156   Sterling Financial Corp.                                           3,693
                                                58   Suffolk Bancorp                                                    2,212
                                                48   Sun Bancorp, Inc. (a)                                              1,011
                                               100   Superior Bancorp (a)                                               1,134
                                               324   Susquehanna Bancshares, Inc.                                       8,709
                                               164   Texas Capital Bancshares, Inc. (a)                                 3,260
                                                46   Tompkins Trustco, Inc.                                             2,091
                                                53   Trico Bancshares                                                   1,442
                                               427   TrustCo Bank Corp. NY                                              4,748
                                               295   Trustmark Corp.                                                    9,649
                                               600   UCBH Holdings, Inc.                                               10,536
                                               216   UMB Financial Corp.                                                7,886
                                                58   USB Holding Co., Inc.                                              1,398
                                               354   Umpqua Holdings Corp.                                             10,418
                                               105   Union Bankshares Corp.                                             3,212
                                               260   United Bankshares, Inc.                                           10,049
                                               170   United Community Banks, Inc.                                       5,494
                                                58   Univest Corp. of Pennsylvania                                      1,768
                                               100   Vineyard National Bancorp                                          2,302
                                                52   Virginia Commerce Bancorp (a)                                      1,034
                                                91   Virginia Financial Group, Inc.                                     2,547
                                                71   Washington Trust Bancorp, Inc.                                     1,980
                                               108   WesBanco, Inc.                                                     3,621

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               145   West Bancorp., Inc.                                          $     2,578
                                               119   West Coast Bancorp                                                 4,122
                                               218   Westamerica Bancorp.                                              11,037
                                               100   Western Alliance Bancorp (a)                                       3,477
                                               115   Wilshire Bancorp, Inc.                                             2,182
                                               151   Wintrust Financial Corp.                                           7,251
                                                41   Yardville National Bancorp                                         1,547
                                                                                                                  -----------
                                                                                                                      582,225
-----------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers                               73   Boston Beer Co., Inc. Class A (a)                                  2,627
(Wineries) - 0.0%
-----------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks - 0.1%                    18   Coca-Cola Bottling Co. Consolidated                                1,232
                                               200   Jones Soda Co. (a)                                                 2,460
                                                94   Peet's Coffee & Tea, Inc. (a)                                      2,467
                                                                                                                  -----------
                                                                                                                        6,159
-----------------------------------------------------------------------------------------------------------------------------
Biotechnology Research &                       300   ADVENTRX Pharmaceuticals, Inc. (a)                                   885
Production - 2.5%                              300   AVI BioPharma, Inc. (a)                                              954
                                               100   Acadia Pharmaceuticals, Inc. (a)                                     879
                                               100   Advanced Magnetics, Inc. (a)                                       5,972
                                               223   Albany Molecular Research, Inc. (a)                                2,355
                                               191   Alexion Pharmaceuticals, Inc. (a)                                  7,714
                                               200   Alnylam Pharmaceuticals, Inc. (a)                                  4,280
                                               300   American Oriental Bioengineering, Inc. (a)                         3,501
                                               458   Applera Corp. - Celera Genomics Group (a)                          6,407
                                               300   Arena Pharmaceuticals, Inc. (a)                                    3,873
                                               381   Ariad Pharmaceuticals, Inc. (a)                                    1,958
                                               340   Array Biopharma, Inc. (a)                                          4,393
                                               151   Arthrocare Corp. (a)                                               6,028
                                               388   Bioenvision, Inc. (a)                                              1,800
                                               328   Cell Genesys, Inc. (a)                                             1,112
                                                40   Coley Pharmaceutical Group, Inc. (a)                                 388
                                               100   Combinatorx, Inc. (a)                                                866
                                               100   Cotherix, Inc. (a)                                                 1,349
                                               351   Cubist Pharmaceuticals, Inc. (a)(g)                                6,357
                                               374   Cypress Bioscience, Inc. (a)                                       2,891
                                               100   Cytokinetics, Inc. (a)                                               748
                                               103   Digene Corp. (a)                                                   4,936
                                               120   Diversa Corp. (a)                                                  1,306
                                               351   deCODE genetics, Inc. (a)                                          1,590
                                               403   Encysive Pharmaceuticals, Inc. (a)                                 1,697
                                               311   Enzon Pharmaceuticals, Inc. (a)                                    2,647
                                               483   Exelixis, Inc. (a)                                                 4,347
                                               200   Genitope Corp. (a)                                                   704
                                               600   Genta, Inc. (a)                                                      266
                                               431   Geron Corp. (a)                                                    3,784
                                               100   Hana Biosciences, Inc. (a)                                           637
                                               827   Human Genome Sciences, Inc. (a)                                   10,288
                                               400   ICOS Corp. (a)                                                    13,516
                                               100   Idenix Pharmaceuticals, Inc. (a)                                     869
                                               531   Incyte Corp. (a)                                                   3,101

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               121   Integra LifeSciences Holdings Corp. (a)                      $     5,153
                                               210   InterMune, Inc. (a)                                                6,458
                                               100   Kendle International, Inc. (a)                                     3,145
                                                74   Kensey Nash Corp. (a)                                              2,353
                                               220   Keryx Biopharmaceuticals, Inc. (a)                                 2,926
                                               382   Lexicon Genetics, Inc. (a)                                         1,379
                                               169   MannKind Corp. (a)                                                 2,787
                                               200   Martek Biosciences Corp. (a)                                       4,668
                                               118   Maxygen, Inc. (a)                                                  1,271
                                               100   Metabasis Therapeutics, Inc. (a)                                     752
                                               100   Momenta Pharmaceuticals, Inc. (a)                                  1,573
                                             1,100   Monogram Biosciences, Inc. (a)                                     1,958
                                               216   Myriad Genetics, Inc. (a)                                          6,761
                                               430   NPS Pharmaceuticals, Inc. (a)                                      1,948
                                               357   Nabi Biopharmaceuticals (a)                                        2,420
                                               200   Nastech Pharmaceutical Co., Inc. (a)                               3,026
                                               300   Neurocrine Biosciences, Inc. (a)                                   3,126
                                               238   Northfield Laboratories, Inc. (a)(f)                                 969
                                               314   Nuvelo, Inc. (a)                                                   1,256
                                               300   OSI Pharmaceuticals, Inc. (a)                                     10,494
                                                69   PRA International, Inc. (a)                                        1,744
                                               300   Panacos Pharmaceuticals, Inc. (a)                                  1,203
                                             1,400   Peregrine Pharmaceuticals, Inc. (a)                                1,610
                                                76   PharmaNet Development Group, Inc. (a)                              1,677
                                                93   Progenics Pharmaceuticals, Inc. (a)                                2,394
                                               182   Rigel Pharmaceuticals, Inc. (a)                                    2,160
                                               300   Sangamo Biosciences, Inc. (a)                                      1,980
                                               352   Savient Pharmaceuticals, Inc. (a)                                  3,946
                                               300   Sirna Therapeutics, Inc. (a)                                       3,903
                                               100   Solexa, Inc. (a)                                                   1,315
                                               140   Tanox, Inc. (a)                                                    2,786
                                               306   Telik, Inc. (a)                                                    1,356
                                               122   Trimeris, Inc. (a)                                                 1,551
                                               400   Viropharma, Inc. (a)                                               5,856
                                               214   Zymogenetics, Inc. (a)                                             3,332
                                                                                                                  -----------
                                                                                                                      215,634
-----------------------------------------------------------------------------------------------------------------------------
Building Materials - 0.5%                       41   Ameron International Corp.                                         3,131
                                               100   BlueLinx Holdings, Inc.                                            1,040
                                               198   Building Material Holding Corp.                                    4,889
                                               166   LSI Industries, Inc.                                               3,295
                                               141   NCI Building Systems, Inc. (a)                                     7,297
                                               228   Simpson Manufacturing Co., Inc.                                    7,216
                                               148   Texas Industries, Inc.                                             9,506
                                                60   Trex Co., Inc. (a)                                                 1,373
                                               161   Watsco, Inc.                                                       7,593
                                               100   Zoltek Cos., Inc. (a)                                              1,967
                                                                                                                  -----------
                                                                                                                       47,307
-----------------------------------------------------------------------------------------------------------------------------
Building: Cement - 0.0%                        200   US Concrete, Inc. (a)                                              1,424
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing - 0.1%             90   Interline Brands, Inc. (a)                                   $     2,022
                                               452   Jacuzzi Brands, Inc. (a)                                           5,618
                                                                                                                  -----------
                                                                                                                        7,640
-----------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous - 0.2%                  80   Builders FirstSource, Inc. (a)                                     1,426
                                               205   Comfort Systems USA, Inc.                                          2,591
                                               120   Drew Industries, Inc. (a)                                          3,121
                                               100   Goodman Global, Inc. (a)                                           1,720
                                               243   Griffon Corp. (a)                                                  6,197
                                                                                                                  -----------
                                                                                                                       15,055
-----------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard - 0.1%           263   Beacon Roofing Supply, Inc. (a)                                    4,950
                                               116   ElkCorp                                                            4,766
                                                                                                                  -----------
                                                                                                                        9,716
-----------------------------------------------------------------------------------------------------------------------------
Cable Television Services - 0.1%                     Charter Communications, Inc. Class A (a)                           8,868
                                               100   Crown Media Holdings, Inc. Class A (a)                               363
                                               548   TiVo, Inc. (a)                                                     2,806
                                                                                                                  -----------
                                                                                                                       12,037
-----------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling - 0.7%                      174   Ameristar Casinos, Inc.                                            5,349
                                               242   Aztar Corp. (a)                                                   13,169
                                               359   Bally Technologies, Inc. (a)                                       6,706
                                               200   Century Casinos, Inc. (a)                                          2,232
                                                40   Churchill Downs, Inc.                                              1,710
                                               147   Dover Downs Gaming & Entertainment, Inc.                           1,965
                                                75   Isle of Capri Casinos, Inc. (a)                                    1,994
                                               100   Lakes Entertainment, Inc. (a)                                      1,079
                                               188   MTR Gaming Group, Inc. (a)                                         2,297
                                               299   Magna Entertainment Corp. Class A (a)                              1,348
                                               173   Multimedia Games, Inc. (a)                                         1,661
                                               285   Pinnacle Entertainment, Inc. (a)                                   9,445
                                               300   Progressive Gaming International Corp. (a)                         2,721
                                               243   Shuffle Master, Inc. (a)                                           6,367
                                               100   Trump Entertainment Resorts, Inc. (a)                              1,824
                                               119   WMS Industries, Inc. (a)                                           4,148
                                                                                                                  -----------
                                                                                                                       64,015
-----------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.4%                                58   American Vanguard Corp.                                              922
                                               171   Arch Chemicals, Inc.                                               5,696
                                               100   Balchem Corp.                                                      2,568
                                               280   CF Industries Holdings, Inc.                                       7,179
                                               173   Cabot Microelectronics Corp. (a)                                   5,872
                                               271   Calgon Carbon Corp. (a)                                            1,680
                                               156   Cambrex Corp.                                                      3,544
                                               100   China BAK Battery, Inc. (a)                                          652
                                               250   EnerSys (a)                                                        4,000
                                               227   Energy Conversion Devices, Inc. (a)                                7,713
                                               198   Georgia Gulf Corp.                                                 3,823
                                               693   Hercules, Inc. (a)                                                13,382
                                               103   Innospec, Inc.                                                     4,795
                                               165   MacDermid, Inc.                                                    5,627
                                               170   Medis Technologies Ltd. (a)                                        2,963
                                                32   NL Industries, Inc.                                                  331

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                                91   NewMarket Corp.                                              $     5,374
                                                64   Nuco2, Inc. (a)                                                    1,574
                                               199   OM Group, Inc. (a)                                                 9,011
                                               300   Omnova Solutions, Inc. (a)                                         1,374
                                               100   Pioneer Cos., Inc. (a)                                             2,866
                                               554   PolyOne Corp. (a)                                                  4,155
                                               140   Rockwood Holdings, Inc. (a)                                        3,536
                                               176   Schulman A, Inc.                                                   3,916
                                               100   Senomyx, Inc. (a)                                                  1,299
                                               100   Tronox, Inc. Class A                                               1,599
                                               100   Tronox, Inc. Class B                                               1,579
                                               310   UAP Holding Corp.                                                  7,806
                                               414   WR Grace & Co. (a)                                                 8,197
                                                                                                                  -----------
                                                                                                                      123,033
-----------------------------------------------------------------------------------------------------------------------------
Coal - 0.1%                                    300   Alpha Natural Resources, Inc. (a)                                  4,269
                                               600   International Coal Group, Inc. (a)                                 3,270
                                               100   James River Coal Co. (a)                                             928
                                                                                                                  -----------
                                                                                                                        8,467
-----------------------------------------------------------------------------------------------------------------------------
Commercial Information Services - 0.2%         192   Arbitron, Inc.                                                     8,340
                                             2,757   CMGI, Inc. (a)                                                     3,694
                                               179   infoUSA, Inc.                                                      2,132
                                               108   LECG Corp. (a)                                                     1,996
                                               175   ProQuest Co. (a)                                                   1,829
                                                                                                                  -----------
                                                                                                                       17,991
-----------------------------------------------------------------------------------------------------------------------------
Communications & Media - 0.1%                        Entravision Communications Corp. Class A (a)                       3,058
                                             1,500   Gemstar-TV Guide International, Inc. (a)                           6,015
                                                                                                                  -----------
                                                                                                                        9,073
-----------------------------------------------------------------------------------------------------------------------------
Communications Technology - 2.9%                     3Com Corp. (a)                                                     9,453
                                               400   Adtran, Inc.                                                       9,080
                                               106   Anaren, Inc. (a)                                                   1,882
                                               183   Anixter International, Inc. (a)                                    9,937
                                               300   Atheros Communications, Inc. (a)                                   6,396
                                               800   Avanex Corp. (a)                                                   1,512
                                               300   Avocent Corp. (a)                                                 10,155
                                                89   Bel Fuse, Inc.                                                     3,096
                                                97   Black Box Corp.                                                    4,073
                                               457   Broadwing Corp. (a)                                                7,138
                                             1,673   Brocade Communications Systems, Inc. (a)                          13,735
                                               316   CSG Systems International, Inc. (a)                                8,447
                                               100   Carrier Access Corp. (a)                                             656
                                               100   Cbeyond Communications, Inc. (a)                                   3,059
                                               100   Cogent Communications Group, Inc. (a)                              1,622
                                               300   CommScope, Inc. (a)                                                9,144
                                               100   Comtech Group, Inc. (a)                                            1,819
                                               154   Comtech Telecommunications Corp. (a)                               5,863
                                               161   Digi International, Inc. (a)                                       2,220
                                               219   Ditech Networks, Inc. (a)                                          1,515
                                               100   EMS Technologies, Inc. (a)                                         2,003
                                               219   Echelon Corp. (a)                                                  1,752

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               774   Extreme Networks, Inc. (a)                                   $     3,243
                                             1,377   Finisar Corp. (a)                                                  4,448
                                               800   Foundry Networks, Inc. (a)                                        11,984
                                               513   Harmonic, Inc. (a)                                                 3,730
                                               100   ID Systems, Inc. (a)                                               1,882
                                               158   InPhonic, Inc. (a)                                                 1,752
                                               152   Inter-Tel, Inc.                                                    3,368
                                               262   InterVoice, Inc. (a)                                               2,007
                                               195   Ixia (a)                                                           1,872
                                               330   j2 Global Communications, Inc. (a)                                 8,993
                                               259   Netgear, Inc. (a)                                                  6,799
                                               208   Novatel Wireless, Inc. (a)                                         2,011
                                                94   Oplink Communications, Inc. (a)                                    1,933
                                               358   Redback Networks, Inc. (a)                                         8,929
                                               309   Secure Computing Corp. (a)                                         2,027
                                               200   Sirenza Microdevices, Inc. (a)                                     1,572
                                             1,500   Sonus Networks, Inc. (a)                                           9,885
                                               140   Standard Microsystems Corp. (a)                                    3,917
                                               600   Stratex Networks, Inc. (a)                                         2,898
                                             1,069   Sycamore Networks, Inc. (a)                                        4,019
                                               120   Syniverse Holdings, Inc. (a)                                       1,799
                                             1,300   TIBCO Software, Inc. (a)                                          12,272
                                               166   Talx Corp.                                                         4,557
                                               345   Tekelec (a)                                                        5,116
                                               157   Terremark Worldwide, Inc. (a)                                      1,055
                                                51   Ulticom, Inc. (a)                                                    489
                                               700   UTstarcom, Inc. (a)                                                6,125
                                               153   Viasat, Inc. (a)                                                   4,561
                                               300   Vonage Holdings Corp. (a)                                          2,082
                                               286   WebEx Communications, Inc. (a)                                     9,979
                                               501   Zhone Technologies, Inc. (a)                                         651
                                                                                                                  -----------
                                                                                                                      250,512
-----------------------------------------------------------------------------------------------------------------------------
Computer Services Software &                   400   @Road, Inc. (a)                                                    2,920
Systems - 4.7%                                 100   Access Integrated Technologies, Inc. (a)                             872
                                               300   Actuate Corp. (a)                                                  1,782
                                               383   Agile Software Corp. (a)                                           2,355
                                               146   Altiris, Inc. (a)                                                  3,705
                                               100   American Reprographics Co. (a)                                     3,331
                                               100   Ansoft Corp. (a)                                                   2,780
                                               216   Ansys, Inc. (a)                                                    9,394
                                               401   Ariba, Inc. (a)                                                    3,104
                                               600   Art Technology Group, Inc. (a)                                     1,398
                                               316   Aspen Technology, Inc. (a)                                         3,482
                                               200   Audible, Inc. (a)                                                  1,586
                                             1,100   BearingPoint, Inc. (a)                                             8,657
                                               200   Blackbaud, Inc.                                                    5,200
                                               100   Blackboard, Inc. (a)                                               3,004
                                                81   Blue Coat Systems, Inc. (a)                                        1,940
                                               564   Borland Software Corp. (a)                                         3,068
                                               200   Bottomline Technologies, Inc. (a)                                  2,290

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               200   CACI International, Inc. Class A (a)                         $    11,300
                                               100   COMSYS IT Partners, Inc. (a)                                       2,021
                                               400   Chordiant Software, Inc. (a)                                       1,324
                                               303   Ciber, Inc. (a)                                                    2,054
                                               143   Concur Technologies, Inc. (a)                                      2,294
                                               100   Convera Corp. (a)                                                    459
                                               125   Covansys Corp. (a)                                                 2,869
                                               255   Dendrite International, Inc. (a)                                   2,731
                                               204   Digital River, Inc. (a)                                           11,381
                                               497   Digitas, Inc. (a)                                                  6,665
                                               116   EPIQ Systems, Inc. (a)                                             1,969
                                               373   Electronics for Imaging, Inc. (a)                                  9,914
                                               200   Emageon, Inc. (a)                                                  3,072
                                               285   Epicor Software Corp. (a)                                          3,850
                                               158   Equinix, Inc. (a)                                                 11,948
                                                82   eCollege.com, Inc. (a)                                             1,283
                                               382   Gartner, Inc. Class A (a)                                          7,560
                                               300   Hyperion Solutions Corp. (a)                                      10,782
                                               124   Infocrossing, Inc. (a)                                             2,021
                                               499   Informatica Corp. (a)                                              6,093
                                               281   Internet Capital Group, Inc. (a)                                   2,883
                                               261   Interwoven, Inc. (a)                                               3,829
                                               100   i2 Technologies, Inc. (a)                                          2,282
                                               100   iGate Corp. (a)                                                      688
                                               196   JDA Software Group, Inc. (a)                                       2,699
                                               122   Jupitermedia Corp. (a)                                               966
                                               158   Kanbay International, Inc. (a)                                     4,546
                                               305   Keane, Inc. (a)                                                    3,633
                                               621   Lawson Software, Inc. (a)                                          4,589
                                               368   Lionbridge Technologies, Inc. (a)                                  2,370
                                               339   Macrovision Corp. (a)                                              9,580
                                               240   Magma Design Automation, Inc. (a)                                  2,143
                                               211   Manhattan Associates, Inc. (a)                                     6,347
                                                96   Mantech International Corp. Class A (a)                            3,536
                                               158   Mapinfo Corp. (a)                                                  2,062
                                               528   Mentor Graphics Corp. (a)                                          9,520
                                               152   Mercury Computer Systems, Inc. (a)                                 2,031
                                               186   Merge Technologies, Inc. (a)                                       1,216
                                               101   MicroStrategy, Inc. Class A (a)                                   11,515
                                               224   Micros Systems, Inc. (a)                                          11,805
                                               116   Ness Technologies, Inc. (a)                                        1,654
                                               116   Netscout Systems, Inc. (a)                                           963
                                               781   Nuance Communications, Inc. (a)                                    8,950
                                               552   Openwave Systems, Inc. (a)                                         5,095
                                               423   Opsware, Inc. (a)                                                  3,731
                                               113   PDF Solutions, Inc. (a)                                            1,633
                                               198   Packeteer, Inc. (a)                                                2,693
                                               694   Parametric Technology Corp. (a)                                   12,506
                                               100   Pegasystems, Inc.                                                    987
                                               288   Progress Software Corp. (a)                                        8,044

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               100   QAD, Inc.                                                    $       839
                                               409   Quest Software, Inc. (a)                                           5,992
                                               595   RealNetworks, Inc. (a)                                             6,509
                                               100   RightNow Technologies, Inc. (a)                                    1,722
                                               200   SAVVIS, Inc. (a)                                                   7,140
                                                53   SI International, Inc. (a)                                         1,718
                                                72   SPSS, Inc. (a)                                                     2,165
                                               200   SRA International, Inc. Class A (a)                                5,348
                                               127   SYKES Enterprises, Inc. (a)                                        2,240
                                               149   SafeNet, Inc. (a)                                                  3,567
                                               486   Sapient Corp. (a)                                                  2,668
                                               200   Sigma Designs, Inc. (a)                                            5,090
                                               100   Smith Micro Software, Inc. (a)                                     1,419
                                               352   SonicWALL, Inc. (a)                                                2,964
                                               500   Sybase, Inc. (a)                                                  12,350
                                               262   Transaction Systems Architects, Inc. Class A (a)                   8,533
                                               242   Trizetto Group (a)                                                 4,446
                                               201   Tyler Technologies, Inc. (a)                                       2,826
                                                84   Ultimate Software Group, Inc. (a)                                  1,954
                                               400   VA Software Corp. (a)                                              2,012
                                               100   VASCO Data Security International, Inc. (a)                        1,181
                                                66   Verint Systems, Inc. (a)                                           2,262
                                               209   Vignette Corp. (a)                                                 3,568
                                               290   Websense, Inc. (a)                                                 6,621
                                               490   Wind River Systems, Inc. (a)                                       5,023
                                               159   Witness Systems, Inc. (a)                                          2,787
                                               369   webMethods, Inc. (a)                                               2,716
                                               259   Zoran Corp. (a)                                                    3,776
                                                                                                                  -----------
                                                                                                                      406,390
-----------------------------------------------------------------------------------------------------------------------------
Computer Technology - 1.1%                     668   Adaptec, Inc. (a)                                                  3,113
                                               170   Advanced Analogic Technologies, Inc. (a)                             916
                                               527   Emulex Corp. (a)                                                  10,282
                                               206   FalconStor Software, Inc. (a)                                      1,782
                                             1,618   Gateway, Inc. (a)                                                  3,252
                                               162   Hutchinson Technology, Inc. (a)                                    3,818
                                               219   Imation Corp.                                                     10,168
                                               305   Intermec, Inc. (a)                                                 7,402
                                               197   Komag, Inc. (a)                                                    7,462
                                               873   McData Corp. (a)                                                   4,845
                                               194   Mobility Electronics, Inc. (a)                                       650
                                               100   Neoware Systems, Inc. (a)                                          1,321
                                               570   Palm, Inc. (a)                                                     8,031
                                               475   Perot Systems Corp. Class A (a)                                    7,785
                                             1,069   Quantum Corp. (a)                                                  2,480
                                               200   Rackable Systems, Inc. (a)                                         6,194
                                               200   Radiant Systems, Inc. (a)                                          2,088
                                               139   Radisys Corp. (a)                                                  2,317
                                               600   Safeguard Scientifics, Inc. (a)                                    1,452
                                                69   Stratasys, Inc. (a)                                                2,167

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               136   Synaptics, Inc. (a)                                          $     4,038
                                               380   Trident Microsystems, Inc. (a)                                     6,908
                                                                                                                  -----------
                                                                                                                       98,471
-----------------------------------------------------------------------------------------------------------------------------
Construction - 0.4%                             85   Brookfield Homes Corp.                                             3,192
                                               178   EMCOR Group, Inc. (a)                                             10,119
                                               201   Granite Construction, Inc.                                        10,114
                                                65   Perini Corp. (a)                                                   2,001
                                               178   Washington Group International, Inc. (a)                          10,643
                                                                                                                  -----------
                                                                                                                       36,069
-----------------------------------------------------------------------------------------------------------------------------
Consumer Electronics - 0.8%                    872   CNET Networks, Inc. (a)                                            7,926
                                             1,700   Covad Communications Group, Inc. (a)                               2,346
                                                98   DTS, Inc. (a)                                                      2,371
                                               804   Earthlink, Inc. (a)                                                5,708
                                               216   Infospace, Inc. (a)                                                4,430
                                               160   Internap Network Services Corp. (a)                                3,179
                                               339   Ipass, Inc. (a)                                                    1,993
                                               100   LoJack Corp. (a)                                                   1,708
                                               178   Midway Games, Inc. (a)                                             1,242
                                               155   NIC, Inc. (a)                                                        770
                                               200   NetFlix, Inc. (a)                                                  5,172
                                               100   Parkervision, Inc. (a)                                             1,115
                                               131   Sohu.com, Inc. (a)                                                 3,144
                                               403   THQ, Inc. (a)                                                     13,106
                                               400   Take-Two Interactive Software, Inc. (a)                            7,104
                                               428   United Online, Inc.                                                5,684
                                               112   Universal Electronics, Inc. (a)                                    2,354
                                               100   WebSideStory, Inc. (a)                                             1,266
                                                                                                                  -----------
                                                                                                                       70,618
-----------------------------------------------------------------------------------------------------------------------------
Consumer Products - 0.7%                       300   American Greetings Class A                                         7,161
                                               106   Blyth, Inc.                                                        2,200
                                                24   CSS Industries, Inc.                                                 849
                                                80   Mannatech, Inc.                                                    1,178
                                               199   Matthews International Corp. Class A                               7,831
                                               203   Nautilus, Inc.                                                     2,842
                                               167   Oakley, Inc.                                                       3,350
                                               283   Playtex Products, Inc. (a)                                         4,072
                                               120   RC2 Corp. (a)                                                      5,280
                                               200   Spectrum Brands, Inc. (a)                                          2,180
                                               184   The Topps Co., Inc.                                                1,638
                                               368   Tupperware Corp.                                                   8,320
                                                79   USANA Health Sciences, Inc. (a)                                    4,081
                                               243   Yankee Candle Co., Inc.                                            8,330
                                                                                                                  -----------
                                                                                                                       59,312
-----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Metals &               200   Aptargroup, Inc.                                                  11,808
Glass - 0.4%                                    95   Greif, Inc.                                                       11,248
                                               210   Mobile Mini, Inc. (a)                                              5,657
                                               160   Silgan Holdings, Inc.                                              7,027
                                                                                                                  -----------
                                                                                                                       35,740
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Paper &                390   Graphic Packaging Corp. (a)                                  $     1,689
Plastic - 0.1%                                 200   Myers Industries, Inc.                                             3,132
                                                                                                                  -----------
                                                                                                                        4,821
-----------------------------------------------------------------------------------------------------------------------------
Copper - 0.1%                                  217   Mueller Industries, Inc.                                           6,879
-----------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.1%                               165   Elizabeth Arden, Inc. (a)                                          3,143
                                                52   Inter Parfums, Inc.                                                  998
                                               332   Nu Skin Enterprises, Inc. Class A                                  6,052
                                               100   Parlux Fragrances, Inc. (a)                                          557
                                               930   Revlon, Inc. Class A (a)                                           1,190
                                                                                                                  -----------
                                                                                                                       11,940
-----------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 0.4%                The BISYS Group, Inc. (a)                                          9,037
                                               162   Euronet Worldwide, Inc. (a)                                        4,810
                                               354   F.N.B. Corp.                                                       6,468
                                               100   Greenhill & Co., Inc.                                              7,380
                                               100   Huron Consulting Group, Inc. (a)                                   4,534
                                               100   Rewards Network, Inc. (a)                                            695
                                               264   USI Holdings Corp. (a)                                             4,055
                                                                                                                  -----------
                                                                                                                       36,979
-----------------------------------------------------------------------------------------------------------------------------
Diversified Materials &                        297   Acuity Brands, Inc.                                               15,456
Processing - 0.7%                              234   Barnes Group, Inc.                                                 5,089
                                               238   Brady Corp.                                                        8,873
                                               318   Clarcor, Inc.                                                     10,752
                                               497   Hexcel Corp. (a)                                                   8,653
                                               100   Koppers Holdings, Inc.                                             2,607
                                               478   Olin Corp.                                                         7,897
                                               159   Tredegar Corp.                                                     3,595
                                                                                                                  -----------
                                                                                                                       62,922
-----------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store                           357   Casey's General Stores, Inc.                                       8,407
Chains - 0.5%
                                               144   Great Atlantic & Pacific Tea Co.                                   3,707
                                               107   Ingles Markets, Inc. Class A                                       3,188
                                               183   Longs Drug Stores Corp.                                            7,756
                                                91   Nash Finch Co.                                                     2,484
                                               380   Pathmark Stores, Inc. (a)                                          4,237
                                               196   Ruddick Corp.                                                      5,439
                                               104   Smart & Final, Inc. (a)                                            1,966
                                               100   Spartan Stores, Inc.                                               2,093
                                                61   Weis Markets, Inc.                                                 2,447
                                               219   Wild Oats Markets, Inc. (a)                                        3,149
                                                                                                                  -----------
                                                                                                                       44,873
-----------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals - 2.4%                       AVANIR Pharmaceuticals Class A (a)(f)                                808
                                               150   Adams Respiratory Therapeutics, Inc. (a)                           6,121
                                               286   Adolor Corp. (a)                                                   2,151
                                               300   Akorn, Inc. (a)                                                    1,875
                                               569   Alkermes, Inc. (a)                                                 7,607
                                               241   Alpharma, Inc. Class A                                             5,808
                                               100   Anadys Pharmaceuticals, Inc. (a)                                     492
                                               256   Atherogenics, Inc. (a)                                             2,537
                                               100   Auxilium Pharmaceuticals, Inc. (a)                                 1,469
                                                73   Bentley Pharmaceuticals, Inc. (a)                                    742

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               200   BioCryst Pharmaceuticals, Inc. (a)                           $     2,312
                                               468   BioMarin Pharmaceuticals, Inc. (a)                                 7,671
                                               100   Bradley Pharmaceuticals, Inc. (a)                                  2,058
                                               286   CV Therapeutics, Inc. (a)                                          3,993
                                               100   Caraco Pharmaceutical Laboratories Ltd. (a)                        1,400
                                               122   Chattem, Inc. (a)                                                  6,110
                                               657   Dendreon Corp. (a)                                                 2,740
                                               400   Depomed, Inc. (a)                                                  1,380
                                               382   Durect Corp. (a)                                                   1,696
                                               200   Emisphere Technologies, Inc. (a)                                   1,058
                                               250   Enzo Biochem, Inc. (a)                                             3,568
                                               100   Hi-Tech Pharmacal Co., Inc. (a)                                    1,217
                                               500   Indevus Pharmaceuticals, Inc. (a)                                  3,550
                                               488   Isis Pharmaceuticals, Inc. (a)                                     5,427
                                               250   KV Pharmaceutical Co. Class A (a)                                  5,945
                                               500   MGI Pharma, Inc. (a)                                               9,205
                                               698   Medarex, Inc. (a)                                                 10,323
                                               327   Medicines Co. (a)                                                 10,372
                                               300   Medicis Pharmaceutical Corp. Class A                              10,539
                                               600   Nektar Therapeutics (a)                                            9,126
                                               100   New River Pharmaceuticals, Inc. (a)                                5,471
                                               600   Novavax, Inc. (a)                                                  2,460
                                               170   Noven Pharmaceuticals, Inc. (a)                                    4,327
                                               321   Onyx Pharmaceuticals, Inc. (a)                                     3,396
                                               270   Pain Therapeutics, Inc. (a)                                        2,403
                                               233   Par Pharmaceutical Cos., Inc. (a)                                  5,212
                                               133   Penwest Pharmaceuticals Co. (a)                                    2,210
                                               441   Perrigo Co.                                                        7,629
                                                92   Pharmion Corp. (a)                                                 2,368
                                               195   Pozen, Inc. (a)                                                    3,313
                                               100   Quidel Corp. (a)                                                   1,362
                                               222   Regeneron Pharmaceuticals, Inc. (a)                                4,456
                                               100   Renovis, Inc. (a)                                                    316
                                               353   Salix Pharmaceuticals Ltd. (a)                                     4,296
                                               200   Santarus, Inc. (a)                                                 1,566
                                               185   Sciele Pharma, Inc. (a)                                            4,440
                                               100   Somaxon Pharmaceuticals, Inc. (a)                                  1,419
                                               269   SuperGen, Inc. (a)                                                 1,367
                                               132   United Therapeutics Corp. (a)                                      7,177
                                               500   Valeant Pharmaceuticals International                              8,620
                                               100   Xenoport, Inc. (a)                                                 2,455
                                                                                                                  -----------
                                                                                                                      205,563
-----------------------------------------------------------------------------------------------------------------------------
Education Services - 0.4%                      188   Bright Horizons Family Solutions, Inc. (a)                         7,268
                                               500   Corinthian Colleges, Inc. (a)                                      6,815
                                               400   DeVry, Inc.                                                       11,200
                                                86   Educate, Inc. (a)                                                    612
                                               102   Strayer Education, Inc.                                           10,817
                                                84   Universal Technical Institute, Inc. (a)                            1,866
                                                                                                                  -----------
                                                                                                                       38,578
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics - 0.3%                390   Benchmark Electronics, Inc. (a)                              $     9,500
                                               112   OSI Systems, Inc. (a)                                              2,344
                                               261   Plexus Corp. (a)                                                   6,233
                                               298   TTM Technologies, Inc. (a)                                         3,376
                                               108   Universal Display Corp. (a)                                        1,621
                                                                                                                  -----------
                                                                                                                       23,074
-----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment &                          96   AO Smith Corp.                                                     3,606
Components - 1.0%                              180   American Superconductor Corp. (a)                                  1,766
                                               235   Baldor Electric Co.                                                7,854
                                               208   CTS Corp.                                                          3,266
                                               166   Cohu, Inc.                                                         3,347
                                               100   Color Kinetics, Inc. (a)                                           2,135
                                                94   Franklin Electric Co., Inc.                                        4,831
                                               338   General Cable Corp. (a)                                           14,774
                                               172   Genlyte Group, Inc. (a)                                           13,435
                                               160   Littelfuse, Inc. (a)                                               5,101
                                               198   MKS Instruments, Inc. (a)                                          4,471
                                                70   Powell Industries, Inc. (a)                                        2,210
                                               490   Power-One, Inc. (a)                                                3,567
                                               135   Sonic Solutions, Inc. (a)                                          2,201
                                               427   Taser International, Inc. (a)                                      3,245
                                               244   Technitrol, Inc.                                                   5,829
                                                92   Triumph Group, Inc.                                                4,824
                                                                                                                  -----------
                                                                                                                       86,462
-----------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance - 0.0%          20   National Presto Industries, Inc.                                   1,197
-----------------------------------------------------------------------------------------------------------------------------
Electronics - 0.7%                             408   Aeroflex, Inc. (a)                                                 4,782
                                               214   Agilysys, Inc.                                                     3,582
                                               200   Avid Technology, Inc. (a)                                          7,452
                                               258   Daktronics, Inc.                                                   9,507
                                               400   Flir Systems, Inc. (a)                                            12,732
                                               134   II-VI, Inc. (a)                                                    3,744
                                               491   Kopin Corp. (a)                                                    1,753
                                               726   MRV Communications, Inc. (a)                                       2,570
                                               249   Methode Electronics, Inc.                                          2,697
                                                57   Multi-Fineline Electronix, Inc. (a)                                1,157
                                               105   Park Electrochemical Corp.                                         2,693
                                               400   Semtech Corp. (a)                                                  5,228
                                                42   Supertex, Inc. (a)                                                 1,649
                                                                                                                  -----------
                                                                                                                       59,546
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments,                      155   Itron, Inc. (a)                                                    8,035
Gauges & Meters - 0.1%                          56   Measurement Specialties, Inc. (a)                                  1,212
                                               100   Zygo Corp. (a)                                                     1,645
                                                                                                                  -----------
                                                                                                                       10,892
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems - 0.9%                  Affymetrix, Inc. (a)                                               9,224
                                                65   Analogic Corp.                                                     3,649
                                                93   Aspect Medical Systems, Inc. (a)                                   1,749
                                               200   Bruker BioSciences Corp. (a)                                       1,502
                                               152   Candela Corp. (a)                                                  1,880

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                                66   Datascope Corp.                                              $     2,405
                                               310   eResearch Technology, Inc. (a)                                     2,086
                                               156   Greatbatch, Inc. (a)                                               4,200
                                               143   Haemonetics Corp. (a)                                              6,438
                                               200   HealthTronics, Inc. (a)                                            1,332
                                               344   Hologic, Inc. (a)                                                 16,264
                                               222   Illumina, Inc. (a)                                                 8,727
                                                63   IntraLase Corp. (a)                                                1,410
                                               143   Luminex Corp. (a)                                                  1,816
                                               100   Natus Medical, Inc. (a)                                            1,661
                                               100   Neurometrix, Inc. (a)                                              1,491
                                               100   NxStage Medical, Inc. (a)                                            838
                                               116   Quality Systems, Inc.                                              4,323
                                               100   Sirona Dental Systems, Inc.                                        3,851
                                                74   Zoll Medical Corp. (a)                                             4,310
                                                                                                                  -----------
                                                                                                                       79,156
-----------------------------------------------------------------------------------------------------------------------------
Electronics:                                   278   AMIS Holdings, Inc. (a)                                            2,938
Semi-Conductors/Components - 1.9%              191   Actel Corp. (a)                                                    3,469
                                               600   Amkor Technology, Inc. (a)                                         5,604
                                               300   Anadigics, Inc. (a)                                                2,658
                                             1,800   Applied Micro Circuits Corp. (a)                                   6,408
                                               600   Bookham, Inc. (a)                                                  2,442
                                               508   Cirrus Logic, Inc. (a)                                             3,495
                                             2,900   Conexant Systems, Inc. (a)                                         5,916
                                               213   DSP Group, Inc. (a)                                                4,622
                                                91   Diodes, Inc. (a)                                                   3,229
                                               196   Exar Corp. (a)                                                     2,548
                                                64   Excel Technology, Inc. (a)                                         1,638
                                                90   First Solar, Inc. (a)                                              2,682
                                               298   Formfactor, Inc. (a)                                              11,101
                                               194   Genesis Microchip, Inc. (a)                                        1,967
                                               100   Hittite Microwave Corp. (a)                                        3,232
                                               153   IXYS Corp. (a)                                                     1,362
                                               100   Ikanos Communications, Inc. (a)                                      869
                                               694   Lattice Semiconductor Corp. (a)                                    4,497
                                               242   MIPS Technologies, Inc. (a)                                        2,009
                                               421   Micrel, Inc. (a)                                                   4,538
                                               374   Microsemi Corp. (a)                                                7,349
                                               297   Microtune, Inc. (a)                                                1,396
                                               600   Mindspeed Technologies, Inc. (a)                                   1,146
                                               100   MoSys, Inc. (a)                                                      925
                                               100   Monolithic Power Systems, Inc. (a)                                 1,111
                                               100   Netlogic Microsystems, Inc. (a)                                    2,169
                                               838   ON Semiconductor Corp. (a)                                         6,344
                                               382   Omnivision Technologies, Inc. (a)                                  5,214
                                               117   PLX Technology, Inc. (a)                                           1,526
                                               183   Pericom Semiconductor Corp. (a)                                    2,099
                                               154   Portalplayer, Inc. (a)                                             2,071
                                             1,186   RF Micro Devices, Inc. (a)                                         8,053
                                               472   Silicon Image, Inc. (a)                                            6,004

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               593   Silicon Storage Technology, Inc. (a)                         $     2,674
                                               255   Sirf Technology Holdings, Inc. (a)                                 6,508
                                               955   Skyworks Solutions, Inc. (a)                                       6,761
                                               100   Sunpower Corp. Class A (a)                                         3,717
                                               261   Tessera Technologies, Inc. (a)                                    10,529
                                             1,000   Transmeta Corp. (a)                                                1,110
                                               800   Transwitch Corp. (a)                                               1,120
                                             1,039   TriQuint Semiconductor, Inc. (a)                                   4,676
                                                42   Volterra Semiconductor Corp. (a)                                     630
                                                                                                                  -----------
                                                                                                                      160,356
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Technology - 0.5%                 100   3D Systems Corp. (a)                                               1,596
                                               100   Acacia Research - Acacia Technologies (a)                          1,338
                                               100   American Science & Engineering, Inc. (a)                           5,951
                                               224   Checkpoint Systems, Inc. (a)                                       4,525
                                               200   Cogent, Inc. (a)                                                   2,202
                                               186   Coherent, Inc. (a)                                                 5,872
                                                86   Cubic Corp.                                                        1,866
                                                90   EDO Corp.                                                          2,137
                                               100   Eagle Test Systems, Inc. (a)                                       1,458
                                               100   Essex Corp. (a)                                                    2,391
                                               100   Gerber Scientific, Inc. (a)                                        1,256
                                               100   Herley Industries, Inc. (a)                                        1,619
                                                81   Innovative Solutions & Support, Inc. (a)                           1,379
                                               200   Ionatron, Inc. (a)                                                   820
                                               534   Kemet Corp. (a)                                                    3,898
                                               100   Maxwell Technologies, Inc. (a)                                     1,395
                                               152   Scansource, Inc. (a)                                               4,621
                                                                                                                  -----------
                                                                                                                       44,324
-----------------------------------------------------------------------------------------------------------------------------
Energy Equipment - 0.0%                        500   Capstone Turbine Corp. (a)                                           615
                                               100   Metretek Technologies, Inc. (a)                                    1,232
                                               423   Plug Power, Inc. (a)                                               1,645
                                                                                                                  -----------
                                                                                                                        3,492
-----------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous - 0.7%                     70   Alon USA Energy, Inc.                                              1,842
                                               180   Aventine Renewable Energy Holdings, Inc. (a)                       4,241
                                                81   Crosstex Energy, Inc.                                              2,567
                                               100   Dawson Geophysical Co. (a)(g)                                      3,643
                                               380   Evergreen Energy, Inc. (a)                                         3,758
                                               400   Evergreen Solar, Inc. (a)                                          3,028
                                               312   FuelCell Energy, Inc. (a)                                          2,016
                                               100   Matrix Service Co. (a)                                             1,610
                                                76   Ormat Technologies, Inc.                                           2,798
                                               100   Pacific Ethanol, Inc. (a)                                          1,538
                                               108   Penn Virginia Corp.                                                7,564
                                               800   Rentech, Inc. (a)                                                  3,016
                                               248   Syntroleum Corp. (a)                                                 858
                                               206   Veritas DGC, Inc. (a)                                             17,640
                                                                                                                  -----------
                                                                                                                       56,119
-----------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting                      100   Clean Harbors, Inc. (a)                                            4,841
Services - 0.3%                                272   Dycom Industries, Inc. (a)                                         5,745

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               100   Infrasource Services, Inc. (a)                               $     2,177
                                                45   Layne Christensen Co. (a)                                          1,477
                                               450   SAIC, Inc. (a)                                                     8,006
                                                                                                                  -----------
                                                                                                                       22,246
-----------------------------------------------------------------------------------------------------------------------------
Entertainment - 0.3%                            64   Carmike Cinemas, Inc.                                              1,305
                                               100   Dover Motorsports, Inc.                                              531
                                               213   Gaylord Entertainment Co. (a)                                     10,848
                                               400   Live Nation (a)                                                    8,960
                                               167   Lodgenet Entertainment Corp. (a)                                   4,180
                                                85   Speedway Motorsports, Inc.                                         3,264
                                                                                                                  -----------
                                                                                                                       29,088
-----------------------------------------------------------------------------------------------------------------------------
Fertilizers - 0.1%                             555   Terra Industries, Inc. (a)                                         6,649
-----------------------------------------------------------------------------------------------------------------------------
Finance Companies - 0.2%                       129   Accredited Home Lenders Holding Co. (a)                            3,519
                                                75   Asta Funding, Inc.                                                 2,283
                                               200   International Securities Exchange, Inc.                            9,358
                                               100   MVC Capital, Inc.                                                  1,336
                                                91   World Acceptance Corp. (a)                                         4,272
                                                                                                                  -----------
                                                                                                                       20,768
-----------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan - 0.1%                     450   Advance America, Cash Advance Centers, Inc.                        6,592
                                               100   Dollar Financial Corp. (a)                                         2,786
                                                                                                                  -----------
                                                                                                                        9,378
-----------------------------------------------------------------------------------------------------------------------------
Financial Data Processing                      173   Advent Software, Inc. (a)                                          6,105
Services & Systems - 1.1%                      111   CompuCredit Corp. (a)                                              4,419
                                               217   Cybersource Corp. (a)                                              2,391
                                               300   Deluxe Corp.                                                       7,560
                                               249   Digital Insight Corp. (a)                                          9,584
                                               301   eFunds Corp. (a)                                                   8,278
                                               181   eSpeed, Inc. Class A (a)                                           1,580
                                               100   Heartland Payment Systems, Inc.                                    2,825
                                               384   Hypercom Corp. (a)                                                 2,438
                                               500   Jack Henry & Associates, Inc.                                     10,700
                                               200   John H. Harland Co.                                               10,040
                                               214   Kronos, Inc. (a)                                                   7,862
                                               100   Online Resources Corp. (a)                                         1,021
                                               185   Open Solutions, Inc. (a)                                           6,963
                                               100   TNS, Inc. (a)                                                      1,925
                                               200   TradeStation Group, Inc. (a)                                       2,750
                                               270   Wright Express Corp. (a)                                           8,416
                                                                                                                  -----------
                                                                                                                       94,857
-----------------------------------------------------------------------------------------------------------------------------
Financial Information Services - 0.3%          100   Bankrate, Inc. (a)                                                 3,795
                                               200   INVESTools, Inc. (a)                                               2,758
                                               200   Interactive Data Corp.                                             4,808
                                               100   Morningstar, Inc. (a)                                              4,505
                                               660   Move, Inc. (a)                                                     3,637
                                               430   S1 Corp. (a)                                                       2,369
                                               100   TheStreet.com, Inc.                                                  890
                                                                                                                  -----------
                                                                                                                       22,762
-----------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous - 0.8%                 145   Advanta Corp. Class B                                              6,326
                                                33   Asset Acceptance Capital Corp. (a)                                   555

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               203   Cash America International, Inc.                             $     9,521
                                                13   Enstar Group, Inc. (a)                                             1,247
                                                71   Federal Agricultural Mortgage Corp. Class B                        1,926
                                               189   Financial Federal Corp.                                            5,558
                                               186   First Cash Financial Services, Inc. (a)                            4,812
                                               200   Global Cash Access, Inc. (a)                                       3,246
                                               119   Harris & Harris Group, Inc. (a)                                    1,439
                                               127   LandAmerica Financial Group, Inc.                                  8,015
                                                90   Portfolio Recovery Associates, Inc. (a)                            4,202
                                                53   Sanders Morris Harris Group, Inc.                                    677
                                               321   Sotheby's Holdings, Inc. Class A                                   9,957
                                               193   Sterling Bancorp                                                   3,802
                                               106   Stewart Information Services Corp.                                 4,596
                                                53   Triad Guaranty, Inc. (a)                                           2,908
                                                48   WSFS Financial Corp.                                               3,213
                                                                                                                  -----------
                                                                                                                       72,000
-----------------------------------------------------------------------------------------------------------------------------
Foods - 1.1%                                   289   Chiquita Brands International, Inc.                                4,615
                                               100   Diamond Foods, Inc.                                                1,901
                                               328   Flowers Foods, Inc.                                                8,853
                                               192   Hain Celestial Group, Inc. (a)                                     5,992
                                                60   J&J Snack Foods Corp.                                              2,484
                                               195   Lance, Inc.                                                        3,916
                                               100   M&F Worldwide Corp. (a)                                            2,526
                                               100   Medifast, Inc. (a)                                                 1,258
                                               300   NBTY, Inc. (a)                                                    12,471
                                               222   Performance Food Group Co. (a)                                     6,136
                                               200   Pilgrim's Pride Corp.                                              5,886
                                                70   Premium Standard Farms, Inc.                                       1,300
                                               194   Ralcorp Holdings, Inc. (a)                                         9,873
                                                78   Sanderson Farms, Inc.                                              2,363
                                                 2   Seaboard Corp.                                                     3,530
                                               289   Sensient Technologies Corp.                                        7,109
                                               203   Tootsie Roll Industries, Inc.                                      6,638
                                               200   TreeHouse Foods, Inc. (a)                                          6,240
                                                                                                                  -----------
                                                                                                                       93,091
-----------------------------------------------------------------------------------------------------------------------------
Forest Products - 0.1%                          54   Deltic Timber Corp.                                                3,012
                                                93   Universal Forest Products, Inc.                                    4,336
                                                                                                                  -----------
                                                                                                                        7,348
-----------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services - 0.1%          193   Ennis, Inc.                                                        4,721
                                               100   The Standard Register Co.                                          1,200
                                                                                                                  -----------
                                                                                                                        5,921
-----------------------------------------------------------------------------------------------------------------------------
Funeral Parlors &                              653   Stewart Enterprises, Inc. Class A                                  4,081
Cemeteries - 0.1%
-----------------------------------------------------------------------------------------------------------------------------
Glass - 0.1%                                   219   Apogee Enterprises, Inc.                                           4,229
-----------------------------------------------------------------------------------------------------------------------------
Gold - 0.2%                                  1,847   Coeur d'Alene Mines Corp. (a)                                      9,143
                                               133   Royal Gold, Inc.                                                   4,785
                                                                                                                  -----------
                                                                                                                       13,928
-----------------------------------------------------------------------------------------------------------------------------
Health Care Facilities - 0.7%                  100   Capital Senior Living Corp. (a)                                    1,064
                                               100   Five Star Quality Care, Inc. (a)                                   1,115

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               143   Genesis HealthCare Corp. (a)                                 $     6,754
                                               150   Kindred Healthcare, Inc. (a)                                       3,788
                                               114   LCA-Vision, Inc.                                                   3,917
                                               100   Medcath Corp. (a)                                                  2,736
                                                32   National Healthcare Corp.                                          1,766
                                               342   Psychiatric Solutions, Inc. (a)                                   12,832
                                               100   Radiation Therapy Services, Inc. (a)                               3,152
                                                96   Res-Care, Inc. (a)                                                 1,742
                                               200   Sun Healthcare Group, Inc. (a)                                     2,526
                                               294   Sunrise Senior Living, Inc. (a)                                    9,032
                                               297   United Surgical Partners International, Inc. (a)                   8,420
                                                                                                                  -----------
                                                                                                                       58,844
-----------------------------------------------------------------------------------------------------------------------------
Health Care Management Services - 0.7%         300   AMERIGROUP Corp. (a)                                              10,767
                                               211   Allscripts Healthcare Solutions, Inc. (a)                          5,695
                                               215   Amsurg Corp. (a)                                                   4,945
                                               284   Centene Corp. (a)                                                  6,978
                                                63   Computer Programs & Systems, Inc.                                  2,141
                                                42   Corvel Corp. (a)                                                   1,998
                                               223   Eclipsys Corp. (a)                                                 4,585
                                               100   Healthspring, Inc. (a)                                             2,035
                                               100   Horizon Health Corp. (a)                                           1,957
                                                58   Molina Healthcare, Inc. (a)                                        1,886
                                               100   Omnicell, Inc. (a)                                                 1,863
                                               221   Per-Se Technologies, Inc. (a)                                      6,139
                                               200   Phase Forward, Inc. (a)                                            2,996
                                               100   Vital Images, Inc. (a)                                             3,480
                                                                                                                  -----------
                                                                                                                       57,465
-----------------------------------------------------------------------------------------------------------------------------
Health Care Services - 0.5%                    100   Adeza Biomedical Corp. (a)                                         1,491
                                               107   Alliance Imaging, Inc. (a)                                           711
                                               129   Amedisys, Inc. (a)                                                 4,240
                                               315   Apria Healthcare Group, Inc. (a)                                   8,395
                                                73   Bio-Reference Labs, Inc. (a)                                       1,642
                                               193   Gentiva Health Services, Inc. (a)                                  3,679
                                               245   Healthcare Services Group                                          7,095
                                               202   Healthways, Inc. (a)                                               9,637
                                               200   Hythiam, Inc. (a)                                                  1,848
                                               115   Matria Healthcare, Inc. (a)                                        3,304
                                               161   Odyssey HealthCare, Inc. (a)                                       2,135
                                                72   Symbion, Inc. (a)                                                  1,333
                                                78   VistaCare, Inc. Class A (a)                                          792
                                                                                                                  -----------
                                                                                                                       46,302
-----------------------------------------------------------------------------------------------------------------------------
Homebuilding - 0.3%                            300   Hovnanian Enterprises, Inc. Class A (a)                           10,170
                                                86   Levitt Corp. Class A                                               1,053
                                                89   M/I Homes, Inc.                                                    3,399
                                               100   Meritage Homes Corp. (a)                                           4,772
                                                52   Technical Olympic USA, Inc.                                          529
                                               207   WCI Communities, Inc. (a)                                          3,970
                                                                                                                  -----------
                                                                                                                       23,893
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.1%                             100   Lodgian, Inc. (a)                                            $     1,360
                                               111   Marcus Corp.                                                       2,839
                                               100   Morgans Hotel Group Co. (a)                                        1,693
                                                                                                                  -----------
                                                                                                                        5,892
-----------------------------------------------------------------------------------------------------------------------------
Household Furnishings - 0.4%                    60   American Woodmark Corp.                                            2,511
                                               205   Ethan Allen Interiors, Inc.                                        7,403
                                               306   Furniture Brands International, Inc.                               4,966
                                               144   Haverty Furniture Cos., Inc.                                       2,131
                                               378   La-Z-Boy, Inc. (f)                                                 4,487
                                               100   Lifetime Brands, Inc.                                              1,643
                                               100   Sealy Corp.                                                        1,475
                                               387   Select Comfort Corp. (a)                                           6,730
                                                52   Stanley Furniture Co., Inc.                                        1,115
                                               300   Tempur-Pedic International, Inc. (a)                               6,138
                                                                                                                  -----------
                                                                                                                       38,599
-----------------------------------------------------------------------------------------------------------------------------
Identification Control &                       169   Advanced Energy Industries, Inc. (a)                               3,189
Filter Devices - 0.6%                          259   Asyst Technologies, Inc. (a)                                       1,893
                                               100   Badger Meter, Inc.                                                 2,770
                                               158   ESCO Technologies, Inc. (a)                                        7,180
                                               100   Flanders Corp. (a)                                                   990
                                                48   The Gorman-Rupp Co.                                                1,775
                                               396   L-1 Identity Solutions, Inc. (a)                                   5,991
                                               134   Mine Safety Appliances Co.                                         4,911
                                               206   Paxar Corp. (a)                                                    4,750
                                               200   RAE Systems, Inc. (a)                                                640
                                                52   Robbins & Myers, Inc.                                              2,388
                                               190   Veeco Instruments, Inc. (a)                                        3,559
                                               105   Vicor Corp.                                                        1,167
                                               174   Watts Water Technologies, Inc. Class A                             7,153
                                               167   X-Rite, Inc.                                                       2,054
                                                                                                                  -----------
                                                                                                                       50,410
-----------------------------------------------------------------------------------------------------------------------------
Industrial Products - 0.1%                     200   Smith & Wesson Holding Corp. (a)                                   2,068
                                               100   TAL International Group, Inc.                                      2,669
                                                                                                                  -----------
                                                                                                                        4,737
-----------------------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%                         374   American Equity Investment Life Holding Co.                        4,873
                                               228   Delphi Financial Group Class A (g)                                 9,225
                                               100   Great American Financial Resources, Inc.                           2,305
                                                14   Kansas City Life Insurance Co.                                       697
                                                16   National Western Life Insurance Co. Class A                        3,682
                                               586   The Phoenix Cos., Inc.                                             9,312
                                               112   Presidential Life Corp.                                            2,458
                                               206   Universal American Financial Corp. (a)                             3,840
                                                                                                                  -----------
                                                                                                                       36,392
-----------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line - 0.5%                   186   Alfa Corp.                                                         3,499
                                                66   CNA Surety Corp. (a)                                               1,419
                                               100   Crawford & Co. Class B                                               730
                                                65   FBL Financial Group, Inc. Class A                                  2,540
                                               145   HealthExtras, Inc. (a)                                             3,495
                                               190   Hilb Rogal & Hobbs Co.                                             8,003

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               256   Horace Mann Educators Corp.                                  $     5,171
                                               200   Meadowbrook Insurance Group, Inc. (a)                              1,978
                                               100   Pico Holdings, Inc. (a)                                            3,477
                                               220   Zenith National Insurance Corp.                                   10,320
                                                                                                                  -----------
                                                                                                                       40,632
-----------------------------------------------------------------------------------------------------------------------------
Insurance: Property-                           210   21st Century Insurance Group                                       3,707
Casualty - 1.4%
                                               100   Affirmative Insurance Holdings, Inc.                               1,627
                                               100   American Physicians Capital, Inc. (a)                              4,004
                                               178   Argonaut Group, Inc. (a)                                           6,205
                                                35   Baldwin & Lyons, Inc. Class B                                        894
                                                75   Bristol West Holdings, Inc.                                        1,187
                                               300   Commerce Group, Inc.                                               8,925
                                               100   Darwin Professional Underwriters, Inc. (a)                         2,345
                                               120   Direct General Corp.                                               2,477
                                               100   Donegal Group, Inc. Class A                                        1,959
                                                64   FPIC Insurance Group, Inc. (a)                                     2,494
                                                87   First Acceptance Corp. (a)                                           933
                                               400   Fremont General Corp.                                              6,484
                                                65   Harleysville Group, Inc.                                           2,263
                                               150   Infinity Property & Casualty Corp.                                 7,259
                                                44   The Midland Co.                                                    1,846
                                               100   National Interstate Corp.                                          2,430
                                                73   Navigators Group, Inc. (a)                                         3,517
                                               426   Ohio Casualty Corp.                                               12,699
                                               210   PMA Capital Corp. Class A (a)                                      1,936
                                               160   ProAssurance Corp. (a)                                             7,987
                                               136   RLI Corp.                                                          7,673
                                                82   Safety Insurance Group, Inc.                                       4,158
                                               100   SeaBright Insurance Holdings, Inc. (a)                             1,801
                                               194   Selective Insurance Group                                         11,114
                                                70   State Auto Financial Corp.                                         2,431
                                               125   Tower Group, Inc.                                                  3,884
                                               110   United Fire & Casualty Co.                                         3,878
                                                                                                                  -----------
                                                                                                                      118,117
-----------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.7%         471   Apollo Investment Corp.                                           10,550
                                               277   Ares Capital Corp.                                                 5,293
                                               165   Calamos Asset Management, Inc. Class A                             4,427
                                                12   Capital Southwest Corp.                                            1,515
                                                33   GAMCO Investors, Inc. Class A                                      1,269
                                               351   MCG Capital Corp.                                                  7,132
                                               124   NGP Capital Resources Co.                                          2,077
                                               208   National Financial Partners Corp.                                  9,146
                                               100   Technology Investment Capital Corp.                                1,614
                                               500   Waddell & Reed Financial, Inc. Class A                            13,680
                                                                                                                  -----------
                                                                                                                       56,703
-----------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches & Gemstones - 0.1%            300   Fossil, Inc. (a)                                                   6,774
                                               122   Movado Group, Inc.                                                 3,538
                                                                                                                  -----------
                                                                                                                       10,312
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Leisure Time - 0.4%                            200   Bally Total Fitness Holding Corp. (a)                        $       490
                                               469   Callaway Golf Co.                                                  6,758
                                               140   Great Wolf Resorts, Inc. (a)                                       1,954
                                               249   K2, Inc. (a)                                                       3,284
                                               163   Life Time Fitness, Inc. (a)                                        7,907
                                               467   Six Flags, Inc. (a)                                                2,447
                                                59   Steinway Musical Instruments, Inc. (a)                             1,832
                                               146   Vail Resorts, Inc. (a)                                             6,544
                                               101   West Marine, Inc. (a)                                              1,744
                                                                                                                  -----------
                                                                                                                       32,960
-----------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering - 0.1%                       Applied Industrial Technologies, Inc.                              7,419
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural - 0.0%                  50   Gehl Co. (a)                                                       1,377
                                                59   Lindsay Manufacturing Co.                                          1,926
                                                                                                                  -----------
                                                                                                                        3,303
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Construction &                      120   ASV, Inc. (a)                                                      1,952
Handling - 0.1%                                 69   Astec Industries, Inc. (a)                                         2,422
                                                26   NACCO Industries, Inc. Class A                                     3,552
                                                                                                                  -----------
                                                                                                                        7,926
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Engines - 0.1%                      300   Briggs & Stratton Corp.                                            8,085
                                               100   Raser Techonologies, Inc. (a)                                        612
                                                                                                                  -----------
                                                                                                                        8,697
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty - 0.5%         183   Actuant Corp. Class A                                              8,720
                                               100   Columbus McKinnon Corp. (a)                                        2,102
                                               125   EnPro Industries, Inc. (a)                                         4,151
                                                71   Kadant, Inc. (a)                                                   1,731
                                                38   Middleby Corp. (a)                                                 3,977
                                               168   Nordson Corp.                                                      8,371
                                               119   Tecumseh Products Co. Class A (a)                                  2,011
                                               126   Tennant Co.                                                        3,654
                                               171   Woodward Governor Co.                                              6,790
                                                                                                                  -----------
                                                                                                                       41,507
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment &                126   CARBO Ceramics, Inc.                                               4,709
Services - 1.1%                                100   Complete Production Services, Inc. (a)                             2,120
                                               200   Dril-Quip, Inc. (a)                                                7,832
                                                75   Gulf Island Fabrication, Inc.                                      2,768
                                               577   Hanover Compressor Co. (a)                                        10,900
                                               130   Hornbeck Offshore Services, Inc. (a)                               4,641
                                               116   Hydril Co. (a)                                                     8,722
                                               391   Input/Output, Inc. (a)                                             5,329
                                                70   Lufkin Industries, Inc.                                            4,066
                                               100   NATCO Group, Inc. Class A (a)                                      3,188
                                               581   Newpark Resources, Inc. (a)                                        4,196
                                               317   Oil States International, Inc. (a)                                10,217
                                               618   Parker Drilling Co. (a)                                            5,049
                                               276   RPC, Inc.                                                          4,659
                                               100   Sulphco, Inc. (a)                                                    472
                                                 1   Superior Energy Services, Inc. (a)                                     7
                                                40   Superior Well Services, Inc. (a)                                   1,022
                                               100   Trico Marine Services, Inc. (a)                                    3,831

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               128   Universal Compression Holdings, Inc. (a)                     $     7,950
                                               140   W-H Energy Services, Inc. (a)                                      6,817
                                                                                                                  -----------
                                                                                                                       98,495
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty - 0.2%                    235   Bucyrus International, Inc.                                       12,164
                                                71   Cascade Corp.                                                      3,756
                                                73   Semitool, Inc. (a)                                                   972
                                               100   TurboChef Technologies, Inc. (a)                                   1,702
                                                                                                                  -----------
                                                                                                                       18,594
-----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing - 0.1%                    437   Champion Enterprises, Inc. (a)                                     4,090
                                               100   Palm Harbor Homes, Inc. (a)                                        1,402
                                                33   Skyline Corp.                                                      1,327
                                                                                                                  -----------
                                                                                                                        6,819
-----------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%                           290   Federal Signal Corp.                                               4,652
                                                63   Standex International Corp.                                        1,898
                                                                                                                  -----------
                                                                                                                        6,550
-----------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments &                 136   Abaxis, Inc. (a)                                                   2,618
Supplies - 2.6%                                 83   Abiomed, Inc. (a)                                                  1,170
                                               419   Align Technology, Inc. (a)                                         5,853
                                               456   American Medical Systems Holdings, Inc. (a)                        8,445
                                               100   Angiodynamics, Inc. (a)                                            2,149
                                               111   Arrow International, Inc.                                          3,927
                                               106   Bio-Rad Laboratories, Inc. Class A (a)                             8,747
                                                91   Biosite, Inc. (a)                                                  4,445
                                               349   Cepheid, Inc. (a)                                                  2,967
                                               100   Cerus Corp. (a)                                                      586
                                               100   Conceptus, Inc. (a)                                                2,129
                                               212   Conmed Corp. (a)                                                   4,901
                                               200   Conor Medsystems, Inc. (a)                                         6,266
                                               127   Cyberonics, Inc. (a)                                               2,621
                                               105   DJO, Inc. (a)                                                      4,496
                                               100   DexCom, Inc. (a)                                                     986
                                                60   ev3, Inc. (a)                                                      1,034
                                               100   FoxHollow Technologies, Inc. (a)                                   2,158
                                               134   I-Flow Corp. (a)                                                   2,003
                                                84   ICU Medical, Inc. (a)                                              3,417
                                               100   IRIS International, Inc. (a)                                       1,265
                                               421   Immucor, Inc. (a)                                                 12,306
                                               182   Invacare Corp.                                                     4,468
                                               100   Inverness Medical Innovations, Inc. (a)                            3,870
                                               267   Kyphon, Inc. (a)                                                  10,787
                                                48   Landauer, Inc.                                                     2,519
                                               216   Lifecell Corp. (a)                                                 5,214
                                               278   Mentor Corp.                                                      13,586
                                               100   Meridian Bioscience, Inc.                                          2,453
                                               174   Merit Medical Systems, Inc. (a)                                    2,756
                                               117   Molecular Devices Corp. (a)                                        2,465
                                               200   NuVasive, Inc. (a)                                                 4,620
                                               321   OraSure Technologies, Inc. (a)                                     2,651
                                               242   Owens & Minor, Inc.                                                7,567

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               415   PSS World Medical, Inc. (a)                                  $     8,105
                                                90   Palomar Medical Technologies, Inc. (a)                             4,560
                                               184   PolyMedica Corp.                                                   7,435
                                                87   SonoSite, Inc. (a)                                                 2,691
                                               100   Spectranetic Corp. (a)                                             1,129
                                               100   Stereotaxis, Inc. (a)                                              1,032
                                               441   Steris Corp.                                                      11,100
                                               108   SurModics, Inc. (a)                                                3,361
                                               200   Symmetry Medical, Inc. (a)                                         2,766
                                               340   ThermoGenesis Corp. (a)                                            1,455
                                               326   Thoratec Corp. (a)                                                 5,731
                                               194   Ventana Medical Systems, Inc. (a)                                  8,348
                                               183   Viasys Healthcare, Inc. (a)                                        5,091
                                                24   Vital Signs, Inc.                                                  1,198
                                               176   West Pharmaceutical Services, Inc.                                 9,016
                                               189   Wright Medical Group, Inc. (a)                                     4,400
                                                                                                                  -----------
                                                                                                                      224,863
-----------------------------------------------------------------------------------------------------------------------------
Medical Services - 0.3%                        100   Air Methods Corp. (a)                                              2,792
                                               290   Magellan Health Services, Inc. (a)                                12,534
                                               160   Option Care, Inc.                                                  2,280
                                               149   Parexel International Corp. (a)                                    4,317
                                                90   RehabCare Group, Inc. (a)                                          1,337
                                                                                                                  -----------
                                                                                                                       23,260
-----------------------------------------------------------------------------------------------------------------------------
Metal Fabricating - 0.8%                        80   CIRCOR International, Inc.                                         2,943
                                               100   Dynamic Materials Corp.                                            2,806
                                               129   Encore Wire Corp. (f)                                              2,839
                                               100   Insteel Industries, Inc.                                           1,779
                                               171   Kaydon Corp.                                                       6,796
                                               181   Lone Star Technologies, Inc. (a)                                   8,762
                                               650   Mueller Water Products, Inc. Series A                              9,666
                                               146   NN, Inc.                                                           1,815
                                               234   Quanex Corp.                                                       8,094
                                                60   RBC Bearings, Inc. (a)                                             1,720
                                               118   RTI International Metals, Inc. (a)                                 9,230
                                               179   Ryerson, Inc.                                                      4,491
                                               100   Superior Essex, Inc. (a)                                           3,325
                                                75   Valmont Industries, Inc.                                           4,162
                                                                                                                  -----------
                                                                                                                       68,428
-----------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous - 0.5%         118   AMCOL International Corp.                                          3,273
                                               107   Brush Engineered Materials, Inc. (a)                               3,613
                                               288   Cleveland-Cliffs, Inc.                                            13,951
                                               120   Compass Minerals International, Inc.                               3,787
                                               613   GrafTech International Ltd. (a)                                    4,242
                                               844   Hecla Mining Co. (a)                                               6,465
                                               128   Minerals Technologies, Inc.                                        7,525
                                               240   Stillwater Mining Co. (a)                                          2,998
                                                                                                                  -----------
                                                                                                                       45,854
-----------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain                         100   MGP Ingredients, Inc.                                              2,261
Processing - 0.0%
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples - 0.1%          170   Reddy Ice Holdings, Inc.                                     $     4,389
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &                      169   Ceradyne, Inc. (a)                                                 9,549
Commodities - 0.2%                             197   Symyx Technologies Inc. (a)                                        4,253
                                                95   WD-40 Co.                                                          3,313
                                                                                                                  -----------
                                                                                                                       17,115
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &                      196   Insituform Technologies, Inc. Class A (a)                          5,069
Processing - 0.3%                              128   Metal Management, Inc.                                             4,845
                                                99   Rogers Corp. (a)                                                   5,856
                                               505   USEC, Inc. (a)                                                     6,424
                                                                                                                  -----------
                                                                                                                       22,194
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables - 0.1%         414   BE Aerospace, Inc. (a)                                            10,632
                                               161   Blount International, Inc. (a)                                     2,167
                                                                                                                  -----------
                                                                                                                       12,799
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology - 0.0%                100   IHS, Inc. Class A (a)                                              3,948
-----------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies - 0.3%                  100   Compass Diversified Trust                                          1,715
                                               332   GenCorp, Inc. (a)                                                  4,655
                                               100   GenTek Inc. (a)                                                    3,459
                                               178   Kaman Corp. Class A                                                3,985
                                               190   Lancaster Colony Corp.                                             8,419
                                               123   Raven Industries, Inc.                                             3,296
                                                33   Sequa Corp. Class A (a)                                            3,797
                                                                                                                  -----------
                                                                                                                       29,326
-----------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business                    200   ACCO Brands Corp. (a)                                              5,294
Equipment - 0.3%                               400   Herman Miller, Inc.                                               14,544
                                               110   Kimball International, Inc. Class B                                2,673
                                               200   Knoll, Inc.                                                        4,400
                                               230   Presstek, Inc. (a)                                                 1,463
                                                                                                                  -----------
                                                                                                                       28,374
-----------------------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.2%                       174   Atwood Oceanics, Inc. (a)                                          8,521
                                               100   Bois d'Arc Energy, Inc. (a)                                        1,463
                                               100   Hercules Offshore, Inc. (a)                                        2,890
                                                                                                                  -----------
                                                                                                                       12,874
-----------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 2.0%                    100   ATP Oil & Gas Corp. (a)                                            3,957
                                               100   Arena Resources, Inc. (a)                                          4,271
                                               100   Atlas America, Inc. (a)                                            5,097
                                               400   Aurora Oil & Gas Corp. (a)                                         1,284
                                               260   Berry Petroleum Co. Class A                                        8,063
                                               190   Bill Barrett Corp. (a)                                             5,170
                                               308   Brigham Exploration Co. (a)                                        2,251
                                                30   Bronco Drilling Co., Inc. (a)                                        516
                                                57   Callon Petroleum Co. (a)                                             857
                                               100   Carrizo Oil & Gas, Inc. (a)                                        2,902
                                               249   Comstock Resources, Inc. (a)                                       7,734
                                               200   EXCO Resources, Inc. (a)                                           3,382
                                               112   Edge Petroleum Corp. (a)                                           2,043
                                               258   Encore Acquisition Co. (a)                                         6,329
                                               282   Energy Partners Ltd. (a)                                           6,886
                                               200   The Exploration Co. of Delaware, Inc. (a)                          2,668

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               400   Gasco Energy, Inc. (a)                                       $       980
                                               200   GeoGlobal Resources, Inc. (a)                                      1,570
                                               100   Goodrich Petroleum Corp. (a)                                       3,618
                                             1,139   Grey Wolf, Inc. (a)                                                7,814
                                               212   Harvest Natural Resources, Inc. (a)                                2,254
                                               192   Houston Exploration Co. (a)                                        9,942
                                               400   Mariner Energy, Inc. (a)                                           7,840
                                               137   McMoRan Exploration Co. (a)                                        1,948
                                               559   Meridian Resource Corp. (a)                                        1,727
                                               200   Parallel Petroleum Corp. (a)                                       3,514
                                               818   PetroHawk Energy Corp. (a)                                         9,407
                                               117   Petroleum Development Corp. (a)                                    5,037
                                               200   Petroquest Energy, Inc. (a)                                        2,548
                                               300   Pioneer Drilling Co. (a)                                           3,984
                                               200   Quest Resource Corp. (a)                                           2,020
                                               113   Resource America, Inc. Class A                                     2,983
                                               300   Rosetta Resources, Inc. (a)                                        5,601
                                               163   Stone Energy Corp. (a)                                             5,762
                                               200   Swift Energy Co. (a)                                               8,962
                                               100   Toreador Resources Corp. (a)                                       2,577
                                               400   Transmeridian Exploration, Inc. (a)                                1,380
                                               110   VeraSun Energy Corp. (a)                                           2,173
                                               300   Warren Resources, Inc. (a)                                         3,516
                                               100   Western Refining, Inc.                                             2,546
                                               234   Whiting Petroleum Corp. (a)                                       10,904
                                                                                                                  -----------
                                                                                                                      174,017
-----------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic - 0.2%                300   Delta Petroleum Corp. (a)                                          6,933
                                               100   GMX Resources Inc. (a)                                             3,550
                                                84   Giant Industries, Inc. (a)                                         6,296
                                                                                                                  -----------
                                                                                                                       16,779
-----------------------------------------------------------------------------------------------------------------------------
Oil: Integrated International - 0.0%                 Vaalco Energy, Inc. (a)                                            2,700
-----------------------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.2%                       298   Ferro Corp.                                                        6,166
                                               410   H.B. Fuller Co.                                                   10,586
                                                                                                                  -----------
                                                                                                                       16,752
-----------------------------------------------------------------------------------------------------------------------------
Paper - 0.4%                                   159   Albany International Corp. Class A                                 5,233
                                               300   Bowater, Inc.                                                      6,750
                                               156   Buckeye Technologies, Inc. (a)                                     1,869
                                               215   Caraustar Industries, Inc. (a)                                     1,739
                                               119   Chesapeake Corp.                                                   2,025
                                               200   Mercer International, Inc.-Sbi (a)                                 2,374
                                               100   Neenah Paper, Inc.                                                 3,532
                                               222   P.H. Glatfelter Co.                                                3,441
                                               161   Rock-Tenn Co. Class A                                              4,365
                                               274   Wausau Paper Corp.                                                 4,107
                                                                                                                  -----------
                                                                                                                       35,435
-----------------------------------------------------------------------------------------------------------------------------
Plastics - 0.1%                                100   The Lamson & Sessions Co. (a)                                      2,426
                                               100   PW Eagle, Inc.                                                     3,450
                                               148   Spartech Corp.                                                     3,881
                                                                                                                  -----------
                                                                                                                        9,757
-----------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
Pollution Control & Environmental              100   American Ecology Corp.                                       $     1,851
Services - 0.2%                                100   Basin Water, Inc. (a)                                                677
                                               356   Darling International, Inc. (a)                                    1,962
                                               233   Headwaters, Inc. (a)                                               5,583
                                               100   Team, Inc. (a)                                                     3,483
                                                                                                                  -----------
                                                                                                                       13,556
-----------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment - 0.1%            179   Regal-Beloit Corp.                                                 9,399
-----------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services - 0.2%                   Bowne & Co., Inc.                                                  4,097
                                               400   Cenveo, Inc. (a)                                                   8,480
                                               100   Schawk, Inc.                                                       1,954
                                                                                                                  -----------
                                                                                                                       14,531
-----------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment - 1.3%         189   ATMI, Inc. (a)                                                     5,770
                                               594   Axcelis Technologies, Inc. (a)                                     3,463
                                               530   Brooks Automation, Inc. (a)                                        7,632
                                               280   Cognex Corp.                                                       6,670
                                               572   Credence Systems Corp. (a)                                         2,974
                                               238   Cymer, Inc. (a)                                                   10,460
                                               132   Dionex Corp. (a)                                                   7,486
                                               170   Electro Scientific Industries, Inc. (a)                            3,424
                                               200   Emcore Corp. (a)                                                   1,106
                                               792   Entegris, Inc. (a)                                                 8,569
                                               177   Esterline Technologies Corp. (a)                                   7,121
                                               139   FEI Co. (a)                                                        3,665
                                               100   Intevac, Inc. (a)                                                  2,595
                                               374   Kulicke & Soffa Industries, Inc. (a)                               3,142
                                               444   LTX Corp. (a)                                                      2,486
                                               146   MTS Systems Corp.                                                  5,639
                                               290   Mattson Technology, Inc. (a)                                       2,703
                                               123   Photon Dynamics, Inc. (a)                                          1,438
                                               189   Photronics, Inc. (a)                                               3,088
                                               106   Rofin-Sinar Technologies, Inc. (a)                                 6,409
                                               160   Rudolph Technologies, Inc. (a)                                     2,547
                                               158   Ultratech, Inc. (a)                                                1,972
                                               343   Varian Semiconductor Equipment Associates, Inc. (a)               15,613
                                                                                                                  -----------
                                                                                                                      115,972
-----------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous - 0.5%                     Banta Corp.                                                        5,569
                                                64   Consolidated Graphics, Inc. (a)                                    3,780
                                                49   Courier Corp.                                                      1,910
                                                90   GateHouse Media, Inc.                                              1,670
                                               186   Martha Stewart Living Omnimedia, Inc. Class A                      4,073
                                               200   Playboy Enterprises, Inc. Class B (a)                              2,292
                                             1,096   Primedia, Inc. (a)                                                 1,852
                                               100   Private Media Group, Inc. (a)                                        403
                                               619   The Reader's Digest Association, Inc. Class A                     10,337
                                               213   Scholastic Corp. (a)                                               7,634
                                                                                                                  -----------
                                                                                                                       39,520
-----------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers - 0.3%                  500   Belo Corp. Class A                                                 9,185
                                               206   Journal Communications, Inc. Class A                               2,598

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               252   Journal Register Co.                                         $     1,840
                                               200   Lee Enterprises, Inc.                                              6,212
                                               100   Media General, Inc. Class A                                        3,717
                                               510   Sun-Times Media Group, Inc.                                        2,504
                                                                                                                  -----------
                                                                                                                       26,056
-----------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters - 0.5%                       CKX, Inc. (a)                                                      3,519
                                               200   Citadel Broadcasting Corp.                                         1,992
                                               200   Cox Radio, Inc. Class A (a)                                        3,260
                                               352   Cumulus Media, Inc. Class A (a)                                    3,657
                                               249   Emmis Communications Corp. Class A                                 2,052
                                               200   Entercom Communications Corp.                                      5,636
                                                53   Fisher Communications, Inc. (a)                                    2,343
                                               269   Gray Television, Inc.                                              1,972
                                               201   Lin TV Corp. Class A (a)                                           2,000
                                               500   Radio One, Inc. Class D (a)                                        3,370
                                                81   Salem Communications Corp. Class A                                   968
                                               334   Sinclair Broadcast Group, Inc. Class A                             3,507
                                               284   Spanish Broadcasting System, Inc. Class A (a)                      1,167
                                               400   Westwood One, Inc.                                                 2,824
                                               128   World Wrestling Entertainment, Inc.                                2,086
                                                                                                                  -----------
                                                                                                                       40,353
-----------------------------------------------------------------------------------------------------------------------------
Railroad Equipment - 0.2%                      100   Freightcar America, Inc.                                           5,545
                                                51   Greenbrier Cos., Inc.                                              1,530
                                               285   Westinghouse Air Brake Technologies Corp.                          8,658
                                                                                                                  -----------
                                                                                                                       15,733
-----------------------------------------------------------------------------------------------------------------------------
Railroads - 0.3%                               231   Florida East Coast Industries, Inc.                               13,768
                                               248   Genesee & Wyoming, Inc. Class A (a)                                6,508
                                               213   RailAmerica, Inc. (a)                                              3,425
                                                                                                                  -----------
                                                                                                                       23,701
-----------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.1%                              20   Avatar Holdings, Inc. (a)                                          1,617
                                               123   Bluegreen Corp. (a)                                                1,578
                                                26   Consolidated-Tomoka Land Co.                                       1,882
                                               100   Newkirk Realty Trust, Inc.                                         1,804
                                                38   Tejon Ranch Co. (a)                                                2,122
                                                                                                                  -----------
                                                                                                                        9,003
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                  144   Acadia Realty Trust                                                3,603
(REITs) - 6.9%                                 197   Affordable Residential Communities Inc. (a)                        2,295
                                               100   Agree Realty Corp.                                                 3,437
                                                10   Alexander's, Inc. (a)                                              4,197
                                               175   Alexandria Real Estate Equities, Inc.                             17,570
                                               175   American Campus Communities, Inc.                                  4,982
                                               700   American Financial Realty Trust                                    8,008
                                               265   American Home Mortgage Investment Corp.                            9,307
                                               312   Anthracite Capital, Inc.                                           3,972
                                               249   Anworth Mortgage Asset Corp.                                       2,368
                                               129   Arbor Realty Trust, Inc.                                           3,882
                                               287   Ashford Hospitality Trust, Inc.                                    3,573
                                               368   BioMed Realty Trust, Inc.                                         10,525
                                               310   Capital Lease Funding, Inc.                                        3,596

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                                61   Capital Trust, Inc.                                          $     3,046
                                               143   Cedar Shopping Centers, Inc.                                       2,275
                                                56   CentraCore Properties Trust                                        1,810
                                               226   Corporate Office Properties Trust                                 11,406
                                               254   Cousins Properties, Inc.                                           8,959
                                               400   Crescent Real Estate EQT Co.                                       7,900
                                               270   Deerfield Triarc Capital Corp.                                     4,571
                                               300   DiamondRock Hospitality Co.                                        5,403
                                               136   Digital Realty Trust, Inc.                                         4,655
                                               126   Eastgroup Properties, Inc.                                         6,749
                                               230   Education Realty Trust, Inc.                                       3,397
                                               179   Entertainment Properties Trust                                    10,461
                                               377   Equity Inns, Inc.                                                  6,017
                                               109   Equity Lifestyle Properties, Inc.                                  5,933
                                               204   Equity One, Inc.                                                   5,439
                                               311   Extra Space Storage, Inc.                                          5,679
                                               359   FelCor Lodging Trust, Inc.                                         7,841
                                               330   Fieldstone Investment Corp.                                        1,445
                                               284   First Industrial Realty Trust, Inc.                               13,317
                                               100   First Potomac Realty Trust                                         2,911
                                               300   Franklin Street Properties Corp.                                   6,315
                                               800   Friedman Billings Ramsey Group, Inc. Class A                       6,400
                                               195   GMH Communities Trust                                              1,979
                                                99   Getty Realty Corp.                                                 3,059
                                               217   Glimcher Realty Trust                                              5,796
                                                39   Gramercy Capital Corp.                                             1,205
                                               300   Healthcare Realty Trust, Inc.                                     11,862
                                               300   Hersha Hospitality Trust                                           3,402
                                               285   Highland Hospitality Corp.                                         4,061
                                               372   Highwoods Properties, Inc.                                        15,163
                                               228   Home Properties, Inc.                                             13,514
                                               279   HomeBanc Corp.                                                     1,180
                                               470   IMPAC Mortgage Holdings, Inc.                                      4,136
                                               400   Inland Real Estate Corp.                                           7,488
                                               284   Innkeepers USA Trust                                               4,402
                                               244   Investors Real Estate Trust                                        2,503
                                                80   JER Investors Trust, Inc.                                          1,654
                                               400   KKR Financial Corp.                                               10,716
                                               219   Kite Realty Group Trust                                            4,078
                                               173   LTC Properties, Inc.                                               4,725
                                               268   LaSalle Hotel Properties                                          12,288
                                               386   Lexington Corporate Properties Trust                               8,654
                                               500   Longview Fibre Co.                                                10,975
                                               282   Luminent Mortgage Capital, Inc.                                    2,738
                                               477   MFA Mortgage Investments, Inc.                                     3,668
                                               242   Maguire Properties, Inc.                                           9,680
                                               290   Medical Properties Trust, Inc.                                     4,437
                                               130   Mid-America Apartment Communities, Inc.                            7,441
                                               300   The Mills Corp.                                                    6,000
                                               125   MortgageIT Holdings, Inc.                                          1,844

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               134   National Health Investors, Inc.                              $     4,422
                                               317   National Retail Properties, Inc.                                   7,275
                                               460   Nationwide Health Properties, Inc.                                13,901
                                               221   Newcastle Investment Corp.                                         6,922
                                               300   NorthStar Realty Finance Corp.                                     4,971
                                               188   Novastar Financial, Inc.                                           5,010
                                               374   Omega Healthcare Investors, Inc.                                   6,627
                                                93   PS Business Parks, Inc.                                            6,576
                                                82   Parkway Properties, Inc.                                           4,183
                                               196   Pennsylvania Real Estate Investment Trust                          7,718
                                               277   Post Properties, Inc.                                             12,659
                                               244   Potlatch Corp.                                                    10,692
                                               366   RAIT Investment Trust                                             12,620
                                                79   Ramco-Gershenson Properties Trust                                  3,013
                                               560   Realty Income Corp.                                               15,512
                                               124   Redwood Trust, Inc.                                                7,202
                                               200   Republic Property Trust                                            2,308
                                                61   Saul Centers, Inc.                                                 3,367
                                               380   Senior Housing Properties Trust                                    9,302
                                                93   Sovran Self Storage, Inc.                                          5,327
                                               440   Spirit Finance Corp.                                               5,487
                                               404   Strategic Hotel Capital, Inc.                                      8,803
                                                94   Sun Communities, Inc.                                              3,042
                                               369   Sunstone Hotel Investors, Inc.                                     9,863
                                               198   Tanger Factory Outlet Centers, Inc.                                7,738
                                               103   Tarragon Corp.                                                     1,254
                                               382   Trustreet Properties, Inc.                                         6,437
                                               308   U-Store-It Trust                                                   6,329
                                                62   Universal Health Realty Income Trust                               2,417
                                               110   Urstadt Biddle Properties, Inc. Class A                            2,100
                                               261   Washington Real Estate Investment Trust                           10,440
                                               112   Winston Hotels, Inc.                                               1,484
                                               100   Winthrop Realty Trust, Inc.                                          685
                                                                                                                  -----------
                                                                                                                      597,578
-----------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles &                         98   Arctic Cat, Inc.                                                   1,724
Boats - 0.3%
                                               429   Fleetwood Enterprises, Inc. (a)                                    3,393
                                                63   Marine Products Corp.                                                740
                                               191   Monaco Coach Corp.                                                 2,705
                                               200   Polaris Industries, Inc.                                           9,366
                                               181   Winnebago Industries, Inc.                                         5,957
                                                                                                                  -----------
                                                                                                                       23,885
-----------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:                      90   Electro Rent Corp. (a)                                             1,503
Commercial - 0.1%                              100   H&E Equipment Services, Inc. (a)                                   2,477
                                                59   Marlin Business Services, Inc. (a)                                 1,418
                                               106   McGrath RentCorp                                                   3,247
                                               200   Williams Scotsman International, Inc. (a)                          3,924
                                                                                                                  -----------
                                                                                                                       12,569
-----------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:                     231   Aaron Rents, Inc.                                                  6,648
Consumer - 0.4%                                 54   Amerco, Inc. (a)                                                   4,698

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               171   Dollar Thrifty Automotive Group (a)                          $     7,799
                                               400   Rent-A-Center, Inc. (a)                                           11,804
                                                                                                                  -----------
                                                                                                                       30,949
-----------------------------------------------------------------------------------------------------------------------------
Restaurants - 1.9%                             200   AFC Enterprises, Inc. (a)                                          3,534
                                               400   Applebee's International, Inc.                                     9,868
                                               100   BJ's Restaurants, Inc. (a)                                         2,021
                                               251   Bob Evans Farms, Inc.                                              8,589
                                                52   Buffalo Wild Wings, Inc. (a)                                       2,766
                                               200   CBRL Group, Inc.                                                   8,952
                                               234   CEC Entertainment, Inc. (a)                                        9,419
                                               320   CKE Restaurants, Inc.                                              5,888
                                               148   California Pizza Kitchen, Inc. (a)                                 4,930
                                               100   Chipotle Mexican Grill, Inc. Class B (a)                           5,200
                                               200   Cosi, Inc. (a)                                                     1,018
                                               800   Denny's Corp. (a)                                                  3,752
                                               232   Domino's Pizza, Inc.                                               6,496
                                               122   IHOP Corp.                                                         6,429
                                               254   Jack in the Box, Inc. (a)                                         15,504
                                               384   Krispy Kreme Doughnuts, Inc. (a)                                   4,262
                                               159   Landry's Restaurants, Inc.                                         4,784
                                               100   Luby's, Inc. (a)                                                   1,089
                                               165   O'Charleys, Inc. (a)                                               3,511
                                               178   PF Chang's China Bistro, Inc. (a)                                  6,832
                                               174   Papa John's International, Inc. (a)                                5,048
                                               209   Rare Hospitality International, Inc. (a)                           6,882
                                                86   Red Robin Gourmet Burgers, Inc. (a)                                3,083
                                               400   Ruby Tuesday, Inc.                                                10,976
                                                90   Ruth's Chris Steak House, Inc. (a)                                 1,645
                                               400   Sonic Corp. (a)                                                    9,580
                                               136   The Steak n Shake Co. (a)                                          2,394
                                               306   Texas Roadhouse, Inc. Class A (a)                                  4,058
                                               296   Triarc Cos.                                                        5,920
                                                                                                                  -----------
                                                                                                                      164,430
-----------------------------------------------------------------------------------------------------------------------------
Retail - 3.9%                                  186   1-800-FLOWERS.COM, Inc. Class A (a)                                1,146
                                               304   99 Cents Only Stores (a)                                           3,700
                                               103   AC Moore Arts & Crafts, Inc. (a)                                   2,232
                                               356   Aeropostale, Inc. (a)                                             10,990
                                                73   America's Car Mart, Inc. (a)                                         866
                                               121   Big 5 Sporting Goods Corp.                                         2,955
                                               700   Big Lots, Inc. (a)                                                16,044
                                             1,100   Blockbuster, Inc. Class A (a)                                      5,819
                                               134   Blue Nile, Inc. (a)                                                4,943
                                                59   The Bon-Ton Stores, Inc.                                           2,044
                                               100   Books-A-Million, Inc.                                              2,268
                                               300   Borders Group, Inc.                                                6,705
                                               159   Brown Shoe Co., Inc. (g)                                           7,591
                                                33   The Buckle, Inc.                                                   1,678
                                                67   Build-A-Bear Workshop, Inc. (a)                                    1,877
                                               100   bebe Stores, Inc.                                                  1,979
                                               287   CSK Auto Corp. (a)                                                 4,922

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               200   Cabela's, Inc. Class A (a)                                   $     4,826
                                                80   Cache, Inc. (a)                                                    2,019
                                               135   Casual Male Retail Group, Inc. (a)                                 1,762
                                               219   The Cato Corp. Class A                                             5,017
                                               122   Central Garden and Pet Co. (a)                                     5,907
                                               103   Charlotte Russe Holding, Inc. (a)                                  3,167
                                               715   Charming Shoppes, Inc. (a)                                         9,674
                                               121   The Children's Place Retail Stores, Inc. (a)                       7,686
                                               231   Christopher & Banks Corp.                                          4,310
                                               156   Cost Plus, Inc. (a)                                                1,607
                                               326   Dress Barn, Inc. (a)                                               7,606
                                               139   dELiA*s, Inc. (a)                                                  1,458
                                               416   drugstore.com, Inc. (a)                                            1,523
                                               300   Ezcorp, Inc. (a)                                                   4,875
                                               100   FTD Group, Inc. (a)                                                1,789
                                               275   Fred's, Inc.                                                       3,311
                                               213   GSI Commerce, Inc. (a)                                             3,994
                                               100   Gaiam, Inc. (a)                                                    1,368
                                               131   Genesco, Inc. (a)                                                  4,886
                                               284   Global Imaging Systems, Inc. (a)                                   6,234
                                               113   Group 1 Automotive, Inc.                                           5,844
                                               170   Guitar Center, Inc. (a)                                            7,728
                                               228   Gymboree Corp. (a)                                                 8,700
                                               316   HOT Topic, Inc. (a)                                                4,215
                                               252   Hibbett Sporting Goods, Inc. (a)                                   7,694
                                               340   Insight Enterprises, Inc. (a)                                      6,416
                                               109   Jo-Ann Stores, Inc. (a)                                            2,681
                                                97   Jos. A. Bank Clothiers, Inc. (a)                                   2,847
                                                23   Lawson Products, Inc.                                              1,055
                                                76   Lithia Motors, Inc. Class A                                        2,186
                                                65   MarineMax, Inc. (a)                                                1,685
                                               300   Men's Wearhouse, Inc.                                             11,478
                                                42   New York & Co. (a)                                                   549
                                                82   Overstock.com, Inc. (a)                                            1,296
                                               362   PEP Boys-Manny, Moe & Jack                                         5,379
                                               400   Pacific Sunwear of California, Inc. (a)                            7,832
                                               187   The Pantry, Inc. (a)                                               8,759
                                               422   Payless Shoesource, Inc. (a)                                      13,850
                                               100   PetMed Express, Inc. (a)                                           1,335
                                               500   Pier 1 Imports, Inc.                                               2,975
                                               144   Priceline.com, Inc. (a)                                            6,280
                                               221   Restoration Hardware, Inc. (a)                                     1,881
                                               100   Retail Ventures, Inc. (a)                                          1,904
                                               200   Rush Enterprises, Inc. Class A (a)                                 3,384
                                                31   Russ Berrie & Co., Inc. (a)                                          479
                                               137   School Specialty, Inc. (a)                                         5,136
                                               165   Sonic Automotive, Inc.                                             4,792
                                               202   Stage Stores, Inc.                                                 6,139
                                               130   Stamps.com, Inc. (a)                                               2,048
                                               183   Stein Mart, Inc.                                                   2,427

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               100   Talbots, Inc.                                                $     2,410
                                               185   Tuesday Morning Corp.                                              2,877
                                               212   Tween Brands, Inc. (a)                                             8,465
                                               274   United Natural Foods, Inc. (a)                                     9,842
                                               141   ValueVision Media, Inc. Class A (a)                                1,853
                                                30   Volcom, Inc. (a)                                                     887
                                               400   The Wet Seal, Inc. Class A (a)                                     2,668
                                               334   Zale Corp. (a)                                                     9,422
                                               100   Zumiez, Inc. (a)                                                   2,954
                                                                                                                  -----------
                                                                                                                      341,130
-----------------------------------------------------------------------------------------------------------------------------
Savings & Loan - 1.9%                          113   Anchor Bancorp Wisconsin, Inc.                                     3,256
                                               200   BFC Financial Corp. (a)                                            1,278
                                               361   Bank Mutual Corp.                                                  4,372
                                               306   BankAtlantic Bancorp, Inc. Class A                                 4,226
                                               191   BankUnited Financial Corp. Class A                                 5,340
                                                48   Berkshire Hills Bancorp, Inc.                                      1,606
                                               320   Brookline Bancorp, Inc.                                            4,214
                                                77   Coastal Financial Corp.                                            1,287
                                               232   Dime Community Bancshares, Inc.                                    3,250
                                               100   Downey Financial Corp.                                             7,258
                                               157   Fidelity Bankshares, Inc.                                          6,228
                                                98   First Financial Holdings, Inc.                                     3,840
                                               125   First Indiana Corp.                                                3,170
                                               663   First Niagara Financial Group, Inc.                                9,852
                                                68   First Place Financial Corp.                                        1,597
                                               142   First Republic Bank                                                5,549
                                               103   FirstFed Financial Corp. (a)                                       6,898
                                               232   Flagstar Bancorp, Inc.                                             3,443
                                                96   Flushing Financial Corp.                                           1,639
                                                54   Great Southern Bancorp, Inc.                                       1,594
                                                56   Horizon Financial Corp.                                            1,347
                                                61   IBERIABANK Corp.                                                   3,602
                                                41   ITLA Capital Corp.                                                 2,374
                                               131   KNBT Bancorp, Inc.                                                 2,192
                                               150   Kearny Financial Corp.                                             2,409
                                               195   MAF Bancorp, Inc.                                                  8,715
                                               350   Netbank, Inc.                                                      1,624
                                               700   NewAlliance Bancshares, Inc.                                      11,480
                                               105   Northwest Bancorp, Inc.                                            2,883
                                                42   OceanFirst Financial Corp.                                           963
                                               206   Ocwen Financial Corp. (a)                                          3,267
                                               138   PFF Bancorp, Inc.                                                  4,762
                                               244   Partners Trust Financial Group, Inc.                               2,840
                                               100   Pennfed Financial Services, Inc.                                   1,932
                                               423   Provident Financial Services, Inc.                                 7,669
                                               241   Provident New York Bancorp                                         3,610
                                               100   Rockville Financial, Inc.                                          1,785
                                               243   Sterling Financial Corp.                                           8,216
                                               101   TierOne Corp.                                                      3,193
                                               135   United Community Financial Corp.                                   1,652

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               700   W Holding Co., Inc.                                          $     4,172
                                               100   Willow Grove Bancorp, Inc.                                         1,492
                                                                                                                  -----------
                                                                                                                      162,076
-----------------------------------------------------------------------------------------------------------------------------
Scientific Equipment &                         260   Newport Corp. (a)                                                  5,447
Suppliers - 0.2%                               242   Varian, Inc. (a)                                                  10,839
                                                                                                                  -----------
                                                                                                                       16,286
-----------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services - 0.5%         270   CharterMac                                                         5,797
                                               100   GFI Group, Inc. (a)                                                6,226
                                               110   Gladstone Investment Corp.                                         1,684
                                               700   Knight Capital Group, Inc. Class A (a)                            13,419
                                               311   LaBranche & Co., Inc. (a)                                          3,057
                                               156   MarketAxess Holdings, Inc. (a)                                     2,117
                                               140   optionsXpress Holdings, Inc.                                       3,177
                                               100   Penson Worldwide, Inc. (a)                                         2,741
                                                78   SWS Group, Inc.                                                    2,785
                                               100   Thomas Weisel Partners Group, Inc. (a)                             2,110
                                                                                                                  -----------
                                                                                                                       43,113
-----------------------------------------------------------------------------------------------------------------------------
Services: Commercial - 3.4%                    223   ABM Industries, Inc.                                               5,064
                                               155   AMN Healthcare Services, Inc. (a)                                  4,269
                                               120   Administaff, Inc.                                                  5,132
                                               130   The Advisory Board Co. (a)                                         6,960
                                                84   Ambassadors Group, Inc.                                            2,549
                                               410   CBIZ, Inc. (a)                                                     2,858
                                                64   CDI Corp.                                                          1,594
                                                76   CRA International, Inc. (a)                                        3,982
                                               153   Casella Waste Systems, Inc. (a)                                    1,871
                                               174   Chemed Corp.                                                       6,435
                                                85   Clark, Inc.                                                        1,414
                                               114   CoStar Group, Inc. (a)                                             6,106
                                               200   Coinmach Service Corp. Class A                                     2,380
                                               177   Coinstar, Inc. (a)                                                 5,411
                                               229   Cross Country Healthcare, Inc. (a)                                 4,997
                                               173   Diamond Management & Technology Consultants, Inc.                  2,152
                                               100   DynCorp. International, Inc. (a)                                   1,587
                                                48   Exponent, Inc. (a)                                                   896
                                               259   FTI Consulting, Inc. (a)                                           7,224
                                                39   First Advantage Corp. Class A (a)                                    895
                                               100   First Consulting Group, Inc. (a)                                   1,376
                                                77   Forrester Research, Inc. (a)                                       2,087
                                               127   G&K Services, Inc. Class A                                         4,939
                                               106   The Geo Group, Inc. (a)                                            3,977
                                               170   Gevity HR, Inc.                                                    4,027
                                               289   Harris Interactive, Inc. (a)                                       1,457
                                               122   Heidrick & Struggles International, Inc. (a)                       5,168
                                               300   Home Solutions of America, Inc. (a)                                1,758
                                               156   Hudson Highland Group, Inc. (a)                                    2,602
                                               600   IKON Office Solutions, Inc.                                        9,822
                                               166   Jackson Hewitt Tax Service, Inc.                                   5,639
                                               132   Kelly Services, Inc. Class A                                       3,820

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               100   Kenexa Corp. (a)                                             $     3,326
                                               243   Kforce, Inc. (a)                                                   2,957
                                               100   The Knot, Inc. (a)                                                 2,624
                                               224   Korn/Ferry International (a)                                       5,143
                                               294   Labor Ready, Inc. (a)                                              5,389
                                               200   Lightbridge, Inc. (a)                                              2,708
                                               100   Liquidity Services, Inc. (a)                                       1,721
                                               137   MAXIMUS, Inc.                                                      4,217
                                               623   MPS Group, Inc. (a)                                                8,834
                                                84   Midas, Inc. (a)                                                    1,932
                                                44   Monro Muffler, Inc.                                                1,544
                                               289   Navigant Consulting, Inc. (a)                                      5,711
                                               300   Net 1 UEPS Technologies, Inc. (a)                                  8,868
                                                61   Netratings, Inc. (a)                                               1,068
                                               100   On Assignment, Inc. (a)                                            1,175
                                               300   PHH Corp. (a)                                                      8,661
                                               100   People Support, Inc. (a)                                           2,105
                                               100   Perficient, Inc. (a)                                               1,641
                                               100   Pre-Paid Legal Services, Inc. (a)                                  3,913
                                               100   The Providence Service Corp. (a)                                   2,513
                                               300   Regis Corp.                                                       11,862
                                               320   Resources Connection, Inc. (a)                                    10,189
                                               166   Rollins, Inc.                                                      3,670
                                               200   Sirva, Inc. (a)                                                      696
                                               300   Sitel Corp. (a)                                                    1,266
                                               257   Source Interlink Cos., Inc. (a)                                    2,097
                                               355   Spherion Corp. (a)                                                 2,638
                                                87   Startek, Inc.                                                      1,178
                                               600   Synagro Technologies, Inc.                                         2,652
                                               213   TeleTech Holdings, Inc. (a)                                        5,086
                                               390   Tetra Tech, Inc. (a)                                               7,055
                                                14   Travelzoo, Inc. (a)                                                  419
                                                76   Unifirst Corp.                                                     2,919
                                                37   Vertrue, Inc. (a)                                                  1,421
                                               100   Viad Corp.                                                         4,060
                                                39   Volt Information Sciences, Inc. (a)                                1,958
                                               331   Waste Connections, Inc. (a)                                       13,753
                                               133   Waste Services, Inc. (a)                                           1,310
                                               255   Watson Wyatt Worldwide, Inc.                                      11,513
                                               384   Wireless Facilities, Inc. (a)                                      1,094
                                               196   World Fuel Services Corp.                                          8,714
                                                                                                                  -----------
                                                                                                                      292,048
-----------------------------------------------------------------------------------------------------------------------------
Shipping - 0.2%                                200   American Commercial Lines, Inc. (a)                               13,102
                                               117   Gulfmark Offshore, Inc. (a)                                        4,377
                                               100   Horizon  Lines, Inc. Class A                                       2,696
                                                                                                                  -----------
                                                                                                                       20,175
-----------------------------------------------------------------------------------------------------------------------------
Shoes - 0.7%                                    80   DSW, Inc. Class A (a)                                              3,086
                                                67   Deckers Outdoor Corp. (a)                                          4,017
                                               223   The Finish Line, Inc. Class A                                      3,184
                                               200   Iconix Brand Group, Inc. (a)                                       3,878

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               185   K-Swiss, Inc. Class A                                        $     5,687
                                                69   Kenneth Cole Productions, Inc. Class A                             1,655
                                               100   Shoe Carnival, Inc. (a)                                            3,160
                                               108   Skechers U.S.A., Inc. Class A (a)                                  3,597
                                               182   Steven Madden Ltd.                                                 6,386
                                               199   Stride Rite Corp.                                                  3,001
                                               300   Timberland Co. Class A (a)                                         9,474
                                               317   Wolverine World Wide, Inc.                                         9,041
                                                                                                                  -----------
                                                                                                                       56,166
-----------------------------------------------------------------------------------------------------------------------------
Steel - 0.7%                                   700   AK Steel Holding Corp. (a)                                        11,830
                                               296   Chaparral Steel Co.                                               13,104
                                               175   Gibraltar Industries, Inc.                                         4,114
                                               211   Oregon Steel Mills, Inc. (a)                                      13,169
                                               141   Schnitzer Steel Industries, Inc. Class A                           5,598
                                                81   Steel Technologies, Inc.                                           1,422
                                                45   Wheeling-Pittsburgh Corp. (a)                                        843
                                               400   Worthington Industries, Inc.                                       7,088
                                                                                                                  -----------
                                                                                                                       57,168
-----------------------------------------------------------------------------------------------------------------------------
Sugar - 0.0%                                   100   Imperial Sugar Co. New Shares                                      2,421
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment - 0.9%            900   Andrew Corp. (a)                                                   9,207
                                               620   Arris Group, Inc. (a)                                              7,756
                                               139   Audiovox Corp. Class A (a)                                         1,958
                                               290   Belden CDT, Inc.                                                  11,336
                                               255   C-COR, Inc. (a)                                                    2,841
                                               100   CalAmp Corp. (a)                                                     844
                                               355   Interdigital Communications Corp. (a)                             11,910
                                               229   Mastec, Inc. (a)                                                   2,643
                                               300   Plantronics, Inc.                                                  6,360
                                               600   Polycom, Inc. (a)                                                 18,546
                                               629   Powerwave Technologies, Inc. (a)                                   4,057
                                               100   Radyne Corp. (a)                                                   1,074
                                               334   Symmetricom, Inc. (a)                                              2,979
                                                                                                                  -----------
                                                                                                                       81,511
-----------------------------------------------------------------------------------------------------------------------------
Textile Products - 0.0%                        258   Interface, Inc. Class A (a)                                        3,669
-----------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers - 1.0%          278   Carter's, Inc. (a)                                                 7,089
                                                59   Cherokee, Inc.                                                     2,532
                                               100   Columbia Sportswear Co.                                            5,570
                                                74   Guess?, Inc. (a)                                                   4,694
                                               112   Hartmarx Corp. (a)                                                   791
                                               130   J Crew Group, Inc. (a)                                             5,012
                                               194   Kellwood Co.                                                       6,309
                                                90   Maidenform Brands, Inc. (a)                                        1,631
                                                99   Oxford Industries, Inc.                                            4,915
                                                54   Perry Ellis International, Inc. (a)                                2,214
                                               338   Phillips-Van Heusen Corp.                                         16,957
                                               700   Quiksilver, Inc. (a)                                              11,025
                                               100   True Religion Apparel, Inc. (a)                                    1,531

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               100   Under Armour, Inc. Class A (a)                               $     5,045
                                               325   The Warnaco Group, Inc. (a)                                        8,249
                                                                                                                  -----------
                                                                                                                       83,564
-----------------------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.1%                           64   Bandag, Inc.                                                       3,227
                                               358   Cooper Tire & Rubber Co.                                           5,119
                                               100   Titan International, Inc.                                          2,015
                                                                                                                  -----------
                                                                                                                       10,361
-----------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                                 532   Alliance One International, Inc. (a)                               3,756
                                                85   Schweitzer-Mauduit International, Inc.                             2,214
                                               176   Universal Corp.                                                    8,626
                                               312   Vector Group Ltd.                                                  5,538
                                                                                                                  -----------
                                                                                                                       20,134
-----------------------------------------------------------------------------------------------------------------------------
Toys - 0.1%                                    181   Jakks Pacific, Inc. (a)                                            3,953
                                               201   Leapfrog Enterprises, Inc. (a)                                     1,905
                                               200   Marvel Entertainment, Inc. (a)                                     5,382
                                                                                                                  -----------
                                                                                                                       11,240
-----------------------------------------------------------------------------------------------------------------------------
Transportation                                 100   Celadon Group, Inc. (a)                                            1,675
Miscellaneous - 0.2%
                                               220   HUB Group, Inc. Class A (a)                                        6,061
                                               206   Pacer International, Inc.                                          6,133
                                                56   US Xpress Enterprises, Inc. Class A (a)                              922
                                                                                                                  -----------
                                                                                                                       14,791
-----------------------------------------------------------------------------------------------------------------------------
Truckers - 0.4%                                156   Arkansas Best Corp.                                                5,616
                                               196   Forward Air Corp.                                                  5,670
                                               370   Heartland Express, Inc.                                            5,557
                                               333   Knight Transportation, Inc.                                        5,678
                                                61   Marten Transport Ltd. (a)                                          1,118
                                               184   Old Dominion Freight Line, Inc. (a)                                4,429
                                               115   Saia, Inc. (a)                                                     2,669
                                               100   USA Truck, Inc. (a)                                                1,605
                                               338   Werner Enterprises, Inc.                                           5,908
                                                                                                                  -----------
                                                                                                                       38,250
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio - 0.0%                   Mediacom Communications Corp. Class A (a)                          3,087
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical - 1.6%                   200   Allete, Inc.                                                       9,308
                                               292   Avista Corp.                                                       7,390
                                               230   Black Hills Corp.                                                  8,496
                                                94   CH Energy Group, Inc.                                              4,963
                                               338   Cleco Corp.                                                        8,528
                                               589   Duquesne Light Holdings, Inc.                                     11,692
                                               340   El Paso Electric Co. (a)                                           8,286
                                               147   The Empire District Electric Co.                                   3,629
                                               292   IDACORP, Inc.                                                     11,286
                                                90   ITC Holdings Corp.                                                 3,591
                                               118   MGE Energy, Inc.                                                   4,316
                                               200   NorthWestern Corp.                                                 7,076
                                               211   Otter Tail Corp.                                                   6,575
                                               400   PNM Resources, Inc.                                               12,440
                                                90   Pike Electric Corp. (a)                                            1,470
                                               100   Portland General Electric Co.                                      2,725
                                               153   UIL Holdings Corp.                                                 6,455

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               246   Unisource Energy Corp.                                       $     8,986
                                               500   Westar Energy, Inc.                                               12,980
                                                                                                                  -----------
                                                                                                                      140,192
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors - 1.0%                   Cascade Natural Gas Corp.                                          2,514
                                                27   EnergySouth, Inc.                                                  1,083
                                               121   The Laclede Group, Inc.                                            4,239
                                               193   New Jersey Resources Corp.                                         9,376
                                               304   Nicor, Inc.                                                       14,227
                                               166   Northwest Natural Gas Co.                                          7,045
                                               259   Peoples Energy Corp.                                              11,544
                                               400   Piedmont Natural Gas Co.                                          10,700
                                               162   South Jersey Industries, Inc.                                      5,412
                                               210   Southwest Gas Corp.                                                8,058
                                               337   WGL Holdings, Inc.                                                10,979
                                                                                                                  -----------
                                                                                                                       85,177
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous - 0.1%              2,268   Aquila, Inc. (a)                                                  10,660
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications - 1.2%                 Alaska Communications Systems Group, Inc.                          4,557
                                               190   CT Communications, Inc.                                            4,355
                                               100   Centennial Communications Corp. (a)                                  719
                                             1,501   Cincinnati Bell, Inc. (a)                                          6,860
                                               152   Commonwealth Telephone Enterprises, Inc.                           6,363
                                               100   Consolidated Communications Holdings, Inc.                         2,090
                                               874   Dobson Communications Corp. Class A (a)                            7,595
                                               100   Eschelon Telecom, Inc. (a)                                         1,981
                                               170   FairPoint Communications, Inc.                                     3,222
                                               680   FiberTower Corp. (a)                                               3,998
                                               345   General Communication, Inc. Class A (a)                            5,427
                                               180   Golden Telecom, Inc. (e)                                           8,431
                                               300   IDT Corp. Class B (a)                                              3,924
                                               144   Iowa Telecommunications Services, Inc.                             2,838
                                               100   iPCS, Inc. (a)                                                     5,536
                                               100   NTELOS Holdings Corp. (a)                                          1,788
                                                80   North Pittsburgh Systems, Inc.                                     1,931
                                               453   Premiere Global Services, Inc. (a)                                 4,276
                                               100   RCN Corp. (a)                                                      3,015
                                                29   Shenandoah Telecom Co.                                             1,363
                                                80   SureWest Communications                                            2,203
                                               859   Time Warner Telecom, Inc. Class A (a)                             17,120
                                               152   USA Mobility, Inc.                                                 3,400
                                                                                                                  -----------
                                                                                                                      102,992
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.2%                        129   American States Water Co.                                          4,982
                                               126   California Water Service Group                                     5,090
                                                58   SJW Corp.                                                          2,248
                                               172   Southwest Water Co.                                                2,367
                                                                                                                  -----------
                                                                                                                       14,687
-----------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade - 0.1%         239   Central European Distribution Corp. (a)                            7,098
-----------------------------------------------------------------------------------------------------------------------------
Wholesalers - 0.3%                             282   Brightpoint, Inc. (a)                                              3,793
                                               250   LKQ Corp. (a)                                                      5,748

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

                                            Shares
Industry                                      Held   Common Stocks                                                   Value
-----------------------------------------------------------------------------------------------------------------------------
                                               190   Prestige Brands Holdings, Inc. (a)                           $     2,474
                                               234   United Stationers, Inc. (a)                                       10,925
                                                                                                                  -----------
                                                                                                                       22,940
-----------------------------------------------------------------------------------------------------------------------------
                                                     Total Common Stocks   (Cost - $7,034,871) - 92.6%              8,012,910
-----------------------------------------------------------------------------------------------------------------------------

                                                     Rights
-----------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.0%                               930   Revlon, Inc. (expires 1/19/2007) (a)                                  47
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                  197   Affordable Residential Communities Inc.
(REITs) - 0.0%                                       (expires 1/23/2007) (a)                                              174
-----------------------------------------------------------------------------------------------------------------------------
                                                     Total Rights (Cost - $0) - 0.0%                                      221
-----------------------------------------------------------------------------------------------------------------------------

                                                     Mutual Funds
-----------------------------------------------------------------------------------------------------------------------------
                                                84   Gladstone Capital Corp.                                            2,004
-----------------------------------------------------------------------------------------------------------------------------
                                                     Total Mutual Funds (Cost - $2,017) - 0.0%                          2,004
-----------------------------------------------------------------------------------------------------------------------------

                                        Beneficial
                                          Interest   Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------
                                         $ 622,405   BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                     5.26% (b)(d)                                                     622,405
                                             7,750   BlackRock Liquidity Series, LLC Money Market Series,
                                                     5.29% (b)(c)(d)                                                    7,750
-----------------------------------------------------------------------------------------------------------------------------
                                                     Total Short-Term Securities  (Cost - $630,155) - 7.3%            630,155
-----------------------------------------------------------------------------------------------------------------------------
                                                     Total Investments  (Cost - $7,667,043*)  - 99.9%               8,645,290

                                                     Other Assets Less Liabilities - 0.1%                              11,384
                                                                                                                  -----------
                                                     Net Assets - 100.0%                                          $ 8,656,674
                                                                                                                  ===========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                                $ 7,659,840
                                                                    ===========
      Gross unrealized appreciation                                 $ 1,570,002
      Gross unrealized depreciation                                    (584,552)
                                                                    -----------
      Net unrealized appreciation                                   $   985,450
                                                                    ===========

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------
      Affiliate                                    Purchase           Sales              Realized         Dividend/Interest
                                                     Cost              Cost           Gains (Losses)           Income
      ---------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series,
        LLC Cash Sweep Series                       $  --          $ 327,388 *           $    --              $ 50,224

      BlackRock Liquidity Series,
        LLC Money Market Series                     $  --          $  13,400 *           $    --              $    651

      PNC Financial Services Group, Inc.            $ 495          $      --             $    --              $      5
      ---------------------------------------------------------------------------------------------------------------------

*     Represents net sales cost.
(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Represents the current yield as of December 31, 2006.
(e)   Depositary receipts.
(f)   Security, or a portion of security, is on loan.
(g)   Security held as collateral in connection with open future contracts.

BlackRock Series Fund, Inc.
BlackRock Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration          Face        Unrealized
      Contracts        Issue            Date            Value       Depreciation
      --------------------------------------------------------------------------
          8         Russell Mini      March 2007       $636,988       $ (1,068)
      --------------------------------------------------------------------------

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock Small Cap Index Portfolio of BlackRock Series Fund, Inc., as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 26, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Australia - 5.4%  Airlines - 0.0%                                45   Qantas Airways Ltd.                             $        185
                  ----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                              826   Foster's Group Ltd.                                    4,512
                                                                382   Lion Nathan Ltd.                                       2,460
                                                                                                                      ------------
                                                                                                                             6,972
                  ----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.1%                          173   CSL Ltd.                                               8,927
                  ----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                        127   Macquarie Bank Ltd.                                    7,913
                                                                 22   Perpetual Trustees Australia Ltd.                      1,358
                                                                                                                      ------------
                                                                                                                             9,271
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                              371   Orica Ltd.                                             7,116
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                     1,272   Australia & New Zealand Banking Group Ltd.            28,324
                                                                916   Commonwealth Bank of Australia Ltd.                   35,776
                                                              1,382   National Australia Bank Ltd.                          44,071
                                                              1,241   Westpac Banking Corp.                                 23,745
                                                                                                                      ------------
                                                                                                                           131,916
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.2%       1,435   Brambles Ltd. (b)                                     14,401
                                                                157   Downer EDI Ltd.                                          866
                                                                                                                      ------------
                                                                                                                            15,267
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             240   Leighton Holdings Ltd.                                 3,831
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                 845   Boral Ltd.                                             5,089
                                                                507   James Hardie Industries NV                             3,846
                                                                465   Rinker Group Ltd.                                      6,625
                                                                                                                      ------------
                                                                                                                            15,560
                  ----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.1%                 790   Amcor Ltd.                                             4,521
                  ----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                         1,163   Pacific Brands Ltd.                                    2,396
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.2%          94   Australian Stock Exchange Ltd.                         2,831
                                                                236   Babcock & Brown Ltd.                                   4,620
                                                                547   Suncorp-Metway Ltd.                                    8,787
                                                                                                                      ------------
                                                                                                                            16,238
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               1,684   Telstra Corp. Ltd.                                     5,503
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%            203   WorleyParsons Ltd.                                     3,410
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%             1,184   Coles Myer Ltd.                                       13,084
                                                                979   Woolworths Ltd.                                       18,469
                                                                                                                      ------------
                                                                                                                            31,553
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                        1,732   Futuris Corp. Ltd.                                     2,693
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                        91   Cochlear Ltd.                                          4,166
                  Supplies - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Providers &                     1,083   Mayne Group Ltd.                                       3,248
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.2%          410   Aristocrat Leisure Ltd.                                5,146
                                                                602   TABCORP Holdings Ltd.                                  8,007
                                                                749   Tattersall's Ltd.                                      2,312
                                                                                                                      ------------
                                                                                                                            15,465
                  ----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                            307   Computershare Ltd.                                     2,157
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%             1,846   CSR Ltd.                                               5,464
                                                                159   Wesfarmers Ltd.                                        4,712
                                                                                                                      ------------
                                                                                                                            10,176
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Insurance - 0.3%                            1,487   AMP Ltd.                                        $     11,855
                                                                 44   AXA Asia Pacific Holdings Ltd.                           253
                                                              1,783   Insurance Australia Group Ltd.                         8,937
                                                                493   QBE Insurance Group Ltd.                              11,227
                                                                                                                      ------------
                                                                                                                            32,272
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                1,601   John Fairfax Holdings Ltd.                             6,104
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.8%                        172   Alumina Ltd.                                             861
                                                              2,526   BHP Billiton Ltd.                                     50,445
                                                                147   BlueScope Steel Ltd.                                   1,000
                                                                380   Iluka Resources Ltd.                                   1,995
                                                                220   Newcrest Mining Ltd.                                   4,576
                                                                882   OneSteel Ltd.                                          3,258
                                                                280   Rio Tinto Ltd.                                        16,422
                                                                529   Zinifex Ltd.                                           7,846
                                                                                                                      ------------
                                                                                                                            86,403
                  ----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.1%                        479   AGL Energy Ltd. (b)                                    6,118
                                                                438   Alinta Ltd.                                            4,086
                                                                                                                      ------------
                                                                                                                            10,204
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%            101   Caltex Australia Ltd.                                  1,834
                                                                734   Origin Energy Ltd.                                     4,791
                                                                738   Paladin Resources Ltd. (b)                             5,185
                                                                772   Santos Ltd.                                            6,015
                                                                239   Woodside Petroleum Ltd.                                7,190
                                                                                                                      ------------
                                                                                                                            25,015
                  ----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                621   PaperlinX Ltd.                                         1,926
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                        725   Mayne Pharma Ltd.                                      2,329
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts               2,912   CFS Retail Property Trust                              5,356
                  (REITs) - 0.5%                                 62   Centro Properties Group                                  445
                                                              3,662   Commonwealth Property Office Fund                      4,249
                                                              3,296   DB RREEF Trust                                         4,618
                                                              1,150   ING Industrial Fund                                    2,151
                                                              2,653   Investa Property Group                                 5,256
                                                                306   Macquarie Office Trust                                   372
                                                                358   Macquire Goodman Group                                 2,148
                                                                857   Multiplex Group                                        2,699
                                                                438   Stockland                                              2,863
                                                              1,346   Westfield Group                                       22,301
                                                                                                                      ------------
                                                                                                                            52,458
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                    2,113   General Property Trust                                 9,340
                  Development - 0.1%                             17   Lend Lease Corp., Ltd.                                   247
                                                                                                                      ------------
                                                                                                                             9,587
                  ----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                            209   Toll Holdings Ltd.                                     3,014
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                    189   Billabong International Ltd.                           2,596
                  Goods - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%        1,223   Macquarie Airports                                     3,475
                                                                603   Macquarie Infrastructure Group                         1,647
                                                                982   Transurban Group                                       5,907
                                                                                                                      ------------
                                                                                                                            11,029
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Australia                     543,508
----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Austria - 0.6%    Building Products - 0.0%                       54   Wienerberger AG                                        3,208
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                       164   Erste Bank der Oesterreichischen Sparkassen AG        12,578
                                                                 49   Raiffeisen International Bank Holding AG               7,471
                                                                                                                      ------------
                                                                                                                            20,049
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                  64   RHI AG (b)                                             3,269
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 154   Telekom Austria AG                                     4,127
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                      88   Verbund - Oesterreichische
                                                                      Elektrizitaetswirtschafts AG                           4,695
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                1   Wiener Staedtische Allgemeine Versicherung AG             70
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                               22   Andritz AG                                             4,771
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                         72   Boehler-Uddeholm AG                                    5,047
                                                                  2   Voestalpine AG                                           113
                                                                                                                      ------------
                                                                                                                             5,160
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%             61   OMV AG                                                 3,462
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      547   IMMOFINANZ Immobilien Anlagen AG (b)                   7,798
                  Development - 0.1%                             93   Meinl European Land Ltd. (b)                           2,388
                                                                                                                      ------------
                                                                                                                            10,186
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Austria                        58,997
----------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.2%    Beverages - 0.1%                              173   InBev NV                                              11,405
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                               66   Solvay SA                                             10,124
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                       491   Dexia                                                 13,449
                                                                138   KBC Bancassurance Holding                             16,923
                                                                                                                      ------------
                                                                                                                            30,372
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.5%         885   Fortis                                                37,758
                                                                 76   Groupe Bruxelles Lambert SA                            9,134
                                                                  5   Groupe Bruxelles Lambert SA Strip VVPR (b)                 0
                                                                                                                      ------------
                                                                                                                            46,892
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                  66   Belgacom SA                                            2,907
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%                28   Colruyt SA                                             5,980
                                                                 35   Delhaize Group                                         2,918
                                                                                                                      ------------
                                                                                                                             8,898
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                        31   Omega Pharma SA                                        2,339
                  Supplies - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%            64   AGFA-Gevaert NV                                        1,636
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%             42   Euronav SA                                             1,255
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                         54   UCB SA                                                 3,703
                  ----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                     39   Mobistar SA                                            3,328
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Belgium                       122,859
----------------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.0%    Energy Equipment & Services - 0.0%            117   SeaDrill Ltd. (b)                                      1,975
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Bermuda                         1,975
----------------------------------------------------------------------------------------------------------------------------------
Cayman            Communications Equipment - 0.0%             1,000   Foxconn International Holdings Ltd. (b)                3,272
Islands -  0.0%
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                  1,000   Hutchison Telecommunications International
                  Services - 0.0%                                     Ltd. (b)                                        $      2,520
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in the Cayman Islands              5,792
----------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.8%    Beverages - 0.0%                               21   Carlsberg A/S                                          2,086
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                               47   Novozymes A/S Class B                                  4,044
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                       364   Danske Bank A/S                                       16,174
                                                                 50   Jyske Bank (b)                                         3,549
                                                                  1   Sydbank A/S                                               48
                                                                                                                      ------------
                                                                                                                            19,771
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                    64   Vestas Wind Systems A/S (b)                            2,705
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                           95   Danisco A/S                                            8,089
                                                                 24   East Asiatic Co., Ltd. A/S                             1,343
                                                                                                                      ------------
                                                                                                                             9,432
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                        39   Coloplast A/S Class B                                  3,528
                  Supplies - 0.1%                               200   GN Store Nord (b)                                      2,956
                                                                                                                      ------------
                                                                                                                             6,484
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                      10   Bang & Olufsen A/S Class B                             1,289
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                               26   Topdanmark A/S (b)                                     4,299
                  ----------------------------------------------------------------------------------------------------------------
                  Marine - 0.1%                                   1   AP Moller - Maersk A/S                                 9,418
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.2%                         60   H Lundbeck A/S                                         1,654
                                                                166   Novo-Nordisk A/S B                                    13,826
                                                                                                                      ------------
                                                                                                                            15,480
                  ----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                             14   DSV A/S                                                2,558
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Denmark                        77,566
----------------------------------------------------------------------------------------------------------------------------------
Finland - 1.4%    Auto Components - 0.0%                         65   Nokian Renkaat Oyj                                     1,332
                  ----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                      100   Asko Oyj                                               3,744
                  ----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.6%             2,962   Nokia Oyj                                             60,526
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%               1   YIT Oyj                                                   28
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 202   Elisa Corp.                                            5,533
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                     289   Fortum Oyj                                             8,225
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                30   Kesko Oyj Class B                                      1,585
                  ----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                             80   TietoEnator Oyj                                        2,581
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                              486   Sampo Oyj                                             13,010
                  ----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%           113   Amer Sports Corp.                                      2,488
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.3%                              114   Cargotec Corp. Class B                                 6,335
                                                                  1   KCI Konecranes Oyj                                        29
                                                                 88   Kone Oyj Class B                                       4,988
                                                                 84   Wartsila Oyj                                           4,525
                                                                                                                      ------------
                                                                                                                            15,877
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                         37   Outokumpu Oyj                                          1,449
                                                                 57   Rautaruukki Oyj                                        2,269
                                                                                                                      ------------
                                                                                                                             3,718
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%            144   Neste Oil Oyj                                   $      4,378
                  ----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.2%                552   Stora Enso Oyj Class R                                 8,744
                                                                311   UPM-Kymmene Oyj                                        7,849
                                                                                                                      ------------
                                                                                                                            16,593
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                         47   Orion Oyj (b)                                          1,021
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Finland                       140,639
----------------------------------------------------------------------------------------------------------------------------------
France - 9.5%     Aerospace & Defense - 0.2%                    257   European Aeronautic Defense and Space Co.              8,854
                                                                165   Safran SA                                              3,829
                                                                 75   Zodiac SA                                              5,039
                                                                                                                      ------------
                                                                                                                            17,722
                  ----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                76   Air France-KLM                                         3,199
                  ----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.2%                        143   Compagnie Generale des Etablissements Michelin        13,686
                                                                120   Valeo SA                                               4,995
                                                                                                                      ------------
                                                                                                                            18,681
                  ----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.3%                            160   Peugeot SA                                            10,603
                                                                129   Renault SA                                            15,496
                                                                                                                      ------------
                                                                                                                            26,099
                  ----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                               60   Pernod-Ricard                                         13,781
                  ----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.2%                      243   Cie de Saint-Gobain                                   20,417
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                               96   Air Liquide                                           22,798
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                       605   BNP Paribas                                           66,007
                                                                461   Credit Agricole SA                                    19,388
                                                                299   Societe Generale                                      50,758
                                                                                                                      ------------
                                                                                                                           136,153
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%          15   Societe BIC SA                                         1,044
                  ----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.3%             1,887   Alcatel SA                                            27,151
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.2%             135   Vinci SA                                              17,250
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                  16   Imerys SA                                              1,423
                                                                128   Lafarge SA                                            19,042
                                                                                                                      ------------
                                                                                                                            20,465
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               1,225   France Telecom SA                                     33,877
                  Services - 0.3%
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                   102   Alstom (b)                                            13,828
                                                                153   Schneider Electric SA                                 16,985
                                                                                                                      ------------
                                                                                                                            30,813
                  ----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%             43   Technip SA                                             2,952
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%               428   Carrefour SA                                          25,955
                                                                 64   Casino Guichard Perrachon SA                           5,948
                                                                                                                      ------------
                                                                                                                            31,903
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.3%                          181   Groupe Danone                                         27,429
                  ----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                          204   Gaz de France                                          9,385
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                        42   Cie Generale d'Optique Essilor International SA        4,516
                  Supplies - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%          109   Accor SA                                               8,446
                                                                103   Sodexho Alliance SA                                    6,462
                                                                                                                      ------------
                                                                                                                            14,908
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                      72   Thomson                                                1,408
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                             14   Atos Origin (b)                                 $        830
                                                                123   Cap Gemini SA                                          7,720
                                                                                                                      ------------
                                                                                                                             8,550
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.6%                            1,179   AXA                                                   47,733
                                                                 34   CNP Assurances                                         3,797
                                                              1,557   SCOR                                                   4,604
                                                                                                                      ------------
                                                                                                                            56,134
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                               26   Vallourec                                              7,561
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.5%                                   52   Lagardere S.C.A.                                       4,187
                                                                 12   M6-Metropole Television                                  429
                                                                 76   Publicis Groupe                                        3,205
                                                                158   Societe Television Francaise 1                         5,863
                                                                945   Vivendi SA                                            36,937
                                                                                                                      ------------
                                                                                                                            50,621
                  ----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.6%                        833   Suez SA                                               43,137
                                                                264   Veolia Environnement                                  20,352
                                                                                                                      ------------
                                                                                                                            63,489
                  ----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.1%                        44   Pinault-Printemps-Redoute                              6,575
                  ----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.1%                      47   Neopost SA                                             5,903
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 1.2%          1,651   Total SA                                             119,104
                  ----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.2%                      252   L'Oreal SA                                            25,248
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.7%                        816   Sanofi-Aventis                                        75,347
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                   7   Gecina SA                                              1,340
                  (REITs) - 0.1%                                 16   Klepierre                                              3,020
                                                                 28   Unibail                                                6,842
                                                                                                                      ------------
                                                                                                                            11,202
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                395   STMicroelectronics NV                                  7,336
                  Equipment - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Software - 0.0%                                15   Business Objects SA (b)                                  589
                                                                 58   Dassault Systemes SA                                   3,078
                                                                                                                      ------------
                                                                                                                             3,667
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                     64   Hermes International                                   8,005
                  Goods - 0.3%                                  188   LVMH Moet Hennessy Louis Vuitton SA                   19,841
                                                                                                                      ------------
                                                                                                                            27,846
                  ----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%           23   Societe Des Autoroutes Paris-Rhin-Rhone                1,837
                  ----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                    100   Bouygues                                               6,419
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in France                        958,790
----------------------------------------------------------------------------------------------------------------------------------
Germany - 6.9%    Air Freight & Logistics - 0.2%                528   Deutsche Post AG                                      15,919
                  ----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                48   Deutsche Lufthansa AG                                  1,321
                  ----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.2%                        132   Continental AG                                        15,351
                  ----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.6%                            714   DaimlerChrysler AG                                    44,110
                                                                137   Volkswagen AG                                         15,533
                                                                                                                      ------------
                                                                                                                            59,643
                  ----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.6%                        425   Deutsche Bank AG Registered Shares                    56,854
                                                                 29   MLP AG                                                   576
                                                                                                                      ------------
                                                                                                                            57,430
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.8%                              398   BASF AG                                               38,799
                                                                582   Bayer AG                                              31,238

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                 47   Linde AG                                        $      4,855
                                                                                                                      ------------
                                                                                                                            74,892
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                       548   Commerzbank AG                                        20,870
                                                                 76   Deutsche Postbank AG                                   6,418
                                                                                                                      ------------
                                                                                                                            27,288
                  ----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                 23   Wincor Nixdorf AG                                      3,578
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%              61   Hochtief AG                                            4,445
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%          59   Deutsche Boerse AG                                    10,858
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               2,193   Deutsche Telekom AG                                   40,065
                  Services - 0.4%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                     451   E.ON AG                                               61,219
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                    24   Solarworld AG                                          1,508
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                66   Metro AG                                               4,209
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Providers &                        70   Celesio AG                                             3,755
                  Services - 0.1%                                56   Fresenius Medical Care AG                              7,464
                                                                                                                      ------------
                                                                                                                            11,219
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure -               171   TUI AG                                                 3,418
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.7%                16   Rheinmetall AG                                         1,214
                                                                655   Siemens AG                                            64,968
                                                                                                                      ------------
                                                                                                                            66,182
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.9%                              318   Allianz AG Registered Shares                          64,964
                                                                149   Muenchener Rueckversicherungs AG Registered
                                                                      Shares                                                25,652
                                                                                                                      ------------
                                                                                                                            90,616
                  ----------------------------------------------------------------------------------------------------------------
                  Life Sciences Tools & Services -              101   Qiagen NV (b)                                          1,549
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                               31   Heidelberger Druckmaschn                               1,468
                                                                 88   MAN AG                                                 7,953
                                                                                                                      ------------
                                                                                                                             9,421
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  184   Premiere AG (b)                                        3,085
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.2%                         50   Salzgitter AG                                          6,538
                                                                254   ThyssenKrupp AG                                       11,967
                                                                                                                      ------------
                                                                                                                            18,505
                  ----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.3%                        309   RWE AG                                                34,059
                  ----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                       105   KarstadtQuelle AG (b)                                  3,044
                  ----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.0%                       27   Beiersdorf AG                                          1,751
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                         38   Altana AG                                              2,358
                                                                 43   Merck KGaA                                             4,458
                                                                                                                      ------------
                                                                                                                             6,816
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      130   IVG Immobilien AG                                      5,584
                  Development - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                602   Infineon Technologies AG (b)                           8,487
                  Equipment - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Software - 0.4%                               728   SAP AG                                                38,690
                  ----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%                        60   Douglas Holding AG                                     3,102
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                    163   Adidas-Salomon AG                                      8,118
                  Goods - 0.1%                                    9   Puma AG Rudolf Dassler Sport                           3,513
                                                                                                                      ------------
                                                                                                                            11,631
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.0%              55   Hypo Real Estate Holding AG                     $      3,466
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Germany                       698,351
----------------------------------------------------------------------------------------------------------------------------------
Greece - 0.6%     Beverages - 0.0%                               84   Coca-Cola Hellenic Bottling Co. SA                     3,282
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                       365   Alpha Bank AE                                         11,034
                                                                247   EFG Eurobank Ergasias SA                               8,947
                                                                228   National Bank of Greece SA                            10,504
                                                                 41   Piraeus Bank SA                                        1,322
                                                                                                                      ------------
                                                                                                                            31,807
                  ----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               275   Intracom SA                                            1,866
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                  35   Titan Cement Co. SA                                    1,908
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 149   Hellenic Telecommunications Organization SA            4,477
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                     193   Public Power Corp.                                     4,892
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure -               140   OPAP SA                                                5,411
                  0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%             56   Hellenic Petroleum SA                                    772
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                     41   Folli - Follie SA Registered Shares                    1,618
                  Goods - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                    137   Cosmote Mobile Telecommunications SA                   4,051
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Greece                         60,084
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.7%  Airlines - 0.1%                             2,000   Cathay Pacific Airways Ltd.                            4,932
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                     3,500   BOC Hong Kong Holdings Ltd.                            9,494
                                                              1,000   Bank of East Asia Ltd.                                 5,663
                                                                700   Hang Seng Bank Ltd.                                    9,566
                                                                                                                      ------------
                                                                                                                            24,723
                  ----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.1%                         2,400   Li & Fung Ltd.                                         7,467
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               5,000   PCCW Ltd.                                              3,041
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.2%                   1,500   CLP Holdings Ltd.                                     11,089
                                                              1,500   HongKong Electric Holdings                             7,347
                                                                                                                      ------------
                                                                                                                            18,436
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                 1,500   Johnson Electric Holdings Ltd.                         1,028
                  ----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                        4,000   Hong Kong & China Gas                                  8,999
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%             2,000   Hutchison Whampoa Ltd.                                20,326
                                                              1,000   Melco International Development                        2,371
                                                                                                                      ------------
                                                                                                                            22,697
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  935   SCMP Group Ltd.                                          355
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                 700   The Link REIT                                          1,440
                  (REITs) - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                    1,000   Cheung Kong Holdings Ltd.                             12,310
                  Development - 0.6%                          4,000   Hang Lung Properties Ltd.                             10,028
                                                              1,000   Henderson Land Development Co., Ltd.                   5,592
                                                              2,049   New World Development Ltd.                             4,125
                                                              2,000   Sino Land Co.                                          4,669
                                                              1,000   Sun Hung Kai Properties Ltd.                          11,487
                                                              1,000   Swire Pacific Ltd. Class A                            10,741
                                                              1,000   Wharf Holdings Ltd.                                    3,696
                                                                                                                      ------------
                                                                                                                            62,648
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                          1,000   MTR Corp.                                       $      2,515
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                563   Solomon Systech International Ltd.                        87
                  Equipment - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                     1,000   Esprit Holdings Ltd.                                  11,166
                                                              4,000   Giordano International Ltd.                            2,186
                                                                                                                      ------------
                                                                                                                            13,352
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                  2,000   Texwinca Holdings Ltd.                                 1,386
                  Goods - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Hong Kong                     173,106
----------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.9%    Airlines - 0.0%                               283   Ryanair Holdings Plc (b)                               3,896
                  ----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.0%                               72   C&C Group Plc                                          1,278
                  ----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                      128   Kingspan Group Plc                                     3,396
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                       556   Allied Irish Banks Plc                                16,514
                                                                585   Bank of Ireland                                       13,514
                                                                327   Depfa Bank Plc                                         5,849
                                                                                                                      ------------
                                                                                                                            35,877
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                 322   CRH Plc                                               13,406
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%               510   Fyffes Plc                                             1,198
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                            9   Iaws Group Plc                                           230
                                                                107   Kerry Group Plc                                        2,674
                                                                                                                      ------------
                                                                                                                             2,904
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure -               153   Paddy Power Plc                                        3,042
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%               120   DCC Plc                                                4,079
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                              300   Irish Life & Permanent Plc                             8,277
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                  323   Independent News & Media Plc                           1,283
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                        395   Elan Corp. Plc (b)                                     5,605
                  ----------------------------------------------------------------------------------------------------------------
                  Trading Companies &                           372   Grafton Group Plc                                      6,212
                  Distributors - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Ireland                        90,453
----------------------------------------------------------------------------------------------------------------------------------
Italy - 3.7%      Aerospace & Defense - 0.1%                    196   Finmeccanica SpA                                       5,314
                  ----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.1%                            371   Fiat SpA                                               7,086
                  ----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                        218   Mediobanca SpA                                         5,145
                                                                166   Mediolanum SpA                                         1,353
                                                                                                                      ------------
                                                                                                                             6,498
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                     2,747   Banca Intesa SpA                                      21,213
                                                                879   Banca Intesa SpA (RNC)                                 6,417
                                                              1,215   Banca Monte dei Paschi di Siena SpA                    7,869
                                                                 99   Banca Popolare di Milano Scrl                          1,717
                                                                152   Banche Popolari Unite Scrl                             4,177
                                                                348   Banco Popolare di Verona e Novara Scrl                 9,978
                                                              1,339   Capitalia SpA                                         12,673
                                                                958   Sanpaolo IMI SpA                                      22,257
                                                              5,773   UniCredito Italiano SpA                               50,601
                                                                                                                      ------------
                                                                                                                           136,902
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               8,241   Telecom Italia SpA                                    24,912
                  Services - 0.4%                             5,127   Telecom Italia SpA (RNC)                              13,008
                                                                                                                      ------------
                                                                                                                            37,920
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.3%                   3,051   Enel SpA                                        $     31,475
                                                                793   Terna SpA                                              2,690
                                                                                                                      ------------
                                                                                                                            34,165
                  ----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                        1,274   Snam Rete Gas SpA                                      7,228
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%          230   Autogrill SpA                                          4,229
                                                                 14   Lottomatica SpA                                          582
                                                                                                                      ------------
                                                                                                                             4,811
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%             4,442   Pirelli & C SpA                                        4,428
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                               37   Alleanza Assicurazioni SpA                               493
                                                                798   Assicurazioni Generali SpA                            35,046
                                                                 94   Fondiaria-Sai SpA                                      4,498
                                                                359   Unipol SpA (Preference Shares)                         1,162
                                                                                                                      ------------
                                                                                                                            41,199
                  ----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.0%           654   Tiscali SpA (b)                                        2,182
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                  438   Mediaset SpA                                           5,198
                                                              7,219   Seat Pagine Gialle SpA                                 4,303
                                                                                                                      ------------
                                                                                                                             9,501
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.7%          1,988   ENI SpA                                               66,866
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                     99   Bulgari SpA                                            1,405
                  Goods - 0.0%                                  119   Luxottica Group SpA                                    3,657
                                                                                                                      ------------
                                                                                                                             5,062
                  ----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          188   Autostrade SpA                                         5,408
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Italy                         374,570
----------------------------------------------------------------------------------------------------------------------------------
Japan - 22.1%     Airlines - 0.0%                             1,000   All Nippon Airways Co., Ltd.                           3,538
                  ----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.3%                        100   Aisin Seiki Co., Ltd.                                  3,353
                                                                400   Denso Corp.                                           15,865
                                                                100   NOK Corp.                                              1,966
                                                                200   Stanley Electric Co., Ltd.                             4,008
                                                                100   Sumitomo Rubber Industries, Ltd.                       1,292
                                                                100   Toyoda Gosei Co., Ltd.                                 2,315
                                                                200   Toyota Industries Corp.                                9,193
                                                                                                                      ------------
                                                                                                                            37,992
                  ----------------------------------------------------------------------------------------------------------------
                  Automobiles - 2.2%                          1,100   Honda Motor Co., Ltd.                                 43,444
                                                              1,700   Nissan Motor Co., Ltd.                                20,471
                                                              2,200   Toyota Motor Corp.                                   147,153
                                                                200   Yamaha Motor Co., Ltd.                                 6,285
                                                                                                                      ------------
                                                                                                                           217,353
                  ----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.4%                              100   Asahi Breweries Ltd.                                   1,601
                                                                100   ITO EN, Ltd.                                           3,059
                                                              1,000   Kirin Brewery Co., Ltd.                               15,722
                                                              1,000   Sapporo Holdings Ltd.                                  5,697
                                                              1,000   Takara Holdings, Inc.                                  6,445
                                                                                                                      ------------
                                                                                                                            32,524
                  ----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.3%                    1,000   Asahi Glass Co., Ltd.                                 12,016
                                                              1,000   Central Glass Co., Ltd.                                5,731
                                                                100   Daikin Industries Ltd.                                 3,479
                                                                300   JS Group Corp.                                         6,315
                                                                                                                      ------------
                                                                                                                            27,541
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.5%                      1,000   Daiwa Securities Group, Inc.                    $     11,218
                                                                100   Matsui Securities Co., Ltd.                              759
                                                                500   Nikko Cordial Corp.                                    5,735
                                                              1,400   Nomura Holdings, Inc.                                 26,411
                                                                 13   SBI Holdings, Inc.                                     4,380
                                                              1,000   Shinko Securities Co., Ltd.                            3,882
                                                                                                                      ------------
                                                                                                                            52,385
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 1.1%                            1,000   Asahi Kasei Corp.                                      6,546
                                                              1,000   Dainippon Ink and Chemicals, Inc.                      3,899
                                                              1,000   Denki Kagaku Kogyo Kabushiki Kaisha                    4,159
                                                                100   Hitachi Chemical Co., Ltd.                             2,756
                                                                100   JSR Corp.                                              2,588
                                                                500   Kuraray Co., Ltd.                                      5,899
                                                              1,000   Mitsubishi Chemical Holdings Corp.                     6,302
                                                              1,000   Mitsui Chemicals, Inc.                                 7,697
                                                                200   Nitto Denko Corp.                                     10,016
                                                                400   Shin-Etsu Chemical Co., Ltd.                          26,789
                                                              1,000   Showa Denko KK                                         3,832
                                                              1,000   Sumitomo Chemical Co., Ltd.                            7,756
                                                              1,000   Teijin Ltd.                                            6,159
                                                              1,000   Toray Industries, Inc.                                 7,495
                                                                                                                      ------------
                                                                                                                           101,893
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 2.7%                     1,000   The Bank of Yokohama Ltd.                              7,832
                                                              1,000   The Chiba Bank Ltd.                                    8,453
                                                              1,000   Hokuhoku Financial Group, Inc.                         3,664
                                                              1,000   The Joyo Bank Ltd.                                     5,521
                                                                  8   Mitsubishi UFJ Financial Group, Inc.                  97,090
                                                                  7   Mizuho Financial Group, Inc.                          49,998
                                                                  4   Resona Holdings, Inc.                                 10,924
                                                              2,000   Shinsei Bank Ltd.                                     11,764
                                                              1,000   The Shizuoka Bank Ltd.                                 9,924
                                                                  5   Sumitomo Mitsui Financial Group, Inc.                 51,258
                                                              1,000   The Sumitomo Trust & Banking Co., Ltd.                10,487
                                                                                                                      ------------
                                                                                                                           266,915
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%         100   Arrk Corp.                                             1,507
                                                                  1   The Goodwill Group, Inc.                                 815
                                                                100   Meitec Corp.                                           3,033
                                                              1,000   Toppan Printing Co., Ltd.                             11,042
                                                                                                                      ------------
                                                                                                                            16,397
                  ----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.5%              2,000   Fujitsu Ltd.                                          15,697
                                                              2,000   NEC Corp.                                              9,563
                                                                100   Seiko Epson Corp.                                      2,433
                                                              3,000   Toshiba Corp.                                         19,537
                                                                                                                      ------------
                                                                                                                            47,230
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.1%           1,000   Kajima Corp.                                           4,386
                                                              1,000   Nishimatsu Construction Co., Ltd.                      3,302
                                                              1,000   Obayashi Corp.                                         6,487
                                                              1,000   Taisei Corp.                                           3,050
                                                                                                                      ------------
                                                                                                                            17,225
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%               1,000   Taiheiyo Cement Corp.                           $      3,916
                  ----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.2%                        80   Acom Co., Ltd.                                         2,689
                                                                 25   Aiful Corp.                                              704
                                                                100   Credit Saison Co., Ltd.                                3,445
                                                                 70   ORIX Corp.                                            20,264
                                                                100   Promise Co., Ltd.                                      3,109
                                                                 10   Shohkoh Fund & Co., Ltd.                               1,554
                                                                 40   Takefuji Corp.                                         1,583
                                                                                                                      ------------
                                                                                                                            33,348
                  ----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                 100   Toyo Seikan Kaisha Ltd.                                1,656
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Consumer Services -               100   Benesse Corp.                                          3,807
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                   4   Nippon Telegraph & Telephone Corp.                    19,697
                  Services - 0.2%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.9%                     500   Chubu Electric Power Co., Inc.                        14,957
                                                                200   Hokkaido Electric Power Co., Inc.                      5,109
                                                                500   The Kansai Electric Power Co., Inc.                   13,487
                                                                300   Kyushu Electric Power Co., Inc.                        7,916
                                                                400   Tohoku Electric Power Co., Inc.                       10,000
                                                                900   The Tokyo Electric Power Co., Inc.                    29,116
                                                                                                                      ------------
                                                                                                                            80,585
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.5%                 1,000   Fuji Electric Holdings Co., Ltd.                       5,420
                                                              1,000   Furukawa Electric Co., Ltd.                            6,285
                                                              2,000   Mitsubishi Electric Corp.                             18,251
                                                                600   Sumitomo Electric Industries Ltd.                      9,378
                                                                100   Ushio, Inc.                                            2,055
                                                                                                                      ------------
                                                                                                                            41,389
                  ----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                        100   Citizen Watch Co., Ltd.                                  766
                  Instruments - 1.0%
                                                              3,000   Hitachi Ltd.                                          18,705
                                                                300   Hoya Corp.                                            11,697
                                                                100   Ibiden Co., Ltd.                                       5,042
                                                                100   Kyocera Corp.                                          9,428
                                                                200   Murata Manufacturing Co., Ltd.                        13,529
                                                                100   Nidec Corp.                                            7,731
                                                                200   Omron Corp.                                            5,680
                                                                100   TDK Corp.                                              7,949
                                                                300   Yokogawa Electric Corp.                                4,757
                                                                                                                      ------------
                                                                                                                            85,284
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%               400   Aeon Co., Ltd.                                         8,655
                                                                100   Lawson, Inc.                                           3,580
                                                                100   Matsumotokiyoshi Co., Ltd.                             2,223
                                                                660   Seven & I Holdings Co. Ltd.                           20,520
                                                                                                                      ------------
                                                                                                                            34,978
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                          100   Katokichi Co., Ltd.                                      810
                                                              1,000   Nichirei Corp.                                         5,605
                                                                100   Nissin Food Products Co., Ltd.                         3,706
                                                                100   Yakult Honsha Co., Ltd.                                2,874
                                                                                                                      ------------
                                                                                                                            12,995
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.2%                        2,000   Osaka Gas Co., Ltd.                             $      7,445
                                                              2,000   Tokyo Gas Co., Ltd.                                   10,638
                                                                                                                      ------------
                                                                                                                            18,083
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                       100   Terumo Corp.                                           3,933
                  Supplies - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Providers &                       200   Mediceo Paltac Holdings Co. Ltd.                       3,790
                  Services - 0.0%                               100   Suzuken Co., Ltd.                                      3,765
                                                                                                                      ------------
                                                                                                                             7,555
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure -               100   Oriental Land Co., Ltd.                                5,235
                  0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 1.2%                     200   Casio Computer Co., Ltd.                               4,538
                                                                100   Daito Trust Construction Co., Ltd.                     4,588
                                                              1,000   Daiwa House Industry Co., Ltd.                        17,394
                                                                100   Makita Corp.                                           3,067
                                                              1,000   Matsushita Electric Industrial Co., Ltd.              19,957
                                                                200   Pioneer Corp.                                          2,746
                                                                100   Rinnai Corp.                                           2,991
                                                              1,000   Sanyo Electric Co., Ltd.                               1,269
                                                              1,000   Sekisui Chemical Co., Ltd.                             7,974
                                                              1,000   Sekisui House Ltd.                                    14,562
                                                              1,000   Sharp Corp.                                           17,226
                                                                700   Sony Corp.                                            29,999
                                                                                                                      ------------
                                                                                                                           126,311
                  ----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.1%                     100   Uni-Charm Corp.                                        5,941
                  ----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                              1   NTT Data Corp.                                         5,008
                  ----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy          140   Electric Power Development Co.                         6,164
                  Traders - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%             1,000   Hankyu Hanshin Holdings, Inc.                          5,714
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                              500   Millea Holdings, Inc.                                 17,646
                                                              1,000   Mitsui Sumitomo Insurance Co., Ltd.                   10,941
                                                              1,000   Sompo Japan Insurance, Inc.                           12,226
                                                                200   T&D Holdings, Inc.                                    13,226
                                                                                                                      ------------
                                                                                                                            54,039
                  ----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.0%                9   Rakuten, Inc. (b)                                      4,190
                  ----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.1%             3   eAccess Ltd.                                           1,694
                                                                  1   Index Corp.                                              588
                                                                 16   Yahoo! Japan Corp.                                     6,373
                                                                                                                      ------------
                                                                                                                             8,655
                  ----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.2%           300   Fuji Photo Film Co., Ltd.                             12,327
                                                                200   Namco Bandai Holdings, Inc.                            2,933
                                                                100   Sankyo Co., Ltd. (Gunma)                               5,538
                                                                100   Sega Sammy Holdings, Inc.                              2,697
                                                                100   Shimano, Inc.                                          2,899
                                                                100   Yamaha Corp.                                           2,118
                                                                                                                      ------------
                                                                                                                            28,512
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.9%                              200   Amano Corp.                                            2,511
                                                                100   Fanuc Ltd.                                             9,848
                                                              1,000   Ishikawajima-Harima Heavy Industries Co., Ltd.         3,386

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                200   JTEKT Corp.                                     $      4,244
                                                              1,000   Kawasaki Heavy Industries Ltd.                         3,756
                                                              1,000   Komatsu Ltd.                                          20,293
                                                              1,000   Kubota Corp.                                           9,260
                                                                200   Kurita Water Industries Ltd.                           4,319
                                                              3,000   Mitsubishi Heavy Industries Ltd.                      13,638
                                                              1,000   Mitsui Engineering & Shipbuilding Co., Ltd.            3,252
                                                              1,000   NSK Ltd.                                               9,857
                                                              1,000   NTN Corp.                                              8,966
                                                                100   SMC Corp.                                             14,184
                                                              1,000   Sumitomo Heavy Industries Ltd.                        10,504
                                                                                                                      ------------
                                                                                                                           118,018
                  ----------------------------------------------------------------------------------------------------------------
                  Marine - 0.3%                               1,000   Kawasaki Kisen Kaisha Ltd.                             7,823
                                                              1,000   Mitsui OSK Lines Ltd.                                  9,865
                                                              1,000   Nippon Yusen Kabushiki Kaisha                          7,311
                                                                                                                      ------------
                                                                                                                            24,999
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                    2   Dentsu, Inc.                                           5,865
                                                                200   Toho Co., Ltd.                                         3,613
                                                                100   Tokyo Broadcasting System, Inc.                        3,336
                                                                                                                      ------------
                                                                                                                            12,814
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.7%                        400   JFE Holdings, Inc.                                    20,604
                                                              2,000   Kobe Steel Ltd.                                        6,857
                                                              1,000   Mitsubishi Materials Corp.                             3,756
                                                              1,000   Mitsui Mining & Smelting Co., Ltd.                     5,008
                                                              1,000   Nippon Light Metal Co., Ltd.                           2,563
                                                              4,000   Nippon Steel Corp.                                    22,991
                                                              1,000   Nisshin Steel Co., Ltd.                                3,714
                                                              3,000   Sumitomo Metal Industries Ltd.                        13,033
                                                                  8   Toho Titanium Co. Ltd.                                   420
                                                                                                                      ------------
                                                                                                                            78,946
                  ----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                       300   Marui Co., Ltd.                                        3,499
                  ----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.7%                     750   Canon, Inc.                                           42,225
                                                                500   Konica Minolta Holdings, Inc.                          7,059
                                                              1,000   Ricoh Co., Ltd.                                       20,419
                                                                                                                      ------------
                                                                                                                            69,703
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.2%              1   Inpex Holdings, Inc.                                   8,218
                                                                500   Nippon Mining Holdings, Inc.                           3,596
                                                              1,000   Nippon Oil Corp.                                       6,689
                                                                                                                      ------------
                                                                                                                            18,503
                  ----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%              1,000   OJI Paper Co., Ltd.                                    5,311
                  ----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.0%                      100   Aderans Co., Ltd.                                      2,483
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 1.1%                        400   Astellas Pharma, Inc.                                 18,184
                                                                100   Chugai Pharmaceutical Co., Ltd.                        2,063
                                                                547   Daiichi Sankyo Co. Ltd.                               17,099
                                                                200   Eisai Co., Ltd.                                       10,991
                                                              1,000   Kyowa Hakko Kogyo Co., Ltd.                            8,563
                                                                100   Santen Pharmaceutical Co., Ltd.                        2,815
                                                                700   Takeda Pharmaceutical Co., Ltd.                       48,057
                                                                                                                      ------------
                                                                                                                           107,772
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                   1   Japan Prime Realty Investment Corp.             $      3,630
                  (REITs) - 0.2%                                  1   Japan Real Estate Investment Corp.                    10,756
                                                                  1   Japan Retail Fund Investment Corp.                     8,151
                                                                                                                      ------------
                                                                                                                            22,537
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                        3   KK DaVinci Advisors (b)                                2,975
                  Development - 0.5%                            100   Leopalace21 Corp.                                      3,193
                                                              1,000   Mitsubishi Estate Co., Ltd.                           25,881
                                                              1,000   Mitsui Fudosan Co., Ltd.                              24,411
                                                                                                                      ------------
                                                                                                                            56,460
                  ----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.9%                              1   Central Japan Railway Co.                             10,336
                                                                  2   East Japan Railway Co.                                13,361
                                                              1,000   Keihin Electric Express Railway Co., Ltd.              6,890
                                                              1,000   Keio Electric Railway Co., Ltd.                        6,470
                                                              1,000   Keisei Electric Railway Co., Ltd.                      5,689
                                                              2,000   Kintetsu Corp.                                         5,832
                                                              1,000   Odakyu Electric Railway Co., Ltd.                      6,395
                                                              1,000   Tobu Railway Co., Ltd.                                 4,832
                                                              1,000   Tokyu Corp.                                            6,403
                                                                  1   West Japan Railway Co.                                 4,277
                                                                                                                      ------------
                                                                                                                            70,485
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                200   Advantest Corp.                                       11,462
                  Equipment - 0.5%                              100   Elpida Memory, Inc. (b)                                5,495
                                                                100   Rohm Co., Ltd.                                         9,958
                                                                100   Sumco Corp.                                            8,453
                                                                100   Tokyo Electron Ltd.                                    7,882
                                                                                                                      ------------
                                                                                                                            43,250
                  ----------------------------------------------------------------------------------------------------------------
                  Software - 0.3%                               100   Konami Corp.                                           3,025
                                                                100   Nintendo Co., Ltd.                                    25,965
                                                                                                                      ------------
                                                                                                                            28,990
                  ----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                       100   Aoyama Trading Co., Ltd.                               3,000
                                                                100   Fast Retailing Co., Ltd.                               9,546
                                                                100   Shimachu Co., Ltd.                                     2,899
                                                                 50   USS Co., Ltd.                                          3,256
                                                                                                                      ------------
                                                                                                                            18,701
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                  1,000   Toyobo Co., Ltd.                                       3,017
                  Goods - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.2%                                  4   Japan Tobacco, Inc.                                   19,327
                  ----------------------------------------------------------------------------------------------------------------
                  Trading Companies &                         1,000   Itochu Corp.                                           8,210
                  Distributors - 0.8%                         1,000   Marubeni Corp.                                         5,075
                                                              1,200   Mitsubishi Corp.                                      22,587
                                                              1,000   Mitsui & Co., Ltd.                                    14,957
                                                                100   Sojitz Corp. (b)                                         304
                                                              1,000   Sumitomo Corp.                                        14,966
                                                                                                                      ------------
                                                                                                                            66,099
                  ----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                      2   KDDI Corp.                                            13,562
                  Services - 0.4%                                14   NTT DoCoMo, Inc.                                      22,117
                                                                500   Softbank Corp.                                         9,726
                                                                                                                      ------------
                                                                                                                            45,405
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Japan                       2,234,307
----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Netherlands -     Air Freight & Logistics - 0.1%                296   TNT NV                                          $     12,730
3.7%              ----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                              224   Heineken NV                                           10,654
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                              270   Akzo Nobel NV                                         16,470
                                                                 39   Koninklijke DSM NV                                     1,927
                                                                                                                      ------------
                                                                                                                            18,397
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.5%                     1,403   ABN AMRO Holding NV                                   45,097
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%         195   Buhrmann NV                                            2,898
                                                                 33   Randstad Holdings NV                                   2,283
                                                                 97   Vedior NV                                              2,012
                                                                                                                      ------------
                                                                                                                             7,193
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.7%          89   Euronext NV                                           10,515
                                                              1,435   ING Groep NV CVA                                      63,628
                                                                                                                      ------------
                                                                                                                            74,143
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               1,712   Koninklijke KPN NV                                    24,339
                  Services - 0.2%
                  ----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%             94   Fugro NV                                               4,492
                                                                 10   SBM Offshore NV                                          344
                                                                                                                      ------------
                                                                                                                             4,836
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.2%             1,402   Koninklijke Ahold NV (b)                              14,917
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%                          151   Royal Numico NV                                        8,122
                                                              1,271   Unilever NV                                           34,730
                                                                                                                      ------------
                                                                                                                            42,852
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.3%                     892   Koninklijke Philips Electronics NV                    33,641
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.2%                            1,053   Aegon NV                                              20,072
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.2%                                  347   Reed Elsevier NV                                       5,918
                                                                289   Wolters Kluwer NV                                      8,313
                                                                                                                      ------------
                                                                                                                            14,231
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.3%                        562   Mittal Steel Co. NV                                   23,722
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                  21   Corio NV                                               1,716
                  (REITs) - 0.1%                                 62   Rodamco Europe NV                                      8,250
                                                                 12   Wereldhave NV                                          1,598
                                                                                                                      ------------
                                                                                                                            11,564
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                426   ASML Holding NV (b)                                   10,594
                  Equipment - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in the Netherlands               368,982
----------------------------------------------------------------------------------------------------------------------------------
New               Construction Materials -                      370   Fletcher Building Ltd.                                 2,881
Zealand - 0.2%    0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               2,078   Telecom Corp. of New Zealand Ltd.                      7,115
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                       752   Fisher & Paykel Healthcare Corp.                       2,257
                  Supplies - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure -               616   Sky City Ltd.                                          2,231
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                     514   Fisher & Paykel Appliances Holdings Ltd.               1,391
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts                 448   Kiwi Income Property Trust                               486
                  (REITs) - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in New Zealand                    16,361
----------------------------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Norway - 0.9%     Chemicals - 0.0%                              172   Yara International ASA                          $      3,910
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                       687   DnB NOR ASA                                            9,751
                  ----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%               100   Tandberg ASA                                           1,508
                                                                  8   Tandberg Television ASA (b)                              100
                                                                                                                      ------------
                                                                                                                             1,608
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 630   Telenor ASA                                           11,847
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.2%            204   Acergy SA                                              3,926
                                                                 49   Aker Kvaerner ASA                                      6,114
                                                                225   Petroleum Geo-Services ASA (b)                         5,286
                                                                                                                      ------------
                                                                                                                            15,326
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                        4,192   PAN Fish ASA (b)                                       3,832
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%               100   Orkla ASA                                              5,661
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              200   Storebrand ASA                                         2,544
                  ----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                  28   Stolt-Nielsen SA                                         858
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%             44   Frontline Ltd.                                         1,418
                                                                680   Norsk Hydro ASA                                       21,103
                                                                428   Statoil ASA                                           11,343
                                                                                                                      ------------
                                                                                                                            33,864
                  ----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                261   Norske Skogindustrier ASA                              4,500
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Norway                         93,701
----------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.4%   Commercial Banks - 0.1%                        81   Banco BPI SA                                             632
                                                                567   Banco Comercial Portugues SA Registered Shares         2,096
                                                                299   Banco Espirito Santo SA Registered Shares              5,376
                                                                                                                      ------------
                                                                                                                             8,104
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                 757   Portugal Telecom SGPS SA Registered Shares             9,833
                  Services - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                   1,065   Energias de Portugal SA                                5,398
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%             1,934   Sonae SGPS SA                                          3,855
                  ----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                160   Sonae Industria SGPS SA (b)                            1,584
                  ----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          352   Brisa-Auto Estradas de Portugal SA Private
                                                                      Shares                                                 4,391
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Portugal                       33,165
----------------------------------------------------------------------------------------------------------------------------------
Singapore - 0.9%  Aerospace & Defense - 0.0%                  1,000   Singapore Technologies Engineering Ltd.                2,008
                  ----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.1%                             1,000   Singapore Airlines Ltd.                               11,410
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                     1,000   DBS Group Holdings Ltd.                               14,735
                                                              2,400   Oversea-Chinese Banking Corp.                         12,049
                                                              1,000   United Overseas Bank Ltd.                             12,649
                                                                                                                      ------------
                                                                                                                            39,433
                  ----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals -                     150   Creative Technology Ltd.                                 998
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               6,500   Singapore Telecommunications Ltd.                     13,900
                  Services - 0.2%
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%             1,242   SembCorp Industries Ltd.                               3,109
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                              815   SembCorp Marine Ltd.                                   1,807
                  ----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                               2,000   Cosco Corp. (Singapore) Ltd.                           2,999
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                1,000   Singapore Press Holdings Ltd.                          2,791
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Investment Trusts               2,000   Ascendas Real Estate Investment Trust                  3,482
                  (REITs) - 0.1%                              1,455   Suntec Real Estate Investment Trust                    1,727
                                                                                                                      ------------
                                                                                                                             5,209
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                    1,000   CapitaLand Ltd.                                 $      4,042
                  Development - 0.1%                            100   UOL Group Ltd.                                           283
                                                                                                                      ------------
                                                                                                                             4,325
                  ----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                          3,000   ComfortDelgro Corp. Ltd.                               3,149
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor              1,000   Chartered Semiconductor Manufacturing Ltd. (b)           835
                  Equipment - 0.0%                            3,000   STATS ChipPAC Ltd. (b)                                 2,289
                                                                                                                      ------------
                                                                                                                             3,124
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Singapore                      94,262
----------------------------------------------------------------------------------------------------------------------------------
Spain - 3.9%      Airlines - 0.0%                               759   Iberia Lineas Aereas de Espana                         2,765
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.6%                     2,784   Banco Bilbao Vizcaya Argentaria SA                    67,032
                                                                574   Banco Popular Espanol SA                              10,403
                                                              4,334   Banco Santander Central Hispano SA                    80,896
                                                                                                                      ------------
                                                                                                                           158,331
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.3%             178   ACS Actividades de Construccion y Servicios, SA       10,035
                                                                 30   Acciona SA                                             5,588
                                                                 35   Fomento de Construcciones y Contratas SA               3,567
                                                                 15   Grupo Ferrovial SA                                     1,464
                                                                119   Sacyr Vallehermoso SA                                  7,069
                                                                                                                      ------------
                                                                                                                            27,723
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               3,449   Telefonica SA                                         73,392
                  Services - 0.7%
                  ----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                     566   Endesa SA                                             26,770
                                                                546   Iberdrola SA                                          23,871
                                                                135   Union Fenosa SA                                        6,683
                                                                                                                      ------------
                                                                                                                            57,324
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.1%                   228   Gamesa Corp. Tecnologica SA                            6,275
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                          197   Azucarera Ebro Agricolas, SA                           4,993
                  ----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                           64   Gas Natural SDG SA                                     2,534
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure -                44   NH Hoteles SA                                            872
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                              510   Corp. Mapfre SA                                        2,302
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                   38   Promotora de Informaciones SA                            663
                                                                 56   Sogecable SA (b)                                       1,996
                                                                                                                      ------------
                                                                                                                             2,659
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                         12   Acerinox SA                                              365
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%            755   Repsol YPF SA                                         26,112
                  ----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                       144   Inditex SA                                             7,757
                  ----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                                206   Altadis SA                                            10,782
                  ----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%          260   Abertis Infraestructuras SA                            7,722
                                                                364   Cintra Concesiones de Infraestructuras de
                                                                      Transporte SA                                          6,102
                                                                                                                      ------------
                                                                                                                            13,824
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Spain                         398,010
----------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.5%     Building Products - 0.0%                      117   Assa Abloy AB B                                        2,546
                  ----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.0%                         95   D Carnegie AB                                          2,047
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.5%                     1,945   Nordea Bank AB                                  $     29,974
                                                                353   Skandinaviska Enskilda Banken AB Class A              11,215
                                                                306   Svenska Handelsbanken Class A                          9,252
                                                                                                                      ------------
                                                                                                                            50,441
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%         303   Securitas AB                                           4,703
                                                                303   Securitas Systems AB (b)                               1,226
                                                                                                                      ------------
                                                                                                                             5,929
                  ----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.5%            11,441   Telefonaktiebolaget LM Ericsson                       46,209
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.1%             422   Skanska AB Class B                                     8,322
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Consumer Services -               303   Securitas Direct AB (b)                                  960
                  0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                  62   Tele2 AB                                                 906
                  Services - 0.1%                             1,396   TeliaSonera AB                                        11,470
                                                                                                                      ------------
                                                                                                                            12,376
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                       295   Getinge AB Class B                                     6,614
                  Supplies - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                     300   Electrolux AB Series B                                 6,004
                                                                377   Husqvarna AB (b)                                       5,892
                                                                                                                      ------------
                                                                                                                            11,896
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.5%                              111   Alfa Laval AB                                          5,010
                                                                158   Atlas Copco AB                                         5,308
                                                                189   Atlas Copco AB Class B                                 6,129
                                                                200   SKF AB Class B                                         3,696
                                                                501   Sandvik AB                                             7,282
                                                                 86   Scania AB Class B                                      6,042
                                                                116   Trelleborg AB Class B                                  2,779
                                                                 84   Volvo AB Class A                                       5,963
                                                                147   Volvo AB Class B                                      10,124
                                                                                                                      ------------
                                                                                                                            52,333
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                  230   Eniro AB                                               3,040
                                                                 43   Modern Times Group AB                                  2,826
                                                                                                                      ------------
                                                                                                                             5,866
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                        220   Boliden AB                                             5,656
                                                                 87   SSAB Svenskt Stal AB Series A                          2,065
                                                                                                                      ------------
                                                                                                                             7,721
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%            146   Lundin Petroleum AB (b)                                1,695
                  ----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                 47   Holmen AB Class B                                      2,046
                                                                123   Svenska Cellulosa AB                                   6,423
                                                                                                                      ------------
                                                                                                                             8,469
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      113   Fabege AB                                              3,029
                  Development - 0.0%                             44   Wihlborgs Fastigheter AB                                 917
                                                                                                                      ------------
                                                                                                                             3,946
                  ----------------------------------------------------------------------------------------------------------------
                  Software - 0.0%                               459   Telelogic AB (b)                                       1,026
                  ----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                       366   Hennes & Mauritz AB B Shares                          18,498
                  ----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.0%                                202   Swedish Match AB                                       3,777
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Sweden                        250,671
----------------------------------------------------------------------------------------------------------------------------------
Switzerland -     Biotechnology - 0.1%                            7   Serono SA                                              6,285
6.7%              ----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.1%                        4   Geberit AG Registered Shares                           6,165
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Capital Markets - 1.6%                        935   Credit Suisse Group                             $     65,415
                                                              1,533   UBS AG                                                93,163
                                                                                                                      ------------
                                                                                                                           158,578
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.3%                               32   Ciba Specialty Chemicals AG Registered Shares          2,129
                                                                118   Clariant AG                                            1,767
                                                                  8   Givaudan                                               7,406
                                                                 66   Lonza Group AG Registered Shares                       5,704
                                                                 64   Syngenta AG                                           11,907
                                                                                                                      ------------
                                                                                                                            28,913
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%          70   Adecco SA Registered Shares                            4,783
                                                                  5   SGS SA                                                 5,572
                                                                                                                      ------------
                                                                                                                            10,355
                  ----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.1%                184   Logitech International SA (b)                          5,308
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                 114   Holcim Ltd.                                           10,450
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication                  12   Swisscom AG                                            4,542
                  Services - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                 1,462   ABB Ltd.                                              26,216
                  ----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment &                          1   Kudelski SA                                               38
                  Instruments - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 1.1%                          306   Nestle SA Registered Shares                          108,739
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                         8   Nobel Biocare Holding AG                               2,365
                  Supplies - 0.1%                                32   Phonak Holding AG Registered Shares                    2,547
                                                                  5   Straumann Holding AG Registered Shares                 1,211
                                                                 59   Synthes, Inc.                                          7,035
                                                                                                                      ------------
                                                                                                                            13,158
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                              235   Swiss Reinsurance Registered Shares                   19,980
                                                                121   Zurich Financial Services AG                          32,571
                                                                                                                      ------------
                                                                                                                            52,551
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                               13   SIG Holding AG Registered Shares                       4,342
                                                                 30   Schindler Holding AG                                   1,887
                                                                  3   Sulzer AG                                              3,415
                                                                                                                      ------------
                                                                                                                             9,644
                  ----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                  42   Kuehne & Nagel International AG                        3,056
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 1.9%                      1,741   Novartis AG Registered Shares                        100,374
                                                                532   Roche Holding AG                                      95,398
                                                                                                                      ------------
                                                                                                                           195,772
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                       19   PSP Swiss Property AG                                  1,091
                  Development - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                 10   Unaxis Holding AG                                      4,945
                  Equipment - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                    430   Compagnie Financiere Richemont AG                     25,055
                  Goods - 0.3%                                   25   The Swatch Group Ltd. Bearer Shares                    5,524
                                                                 21   The Swatch Group Ltd. Registered Shares                  939
                                                                                                                      ------------
                                                                                                                            31,518
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Switzerland                   677,324
----------------------------------------------------------------------------------------------------------------------------------
United            Aerospace & Defense - 0.3%                  2,924   BAE Systems Plc                                       24,375
Kingdom - 23.0%                                                 764   Cobham Plc                                             2,898
                                                                238   Meggitt Plc                                            1,445

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                                                              1,234   Rolls-Royce Group Plc                           $     10,818
                                                                                                                      ------------
                                                                                                                            39,536
                  ----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.1%                               543   British Airways Plc (b)                                5,608
                  ----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.0%                        469   GKN Plc                                                2,553
                  ----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.6%                            2,121   Diageo Plc                                            41,633
                                                                595   SABMiller Plc                                         13,689
                                                                529   Scottish & Newcastle Plc                               5,795
                                                                                                                      ------------
                                                                                                                            61,117
                  ----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.4%                        185   3i Group Plc                                           3,657
                                                                490   Amvescap Plc                                           5,718
                                                                 63   Close Brothers Group Plc                               1,254
                                                                112   Collins Stewart Plc (b)                                  557
                                                                634   ICAP Plc                                               5,940
                                                                235   Investec Plc                                           3,035
                                                              1,592   Man Group Plc                                         16,295
                                                                 67   Schroders Plc                                          1,464
                                                                112   Tullett Prebon Plc (b)                                 1,425
                                                                                                                      ------------
                                                                                                                            39,345
                  ----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                            1,059   Imperial Chemical Industries Plc                       9,372
                                                                145   Johnson Matthey Plc                                    4,000
                                                                                                                      ------------
                                                                                                                            13,372
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 4.3%                     4,971   Barclays Plc                                          71,052
                                                              2,901   HBOS Plc                                              64,299
                                                              8,801   HSBC Holdings Plc                                    160,432
                                                              4,333   Lloyds TSB Group Plc                                  48,486
                                                              2,430   Royal Bank of Scotland Group Plc                      94,825
                                                                                                                      ------------
                                                                                                                           439,094
                  ----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.2%         230   Biffa Plc                                              1,382
                                                                423   Capita Group Plc                                       5,027
                                                                859   Experian Group Ltd. (b)                               10,083
                                                              1,178   Group 4 Securicor Plc                                  4,336
                                                              1,086   Hays Plc                                               3,386
                                                                 89   Intertek Group Plc                                     1,452
                                                                112   Michael Page International Plc                           992
                                                                230   Rentokil Initial Plc                                     746
                                                                256   Serco Group Plc                                        1,915
                                                                                                                      ------------
                                                                                                                            29,319
                  ----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%             228   Amec Plc                                               1,882
                                                                205   Balfour Beatty Plc                                     1,778
                                                                                                                      ------------
                                                                                                                             3,660
                  ----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                 798   Hanson Plc                                            12,039
                  ----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.1%                       387   Cattles Plc                                            3,328
                                                                415   Provident Financial Plc                                5,700
                                                                                                                      ------------
                                                                                                                             9,028
                  ----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                 368   Rexam Plc                                              3,786
                  ----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.1%                           504   Inchcape Plc                                           4,993
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%          40   London Stock Exchange Group Plc                        1,026
                  ----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication               6,938   BT Group Plc                                          40,957
                  Services - 0.4%                               680   Cable & Wireless Plc                                   2,100
                                                                                                                      ------------
                                                                                                                            43,057
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.4%                     657   Scottish & Southern Energy Plc                  $     19,991
                                                              1,352   Scottish Power Plc                                    19,801
                                                                                                                      ------------
                                                                                                                            39,792
                  ----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments -          825   Electrocomponents Plc                                  4,737
                  0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.7%               642   Boots Group Plc                                       10,528
                                                              1,507   J Sainsbury Plc                                       12,076
                                                              5,786   Tesco Plc                                             45,825
                                                                                                                      ------------
                                                                                                                            68,429
                  ----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.6%                        1,383   Cadbury Schweppes Plc                                 14,799
                                                                597   Tate & Lyle Plc                                        8,983
                                                              1,003   Unilever Plc                                          28,044
                                                                                                                      ------------
                                                                                                                            51,826
                  ----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment &                       860   Smith & Nephew Plc                                     8,975
                  Supplies - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.6%          180   Carnival Plc                                           9,121
                                                              2,027   Compass Group Plc                                     11,510
                                                                213   Enterprise Inns Plc                                    5,643
                                                                162   First Choice Holidays Plc                                904
                                                                397   Intercontinental Hotels Group Plc                      9,810
                                                                307   Ladbrokes Plc                                          2,514
                                                                 46   Mitchells & Butlers Plc                                  640
                                                                301   PartyGaming Plc                                          187
                                                                237   Punch Taverns Plc                                      5,935
                                                              1,055   Rank Group Plc                                         4,829
                                                                 49   Whitbread Plc                                          1,607
                                                                244   William Hill Plc                                       3,019
                                                                                                                      ------------
                                                                                                                            55,719
                  ----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                     161   Barratt Developments  Plc                              3,893
                                                                 51   Bellway Plc                                            1,542
                                                                 70   Berkeley Group Holdings Plc                            2,345
                                                                304   Persimmon Plc                                          9,083
                                                                382   Taylor Woodrow Plc                                     3,188
                                                                263   Wimpey George Plc                                      2,876
                                                                                                                      ------------
                                                                                                                            22,927
                  ----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.2%                     434   Reckitt Benckiser Plc                                 19,833
                  ----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                          1,394   LogicaCMG Plc                                          5,077
                  ----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers &                 984   International Power Plc                                7,355
                  Energy Traders - 0.1%
                  ----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%                60   Cookson Group Plc                                        738
                                                                374   Smiths Group Plc                                       7,261
                                                              1,214   Tomkins Plc                                            5,841
                                                                                                                      ------------
                                                                                                                            13,840
                  ----------------------------------------------------------------------------------------------------------------
                  Insurance - 1.1%                            1,880   Aviva Plc                                             30,258
                                                              1,133   Friends Provident Plc                                  4,814
                                                              4,307   Legal & General Group Plc                             13,282
                                                              3,401   Old Mutual Plc                                        11,511
                                                              2,075   Prudential Plc                                        28,419

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                457   Resolution Plc                                  $      5,740
                                                              1,000   Royal & Sun Alliance Insurance Group                   2,986
                                                              2,189   Standard Life Plc (b)                                 12,676
                                                                                                                      ------------
                                                                                                                           109,686
                  ----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.1%              883   Home Retail Group                                      7,088
                  ----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                               62   Charter Plc (b)                                        1,099
                                                                416   IMI Plc                                                4,130
                                                                248   Invensys Plc (b)                                       1,337
                                                                                                                      ------------
                                                                                                                             6,566
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.9%                                1,788   Aegis Group Plc                                        4,901
                                                              1,078   British Sky Broadcasting Plc                          11,018
                                                                275   Daily Mail & General Trust                             3,861
                                                                525   EMI Group Plc                                          2,724
                                                                142   Emap Plc                                               2,245
                                                              2,710   ITV Plc                                                5,651
                                                                532   Pearson Plc                                            8,036
                                                              1,258   Reed Elsevier Plc                                     13,806
                                                              1,324   Reuters Group Plc                                     11,543
                                                                253   Trinity Mirror Plc                                     2,326
                                                                 26   United Business Media Plc                                353
                                                              1,109   WPP Group Plc                                         14,993
                                                                513   Yell Group Plc                                         5,725
                                                                                                                      ------------
                                                                                                                            87,182
                  ----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 1.5%                      1,101   Anglo American Plc                                    53,699
                                                              1,724   BHP Billiton Plc                                      31,545
                                                                900   Corus Group Plc                                        9,348
                                                                815   Rio Tinto Plc Registered Shares                       43,373
                                                                467   Xstrata Plc                                           23,317
                                                                                                                      ------------
                                                                                                                           161,282
                  ----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.6%                      3,343   Centrica Plc                                          23,204
                                                              1,811   National Grid Plc                                     26,133
                                                                579   United Utilities Plc                                   8,843
                                                                                                                      ------------
                                                                                                                            58,180
                  ----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.3%                     1,114   Marks & Spencer Group Plc                             15,639
                                                                282   Next Plc                                               9,939
                                                                                                                      ------------
                                                                                                                            25,578
                  ----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 3.8%          2,896   BG Group Plc                                          39,295
                                                             15,281   BP Plc                                               169,796
                                                              2,778   Royal Dutch Shell Plc                                 97,091
                                                              2,029   Royal Dutch Shell Plc Class B                         71,112
                                                                                                                      ------------
                                                                                                                           377,294
                  ----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 1.8%                      1,191   AstraZeneca Plc                                       63,989
                                                              4,425   GlaxoSmithKline Plc                                  116,445
                                                                                                                      ------------
                                                                                                                           180,434
                  ----------------------------------------------------------------------------------------------------------------
                  Real Estate Management &                      518   British Land Co. Plc                                  17,384
                  Development - 0.6%                            109   Brixton Plc                                            1,229
                                                                189   Hammerson Plc                                          5,836
                                                                379   Land Securities Group Plc                             17,238
                                                                168   Liberty International Plc                              4,592

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
Country           Industry                                     Held   Common Stocks                                       Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                310   Slough Estates Plc                              $      4,768
                                                                                                                      ------------
                                                                                                                            51,047
                  ----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                            131   Arriva Plc                                             1,960
                                                                260   Firstgroup Plc                                         2,927
                                                                157   National Express Group Plc                             3,474
                                                                575   Stagecoach Group Plc                                   1,722
                                                                                                                      ------------
                                                                                                                            10,083
                  ----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor                909   ARM Holdings Plc                                       2,238
                  Equipment - 0.0%                              247   CSR Plc (b)                                            3,144
                                                                                                                      ------------
                                                                                                                             5,382
                  ----------------------------------------------------------------------------------------------------------------
                  Software - 0.1%                               892   Misys Plc                                              3,777
                                                                855   Sage Group Plc                                         4,537
                                                                                                                      ------------
                                                                                                                             8,314
                  ----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.3%                       171   The Carphone Warehouse Plc                             1,051
                                                              1,207   DSG International Plc                                  4,526
                                                                393   Galiform Plc                                           1,052
                                                                488   HMV Group Plc                                          1,369
                                                                837   Kesa Electricals Plc                                   5,560
                                                              1,557   Kingfisher Plc                                         7,271
                                                              1,148   Signet Group Plc                                       2,664
                                                                                                                      ------------
                                                                                                                            23,493
                  ----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury                    295   Burberry Group Plc                                     3,728
                  Goods - 0.0%
                  ----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.7%                              1,300   British American Tobacco Plc                          36,373
                                                                434   Gallaher Group Plc                                     9,743
                                                                457   Imperial Tobacco Group Plc                            17,985
                                                                                                                      ------------
                                                                                                                            64,101
                  ----------------------------------------------------------------------------------------------------------------
                  Trading Companies &                            96   Travis Perkins Plc                                     3,729
                  Distributors - 0.2%                           656   Wolseley Plc                                          15,837
                                                                                                                      ------------
                                                                                                                            19,566
                  ----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%          441   BBA Aviation Plc                                       2,361
                  ----------------------------------------------------------------------------------------------------------------
                  Water Utilities - 0.0%                        241   Kelda Group Plc                                        4,370
                                                                153   Severn Trent Plc                                       4,404
                                                                                                                      ------------
                                                                                                                             8,774
                  ----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication                 39,557   Vodafone Group Plc                                   109,594
                  Services - 1.1%
                  ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in the United Kingdom          2,325,776
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                      (Cost - $8,305,956) - 97.0%                        9,799,249
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Exchanged-Traded Funds
----------------------------------------------------------------------------------------------------------------------------------
United                                                        2,390   iShares MSCI EAFE Index Fund                         175,091
States - 1.7%
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Exchange-Traded Funds
                                                                      (Cost - $175,203) - 1.7%                             175,091
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Preferred Stocks
----------------------------------------------------------------------------------------------------------------------------------
Germany - 0.3%    Automobiles - 0.1%                              3   Porsche AG                                             3,818
                                                                103   Volkswagen AG, 4.35%                                   7,689
                                                                                                                      ------------
                                                                                                                            11,507
                  ----------------------------------------------------------------------------------------------------------------

BlackRock Series Fund, Inc. - BlackRock International Index Portfolio

Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                             Shares
                  Industry                                     Held   Preferred Stocks                                    Value
----------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                               53   Henkel KGaA, 1.75%                              $      7,799
                  ----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                   96   ProSieben SAT.1 Media AG, 2.24%                        3,149
                  ----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.0%                         23   RWE AG, 3.50%                                          2,186
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Investments in Preferred Stocks
                                                                      (Cost - $14,218) - 0.3%                               24,641
----------------------------------------------------------------------------------------------------------------------------------

                                                         Beneficial
                                                           Interest   Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
                                                          $ 144,366   BlackRock Liquidity Series, LLC Cash Sweep
                                                                      Series, 5.26% (a)(c)                                 144,366
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Short-Term Securities
                                                                      (Cost - $144,366) - 1.4%                             144,366
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Investments
                                                                      (Cost - $8,639,743*)  - 100.4%                    10,143,347

                                                                      Liabilities in Excess of Other Assets - (0.4%)      (45,401)
                                                                                                                      ------------
                                                                      Net Assets - 100.0%                             $ 10,097,946
                                                                                                                      ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31,2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                                $ 8,751,374
                                                                    ===========
      Gross unrealized appreciation                                 $ 1,500,321
      Gross unrealized depreciation                                    (108,348)
                                                                    -----------
      Net unrealized appreciation                                   $ 1,391,973
                                                                    ===========

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------
      Affiliate                                                   Net Activity       Interest Income
      ----------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series            $136,097              $4,609
      ----------------------------------------------------------------------------------------------

(b)   Non-income producing security.
(c)   Represents the current yield as of December 31, 2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock International Index Portfolio of BlackRock Series Fund, Inc., as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 26, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Series Fund, Inc.

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Series Fund, Inc.

Date: February 20, 2007


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Series Fund, Inc.

Date: February 20, 2007